united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22153

Dunham Funds

(Exact name of registrant as specified in charter)

10251 Vista Sorrento Pkwy, Ste. 200, San Diego, CA 92121

(Address of principal executive offices) (Zip code)

Emile Molineaux

Gemini Fund Services, LLC., 80 Arkay Drive Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2616

Date of fiscal year end: 10/31

Date of reporting period:10/31/16

Item 1. Reports to Stockholders.

DUNHAM & ASSOCIATES

WHEN PERFORMANCE COUNTS

ANNUAL REPORT

October 31, 2016

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

Dunham Floating Rate Bond Fund

Dunham Monthly Distribution Fund

Dunham Corporate/Government Bond Fund

Dunham Dynamic Macro Fund

Dunham High-Yield Bond Fund

Dunham International Opportunity Bond Fund

Dunham Appreciation & Income Fund

Dunham Alternative Dividend Fund

Dunham Large Cap Value Fund

Dunham Focused Large Cap Growth Fund

Dunham International Stock Fund

Dunham Real Estate Stock Fund

Dunham Small Cap Value Fund

Dunham Emerging Markets Stock Fund

Dunham Small Cap Growth Fund

Investment Adviser:

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309

San Diego, California 92191

This Annual Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements also include those preceded by, followed by or that include the words “believes”, “expects”, “anticipates” or similar expressions. Such statements should be viewed with caution. Actual results or experience could differ materially from the forward-looking statements as a result of many factors. Each Fund makes no commitments to disclose any revisions to forward-looking statements, or any facts, events or circumstances after the date hereof that may bear upon forward-looking statements. In addition, prospective purchasers of the Funds should consider carefully the information set forth herein and the applicable fund’s prospectus. Other factors and assumptions not identified above may also have been involved in the derivation of these forward-looking statements, and the failure of these other assumptions to be realized may also cause actual results to differ materially from those projected.

Dear Fellow Shareholders,

Over the past fiscal year, the markets have had some ups and downs. In the first fiscal quarter, investors reacted negatively to a rise in short-term interest rates of a quarter point agreed to at the December 2015 Federal Open Market Committee (FOMC) meeting. After gaining back the losses from the interest rate movement, the stock market was given another shock when the UK voted to leave the European Union (EU) at the end of June. However, after the initial fall, the markets roared back in July to end up with a second consecutive strong positive quarter. As interest rates stayed the same, all eyes turned towards the U.S. Presidential election. As the election drew nearer and the polls started to show a closer race, market uncertainty rose and the markets were down slightly for the final fiscal quarter.

Stocks, even though they started off poorly, overall were decent for the fiscal year. While U.S. stock returns were in the mid-single digits, they were ahead of Chinese stocks, but lagged Japanese stocks. They outpaced foreign equities in developed markets but trailed emerging markets, who were the top performers for the 12-month period. Major U.S. indexes were held back by rising interest rates and election uncertainty.

In Europe, the “Brexit” vote dragged the markets down. The UK was down over 11 percent for the 12-month period. Other members of the EU were also hurt by the vote and most developed markets in the EU were negative for the fiscal year. It will be interesting to see how the European Central Bank’s (ECB) continues with its stimulus program with the UK exit from the EU looming.

Initial fears about a potential shortfall in China’s foreign exchange reserves dropped the world markets in January and February. However, all losses were recouped by the end of March. Other central banks continued their accommodating policies as the ECB started buying corporate bonds and the Bank of England resumed quantitative easing.

The oil market has seen heavy volatility as the Organization of Petroleum Exporting Countries (OPEC) continues to try and agree on a production freeze. However , an agreement is yet to be made. Certain members, such as Iran, continue to want to pump as much as possible and do not see the advantage of freezing output. Each announcement from OPEC conversations and meetings continues to drive the price of oil up or down. Even if an agreement is finalized, it remains to be seen how levels will be monitored, penalties enforced, and how countries will treat the standards. Supply and demand should be the driving force until OPEC members find a settlement for their constituents.

Domestic bonds continued to do relatively well for the year, even with the interest rate increase in December 2015. After ending under 1.5 percent at the end of the third fiscal quarter, the yield on the 10-year U.S. Treasury finished up about 35 basis points from that point to settle at 1.83 percent to end the 12-month period ended October 31, 2016. Global bonds, on the other hand, were up and down. They were up over 9 percent in the second fiscal quarter but fell over 4 percent in final fiscal quarter to close out the fiscal year. Overall, foreign bonds had higher returns for the 12-month period ended October 31, 2016, compared to the broad US bond market.

On the fund side, we have added the Dunham Alternative Dividend Fund. We believe this new fund will offer a strong source of income while still seeking to preserve capital during market downturns.

As we continue to move towards more clarity with the U.S. Presidential election and hopefully a better understanding on the future direction and timing of interest rate increases or decreases, we are optimistic that our diverse line-up of mutual funds will enable our shareholders to capitalize on opportunities the markets may present. We thank you for your continued trust and the confidence you have placed in us. We take that trust very seriously and look forward to servicing your investment needs for years to come.

Sincerely,

Jeffrey A. Dunham

President

Dunham & Associates Investment Counsel, Inc.

October 31, 2016

Dunham Floating Rate Bond Fund

Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Interest rates fell over the fiscal year, but the path was anything but direct. The yield on the 10-year Treasury began the fiscal year at 2.14 percent and hit its high for the fiscal year of 2.34 percent a few days in, trading within a relatively tight range through the end of December. From that point, the yield began a decline which reversed at the beginning of February, corresponding to the 2016 bottom of the U.S. stock market and oil prices. The subsequent uptrend lasted until early May, at which point the yield began a steady decline, hitting its low point for the fiscal year of 1.36 percent in early July, before trending steadily upward to finish the fiscal year at 1.83 percent. The overall decline in rates generally did not hinder the performance for bank loans, as measured by the S&P / LSTA Leveraged Loan Index. Bank loans managed a positive return for the fiscal year despite rates falling, rising 6.5 percent during the fiscal year. Although interest rates fell, the London Interbank Offered Rate (“LIBOR”) increased significantly during the fiscal year. Three-month LIBOR began the fiscal year at 0.33 percent and ended the fiscal year at 0.88 percent.

The dip in interest rates over the fiscal year coincided with an equity market increase over the same time period. At the beginning of the fiscal year, the average bank loan in the Fund had a price of $96.79. By the end of the fiscal year, the average price rose to $98.57. The Sub-Adviser remains optimistic about the asset class’ potential as interest rates rise and investor sentiment towards the loan space allows the prices to continue to increase. At the beginning of the fiscal year, approximately 36 bank loans in the Fund had a price below $95, which represented approximately 13.0 percent of the bank loans in the Fund. By the end of the fiscal year, the Fund held approximately 22 bank loans with a price below $95, which represented approximately 7.0 percent of the bank loans in the Fund.

The yields on bank loans, as measured by the S&P / LSTA Leveraged Loan 100 Index, moved in similar fashion to broader Treasury yield movements during the fiscal year. Bank loans in general began the fiscal year with a yield-to-maturity of 5.9 percent, approximately 1.8 percent less than their traditional high-yield bond counterparts, as measured by the Bank of America Merrill Lynch High-Yield Bond Cash Pay Index. Bank loans underperformed traditional high-yield bonds during the fiscal year by 3.6 percent. As bank loans underperformed traditional high-yield bonds, the yield gap between the bank loans and traditional high-yield bonds saw a contraction. At the end of the fiscal year, the yields on bank loans stood at 5.1 percent and traditional high-yield bonds ended at 6.5 percent. The Fund held approximately 5.3 percent of its assets in traditional high-yield bonds, which from an allocation perspective enhanced relative performance during the fiscal year.

The Sub-Adviser continued to focus on higher-rated first lien loans within the bank loan space, limiting its exposure to bank loans rated CCC and lower. The exposure to lower-rated loans, second lien loans, and traditional bonds has been limited to instances where the Sub-Adviser has determined that the additional reward is expected to significantly outweigh the additional risk. However, with the significant increase in lower-rated securities, some of the Fund’s bonds also benefitted. For example, over the second half of the fiscal year, the Fund held the CCC-rated traditional bonds issued by Beverage Packaging Holdings Luxembourg I SA (08783AAC7) (holding percentage**: 0.14 percent), a joint issuer of debt that operates as a dual issuer of senior notes. The company is a subsidiary of Reynolds Group Holdings Limited, which is a leading global manufacturer and supplier of consumer beverage and foodservice packaging products, based in Auckland, New Zealand. The Beverage Packaging Holdings bonds increased 3.4 percent over the fiscal year through late June, when the Sub-Adviser sold the bonds just prior to them being called by the issuer. An example of a CCC-rated bond that had a challenging fiscal year was the that of iHeartCommunications, Inc. (184502BL5) (holding percentage*: 0.06 percent), a mobile and on-demand entertainment and information services provider. The bonds struggled over the first fiscal quarter but rebounded to start the second fiscal quarter. Crossing the break-even threshold near the end of the third fiscal quarter the bonds gained momentum the first part of the fourth fiscal quarter, at which time they began to fall again. Over the entire fiscal period, the bonds gained 0.93 percent in total return.

As oil prices rallied from their January lows, many energy-related issuers saw increases in their bank loans. One such issuer that benefitted the Fund over the first part of the second half of the fiscal year was MEG Energy Corporation (BL0932949) (holding percentage*: 0.43 percent), an oil and gas company that is primarily involved in oil sands developments and leases. Despite oil prices falling from their mid-year high of $51.23 a barrel, the MEG Energy bank loans saw a price increase of 1.2 percent through July 31, 2016. From that day until the end of the fiscal year, the MEG Energy bank loans delivered an additional 3.7 percent price increase. A bank loan that detracted from Fund performance was from issuer Quorum Health Corporation (BL1974247) (holding percentage*: 0.18 percent), a group of hospitals that were spun off from Community Health Systems, Inc. The Quorum bank loans suffered a price decrease of 7.7 percent over the second half of the fiscal year.

The Sub-Adviser remains optimistic that interest rates, on the short- and long-end of the yield curve, will continue to rise and that bank loan investors may benefit from a highly-correlated increase in LIBOR. The Sub-Adviser believes we are still in the later innings of the credit cycle and anticipates the Fed will increase the federal funds rate by year-end. The Sub-Adviser is incrementally dialing up risk in the Fund, albeit cautiously, and remains encouraged by the historically low default rates combined with the floating rate feature offered by bank loans.

*	Holdings percentage(s) as of 10/31/2016.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns as of October 31, 2016

		Annualized
	One	Since Inception
	Year	(11/1/13)
Class N	4.74%	2.21%
Class C	3.87%	1.41%
Class A with load of 4.50%	(0.20)%	0.38%
Class A without load	4.49%	1.93%
S&P/LSTA Leverage Loan Index	6.51%	3.40%
Morningstar Bank Loan Category	5.42%	2.58%

The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Investors cannot invest directly in an index or benchmark.

The Morningstar Bank Loan Category is generally representative of mutual funds that primarily invest in floating-rate bank loans instead of bonds. These bank loans generally offer interest payments that typically float above a common short-term benchmark such as the London interbank offered rate, or LIBOR.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.27% for Class N, 2.02% for Class C and 1.52% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund
October 31, 2016

	Shares			Value
EXCHANGE TRADED FUND - 1.0%
DEBT FUND - 1.0%
PowerShares Senior Loan Portfolio	46,935			$1,087,953
TOTAL EXCHANGE TRADED FUND (Cost - $1,086,819)

	Principal	Interest	Maturity
Security	Amount	Rate	Date
BANK LOANS - 91.7%
CONSUMER DISCRETIONARY - 23.1%
Advantage Sales & Marketing Inc	$97,000	7.5000%	7/24/2022	91,969
Affinity Gaming LLC	19,000	5.0000	6/30/2023	19,104
Altice US Finance I Corp	325,625	3.8837	1/16/2025	327,253
AMC Entertainment Holdings, Inc.	162,000	2.7500	12/15/2023	161,595
AOT Bedding Super Holdings LLC	306,000	4.5000	10/20/2023	306,436
Aristocrat International Pty L	631,776	3.6307	10/20/2021	635,396
Boyd Gaming Corp.	176,302	4.0000	8/14/2020	177,928
Boyd Gaming Corp.	112,000	3.8456	9/16/2023	113,019
Caesars Entertainment Operating	129,617	12.7500	2/28/2017	151,793
Caesars Entertainment Operating	441,848	10.2500	2/28/2017	480,509
Caesars Entertainment Resort	819,544	7.0000	10/12/2020	825,691
Caesars Growth Properties Holding	250,998	6.2500	5/8/2021	251,232
CBAC Borrower LLC	99,250	8.2500	7/2/2020	98,009
CBS Radio, Inc.	327,000	4.5000	10/16/2023	329,179
CCO Safari III LLC	704,460	3.6359	1/24/2023	709,645
CCO Safari III LLC	137,310	3.3859	8/24/2021	138,048
CDS US Intermediate Holdings	174,240	5.0000	7/8/2022	174,785
Cengage Learning, Inc.	220,448	5.2500	6/8/2023	216,131
Charter Communications Operating	325,132	3.1359	6/30/2020	326,209
CityCenter Holdings LLC	301,249	4.2500	10/16/2020	303,477
Clear Channel Communications	730,000	7.6359	1/30/2019	555,129
CS Intermediate Holdco 2 LLC	408,599	4.0000	4/4/2021	409,979
CSC Holdings LLC	1,047,895	3.8739	10/12/2024	1,053,627
Delta 2 Lux Sarl	310,000	4.7500	7/30/2021	311,077
Eldorado Resorts, Inc.	128,375	4.2500	7/24/2022	129,338
Federal-Mogul Holdings Corp.	561,769	4.7500	4/16/2021	546,219
Floor & Decor Outlets of America	263,000	5.2500	9/30/2023	263,986
Gates Global LLC	525,783	4.2500	7/6/2021	519,347
Graton Economic Development	129,865	4.7500	8/31/2022	130,677
Harbor Freight Tools	497,000	4.1359	8/18/2023	501,115
Hilton Worldwide Finance LLC	1,432,105	3.3837	10/24/2023	1,441,385
Hilton Worldwide Finance LLC	140,090	3.5000	10/26/2020	140,845
Hudson’s Bay Co	250,000	4.2500	9/30/2022	252,395
Intelsat Jackson Holdings S.A.	370,000	3.7500	6/30/2019	354,863
KAR Auction Services, Inc.	308,343	4.0331	3/12/2021	310,463
KAR Auction Services, Inc.	74,625	4.3456	3/8/2023	75,558
Laureate Education, Inc.	485,577	8.8716	3/16/2021	482,724
Leslie’s Poolmart, Inc.	189,776	5.2500	8/16/2023	191,397
Libbey Glass, Inc.	251,226	3.8739	4/8/2021	252,482
Lions Gate Entertainment Corp.	314,000	3.8811	10/12/2023	314,327
MCC Georgia LLC	298,197	3.3456	1/28/2021	301,180
MCC Georgia LLC	154,840	3.5956	6/30/2021	156,292
MGM Growth Properties Operating	375,115	3.5956	4/24/2023	376,552
Michaels Stores, Inc.	585,796	3.7500	1/30/2023	590,922
Mohegan Tribal Gaming Authority	250,000	5.5000	10/12/2023	249,728
MPG Holdco I, Inc.	285,376	3.7500	10/20/2021	286,674
Neiman Marcus Group LTD, Inc.	267,934	4.2500	10/24/2020	247,182
Nexstar Broadcasting, Inc.	19,309	3.8538	9/26/2023	19,412
Nexstar Broadcasting, Inc.	216,691	3.0000	9/26/2023	217,843

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
CONSUMER DISCRETIONARY (Continued) - 23.1%
Numericable US LLC	$324,188	5.136%	1/16/2024	$327,672
Numericable US LLC	142,643	4.8859	2/10/2023	142,704
Party City Holdings, Inc.	614,482	3.8811	8/20/2022	617,127
Penn National Gaming, Inc.	453,457	3.3859	10/30/2020	455,158
PetSmart, Inc.	539,175	4.000	3/11/2022	541,051
Scientific Games International	678,281	6.0000	9/30/2021	682,096
ServiceMaster Co LLC	892,679	4.2500	6/16/2021	895,843
SFR Group SA	160,000	4.1300	1/14/2025	159,567
Sinclair Television Group, Inc.	370,313	3.6359	7/30/2021	372,858
Six Flags Theme Parks, Inc.	343,273	3.3464	6/30/2022	346,438
SRAM Corporation	271,719	4.0146	4/10/2020	265,605
St George’s University	192,000	6.2500	7/6/2022	193,680
Station Casinos LLC	503,738	3.8739	6/8/2023	506,843
TI Group Automotive Systems LLC	304,924	4.5000	6/30/2022	305,749
Transtar Holding Co	34,125	7.7500	10/9/2018	26,106
Tribune Co	367,093	3.8859	12/28/2020	369,846
UFC Holdings LLC	333,000	5.0000	8/18/2023	336,357
Univision Communications, Inc.	261,261	4.0000	2/29/2020	261,956
Univision Communications, Inc.	1,324,117	4.0000	2/29/2020	1,328,050
US Farathane LLC	277,671	5.7500	12/24/2021	279,059
Ziggo BV	419,000	3.8817	9/1/2024	419,668
				25,353,559
CONSUMER STAPLES - 9.3%
Albertsons LLC	251,737	4.7500	12/20/2022	254,640
Albertsons LLC	462,032	4.5000	8/24/2021	466,042
Amplify Snack Brands, Inc.	295,000	6.5000	9/2/2023	294,816
ARAMARK Corp.	796,597	3.3456	2/24/2021	802,217
ASP MSG Acquisition Co. Inc.	343,000	6.0000	8/16/2023	346,430
Charger Opco	126,901	4.3537	7/2/2022	127,416
Chobani LLC	270,000	5.2500	10/8/2023	273,208
Coty, Inc.	102,461	3.8537	10/28/2022	102,792
Coty, Inc.	290,000	3.3904	10/28/2022	290,937
Dell International LLC	1,050,000	4.1359	9/8/2023	1,058,926
Dole Food Co, Inc.	554,680	4.5012	10/31/2018	557,256
Galleria Co	205,952	3.8857	1/26/2023	207,753
Hostess Brands LLC	317,790	4.5000	8/4/2023	320,471
Hostess Brands LLC	235,000	8.5000	8/4/2022	237,277
Kronos, Inc.	80,442	9.7500	4/30/2020	81,649
Kronos, Inc.	820,590	4.5000	10/30/2019	825,103
Kronos, Inc.	700,000	5.0000	10/31/2023	703,938
Kronos, Inc.	120,000	9.2500	10/31/2024	124,025
Pinnacle Foods Finance LLC	22,828	3.6357	1/12/2023	23,053
Pinnacle Foods Finance LLC	798,163	3.3859	4/28/2020	803,802
Prestige Brands, Inc.	518,194	3.6359	9/4/2021	522,161
Reynolds Group Holdings, Inc.	843,567	4.2500	2/4/2023	846,916
Rite Aid Corp.	430,000	4.8750	6/20/2021	432,062
US Foods, Inc.	467,828	4.1359	6/28/2023	471,336
				10,174,226
ENERGY - 1.7%
Chesapeake Energy Corp.	55,000	8.5000	8/24/2021	59,011
Chief Exploration & Development	172,000	7.5000	5/16/2021	165,389
Drillships Financing Holding	140,639	6.0000	4/1/2021	72,781
Drillships Ocean Ventures, Inc.	109,480	5.5000	7/24/2021	78,493
EP Energy LLC	200,000	9.7500	6/30/2021	205,500
Fieldwood Energy LLC	134,102	8.3750	9/30/2020	80,461

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
ENERGY - 1.7% (Continued)
Fieldwood Energy LLC	$81,748	8.3750%	9/30/2020	$66,420
Fieldwood Energy LLC	60,554	8.0000	9/1/2020	53,015
Jonah Energy LLC	243,000	7.5000	5/12/2021	230,850
MEG Energy Corp.	539,257	3.7500	4/1/2020	510,356
Paragon Offshore Finance Co	174,258	5.2500	7/16/2021	63,604
Seadrill Operating LP	489,569	4.0000	2/20/2021	275,385
				1,861,265
FINANCIALS - 4.2%
Asurion LLC	187,440	5.0000	8/4/2022	188,612
Asurion LLC	77,010	5.0000	5/24/2019	77,175
Asurion LLC	19,767	4.7500	11/4/2023	19,668
Alixpartners LLP	512,820	4.0000	7/28/2022	515,438
Delos Finance	300,000	3.5956	3/6/2021	302,298
iStar Financial, Inc.	20,762	5.5000	6/30/2020	21,013
Lonestar Intermediate Super	215,000	10.0000	9/1/2021	217,330
Prime Security Services Borrower, LLC	247,380	4.7500	5/2/2022	249,588
RPI Finance Trust	242,077	3.3800	10/14/2022	244,583
Starwood Property Trust, Inc.	474,060	3.6359	4/16/2020	475,067
TCEH	53,571	5.0000	8/4/2023	54,081
TCEH	232,653	5.0000	8/4/2023	234,870
TransUnion LLC	887,793	3.6359	4/8/2021	891,676
VF Holdings Corp.	635,000	4.7500	6/30/2023	638,324
Walter Investments	538,471	4.7500	12/18/2020	505,602
				4,635,325
HEALTHCARE - 12.2%
21st Century Oncology, Inc.	207,375	7.1250	4/30/2022	191,822
Acadia Healthcare Co, Inc.	305,096	3.8818	2/16/2023	307,003
Akorn, Inc.	258,134	5.2500	4/16/2021	260,394
Alere, Inc.	320,793	4.2500	6/20/2022	320,257
American Renal Holdings Co, Inc.	83,784	4.7500	8/20/2019	83,017
Amneal Pharmaceuticals LLC	342,663	4.5008	10/31/2019	345,288
Amsurg Corp.	100,682	3.6359	7/16/2021	100,818
Ardent Legacy Acquisitions, Inc.	193,050	6.5000	8/4/2021	192,085
Capsugel Holdings US, Inc.	408,755	4.0000	8/1/2021	411,201
CHG Healthcare Services, Inc.	79,600	4.7500	6/8/2023	80,326
CHS/Community Health Systems	281,081	3.7500	1/1/2020	266,720
CHS/Community Health Systems	727,181	4.0000	1/28/2021	689,095
CHS/Community Health Systems	193,980	4.0921	1/1/2019	189,912
Concordia Healthcare Corp.	148,875	5.2500	10/20/2021	133,748
ConvaTec, Inc.	94,000	3.2500	10/14/2021	93,941
DaVita, Inc.	744,780	3.6359	6/24/2021	746,176
DJO Finance LLC	158,000	4.2500	6/8/2020	156,486
Emdeon, Inc.	43,222	3.7500	11/2/2018	43,371
Emdeon, Inc.	490,000	3.7500	11/2/2018	491,227
Emergency Medical Svcs Corp.	189,012	4.2500	5/24/2018	189,535
Endo Luxembourg Finance I Co	617,335	3.8859	9/26/2022	617,452
Envision Healthcare Corp.	160,785	4.5000	10/28/2022	161,627
Greatbatch Ltd	100,243	5.2500	10/28/2022	99,065
HCA, Inc.	202,905	4.1359	3/16/2023	205,265
IASIS Healthcare LLC	297,680	4.5000	5/4/2018	296,490
IMS Health, Inc.	448,013	3.5000	3/16/2021	451,235
inVentiv Health, Inc.	233,269	8.7500	5/15/2018	233,473
inVentiv Health, Inc.	336,000	4.7500	11/8/2023	336,420
Kindred Healthcare, Inc.	171,125	4.2500	4/8/2021	171,553
Lanai Holdings III, Inc.	233,000	5.7500	8/28/2022	229,505
MultiPlan, Inc.	127,251	5.0000	6/8/2023	128,811

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
HEALTHCARE (Continued) - 12.2%
National Mentor Holdings, Inc.	$265,436	4.2500%	2/1/2021	$266,099
National Surgical Hospitals Inc.	116,525	4.5000	5/31/2022	115,651
NVA Holdings, Inc.	173,000	8.0000	8/14/2022	173,649
NVA Holdings, Inc.	78,920	5.5000	8/14/2021	79,118
Ortho-Clinical Diag Holding	533,659	4.7500	6/30/2021	522,818
Pharmaceutical Product Development	552,852	4.2500	8/18/2022	552,949
PRA Holdings, Inc.	367,438	4.5000	9/24/2020	369,734
Quorum Health Corp.	224,870	6.7500	4/28/2022	210,029
Sedgwick, Inc.	125,000	6.7500	2/28/2022	124,375
Select Medical Corp.	253,725	6.0045	3/4/2021	255,735
Sterigenics-Nordion Holdings LLC	118,800	4.2500	5/16/2022	118,503
Surgery Center Holdings, Inc.	209,352	4.7500	11/4/2020	210,530
Surgical Care Affiliates LLC	368,409	3.7500	3/16/2022	370,251
Team Health, Inc.	242,173	3.8456	11/24/2022	243,157
US Renal Care, Inc.	207,702	5.2500	12/30/2022	199,458
Valeant Pharmaceuticals International	395,848	5.6037	3/31/2022	395,533
Valeant Pharmaceuticals International	290,941	5.3739	8/4/2020	290,296
Valeant Pharmaceuticals International	642,029	5.1300	2/12/2019	641,172
				13,362,375
INDUSTRIALS - 14.5%
84 Lumber Co.	350,000	6.7500	10/12/2023	347,375
ADS Waste Holdings, Inc.	508,149	3.8860	10/8/2019	509,173
Advanced Disposal Services, Inc.	496,000	3.6373	11/10/2023	497,550
Air Canada	144,000	3.6179	10/6/2023	144,558
American Airlines, Inc.	89,000	3.6360	4/28/2023	89,173
American Airlines, Inc.	431,088	3.3904	6/28/2020	432,216
Aspen Merger Sub, Inc.	138,000	5.2500	9/28/2023	139,438
Brickman Group Holdings, Inc.	249,000	7.5000	12/16/2021	249,233
Brickman Group Holdings, Inc.	688,162	4.0000	12/18/2020	688,021
Casella Waste Systems, Inc.	400,000	4.0000	10/16/2023	402,000
Coinstar, Inc.	100,000	9.7500	9/28/2024	99,688
Cortes NP Acquisition Corp.	183,000	6.0000	9/28/2023	182,199
Filtration Group, Inc.	339,247	4.2500	11/20/2020	340,043
Filtration Group, Inc.	177,924	4.2500	11/20/2020	178,146
Fortress Merger Sub, Inc.	146,000	5.0000	10/20/2023	147,004
Gardner Denver, Inc.	363,384	4.2500	7/30/2020	353,576
Harland Clarke Holdings Corp.	92,820	7.0000	5/22/2018	92,588
Harland Clarke Holdings Corp.	64,256	6.9930	8/4/2019	63,955
Harland Clarke Holdings Corp.	274,993	7.0000	1/1/2020	273,790
HD Supply, Inc.	543,944	3.6317	8/12/2021	544,967
HD Supply, Inc.	516,000	3.6317	10/16/2023	516,970
Headwaters, Inc.	510,304	4.0000	3/24/2022	513,733
Husky Injection Molding	764,652	4.2500	6/30/2021	765,371
McGraw-Hill Global Education	264,338	5.0000	5/4/2022	264,337
McJunkin Red Man Corp.	542,506	5.0000	11/8/2019	539,116
Navistar, Inc.	256,535	6.5000	8/8/2020	258,459
NN, Inc.	218,894	5.1359	10/20/2022	219,487
PAE Holding Corp.	170,000	6.5000	10/20/2022	170,000
Pro Mach Group, Inc.	1,125,000	4.7500	10/22/2021	1,126,407
Quikrete Co, Inc.	384,342	4.0000	9/28/2020	385,505
Rexnord LLC	413,933	4.0000	8/20/2020	415,642
Science Applications International	231,946	3.3254	5/4/2022	233,830
Sedgwick, Inc.	195,000	6.7500	2/28/2022	194,025
Sedgwick, Inc.	673,648	3.7500	2/28/2021	670,071
Silver II Borrower	300,000	4.0000	12/12/2019	276,750

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
INDUSTRIALS - 14.5% (Continued)
SiteOne Landscape Supply Holding	$175,120	6.2500%	4/28/2022	$176,324
Spin Holdcorp	283,261	4.2500	11/14/2019	282,269
TransDigm, Inc.	813,791	3.7500	6/9/2023	812,359
TransDigm, Inc.	394,288	3.8859	5/14/2022	393,529
TransDigm, Inc.	81,132	3.8484	6/4/2021	81,102
United Airlines, Inc.	515,778	3.6317	9/16/2021	519,215
US Airways, Inc.	499,550	3.6318	5/24/2019	501,111
Waste Industries USA, Inc.	542,508	3.6359	2/28/2020	544,287
WEX, Inc.	299,250	4.3859	6/30/2023	303,155
				15,937,747
INFORMATION TECHNOLOGY - 8.9%
Abacus Innovations Corp.	212,000	3.6359	8/16/2023	213,912
Allflex Holdings III, Inc.	281,300	4.2500	7/16/2020	282,882
Alorica, Inc.	61,845	5.6359	6/30/2022	62,695
Applied Systems, Inc.	158,197	7.5000	1/24/2022	159,829
Avago Technologies Cayman Finance	475,677	3.8817	1/31/2023	481,159
Blackboard, Inc.	790,000	6.0000	6/30/2021	784,668
BMC Software, Inc.	520,000	5.0000	9/10/2020	513,378
CCC Holdings, Inc.	333,676	4.0000	12/20/2019	334,405
CDW LLC	1,056,755	3.1359	8/16/2023	1,063,175
Cypress Semiconductor Corp.	296,250	6.5000	7/4/2021	300,695
Deltek, Inc.	94,000	9.5000	6/26/2023	95,488
Deltek, Inc.	126,852	5.0000	6/24/2022	127,784
Donnelley Financial Solutions	104,000	5.0000	9/28/2023	105,040
Ensemble S Merger Sub, Inc.	314,544	4.7500	9/30/2022	315,429
First Data Corp.	198,000	4.6318	7/8/2022	199,655
First Data Corp.	1,094,444	3.8818	3/24/2021	1,100,600
Inception Merger Sub, Inc.	348,000	5.0000	11/4/2023	350,393
Infor US, Inc.	237,930	3.7500	6/4/2020	237,980
Infor US, Inc.	595,666	3.7500	6/4/2020	595,243
Mitchell International, Inc.	221,000	8.5000	10/12/2021	219,619
Mitchell International, Inc.	367,478	4.5000	10/12/2020	367,249
MKS Instruments, Inc. Term	259,581	4.3859	4/30/2023	262,122
NXP BV	126,902	3.3633	12/8/2020	127,554
ON Semiconductor Corp.	231,000	4.1179	4/1/2023	232,761
Presidio, Inc.	201,531	5.2500	2/2/2022	202,129
SS&C European Holdings	24,578	3.6359	7/8/2020	24,640
SS&C European Holdings	38,122	3.6359	7/8/2020	38,217
SS&C Technologies, Inc.	248,842	4.1329	7/8/2022	251,195
SS&C Technologies, Inc.	30,924	4.1259	7/8/2022	31,216
Veritas US, Inc.	345,000	4.6373	4/28/2023	322,199
Western Digital Corp.	394,013	4.6373	4/28/2023	398,971
				9,802,282
MATERIALS - 8.4%
ABC Supply Co, Inc.	510,889	3.6359	4/16/2020	513,457
American Builders & Contractor	78,422	3.6067	11/1/2023	78,842
Anchor Glass Container Corp.	561,531	4.7500	6/30/2022	568,022
Ardagh Holdings USA, Inc.	259,149	4.0000	12/16/2019	262,104
Berlin Packaging LLC	396,587	4.5000	9/30/2021	399,102
Berry Plastics Corp.	378,020	3.7500	9/30/2022	379,697
Berry Plastics Corp.	417,784	3.5000	1/6/2021	418,656
Berry Plastics Group, Inc.	237,612	3.5000	2/8/2020	238,228
CPG International, Inc.	276,438	4.7500	9/30/2020	278,080
CPI Acquisition, Inc.	445,310	5.5000	8/16/2022	438,443
Fortescue Metals Group Ltd	634,646	3.7500	6/30/2019	635,042
Huntsman International LLC	111,440	4.3456	3/31/2023	112,439
Huntsman International LLC	483,410	3.8859	9/30/2021	486,509
Ineos Group Holdings Ltd	821,550	3.7500	12/16/2020	825,144

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
MATERIALS - 8.4% (Continued)
Ineos US Finance LLC	$393,703	4.2500%	4/1/2022	$396,582
Kraton Polymers LLC	300,000	6.0000	1/6/2022	302,175
MacDermid, Inc.	263,668	5.5000	6/8/2020	266,211
Omnova Solutions, Inc.	579,000	5.2500	8/24/2023	579,724
Owens-Brockway Glass Container	286,870	3.6216	8/31/2022	287,468
PolyOne Corp.	65,834	3.6040	11/12/2022	66,479
PQ Corp.	92,768	5.7500	11/4/2022	92,883
Royal Holdings, Inc.	235,025	4.5000	6/20/2022	236,530
Solenis International LP	351,865	4.2500	8/1/2021	352,178
Summit Materials	388,088	4.0000	7/18/2022	391,144
Univar, Inc.	498,476	4.2500	6/30/2022	499,929
WR Grace & Co	111,773	2.7676	2/4/2021	112,080
				9,217,148
REAL ESTATE - 1.7%
Capital Automotive L.P.	83,350	4.0000	4/10/2019	84,144
Capital Automotive L.P.	197,005	6.0000	4/30/2020	198,991
Communications Sales & Leasing	223,867	4.5000	10/24/2022	225,041
DTZ US Borrower LLC	592,499	4.2500	11/4/2021	592,192
ESH Hospitality Inc	303,000	3.8859	8/30/2023	305,179
Realogy Group LLC	455,539	3.8818	7/20/2022	460,238
				1,865,785
TELECOMMUNICATION SERVICES - 4.3%
Coral-US Co-Borrower LLC	135,450	5.6067	1/4/2023	137,143
Coral-US Co-Borrower LLC	165,550	5.5956	1/4/2023	167,619
Global Tel*Link Corp.	297,290	5.0000	5/24/2020	289,746
Level 3 Financing, Inc.	355,000	4.0000	1/16/2020	357,529
Level 3 Financing, Inc.	986,000	3.6239	6/1/2022	991,635
SBA Senior Finance II LLC	158,988	3.3456	6/10/2022	159,253
SBA Senior Finance II LLC	209,185	3.3456	3/24/2021	209,734
Securus Technologies Holdings	84,363	5.2500	4/30/2020	83,097
Securus Technologies Holdings	140,651	4.7500	4/30/2020	138,541
T-Mobile USA, Inc.	198,500	3.6359	11/8/2022	200,327
UPC Financing Partnership	1,042,564	4.2290	9/1/2024	1,049,008
Virgin Media Investment Holdings	445,962	4.0123	6/30/2023	448,388
West Corporation	225,129	3.8859	6/16/2023	226,677
XO Communications LLC	258,375	4.2500	3/20/2021	259,129
				4,717,826
UTILITIES - 3.4%
APLP Holdings LP	416,312	6.0000	4/12/2023	423,857
Calpine Construction Finance	257,509	3.3456	2/1/2022	256,866
Calpine Construction Finance	667,772	3.0956	5/4/2020	664,991
Calpine Corp.	264,338	3.8456	6/1/2023	266,452
Dayton Power & Light Co	94,000	4.1357	8/24/2022	94,979
Dynergy, Inc.	596,000	5.0000	6/28/2023	598,661
NRG Energy, Inc.	964,913	3.6359	6/30/2023	967,929
Talen Energy Supply LLC	200,000	6.0000	10/18/2023	200,333
Texas Comp Elec Hold LLC	635,000	5.3393	10/10/2017	187,805
				3,661,873

TOTAL BANK LOANS (Cost - $100,897,049)				100,589,411

BONDS & NOTES - 5.2%
AIRLINES - 0.0%
American Airlines Group, Inc. ^ - 144A	45,000	4.6250	3/1/2020	45,450

AUTO PARTS & EQUIPMENT - 0.2%
Schaeffler Verwaltung Zwei Gmb - 144A	200,000	4.1250	9/15/2021	205,250

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
BUILDING MATERIALS - 0.1%
Standard Pacific Corp. - 144A	$95,000	5.5000%	2/15/2023	$99,275

CHEMICALS - 0.2%
Hexion US Finance Corp.	105,000	6.6250	4/15/2020	92,400
INEOS GROUP HOLDINGS SA - 144A	200,000	5.6250	8/1/2024	198,750
				291,150
COMPUTERS - 0.1%
Diamond 1 Finance Corp. - 144A	95,000	5.8750	6/15/2021	100,164

DIVERSIFIED FINANCIAL SERVICES - 0.3%
Ally Financial, Inc.	50,000	4.1250	2/13/2022	50,141
Intl Lease Finance Corp.	120,000	3.8750	4/15/2018	123,000
Springleaf Finance Corp.	170,000	5.2500	12/15/2019	171,063
				344,204
ELECTRIC - 0.1%
Talen Energy Supply LLC - 144A	100,000	4.6250	7/15/2019	95,500

ENTERTAINMENT - 0.0%
GLP Capital LP	50,000	4.8750	11/1/2020	53,563

FOOD - 0.1%
Dole Food Co., Inc. - 144A	70,000	7.2500	5/1/2019	71,138

HEALTHCARE-SERVICES - 0.5%
Centene Corp.	75,000	5.6250	2/15/2021	78,863
Surgery Center Holdings, Inc. - 144A	130,000	8.8750	4/15/2021	138,775
Tenet Healthcare Corp. ^	275,000	4.3503	6/15/2020	278,438
Tenet Healthcare Corp.	25,000	5.0000	3/1/2019	24,367
Tenet Healthcare Corp.	75,000	6.0000	10/1/2020	79,191
				599,634
HOLDING COMPANIES - DIVERSIFICATION - 0.1%
Argos Merger Sub, Inc. ^ - 144A	140,000	7.1250	3/15/2023	146,825

HOME BUILDERS - 0.2%
TRI Pointe Holdings, Inc.	70,000	4.3750	6/15/2019	71,925
TRI Pointe Group, Inc.	130,000	4.8750	7/1/2021	134,225
				206,150
LODGING - 0.0%
Boyd Gaming Corp.	40,000	6.8750	5/15/2023	43,000

MEDIA - 0.8%
Cequel Communications Escrow - 144A	50,000	6.3750	9/15/2020	51,688
Clear Channel Communications	95,000	9.0000	12/15/2019	72,438
Numericable Group SA - 144A	410,000	6.0000	5/15/2022	421,919
RCN Telecom Services LLC - 144A	110,000	8.5000	8/15/2020	117,356
Univision Communications, Inc. - 144A	200,000	5.1250	5/15/2023	204,000
				867,401
MINING - 0.1%
Vedanta Resources PLC - 144A	100,000	9.5000	7/18/2018	106,255

OIL & GAS - 0.6%
Carrizo Oil & Gas, Inc.	140,000	6.2500	4/15/2023	144,550
Diamondback Energy, Inc. - 144A	30,000	4.7500	11/1/2024	30,038
FTS International, Inc.	50,000	6.2500	5/1/2022	28,500

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
OIL & GAS - 0.6% (Continued)
FTS International, Inc. - 144A	$120,000	8.3041%	6/15/2020	$116,156
Laredo Petroleum, Inc.	90,000	5.6250	1/15/2022	88,200
Newfield Exploration Co	90,000	5.7500	1/30/2022	94,275
Range Resources Corp. - 144A	90,000	5.0000	8/15/2022	88,200
Whiting Petroleum Corp.	50,000	5.7500	3/15/2021	46,625
				636,544
PACKAGING & CONTAINERS - 0.5%
Ardagh Packaging Finance PLC - 144A	200,000	6.2500	1/31/2019	204,500
Reynolds Group ^ - 144A	230,000	3.5000	7/15/2021	235,175
Reynolds Group	50,000	5.7500	10/15/2020	51,377
				491,052
PHARMACEUTICALS - 0.1%
Capsugel SA - 144A	19,000	7.0000	5/15/2019	19,010
Quintiles Transnational Corp. - 144A	40,000	4.8750	5/15/2023	41,450
VRX Escrow Corp. - 144A	70,000	5.3750	3/15/2020	61,250
				121,710
PIPELINES - 0.1%
Antero Midstream Partners LP - 144A	75,000	5.3750	9/15/2024	75,750

REITS - 0.2%
IStar Financial, Inc.	30,000	4.8750	7/1/2018	30,113
IStar Financial, Inc.	165,000	5.0000	7/1/2019	165,022
				195,135
SEMICONDUCTORS - 0.2%
NXP Bv - 144A	200,000	4.1250	6/1/2021	214,000

SOFTWARE - 0.3%
First Data Corp. - 144A	190,000	5.3750	8/15/2023	197,126
First Data Corp. - 144A	90,000	5.0000	1/15/2024	91,688
First Data Corp. - 144A	25,000	5.7500	1/15/2024	25,469
				314,283
TELECOMMUNICATIONS - 0.4%
Frontier Communications Corp.	105,000	6.2500	9/15/2021	100,275
Intelsat Jackson Holdings SA - 144A	7,000	8.0000	2/15/2024	7,070
T-Mobile USA, Inc.	205,000	6.0000	4/15/2024	218,581
West Corp. - 144A	105,000	4.7500	7/15/2021	108,413
				434,339

TOTAL BONDS & NOTES (Cost - $5,890,108)				5,757,772

ASSET BACKED SECURITIES - 1.9%
Home Equity Loan Trust 2007-HS	125,083	6.1100	6/25/2037	126,112
Morgan Stanley Capital I Trust	1,433,442	5.8090	12/12/2049	1,467,938
VOLT XXXIII LLC - 144A	500,160	0.0000	3/25/2055	503,142
TOTAL ASSET BACKED SECURITIES (Cost - $2,096,552)				2,097,192

PRIVATE PLACEMENTS - 0.2%
Wheels Up	46,957	7.5000	6/1/2024	46,487
Wheels Up	223,043	5.0000	6/1/2024	220,813
TOTAL PRIVATE PLACEMENTS (Cost - $95,542)				267,300

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2016

		Interest
Security	Shares	Rate		Value
SHORT-TERM INVESTMENT - 9.0%
MONEY MARKET FUND - 9.0%
Fidelity Institutional Money Market Funds - Government Portfolio	9,844,573	0.27	% +	$9,844,573
TOTAL SHORT-TERM INVESTMENT - (Cost - $9,844,573)

COLLATERAL FOR SECURITIES LOANED - 0.5%
Mount Vernon Prime Portfolio (Cost - $506,125)	506,125	0.67	% +	506,125

TOTAL INVESTMENTS - 109.5% (Cost - $120,416,768)				120,150,326
LIABILITIES IN EXCESS OF OTHER ASSETS - (9.5)%				(10,464,138)
NET ASSETS - 100.0%				$109,686,188

REITS - Real Estate Investment Trusts.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $493,658 at October 31, 2016. Securities loaned with a value of $88,758 have been sold and are pending settlement.

+	Variable rate security. Interest rate is as of October 31, 2016.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Portfolio Composition * - (Unaudited)
Bank Loans	83.7%	Telecommunications	0.4%
Asset Backed Securities	1.9%	Diversified Financial Services	0.3%
Exchange Traded Fund	0.9%	Software	0.3%
Media	0.8%	Other **	3.0%
Oil & Gas	0.6%	Short-Term Investment	7.7%
Packaging & Containers	0.4%	Total	100.0%

*	Based on total value of investments as of October 31, 2016.

**	Groupings less than 0.20% of holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Monthly Distribution Fund

Message from the Sub-Adviser (Westchester Capital Management, LLC)

While “higher” market volatility has been a prominent theme across the fiscal year, there have been relatively short periods that have experienced significant spikes and drops. Market volatility, as measured by the CBOE Volatility Index (“VIX”) ended the fiscal year 13.2 percent higher than it began. However, during the first fiscal quarter through January and into February, the VIX significantly spiked four different times with at least an increase of 33 percent and as much as 77 percent. These spikes generally coincided with declines in the equity markets. Equity markets rallied from mid-February through May as volatility generally subsided. In June, volatility once again spiked 96 percent amid the Brexit referendum and once more to close the year amid the U.S. presidential election. These points of higher volatility levels during the fiscal year generally resulted in investors attempting to reduce risk and making indiscriminate sell decisions. However, as volatility subsided between these spikes, equity markets generally recovered. Event driven strategies, as measured by the Credit Suisse Event Driven Index, fell 8.1 percent in the first fiscal quarter but increased 10.3 percent in the final three fiscal quarters, resulting in a positive 1.4 percent for the fiscal year. Market neutral strategies, as measured by the IQ Hedge Market Neutral Beta Index, had a less significant downturn in the first fiscal quarter falling just 2.1 percent. The final three quarters were also positive for market neutral strategies increasing 4.3 percent, resulting in a 2.1 percent increase for the fiscal year ended October 31, 2016.

Merger arbitrage strategies, as measured by the Credit Suisse Merger Arbitrage Index, declined 3.0 percent over the fiscal year ended October 31, 2016. When broken down, merger arbitrage strategies increased 1.0 percent for the first six months of the fiscal year, and declined 4.0 percent in the final six months of the fiscal year. As volatility spiked over the fiscal year, many merger spreads saw significant widening during the period. However, deals continued to close during these volatile times. For example, the acquisition of Starwood Hotels and Resorts (STWD) (holding percentage*: 2.16 percent) by Marriott International Inc. (MAR) (holding percentage*: 0.66 percent) closed on September 23, 2016. These significant spreads on deals that ultimately proved to successfully close helps to illustrate how this ongoing volatility significantly impacted deal spreads within the event driven space.

As volatility peaked during the first three months of the period, many deal spreads widened substantially. For example, the cash and stock acquisition of Baker Hughes Inc. (BHI) (holding percentage**: 0.06 percent) by Halliburton Co. (HAL) (holding percentage**: -0.03 percent) continued to experience its deal spread widen. At the start of the period, the spread stood at 17.7 percent and by the end of the first three months, it had widened further to a spread of 25.5 percent. Even though volatility generally subsided, the spread did not improve during the final three months. The deal completion date was pushed back to midsummer due regulatory request from the U.S. government and European Commission. The Sub-Adviser believed the risk present in the position no longer warranted a place in the Fund and sold out of the position on March 3, 2016. The Justice Department denied the approval of this acquisition on April 6, 2016. Another deal that saw its spread widen over the fiscal year was the cash and stock acquisition of St. Jude Medical Inc. (STJ) (holding percentage*: 2.97 percent) by Abbott Laboratories (ABT) (holding percentage*: -1.30 percent). Over the final fiscal quarter this deal’s spread widened by approximately 14 percent.

The Sub-Adviser generally implements risk-reversals, a risk management technique using call and put options, on event driven opportunities outside of the merger arbitrage strategy. The Sub-Adviser does this in order to help keep the risk within what it believes are acceptable bounds. A special situation event example that has spanned multiple fiscal quarters included Hertz Global Holdings, Inc.’s (HTZ) (holding percentage*: 2.75 percent) spin-off of its equipment rental business. In this particular example, HTZ experienced substantial declines in the first fiscal quarter, primarily due to concerns over the company’s leverage and its growing competition from smart-phone oriented ride-hailing companies. However, the Sub-Adviser’s implementation of the risk reversals served well to offset a meaningful amount of the downturn. The risk reversal detracted in the previous fiscal quarter and until the position was liquidated on September 16, 2016 as HTZ increased. Over the fiscal year, buy/write strategies, as measured by the CBOE S&P 500 Buy/Write Index, increased 4.3 percent, although they declined 4.5 percent in the first quarter. The difference in utilizing a risk-reversal instead of a buy/write strategy is that it uses the majority of the proceeds of the written call to purchase protective put options. Therefore, in the declining periods such as the first fiscal quarter, the risk-reversal strategy generally helped to reduce the downside (leaving less to be recovered).

The Sub-Adviser continued to maintain a small position in credit opportunities during the fiscal year. During the fiscal year, corporate bonds in general, as measured by the Bank of America Merrill Lynch Corporate Bond Index, increased 7.0 percent. The strategy as a whole generally contributed positively to Fund performance during the fiscal year. Fund holdings such as the defaulted debt of Energy Future 3/1/2022 (29269QAD9) (holding percentage*: 2.55 percent) aided positive performance during the fiscal year. The Energy Future bond price increased 25.9 percent over the fiscal year. Another holding that positively contributed to Fund performance was the WhiteWave Foods Co 10/1/2022 (966244AA3) (holding percentage*: 0.80 percent). Since the position was initiated in the Fund on September 7, 2016 through the end of the fiscal year, this holding increased 0.3 percent.

The Sub-Adviser believes that the shifting volatility across the markets has generally increased the potential rewards for many of these event driven opportunities. However, while the core tenets for many of these events have not substantially changed, the Sub-Adviser is optimistic that the overall risk-reward profile has improved. The Sub-Adviser continues to implement its disciplined risk controls while taking advantage of these perceived opportunities.

*	Holdings percentage(s) as of 10/31/2016.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $10,000 Investment

Total Returns as of October 31, 2016

		Annualized	Annualized	Annualized Since
	One Year	Three Years	Five Years	Inception (8/1/08)*
Class N	1.79%	1.39%	3.59%	3.36%**
Class C	0.75%	0.38%	2.56%	1.88%
Class A with load of 5.75%	(4.29)%	(0.85)%	2.11%	1.91%
Class A without load	1.54%	1.13%	3.33%	2.64%
IQ Hedge Market Neutral Beta Index	0.42%	1.12%	1.72%	2.24%
Morningstar Multialternative Category	(1.53)%	0.08%	0.96%	0.42%

*	Westchester Capital Management, Inc. was named Sub-Adviser to the Fund on August 1, 2008. Prior to August 1, 2008, the Fund was named Kelmoore Strategy Liberty Fund and was managed under a different adviser.

**	Class N commenced operations on September 29, 2008. IQ Hedge Market Neutral Beta Index is a benchmark index designed to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral investment style. Investors cannot invest directly in an index or benchmark.

The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and mutual funds that tactically allocate among alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses before any fee waiver, including the cost of underlying funds, are 2.11% for Class N, 3.11% for Class C and 2.36% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund
October 31, 2016

Security	Shares	Value
COMMON STOCK - 87.1%
AEROSPACE & DEFENSE - 0.9%
Arconic, Inc. #	49,000	$1,407,284
B/E Aerospace, Inc.	13,383	796,556
		2,203,840
AGRICULTURE - 0.9%
Reynolds American, Inc. ^	38,130	2,100,200

AIRLINES - 0.0%
American Airlines Group, Inc. *	101,283	114,450

AUTO MANUFACTURERS - 1.0%
General Motors Co.	72,000	2,275,200

AUTO PARTS & EQUIPMENT - 0.2%
Adient Plc *	13,270	603,920

BANKS - 1.3%
PrivateBancorp, Inc. #	66,955	3,029,044

CHEMICALS - 9.8%
Ashland Global Holdings, Inc. #	21,100	2,357,503
Dow Chemical Co. #	88,400	4,756,804
Monsanto Co.	35,500	3,577,335
Syngenta AG - ADR	78,362	6,301,872
Valspar Corp. #	62,341	6,209,164
Valvoline, Inc. * ^	7,253	147,961
		23,350,639
COMMERCIAL SERVICES - 0.0%
SFX Entertainment, Inc. *	414,496	3,231

COMPUTERS - 5.5%
Dell Technologies, Inc. - Vmware, Inc. * #	57,945	2,844,512
Hewlett Packard Enterprise Co. #	441,000	9,909,270
Lexmark International, Inc.	6,063	240,640
		12,994,422
COSMETICS/PERSONAL CARE - 1.7%
Coty, Inc. ^	172,071	3,955,912
The Procter & Gamble Co.	36	3,125
		3,959,037
DISTRIBUTION / WHOLESALE - 3.6%
Ingram Micro, Inc. #	233,589	8,689,511

DIVERSIFIED FINANCIAL SERVICES - 2.6%
Bats Global Markets, Inc.	28,949	851,390
CIT Group, Inc. #	148,500	5,395,005
		6,246,395
ELECTRIC - 0.0%
Fortis, Inc.	7	241

ELECTRONICS - 2.2%
Johnson Controls International PLC	132,700	5,350,483

ENTERTAINMENT - 0.8%
Isle of Capri Casinos, Inc. * #	56,623	1,189,083
Vail Resorts, Inc.	5,055	806,001
		1,995,084
FOOD - 4.0%
ConAgra Foods, Inc. #	172,900	8,330,322
The WhiteWave Foods Co. *#	21,154	1,152,681
		9,483,003

See accompanying notes to Financial Statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2016

Security	Shares	Value
HEALTHCARE-PRODUCTS - 3.1%
St Jude Medical, Inc. #	93,491	$7,277,339

HOLDING COMPANIES-DIVERSIFICATION - 0.9%
Hennessy Capital Acquisition Corp. II *	104,074	1,027,210
Pacific Special Acquisition Corp. *	105,552	1,081,908
		2,109,118
HOUSEHOLD PRODUCTS / WARES - 3.9%
Jarden Corp. *	148,157	9,321,031

INSURANCE - 5.2%
Endurance Specialty Holdings Ltd.	62,279	5,726,554
Metlife, Inc.	139,500	6,550,920
		12,277,474
INTERNET - 5.4%
Yahoo!, Inc. * #	308,067	12,800,184

INVESTMENT COMPANIES - 2.3%
American Capital Ltd. * #	319,103	5,421,560
Northstar Asset Management Group	1,875	25,718
		5,447,278
LODGING - 7.3%
Hilton Worldwide Holdings, Inc. #	406,600	9,189,160
MGM Resorts International *	250,000	6,542,500
Marriott International, Inc. ^	23,600	1,621,320
		17,352,980
MEDIA - 8.8%
CBS Corp. #	118,200	6,692,484
Liberty SiriusXM Group * #	212,403	7,066,648
Media General, Inc. * ^	57,588	970,358
Time Warner, Inc.	69,200	6,158,108
		20,887,598
MISCELLANEOUS MANUFACTURING - 1.5%
General Electric Co. ^	120,700	3,512,370

OIL & GAS - 0.6%
Showa Shell Sekiyu KK	155,280	1,452,557

OIL & GAS SERVICES - 2.1%
FMC Technologies Inc	154,003	4,969,677

PIPELINES - 0.9%
Columbia Pipeline Group, Inc.	84,102	2,168,392

PRIVATE EQUITY - 0.8%
The Blackstone Group LP ^ #	74,000	1,852,220

REITS - 3.5%
NorthStar Realty Finance Corp. #	51,505	723,066
Starwood Property Trust, Inc. #	237,766	5,287,916
Wheeler Real Estate Investment Trust, Inc. #	841,527	1,447,426
Winthrop Realty Trust #	102,617	846,590
		8,304,998
RETAIL - 4.1%
Cabela’s, Inc. * #	119,003	7,331,775
Yum! Brands, Inc.	28,100	2,424,468
		9,756,243
SEMICONDUCTORS - 2.2%
KLA-Tencor Corp.#	26,000	1,952,860
NXP Semiconductors NV *	32,053	3,205,300
		5,158,160
TOTAL COMMON STOCK (Cost - $204,524,216)		207,046,319

See accompanying notes to Financial Statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2016

Security		Shares		Value
RIGHTS - 0.0%
Leap Wireless International, Inc. *		4,071		$12,009
Pacific Special Acquisition Corp. *		105,552		23,860
Safeway Casa Ley CVR *		90,955		4,548
Safeway PDC, LLC CVR *		90,955		31,834
TOTAL RIGHTS (Cost - $126,880)				72,251

WARRANTS - 0.0%
Pacific Special Acquisition Corp. *		105,552		11,611
TOTAL WARRANTS (Cost - $8,254)

CLOSED-END FUNDS - 2.7%
BlackRock Floating Rate Income Strategies Fund, Inc.		103,341		1,424,039
Eaton Vance Floating-Rate Income Trust		48,842		704,302
Invesco Senior Income Trust #		586,649		2,575,389
Voya Prime Rate Trust #		203,862		1,082,507
Western Asset High Income Opportunity Fund, Inc.		106,644		528,954
TOTAL CLOSED-END FUNDS (Cost - $6,287,617)				6,315,191

		Dividend
	Shares	Rate
PREFERRED STOCK - 1.7%
DIVERSIFIED FINANCIAL SERVICES - 1.7%
Kinder Morgan GP, Inc. - 144A *	2,000	4.80%		1,825,000
NorthStar Realty Finance Corp	34,828	8.25%		921,413
NorthStar Realty Finance Corp #	45,545	8.75%		1,208,309
TOTAL PREFERRED STOCK (Cost - $3,955,187)				3,954,722

	Principal	Interest	Maturity
	Amount	Rate	Date
BONDS & NOTES - 7.7%
ELECTRIC - 2.7%
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. - 144A	$4,903,373	11.75%	3/1/2022	6,325,351

ENGINEERING & CONSTRUCTION - 0.1%
Aeropuertos Dominicanos Siglo XXI SA - 144A	192,000	9.750	11/13/2019	202,080

FOOD - 1.4%
WhiteWave Foods Co. #	2,950,000	5.3750	10/1/2022	3,329,812

HEALTHCARE - 0.5%
Change Healthcare Holdings, Inc.	1,224,000	11.0000	12/31/2019	1,286,096

LODGING - 1.4%
Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance, Inc.	3,180,000	9.3750	5/1/2022	3,394,650

MEDIA - 0.9%
LIN Television Corp.	2,000,000	5.875	11/15/2022	2,102,500

RETAIL - 0.7%
Rite Aid Corp.	1,694,000	6.750	6/15/2021	1,781,393

TOTAL BONDS & NOTES (Cost - $17,551,771)				18,421,882

			Contracts**
PURCHASED CALL OPTIONS - 0.0%
SPDR S&P 500 ETF Trust, Expiration November 2016, Exercise Price $221			130	2,340
TOTAL PURCHASED CALL OPTIONS (Cost - $29,213)				2,340

			Contracts**
PURCHASED PUT OPTIONS - 0.3%
Allergan Public, Expiration November 2016, Exercise Price $215			55	54,340
American International Group, Inc., Expiration November 2016, Exercise Price $50			256	512
American International Group, Inc., Expiration December 2016, Exercise Price $52.5			356	9,078
Arconic, Inc., Expiration December 2016, Exercise Price $22			490	2,450

See accompanying notes to Financial Statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2016

Security		Contracts**	Value
PURCHASED PUT OPTIONS - 0.3% (Continued)
Blackstone Group LP., Expiration November 2016, Exercise Price $22		240	$1,200
Blackstone Group LP., Expiration December 2016, Exercise Price $22		740	11,470
ConAgra Foods, Inc., Expiration December 2016, Exercise Price $40		197	3,447
ConAgra Foods, Inc., Expiration November 2016, Exercise Price $42		102	1,020
ConAgra Foods, Inc., Expiration December 2016, Exercise Price $42		1,287	25,740
CBS Corp., Expiration December 2016, Exercise Price $47		1,182	34,278
CIT Group, Inc., Expiration November 2016, Exercise Price $32		1,094	24,615
CIT Group, Inc., Expiration November 2016, Exercise Price $33		391	5,865
Dow Chemical Company, Expiration December 2016, Exercise Price $45		1,507	24,112
Vivendi SA, Expiration November 2016, Exercise Price $14		545	598
Vivendi SA, Expiration December 2016, Exercise Price $16		2,011	15,453
General Electric Co., Expiration December 2016, Exercise Price $26		1,207	18,709
General Motors Co., Expiration December 2016, Exercise Price $28		2,379	52,338
Hilton Worldwide Holdings, Inc., Expiration November 2016, Exercise Price $19		203	2,030
Hilton Worldwide Holdings, Inc., Expiration November 2016, Exercise Price $20		419	4,190
Hilton Worldwide Holdings, Inc., Expiration November 2016, Exercise Price $21		3,444	43,050
Hewlett Packard Enterprise Company, Expiration November 2016, Exercise Price $17		3,281	8,203
Hewlett Packard Enterprise Company, Expiration November 2016, Exercise Price $18		1,129	2,823
Johnson Controls International PLC, Expiration November 2016, Exercise Price $38		224	5,152
Johnson Controls International PLC, Expiration November 2016, Exercise Price $40		267	6,808
Johnson Controls International PLC, Expiration January 2017, Exercise Price $40		306	15,912
MetLife, Inc., Expiration November 2016, Exercise Price $37.5		1,277	5,108
MetLife, Inc., Expiration January 2017, Exercise Price $40		1,395	78,120
MGM Resorts International, Expiration December 2016, Exercise Price $21		2,500	32,500
SPDR S&P 500 ETF Trust, Expiration November 2016, Exercise Price $214		110	41,800
SPDR S&P 500 ETF Trust, Expiration November 2016, Exercise Price $215		335	138,020
Yum! Brands, Inc., Expiration January 2017, Exercise Price $72.5		281	15,736
TOTAL PURCHASED PUT OPTIONS (Cost - $1,479,792)			684,677
TOTAL PURCHASED OPTIONS (Cost - $1,509,005)			687,017

		Interest
	Shares	Rate
SHORT-TERM INVESTMENT - 16.3%
MONEY MARKET FUND - 16.3%
First American Government Obligations Fund	38,645,259	0.24%+	38,645,259
TOTAL SHORT-TERM INVESTMENT (Cost - $38,645,259)

COLLATERAL FOR SECURITIES LOANED - 3.7%
Mount Vernon Prime Portfolio (Cost - $8,851,794)	8,851,794	0.67%+	8,851,794

TOTAL INVESTMENTS - 119.5% (Cost - $281,459,983)			$284,006,046
LIABILITIES IN EXCESS OF OTHER ASSETS - (19.5)%			(46,251,705)
NET ASSETS - 100.0%			$237,754,341

*	Non-Income producing security.

**	Each Purchased Option contract allows the Fund to buy/sell 100 shares of the underlying security at the exercise price.

***	Issuer in default on interest payments, non-interest producing security.

ADR- American Depositary Receipt.

REITS - Real Estate Investment Trusts

+	Variable rate security. Interest rate is as of October 31, 2016.

++	Each Written Call/Put Option contract allows the holder to purchase/sell 100 shares of the underlying security from/to the Fund at the stated exercise price.

+++	Less than one share

^	All or a portion of these securities are on loan. Total loaned securities had a value of $8,642,699 at October 31, 2016.

#	All or a portion of the security is segregated as collateral for securities sold short and/or options purchased/written at October 31, 2016. Total collateral had a value of $50,441,347 at October 31, 2016.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to Financial Statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2016

Security	Contracts ++	Value
WRITTEN CALL OPTIONS - (2.7)%
Allergan Public, Expiration November 2016, Exercise Price $235	52	$5,720
American International Group, Expiration November 2016, Exercise Price $57.50	256	112,640
American International Group, Expiration December 2016, Exercise Price $57.50	535	256,800
Arconic, Inc., Expiration December 2016, Exercise Price $25	490	195,020
Ashland Global Holdings, Expiration November 2016, Exercise Price $125	21	525
Blackstone Group LP, Expiration December 2016, Exercise Price $25	740	50,320
ConAgra Foods, Inc., Expiration December 2016, Exercise Price $44	241	109,655
ConAgra Foods, Inc., Expiration December 2016 Exercise Price $45	1,386	512,820
ConAgra Foods, Inc., Expiration December 2016 Exercise Price $47	102	24,480
CBS Corp, Expiration December 2016, Exercise Price $52.5	1,182	582,135
CIT Group ,Inc., Expiration November 2016, Exercise Price $35	1,094	188,715
CIT Group ,Inc., Expiration November 2016, Exercise Price $36	391	41,055
Coty, Inc., Expiration December 2016, Exercise Price $23	430	47,730
Dow Chemical Company, Expiration December 2016, Exercise Price $52.5	1,507	361,680
Vivendi SA, Expiration November 2016, Exercise Price $16.5	545	116,664
Vivendi SA, Expiration December 2016, Exercise Price $18	2,011	176,606
General Electric Co., Expiration December 2016, Exercise Price $29	1,207	90,525
General Motors Co., Expiration December 2016, Exercise Price $31	2,379	309,270
General Motors Co., Expiration November 2016, Exercise Price $32	115	5,405
Hilton Worldwide Holdings, Inc., Expiration November 2016, Exercise Price $22	193	15,826
Hilton Worldwide Holdings, Inc., Expiration November 2016, Exercise Price $23	3,476	121,660
Hewlett Packard Enterprise Co., Expiration November 2016, Exercise Price $20	3,281	803,845
Hewlett Packard Enterprise Co., Expiration November 2016, Exercise Price $21	1,129	176,124
Johnson Controls, Inc., Expiration November 2016, Exercise Price $42	224	61,600
Johnson Controls, Inc., Expiration January 2017, Exercise Price $44	136	29,716
Johnson Controls, Inc., Expiration November 2016, Exercise Price $44	267	45,123
Johnson Controls, Inc., Expiration January 2017, Exercise Price $45	170	28,050
KLA-Tencor Corp., Expiration November 2016, Exercise Price $70	260	135,200
Marriott International, Inc., Expiration December 2016, Exercise Price $67.5	162	47,385
Marriott International, Inc., Expiration November 2016, Exercise Price $70	74	8,510
MetLife, Inc., Expiration January 2017, Exercise Price $45	1,395	467,325
MGM Resorts International, Expiration December 2016, Exercise Price $24	2,500	673,750
NXP Semiconductors NV, Expiration December 2016, Exercise Price $100	122	14,640
Reynolds American, Inc., Expiration November 2016, Exercise Price $52.5	111	37,740
SPDR S&P 500 ETF Trust, Expiration November 2016, Exercise Price $210	130	66,040
Time Warner, Inc., Expiration December 2016, Exercise Price $85	692	290,640
Yum! Brands, Inc., Expiration January 2017, Exercise Price $85	253	104,995
WRITTEN CALL OPTIONS - (Premiums Received - $5,986,849)		6,315,934

WRITTEN PUT OPTIONS - (0.0)%
Alibaba Group Holding Ltd., November 2016, Exercise Price $90	16	704
Alibaba Group Holding Ltd., November 2016, Exercise Price $95	18	2,286
Blackstone Group LP., Expiration November 2016, Exercise Price $24	240	7,200
SPDR S&P 500 ETF Trust, Expiration November 2016, Exercise Price $200	108	6,912
SPDR S&P 500 ETF Trust, Expiration November 2016, Exercise Price $207	335	52,595
TOTAL WRITTEN PUT OPTIONS - (Premiums Received - $69,124)		69,697

	Shares
SECURITIES SOLD SHORT * - (17.0)%
Allergan PLC	703	146,885
Abbott Laboratories	81,206	3,186,523
Alibaba Group Holding Ltd. - ADR	122,529	12,459,974
American Airlines Group, Inc.	5,300	215,180
American International Group, Inc.	8,889	548,451
Ares Capital Corp.	157,637	2,411,846
British American Tobacco PLC - ADR	7,437	854,437

See accompanying notes to Financial Statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2016

	Shares	Value
SECURITIES SOLD SHORT * - (17.0)% (Continued)
Canadian Imperial Bank of Commerce	24,485	$1,835,396
CBOE Holdings, Inc.	9,261	585,388
Colony Capital, Inc.	38,623	734,223
Eldorado Resorts, Inc.	38,956	471,368
Idemitsu Kosan Co. Ltd.	77,504	1,789,236
Joy Global, Inc.	23,473	653,254
Nexstar Broadcasting Group, Inc.	7,200	351,360
Quintiles IMS Holdings, Inc.	1	66
Rockwell Collins, Inc.	2,810	236,939
Sirius XM Holdings, Inc.	1,999,882	8,339,508
Vail Resorts, Inc.	9,216	1,469,399
Vmware, Inc.	51,941	4,082,563
TOTAL SECURITIES SOLD SHORT - (Proceeds - $34,548,796)		40,371,996

Unrealized
Appreciation/
(Depreciation)
LONG EQUITY SWAP CONTRACTS - 0.5%
Allergan PLC Equity Swap, Bank of America - January 22, 2018	$(516,673)
to receive total return of Allergan PLC less USD- 3 Month LIBOR plus 0.72%
(NOTIONAL AMOUNT $1,810,500)

American International Group Equity Swap, JP Morgan - April 12, 2017	721,482
to receive total return of American International Group less USD- 3 Month LIBOR plus 01.20%
(NOTIONAL AMOUNT $4,699,492)

Dow Chemical Co. Equity Swap, JP Morgan - February 03, 2017	436,935
to receive total return of Dow Chemical Co. less USD- 3 Month LIBOR plus 1.15%
(NOTIONAL AMOUNT $2,911,902)

Eaton Vance Floating Rate, Inc. Equity Swap, JP Morgan - December 21, 2016	442,748
to receive total return of Eaton Vance Floating Rate, Inc. less USD- 3 Month LIBOR plus 1.65%
(NOTIONAL AMOUNT $2,820,261)

Eaton Vance Floating Rate, Inc. Equity Swap, JP Morgan - January 04, 2017	31,399
to receive total return of Eaton Vance Floating Rate, Inc. less USD- 3 Month LIBOR plus 1.65%
(NOTIONAL AMOUNT $195,346)

First Trust Four Corners Senior Floating Rate Equity Swap, JP Morgan - December 30, 2016	45,289
to receive total return of First Trust Four Corners Senior Floating Rate less USD- 3 Month LIBOR plus 1.65%
(NOTIONAL AMOUNT $409,037)

First Trust Four Corners Senior Floating Rate Equity Swap, JP Morgan - January 04, 2017	35,714
to receive total return of First Trust Four Corners Senior Floating Rate less USD- 3 Month LIBOR plus 1.65%
(NOTIONAL AMOUNT $312,869)

FMC Technologies, Inc. Equity Swap, Bank of America - August 10, 2017	108,909
to receive total return of FMC Technologies, Inc. less USD- 3 Month LIBOR plus 0.79%
(NOTIONAL AMOUNT $444,288)

General Motors Co. Equity Swap, JP Morgan - December 14, 2016	(705,647)
to receive total return of General Motors Co. less USD- 3 Month LIBOR plus 1.65%
(NOTIONAL AMOUNT $6,423,540)

Linkedin Corp. Equity Swap, Bank of America - June 29, 2017	(57,705)
to receive total return of Linkedin Corp. less USD- 3 Month LIBOR plus 0.87%
(NOTIONAL AMOUNT $14,212,788)

See accompanying notes to Financial Statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2016

Unrealized
Appreciation/
(Depreciation)
LONG EQUITY SWAP CONTRACTS (Continued) - 0.5%
Syngenta AG, Bank of America - February 15, 2017	$(16,443)
to receive total return of Syngenta AG less USD- 3 Month LIBOR plus 0.74%
(NOTIONAL AMOUNT $1,720,145)

Vail Resorts, Inc. Equity Swap, Bank of America - October 24, 2017	34,826
to receive total return of Vail Resorts, Inc. less USD- 3 Month LIBOR plus .88%
(NOTIONAL AMOUNT $628,445)

Voya Prime Rate Equity Swap, JP Morgan - December 21, 2016	18,576
to receive total return of Voya Prime Rate less USD- 3 Month LIBOR plus 1.40%
(NOTIONAL AMOUNT $259,875)

Voya Prime Rate Equity Swap, JP Morgan - December 28, 2016	45,385
to receive total return of Voya Prime Rate less USD- 3 Month LIBOR plus 1.40%
(NOTIONAL AMOUNT $804,134)

Vivendi Equity Swap, JP Morgan - June 06, 2017	596,976
to receive total return of Vivendi less USD- 3 Month LIBOR plus 1.25%
(NOTIONAL AMOUNT $4,567,516)

TOTAL LONG EQUITY SWAP CONTRACTS	$1,221,771

SHORT EQUITY SWAP CONTRACTS - (0.3)%
Technip SA, Bank of America - August 09, 2017	(799,555)
to receive total return of Technip SA less USD- 3 Month LIBOR plus 0.86%
(NOTIONAL AMOUNT $85,586)
TOTAL SHOT EQUITY SWAP CONTRACTS	$(799,555)

Portfolio Composition * - (Unaudited)
Financial	16.6%	Industrial	4.0%
Consumer, Cyclical	16.2%	Collateral For Securities Loaned	3.1%
Communications	12.6%	Energy	3.0%
Consumer, Non-Cyclical	12.5%	Utilities	2.2%
Basic Materials	8.2%	Diversified	0.8%
Technology	7.0%	Short-Term Investment	13.8%
			100.0%

*	Based on total value of investments as of October 31, 2016

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to Financial Statements.

Dunham Corporate/Government Bond Fund
Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Investment-grade bonds, as measured by the Barclays Aggregate Bond Index, rose 4.4 percent in the fiscal year ended October 31, 2016 after a 2.0 percent increase over the previous fiscal year. Treasuries in the middle of the yield curve, as measured by the BofA ML Treasuries 5-7 Years Index, ended the fiscal year up 3.6 percent, while long-term Treasuries, as measured by the BofA ML Treasuries 10+ Years Index, saw an increase of 8.8 percent over the fiscal year. Corporate bonds, as measured by the BofA ML U.S. Corporate Bond Index, increased nearly doubled the return of intermediate-term Treasury bonds, rising 7.0 percent over the fiscal year. High-yield bonds, as measured by the BofA ML High-Yield Bond Cash Pay Index, increased 10.1 percent, outperforming the intermediate-term Treasury bonds by 6.5 percent during the fiscal year ended October 31, 2016.

The Fund continued to balance risk versus reward by choosing to emphasize lower duration bonds and overweighting lower credit quality securities, which outperformed over the previous fiscal year in anticipation of rising interest rates, and continued to outperform over the current fiscal year, after a hiccup over the first fiscal quarter and into the second. The effective duration of the Fund increased throughout the fiscal year and was roughly 4.98 years, on average, while the benchmark index had an approximate effective duration of 5.50 years, on average. This allocation generally dragged on performance for the Fund as Treasury yields experienced a general down trend over the fiscal year, trading in a relatively broad range of 99 basis points. Long-term Treasury yields began the fiscal year at 2.14 percent, hit a high of 2.34 percent in early November and reversed course, undulating through mid-fiscal year before hitting a low in early July of 1.36 percent. Long-term Treasury yields then began a steady rise to end the fiscal year at 1.83 percent.

A holding in the Fund that performed very well for the fiscal year, which is in the high-yield sector, was Scientific Games International, Inc. 6.625% due 5/15/2021 (80874YAQ3) (holdings percentage*: 0.09 percent). The company develops and services lottery games and wagering systems, operating worldwide. The holding ended the first fiscal quarter as a detractor to Fund performance but reversed course throughout the fiscal year. During the last fiscal quarter of the year, the bonds returned 15.5 percent on solid quarterly results that exceeded estimates on both the revenue and EBITDA lines. The company also produced positive cash flow and repurchased a portion of its subordinated bonds at a discount in a deleveraging transaction. The bonds produced a total return of 30.5 percent for the fiscal year. Another contributor to Fund performance included Kinder Morgan, Inc. 4.300% due 6/1/2025 (49456BAF8) (holdings percentage*: 0.24 percent), a pipeline transportation and energy storage company. The company owns and operates pipelines that transport natural gas; gasoline; crude oil; carbon dioxide; and other products; and terminals that store petroleum products and chemicals, and handle bulk materials like coal and petroleum coke. The total return for these bonds over the fiscal year was 20.1 percent.

One detractor from Fund performance over the fiscal year was Tops Holding, LLC 8.000% due 6/15/2022 (89078YAA3) (holdings percentage*: 0.17 percent), which owns and operates full-service supermarkets, gas stations, and pharmacies in New York, Pennsylvania, and Vermont. The bonds detracted from Fund performance over the second and third fiscal quarters, which amounted to an overall detraction from Fund performance for the entire fiscal year. The bonds suffered a total return loss of 6.2 percent for the 12-month period ended October 31, 2016. Another holding that performed poorly over the fiscal year was Corrections Corporation of America (CXW) 5.000% due 10/15/2022 (22025YAQ3) (holdings percentage*: 0.14 percent). The company provides detention and corrections services to government agencies in the United States and United Kingdom. The holding did relatively well until, on August 18th, the U.S. Department of Justice sent a memo to the Federal Bureau of Prisons that it should either decline to renew contracts with private prisons or substantially lower its capacity. The memo stated that private prisons do not maintain the same level of security and safety that the Bureau provides. The Bureau of Prisons is one of CXW’s largest customers, at 7 percent of revenue. The Bureau of Prisons has reduced the total inmate population by 26,000 over the past 3 years and CXW’s revenue from the Bureau of Prisons has declined by 47 percent since 2010. The bonds lost 5.9 percent over the fiscal year.

The Sub-Adviser believes macro concerns, such as the effectiveness of widespread unconventional central bank policies and low global interest rates, will continue to weigh on investors, despite the belief that the Fed is likely to push one rate hike by year-end. The Sub-Adviser expects the 10-year U.S. Treasury to end the year in the 1.5 percent to 1.9 percent range, and believes the U.S. is in the late innings of the credit cycle. The Sub-Adviser believes the lead-up to and outcome of the U.S. Presidential election could introduce some volatility to the markets. Overseas, Brexit could create more uncertainty going forward, as the plan to detach from the European Union rolls out, and the fragile economic conditions across Europe will remain a concern. The Sub-Adviser is constructive on bonds, in general, and believes yields in the U.S. are still attractive compared to other parts of the world, providing nice demand for U.S. bonds. The Sub-Adviser continues to believe it is important to stay diversified and granular, keeping small positions and maintaining liquidity. The Sub-Adviser has reduced its below-investment-grade and energy exposure and upgraded to more conservative industries, although it does not expect default levels, ex-energy, to increase too much. The Sub-Adviser believes that the prospect of continued volatility in the bond market will present opportunities and feels that the Fund is positioned well to take advantage of those opportunities as they arise.

*	Holdings percentage(s) as of 10/31/2016.

Growth of $100,000 Investment

Total Returns as of October 31, 2016

		Annualized	Annualized	Annualized	Annualized Since Inception
	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	4.09%	2.61%	3.19%	4.54%	4.21%
Class C	3.27%	1.95%	2.48%	3.79%	3.47%
Class A with load of 4.50%	(0.86)%	0.92%	2.04%	N/A	3.67%*
Class A without load	3.86%	2.48%	2.98%	N/A	4.15%*
Barclays Aggregate Bond Index	4.37%	3.48%	2.90%	4.64%	4.42%
Morningstar Intermediate-Term Bond Category	4.36%	3.11%	3.18%	4.16%	3.95%

*	Class A commenced operations on January 3, 2007.

The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The Morningstar Intermediate-Term Bond Category is generally representative of intermediate-term bond mutual funds that primarily invest in corporate and other investment-grade U.S. fixed-income securities and typically have durations of 3.5 to 6.0 years.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.06% for Class N, 1.81% for Class C and 1.31% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund
October 31, 2016

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
CORPORATE BONDS & NOTES - 56.4%
AEROSPACE / DEFENSE - 0.2%
TransDigm, Inc.	$75,000	6.000%		7/15/2022	$78,562
TransDigm, Inc.	35,000	6.500		5/15/2025	36,619
					115,181
AIRLINES ABS - 0.6%
Air Canada 2013-1 Class B Pass Through Trust - 144A	92,509	5.375		5/15/2021	97,019
United Airlines 2007-1 Pass Through Trust	240,596	6.636		7/2/2022	257,137
					354,156
APPAREL - 0.1%
Hanesbrands, Inc. - 144A	15,000	4.625		5/15/2024	15,328
Hanesbrands, Inc. - 144A	45,000	4.875		5/15/2026	46,013
					61,341
AUTO MANUFACTURERS - 1.1%
Daimler Finance LLC - 144A	165,000	2.200		10/30/2021	165,337
Ford Motor Credit Co. LLC.	270,000	5.750		2/1/2021	302,854
General Motors Financial Co., Inc.	105,000	3.500		7/10/2019	108,107
General Motors Financial Co., Inc.	60,000	4.200		3/1/2021	63,184
					639,482
AUTO PARTS & EQUIPMENT - 0.6%
Cooper Standard Auto - 144A	65,000	5.625		11/15/2026	65,488
Delphi Automotive PLC	105,000	3.150		11/19/2020	108,300
MPG Holdco I, Inc.	105,000	7.375		10/15/2022	107,494
TI Group Automotive Systems, LLC - 144A	60,000	8.750		7/15/2023	64,050
					345,332
AUTOMOBILE ABS - 5.2%
AmeriCredit Automobile Receivables Trust 2013-5	220,000	2.860		12/9/2019	223,787
California Republic Auto Receivables Trust 2014-3 A4	390,000	1.790		3/16/2020	392,447
Capital Auto Receivables Asset Trust / Ally 2013-1 C	389,617	1.740		10/22/2018	389,956
Centre Point Funding LLC - 144A	156,847	2.610		8/20/2020	155,562
Drive Auto Receivables Trust 2015-A - 144A	260,000	3.060		5/17/2021	263,155
Drive Auto Receivables Trust 2015-D - 144A	165,000	3.380		11/15/2021	168,486
Drive Auto Receivables Trust 2016-B - 144A	255,000	2.560		6/15/2020	257,378
DT Auto Owner Trust 2016-4 - 144A	195,000	2.740		10/17/2022	194,651
Flagship Credit Auto Trust 2016-1 A - 144A	130,139	2.770		12/15/2020	131,524
Ford Credit Auto Owner Trust 2013-B D	194,000	1.820		11/15/2019	194,771
Santander Drive Auto Receivables Trust 2014-4	160,000	3.100		11/16/2020	163,817
Santander Drive Auto Receivables Trust 2016-1	120,000	3.090		4/15/2022	123,027
Westlake Automobile Receivables Trust 2016-3 - 144A	240,000	2.070		12/15/2021	240,092
					2,898,653
BANKS - 8.9%
Banco de Credito del Peru - 144A	120,000	6.125	+	4/24/2027	133,800
Banco de Credito e Inversiones - 144A	325,000	4.000		2/11/2023	344,005
Banco Internacional del Peru SAA -144A	125,000	6.625	+	3/19/2029	137,775
Banco Santander Chile - 144A	150,000	3.875		9/20/2022	159,558
Bank of America Corp.	55,000	2.000		1/11/2018	55,259
Bank of America Corp.	175,000	5.625		7/1/2020	196,030
Bank of America Corp.	285,000	4.450		3/3/2026	304,812
Bank of New York Mellon	135,000	2.800		5/4/2026	136,351
Bank of New York Mellon	110,000	4.950	+	Perpetual	112,750
Barclays Bank PLC - 144A	270,000	6.050		12/4/2017	281,386
Capital One Financial Corp.	135,000	4.200		10/29/2025	140,442
Capital One Financial Corp.	135,000	3.750		7/28/2026	135,110
Citigroup, Inc.	130,000	4.050		7/30/2022	137,575
Citigroup, Inc.	160,000	6.250	+	Perpetual	172,464
Goldman Sachs Group, Inc.	185,000	5.750		1/24/2022	214,136
JPMorgan Chase & Co.	40,000	6.125		6/27/2017	41,249
JPMorgan Chase & Co.	35,000	5.300	+	Perpetual	35,612
KeyCorp	140,000	5.000	+	Perpetual	137,795
M&T Bank Corp.	55,000	5.125	+	Perpetual	55,481
Morgan Stanley	185,000	4.100		5/22/2023	195,202
Morgan Stanley	150,000	4.350		9/8/2026	159,575
Morgan Stanley	225,000	6.375		7/24/2042	301,679
PNC Financial Services Group, Inc.	140,000	5.000	+	Perpetual	140,143
PNC Financial Services Group, Inc.	255,000	4.850	+	Perpetual	252,450
Santander Holdings USA, Inc.	130,000	2.700		5/24/2019	131,344
SunTrust Banks, Inc. ^	30,000	5.625	+	Perpetual	30,975
UBS AG	650,000	7.625		8/17/2022	754,813
Zions Bancorporation	115,000	4.500		6/13/2023	119,689
					5,017,460

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2016

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
BEVERAGES - 0.4%
Anheuser-Busch InBev Finance, Inc.	$65,000	3.3000%		2/1/2023	$67,933
Anheuser-Busch InBev Finance, Inc. ^	135,000	3.6500		2/1/2026	142,219
					210,152
BUILDING MATERIALS - 0.7%
Masco Corp.	50,000	3.500		4/1/2021	51,450
Masco Corp.	60,000	5.950		3/15/2022	68,438
Masco Corp.	25,000	4.450		4/1/2025	26,219
Owens Corning	135,000	3.400		8/15/2026	133,852
Standard Industries, Inc. - 144A	105,000	6.000		10/15/2025	112,607
					392,566
CHEMICALS - 0.9%
Equate Petrochemical BV - 144A	200,000	4.250		11/3/2026	198,618
NewMarket Corp.	305,000	4.100		12/15/2022	314,110
					512,728
COMMERCIAL MBS - 5.5%
Aventura Mall Trust 2013-AVM A - 144A	155,000	3.743	+	12/5/2032	165,931
Aventura Mall Trust 2013-AVM C - 144A	100,000	3.867	+	12/5/2032	104,625
CD 2007-CD4 Commercial Mortgage Trust	42,956	5.322		12/11/2049	43,101
Citigroup Commercial Mortgage Trust 2007-C6 A4	290,000	5.711	+	12/10/2049	293,940
Citigroup Commercial Mortgage Trust 2008-C7 AM	95,000	6.129	+	12/10/2049	97,988
DBUBS 2011-LC3 Mortgage Trust -LC3A Class D - 144A	105,000	5.345	+	8/10/2044	109,700
GAHR Commercial Mortgage Trust 2015-NRF CFX - 144A	105,000	3.382	+	12/15/2034	107,017
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC19	195,277	5.715	+	2/12/2049	197,534
JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP12 A4	410,425	5.882	+	2/15/2051	418,531
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 A3 - 144A	94,155	4.106		7/15/2046	97,488
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 A4 - 144A	100,000	4.388		7/15/2046	108,449
LB Commercial Mortgage Trust 2007- C3 A4	98,794	5.916	+	7/15/2044	100,905
LB-UBS Commercial Mortgage Trust 2007-C7 A3	61,028	5.866	+	9/15/2045	62,871
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 AS	240,000	4.266		11/15/2046	263,410
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26 C	135,000	4.411	+	10/15/2048	138,723
Morgan Stanley Capital Barclays Bank Trust 2016-MART - 144A	110,000	2.200		9/13/2031	109,962
Morgan Stanley Capital I Trust 2007-IQ14 AM	224,000	5.678	+	4/15/2049	218,057
Motel 6 Trust CMO 2015-MTL6 Class B - 144A	170,000	3.298		2/5/2030	170,444
Wells Fargo Commercial Mortgage Trust 2015-LC20 B	165,000	3.719		4/15/2050	171,919
WFRBS Commercial Mortgage Trust 2011-C5 - 144A	100,000	5.678	+	11/15/2044	109,723
					3,090,318
COMMERCIAL SERVICES - 0.8%
Live Nation Entertainment, Inc. - 144A	45,000	4.875		11/1/2024	45,000
New York University	55,000	4.142		7/1/2048	54,400
Prime Security Services Borrower LLC - 144A	55,000	9.250		5/15/2023	58,575
S&P Global, Inc.	140,000	4.000		6/15/2025	150,418
Team Health, Inc. - 144A ^	5,000	7.250		12/15/2023	5,669
Verisk Analytics, Inc.	135,000	4.000		6/15/2025	141,234
					455,296
COMPUTERS - 0.7%
Apple, Inc.	45,000	2.850		2/23/2023	46,710
Apple, Inc.	125,000	3.250		2/23/2026	130,537
Diamond 1 Finance Corp. - 144A	30,000	5.450		6/15/2023	32,170
Diamond 1 Finance Corp. - 144A	20,000	7.125		6/15/2024	21,927
Diamond 1 Finance Corp. - 144A	25,000	6.020		6/15/2026	27,301
Diamond 1 Finance Corp. - 144A ^	25,000	8.100		7/15/2036	29,922
Diamond 1 Finance Corp. - 144A	30,000	8.350		7/15/2046	36,463
Hewlett Packard Enterprise Co. - 144A ^	80,000	4.900		10/15/2025	85,579
					410,609
DIVERSIFIED FINANCIAL SERVICES - 0.9%
Air Lease Corp.	140,000	2.625		9/4/2018	141,780
Jefferies Group LLC	60,000	6.875		4/15/2021	69,744
Macquarie Group Ltd.- 144A	125,000	6.250		1/14/2021	141,496
Navient Corp.	30,000	7.250		9/25/2023	29,963
OM Asset Management Plc	135,000	4.800		7/27/2026	133,344
					516,327
ELECTRIC - 0.7%
Dominion Resources, Inc.	15,000	2.962		7/1/2019	15,353
Duke Energy Corp.	140,000	2.650		9/1/2026	136,516
NRG Yield Operating LLC	40,000	5.375		8/15/2024	41,000
Southern Power Co.	170,000	4.150		12/1/2025	182,210
					375,079
ELECTRONICS - 0.3%
Flextronics International Ltd.	135,000	4.750		6/15/2025	145,346

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2016

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
ENERGY - ALTERNATE RESOURCES - 0.2%
TerraForm Power Operating LLC. - 144A	$110,000	9.375%		2/1/2023	$110,825

ENTERTAINMENT - 0.3%
AMC Entertainment Holdings, Inc. - 144A	15,000	5.875		11/15/2026	15,094
Pinnacle Entertainment, Inc. - 144A	40,000	5.625		5/1/2024	40,400
Scientific Games International, Inc.	65,000	6.625		5/15/2021	53,787
Six Flags Entertainment Corp. - 144A	85,000	4.875		7/31/2024	85,425
					194,706
FOOD - 0.4%
Safeway, Inc.	85,000	7.250		2/1/2031	85,213
Whole Foods Market, Inc. - 144A	110,000	5.200		12/3/2025	118,644
					203,857
FOOD SERVICE - 0.1%
Aramark Services, Inc. - 144A	60,000	4.750		6/1/2026	60,150

GAS - 0.2%
NGL Energy Partners LP	105,000	5.125		7/15/2019	104,475

HEALTHCARE PRODUCTS - 0.3%
Fresenius US Finance II, Inc. - 144A	25,000	4.500		1/15/2023	26,188
Ortho-Clinical Diagnostics, Inc. - 144A	80,000	6.625		5/15/2022	68,800
Teleflex, Inc.	55,000	4.875		6/1/2026	56,512
					151,500
HEALTHCARE - SERVICES - 1.6%
Centene Corp.	140,000	4.750		1/15/2025	139,737
CHS/Community Health Systems, Inc.	30,000	5.125		8/1/2021	28,050
HCA, Inc.	120,000	5.375		2/1/2025	122,634
HCA, Inc.	50,000	5.250		6/15/2026	52,375
IASIS Healthcare LLC / IASIS Capital Corp.	70,000	8.375		5/15/2019	67,025
MEDNAX, Inc. - 144A	65,000	5.250		12/1/2023	68,088
Surgery Center Holdings, Inc. - 144A	80,000	8.875		4/15/2021	85,400
Surgical Care Affiliates, Inc. - 144A	110,000	6.000		4/1/2023	114,950
Tenet Healthcare Corp.	130,000	4.350	+	6/15/2020	131,625
Universal Health Services, Inc. - 144A	60,000	5.000		6/1/2026	62,400
					872,284
HOLDING COMPANIES - DIVERSIFIED - 0.5%
Hutchison Whampoa International 12 Ltd. - 144A	185,000	6.000	+	Perpetual	189,301
Leucadia National Corp.	105,000	5.500		10/18/2023	110,398
					299,699
HOME BUILDERS - 0.9%
M/I Homes, Inc.	70,000	6.750		1/15/2021	74,025
MDC Holdings, Inc.	130,000	5.500		1/15/2024	137,475
Toll Brothers Finance Corp. ^	155,000	4.875		11/15/2025	158,488
TRI Pointe Holdings, Inc.	110,000	5.875		6/15/2024	114,538
					484,526
HOME EQUITY ABS - 1.8%
Bayview Financial Mortgage Pass-Through Trust 2006-A 1A4 (a)	560,000	6.087		2/28/2041	578,604
GSAA Trust 2005-1 AF4 (a)	262,680	5.619		11/25/2034	272,000
NovaStar Mortgage Funding Trust Series 2004-4	140,000	2.259	+	3/25/2035	137,272
					987,876
HOUSEWARES - 0.1%
Newell Brands, Inc. ^	15,000	5.000		11/15/2023	16,113
Newell Brands, Inc.	15,000	4.200		4/1/2026	16,226
					32,339
INSURANCE - 1.4%
Allstate Corp.	125,000	5.750	+	8/15/2053	134,322
Berkshire Hathaway, Inc.	15,000	2.750		3/15/2023	15,459
Berkshire Hathaway, Inc.	30,000	3.125		3/15/2026	31,171
Manulife Financial Corp.	130,000	4.150		3/4/2026	141,801
Prudential Financial, Inc.	245,000	5.625	+	6/15/2043	263,681
Teachers Insurance & Annuity Association of America - 144A	110,000	4.375	+	9/15/2054	112,063
Trinity Acquisition PLC	10,000	3.500		9/15/2021	10,338
Trinity Acquisition PLC	50,000	4.400		3/15/2026	52,271
					761,106
INTERNET - 0.4%
Priceline Group, Inc.	140,000	3.650		3/15/2025	145,764
Zayo Group LLC	55,000	6.375		5/15/2025	58,111
					203,875

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2016

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
INVESTMENT COMPANIES - 0.4%
Ares Capital Corp.	$18,000	4.875%		11/30/2018	$18,756
Ares Capital Corp.	49,000	3.875		1/15/2020	50,419
FS Investment Corp.	110,000	4.250		1/15/2020	112,278
FS Investment Corp.	40,000	4.750		5/15/2022	40,874
					222,327
IRON / STEEL - 0.5%
Carpenter Technology Corp.	300,000	4.450		3/1/2023	295,285

LODGING - 0.8%
Boyd Gaming Corp.	55,000	6.875		5/15/2023	59,125
Caesars Growth Properties Holdings LLC	45,000	9.375		5/1/2022	48,038
Diamond Resorts International, Inc. - 144A	10,000	7.750		9/1/2023	9,850
Station Casinos LLC	170,000	7.500		3/1/2021	178,990
Wyndham Worldwide Corp.	145,000	5.100		10/1/2025	156,800
					452,803
MEDIA - 0.7%
CCO Holdings LLC - 144A	85,000	5.500		5/1/2026	87,285
Cequel Communications Holdings I LLC / Cequel Capital Corp. - 144A	35,000	5.125		12/15/2021	34,650
Cequel Communications Holdings I LLC / Cequel Capital Corp. - 144A	70,000	5.125		12/15/2021	68,425
Clear Channel Worldwide Holdings, Inc.	115,000	7.625		3/15/2020	111,837
Sirius XM Radio, Inc. - 144A	105,000	5.375		7/15/2026	106,904
					409,101
METAL FABRICATE - 0.2%
Novelis Corp. - 144A	110,000	5.875		9/30/2026	111,650
Novelis Corp. - 144A	5,000	6.250		8/15/2024	5,212
					116,862
MISCELLANEOUS MANUFACTURING - 0.8%
Bombardier, Inc. - 144A	105,000	4.750		4/15/2019	105,000
General Electric Co.	341,000	5.000	+	Perpetual	361,682
					466,682
OIL & GAS - 1.7%
Antero Resources Corp. - 144A	60,000	5.625		6/1/2023	61,500
Callon Petroleum Co.	25,000	6.125		10/1/2024	25,812
Cimarex Energy Co.	80,000	4.375		6/1/2024	84,446
Continental Resources, Inc.	45,000	4.500		4/15/2023	43,087
Continental Resources, Inc. ^	75,000	5.000		9/15/2022	73,687
Diamondback Energy, Inc. - 144A	15,000	4.750		11/1/2024	15,019
Helmerich & Payne International Drilling Co.	80,000	4.650		3/15/2025	83,239
Parsley Energy LLC - 144A	145,000	6.250		6/1/2024	152,975
Petroleos Mexicanos - 144A	125,000	6.875		8/4/2026	140,063
Range Resources Corp. - 144A	90,000	5.000		3/15/2023	87,525
Sunoco Finance Corp.	155,000	6.375		4/1/2023	159,263
Woodside Finance Ltd. - 144A	35,000	3.700		9/15/2026	34,966
					961,582
PACKAGING & CONTAINERS - 0.2%
Berry Plastics Corp.	105,000	5.125		7/15/2023	107,362

PHARMACEUTICALS - 0.9%
AbbVie, Inc.	80,000	2.850		5/14/2023	80,485
AbbVie, Inc.	45,000	3.600		5/14/2025	45,970
AbbVie, Inc.	80,000	3.200		5/14/2026	78,831
Capsugel SA - 144A (b)	15,000	7.000		5/15/2019	15,007
Mylan NV - 144A	35,000	3.150		6/15/2021	35,600
Mylan NV - 144A	35,000	3.000		12/15/2018	35,764
Owens & Minor, Inc.	25,000	3.875		9/15/2021	25,719
Shire Acquisitions Investments Ireland DAC	60,000	2.400		9/23/2021	59,603
Teva Pharmaceutical Finance Netherlands III BV ^	80,000	3.150		10/1/2026	77,967
Valeant Pharmaceuticals International, Inc. - 144A	40,000	5.500		3/1/2023	31,600
Zoetis, Inc.	35,000	3.450		11/13/2020	36,367
					522,913
PIPELINES - 0.8%
Antero Midstream Partners LP - 144A	40,000	5.375		9/15/2024	40,400
Blue Racer Midstream LLC - 144A	30,000	6.125		11/15/2022	29,475
EnLink Midstream Partners LP	10,000	4.850		7/15/2026	10,206
Holly Energy Partners LP - 144A	10,000	6.000		8/1/2024	10,450
Kinder Morgan, Inc. ^	130,000	4.300		6/1/2025	135,347
MPLX LP - 144A	110,000	4.875		12/1/2024	115,231
Sabine Pass Liquefaction LLC ^	100,000	6.250		3/15/2022	110,000
					451,109

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
PRIVATE EQUITY - 0.3%
Apollo Management Holdings LP - 144A	$135,000	4.000%	5/30/2024	$138,555
Icahn Enterprises Finance Corp.	45,000	5.875	2/1/2022	43,031
				181,586
REAL ESTATE - 1.3%
American Homes 4 Rent 2014-SFR2 C Trust - 144A	130,000	4.705	10/17/2036	140,976
American Homes 4 Rent 2015-SFR2 C Trust - 144A	120,000	4.691	10/17/2045	130,538
CWABS Asset-Backed Certificates 2005-1 AF5A (a)	241,646	5.141	7/25/2035	240,064
MVW Owner Trust 2016-1 - 144A	160,427	2.250	12/20/2033	159,691
Sierra Timeshare 2014-2A A Receivables Funding LLC - 144A	28,812	2.050	6/20/2031	28,825
				700,094
REITS - 4.4%
Alexandria Real Estate Equities, Inc. - 144A	80,000	3.950	1/15/2027	83,638
Brixmor Operating Partnership LP	35,000	3.875	8/15/2022	36,643
Corporate Office Properties LP	90,000	3.700	6/15/2021	94,127
Corporate Office Properties LP	315,000	3.600	5/15/2023	312,437
Corrections Corp of America	90,000	5.000	10/15/2022	81,675
Crown Castel International Corp.	15,000	3.700	6/15/2026	15,394
Digital Realty Trust LP	160,000	5.250	3/15/2021	178,939
Digital Realty Trust LP	55,000	3.950	7/1/2022	58,191
Education Realty Operating Partnership LP	135,000	4.600	12/1/2024	139,718
Healthcare Realty Trust, Inc.	90,000	3.875	5/1/2025	91,759
Healthcare Trust of America Holdings LP	50,000	3.375	7/15/2021	51,557
Highwoods Realty LP	150,000	3.625	1/15/2023	153,011
iStar Financial, Inc.	140,000	5.000	7/1/2019	140,018
Kilroy Realty LP	135,000	4.375	10/1/2025	144,296
Kimco Realty Corp.	135,000	3.400	11/1/2022	141,342
MGM Growth Properties Operating Partnerships LP - 144A	15,000	5.625	5/1/2024	16,004
MGM Growth Properties Operating Partnerships LP - 144A	30,000	4.500	9/1/2026	29,625
MPT Operating Partnership LP / MPT Finance Corp.	15,000	6.375	3/1/2024	16,238
MPT Operating Partnership LP / MPT Finance Corp.	60,000	5.500	5/1/2024	62,100
MPT Operating Partnership LP / MPT Finance Corp.	5,000	5.250	8/1/2026	5,112
National Retail Properties, Inc.	40,000	4.000	11/15/2025	42,472
Retail Opportunity Investments Partnership LP	105,000	4.000	12/15/2024	104,939
Select Income REIT	140,000	4.500	2/1/2025	141,034
Sovran Acquisition LP	80,000	3.500	7/1/2026	80,386
Welltower, Inc.	145,000	4.000	6/1/2025	152,088
WP Carey, Inc.	110,000	4.600	4/1/2024	114,756
				2,487,499
RETAIL - 1.6%
CVS Health Corp.	165,000	2.875	6/1/2026	164,122
Landry’s, Inc. - 144A	35,000	6.750	10/15/2024	35,788
PetSmart, Inc. - 144A	100,000	7.125	3/15/2023	104,875
QVC, Inc.	310,000	4.375	3/15/2023	311,657
Rite Aid Corp. - 144A	30,000	6.125	4/1/2023	31,762
Signet UK Finance PLC	135,000	4.700	6/15/2024	131,269
Tops Holding LLC / Tops Markets II Corp. - 144A	110,000	8.000	6/15/2022	97,350
				876,823
SOFTWARE - 0.7%
First Data Corp. - 144A	155,000	5.000	1/15/2024	157,906
Microsoft Corp. ^	80,000	2.400	8/8/2026	78,565
Oracle Corp.	15,000	2.400	9/15/2023	14,976
Oracle Corp.	110,000	2.650	7/15/2026	108,645
Quintiles IMS, Inc. - 144A	55,000	4.875	5/15/2023	56,994
				417,086
STUDENT LOAN ABS - 0.4%
SoFi Professional Loan Program 2016-C LLC - 144A	205,000	2.360	12/27/2032	206,091

TELECOMMUNICATIONS - 1.6%
AT&T, Inc.	315,000	3.875	8/15/2021	334,313
Frontier Communications Corp.	95,000	10.500	9/15/2022	99,156
Sprint Corp.	105,000	7.250	9/15/2021	107,756
Telefonica Emisiones SAU	265,000	4.570	4/27/2023	290,508
T-Mobile USA, Inc.	80,000	6.375	3/1/2025	85,950
				917,683
TRUCKING & LEASING - 0.1%
GATX Corp.	25,000	3.250	9/15/2026	24,546
Penske Truck Leasing Co. LP - 144A	55,000	3.375	2/1/2022	56,914
				81,460

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2016

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
WHOLE LOAN COLLATERAL CMO - 3.2%
Agate Bay Mortgage Trust 2013-1 - 144A	$162,737	3.500	%,+	7/25/2043	$166,923
Banc of America Funding 2005-1 1A1	57,939	5.500		2/25/2035	58,406
Chase Mortgage Trust 2016-2 - 144A	111,699	3.750	+	12/25/2045	115,192
Citigroup Mortgage Loan Trust, Inc. 2004-NCM2 2CB2	80,219	2.824	+	8/25/2034	80,466
Citigroup Mortgage Loan Trust, Inc. 2004-UST1 A3	65,325	6.750		8/25/2034	68,471
JP Morgan Mortgage Trust 2015-4 1A4 - 144A	83,581	3.500	+	6/25/2045	86,492
JP Morgan Mortgage Trust 2016-1 - 144A	197,752	3.500		5/25/2046	204,360
MASTR Alternative Loans Trust 2004-4 6A1	80,021	5.500		4/25/2034	83,187
Residential Asset Securitization Trust 2005-A1	104,518	5.500		4/25/2035	104,544
Sequoia Mortgage Trust 2014-4 -144A	117,523	3.500	+	11/25/2044	121,020
Sequoia Mortgage Trust 2015-1 A1 - 144A	107,951	3.500	+	1/25/2045	111,919
Structured Adjustable Rate Mortgage Loan Trust 2004-4 3A2	141,322	3.087	+	4/25/2034	140,603
Towd Point Mortgage Trust 2015-1 - 144A	190,000	3.250	+	11/25/2060	183,231
Towd Point Mortgage Trust 2015-3 A1B - 144A	135,280	3.000	+	3/25/2054	138,004
Towd Point Mortgage Trust 2016-2 - 144A	95,085	3.000	+	8/25/2055	97,599
WaMu Mortgage Pass-Through Certificates Series 2003-S8 A2 Trust	45,074	5.000		9/25/2018	45,489
					1,805,906

TOTAL CORPORATE BONDS & NOTES (Cost - $30,915,504)					31,687,498

FOREIGN GOVERNMENT BONDS - 0.3%
Argentine Republic Government International Bond - 144A ^ (Cost - $ 143,665)	150,000	7.625		4/22/2046	164,175

MUNICIPAL - 3.6%
State of California	350,000	7.600		11/1/2040	550,274
New York City Transitional Finance Authority Future Tax Secured Revenue	470,000	5.000		5/1/2040	554,396
Rockdale County Water & Sewerage Authority	305,000	3.060		7/1/2024	319,658
San Diego County Regional Airport Authority	325,000	5.594		7/1/2043	367,474
State of Texas	245,000	3.011		10/1/2026	254,731
TOTAL MUNICIPAL - (Cost - $1,996,505)					2,046,533

U.S. GOVERNMENT & AGENCY - 31.9%
U.S. GOVERNMENT AGENCY - 11.7%
Fannie Mae Pool 310041	108,771	6.500		5/1/2037	125,192
Fannie Mae Pool 735061	33,555	6.000		11/1/2034	38,716
Fannie Mae Pool 866009	37,933	6.000		3/1/2036	43,592
Fannie Mae Pool 909175	48,620	5.500		4/1/2038	57,641
Fannie Mae Pool 909220	89,228	6.000		8/1/2038	102,199
Fannie Mae Pool 938574	258,829	5.500		9/1/2036	294,967
Fannie Mae Pool 962752	38,927	5.000		4/1/2038	44,029
Fannie Mae Pool AA7001	222,652	5.000		6/1/2039	250,782
Fannie Mae Pool AL3166	248,069	3.000		3/1/2043	256,343
Fannie Mae Pool AS 5596	387,154	3.500		8/1/2045	406,548
Fannie Mae Pool AS5634	385,555	3.000		8/1/2045	398,523
Fannie Mae Pool AS5696	392,319	3.500		8/1/2045	411,896
Fannie Mae Pool AS 6311	234,092	3.500		12/1/2045	245,786
Fannie Mae Pool AS6386	956,591	3.000		12/1/2045	985,988
Fannie Mae Pool AS6522	248,683	3.500		1/1/2046	261,101
Fannie Mae Pool AX3195	356,735	4.000		9/1/2044	381,966
Fannie Mae Pool BC7198	446,418	3.500		6/1/2046	468,919
Fannie Mae Pool AS7003	487,709	3.000		4/1/2046	502,696
Fannie Mae Pool MA2495	550,791	3.500		1/1/2046	578,277
Freddie Mac Gold Pool G01980	267,280	5.000		12/1/2035	302,525
Freddie Mac Gold Pool G05888	50,014	5.500		10/1/2039	56,217
Freddie Mac Gold Pool G08702	351,106	3.500		4/1/2046	368,606
					6,582,509
U.S. TREASURY OBLIGATIONS - 20.2%
United States Treasury Bond	1,315,000	3.125		2/15/2043	1,462,757
United States Treasury Bond	335,000	2.500		2/15/2046	328,771
United States Treasury Note	2,885,000	2.375		8/15/2024	3,028,686
United States Treasury Note ^	6,650,000	1.625		2/15/2026	6,541,030
					11,361,244

TOTAL U.S. GOVERNMENT & AGENCY (Cost - $17,683,606)					17,943,753

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2016

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
BANK LOANS - 3.8%
AGRICULTURE - 0.1%
NVA Holdings, Inc.	$40,000	4.250%		8/8/2022	$40,150

BIOTECHNOLOGY - 0.1%
Concordia Healthcare Corp.	45,655	4.250	+	10/21/2021	41,016

CHEMICALS - 0.0%
Ineos US Finance LLC	6,895	3.250	+	3/11/2022	6,945

COMMERCIAL SERVICES - 0.4%
Laureate Education, Inc.	47,434	0.750	+	6/16/2018	47,155
McGraw-Hill Global Education Holdings, LLC	63,840	4.000	+	5/4/2022	63,840
Sedgwick Claims Management Services, Inc.	85,000	5.750	+	2/11/2022	84,575
					195,570
COMPUTERS - 0.0%
Western Digital	9,975	0.750	+	4/29/2023	10,100

DIVERSIFIED FINANCIAL SERVICES - 0.1%
Donally Financial Solutions, Inc.	29,000	1.000	+	9/23/2023	29,290

ELECTRIC - 0.4%
NRG Energy, Inc.	158,215	2.750	+	7/1/2018	158,710
Texas Competitive Electric Holdings Company LLC	47,449	4.000	+	8/4/2023	47,940
Texas Competitive Electric Holdings Company LLC	10,714	4.000	+	8/4/2023	10,825
					217,475
ENTERTAINMENT - 0.2%
CDS US Intermediate Holdings, Inc.	28,710	4.000	+	7/8/2022	28,800
Zuffa LLC	64,000	5.000	+	8/3/2023	64,645
					93,445
FOOD - 0.3%
Albertsons LLC	75,052	3.500	+	8/25/2021	75,703
Hostess Brands LLC	110,000	7.500	+	8/3/2023	111,066
					186,769
HEALTHCARE - 0.9%
American Renal Holdings, Inc.	24,385	3.500	+	8/20/2019	24,162
Ardent Legacy Acquisitions, Inc.	55,440	5.500	+	8/4/2021	55,163
CHG Healthcare Services, Inc.	67,000	3.750	+	6/7/2023	67,611
Community Health Systems, Inc.	55,000			1/6/2021	52,119
Inventive Health, Inc.	119,990	6.250	+	5/15/2018	120,095
Multiplan, Inc.	30,617	5.000	+	5/25/2023	30,992
Quorum Health Corp.	60,695	5.750	+	4/29/2022	56,689
Surgery Center	67,928	4.250	+	11/3/2020	68,310
					475,141
HOLDINGS COMPANY- 0.1%
Navistar, Inc.	85,000	1.000	+	6/7/2023	85,638

HOME IMPROVEMENT - 0.1%
Floor and Decor Outlets of America	57,000	1.000	+	9/29/2023	57,214

LODGING - 0.4%
Boyd Gaming	32,000	1.000	+	8/17/2023	32,291
Caesers Entertainment, Inc.	109,718	3.250	+	10/9/2020	110,541
Caesars Growth Partners	55,000	1.000	+	4/9/2021	55,051
Station Casino LLC	47,880	3.000	+	5/25/2023	48,175
					246,058
MEDIA - 0.1%
UPC Financing Partnership	43,013	4.000	+	8/31/2024	43,279

MISCELLANEOUS MANUFACTURING - 0.1%
US Farathane LLC	78,341	5.750	+	6/28/2018	78,733

OIL & GAS - 0.1%
Jonah Energy LLC	62,000	6.500	+	5/12/2021	58,900

REAL ESTATE - 0.1%
Capital Automotive LP	31,564	5.000	+	4/30/2020	31,883

RETAIL - 0.1%
84 Lumber	85,000	1.000	+	10/12/2023	84,362

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2016

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
SEMICONDUCTORS - 0.1%
ON Semiconductor Corp.	$34,000	4.500	%,+	3/31/2023	$34,259

SOFTWARE - 0.2%
First Data Corp.	94,000	3.750	+	7/10/2022	94,786
Rackspace Hosting	17,000	1.000	+	10/26/2023	17,117
					111,903
WASTE MANAGEMENT - 0.0%
Ads Waste Holdings	12,000	0.750	+	10/28/2023	12,038

TOTAL BANK LOANS - (Cost - $2,132,898)					2,140,168

PREFERRED STOCK - 1.4%
BANKS - 1.4%
GMAC Capital Trust I	17,600	6.667	+	2/15/2040	449,328
Zions Bancorporation	10,800	6.950	+	9/15/2028	325,512
TOTAL PREFERRED STOCK - (Cost - $710,000)					774,840

	Shares
SHORT-TERM INVESTMENT - 4.1%
MONEY MARKET FUND - 4.1%
Fidelity Institutional Money Market Funds - Government Portfolio
(Cost - $2,315,271)	2,315,271	0.270	+		2,315,271

COLLATERAL FOR SECURITIES LOANED - 13.5%
Mount Vernon Prime Portfolio (Cost - $7,559,736)	7,559,736	0.670	+		7,559,736

TOTAL INVESTMENTS - 115.0% (Cost - $63,457,185)					$64,631,974
LIABILITIES IN EXCESS OF OTHER ASSETS - (15.0)%					(8,410,827)
NET ASSETS - 100.0%					$56,221,147

LLC - Limited Liability Corporation

ABS - Asset Backed Security

MBS - Mortgage Back Security

CMO - Collateralized Mortgage Obligation

LP - Limited Partnership

REIT - Real Estate Investment Trust

Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates

^	All or a portion of these securities are on loan. Total loaned securities had a value of $7,381,247 at October 31, 2016. Securities loaned with a value of $36,547 have been sold and are pending settlement.

+	Variable rate security. Interest rate is as of October 31, 2016.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The 144A securities amounted to $9,921,438 or 17.6% of net assets.

(a)	Step-Up Bond; the interest rate shown is the rate in effect as of October 31, 2016.

(b)	Payment - in - Kind.

Portfolio Composition * - (Unaudited)

Corporate Bonds & Notes	49.0%	Bank Loans	3.3%
U.S. Government & Agencies Notes & Bonds	27.8%	Municipal	3.1%
Collateral For Securities Loaned	11.7%	Preferred Stock	1.2%
Short - Term Investments	3.6%	Foreign Government Bonds	0.3%
		Total	100.0%

*	Based on total value of investments as of October 31, 2016.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Dynamic Macro Fund
Message from the Sub-Adviser (Mellon Capital Management Corporation)

Equity markets were up for the fiscal year ended October 31, 2016 but taking a more introspective look would identify a V-shaped trajectory to stocks. The downward leg of this path initially began in December 2015 after the Federal Reserve raised interest rates and started normalizing its policy, the European Central Bank (ECB) came to the market and disappointed with the delivery of its stimulus package, and the Chinese economy continued to show signs of weakness. This trend lingered through mid-February until the world’s major central banks took additional action to support markets worldwide which in turn equities rallied through the rest of May and into June. Leading up to the UK vote to leave the European Union, momentum was building for the “remain” camp as investors may have written off the vote as a non-material event for investors. Investors were blindsided when the vote to leave the European Union was passed. Equities declined following the vote, with the worst of it hitting Japan and the Euro zone. In July and through the final three months of the fiscal year, the thesis continued as central bank actions remained supportive. Japanese equities had a strong final fiscal quarter, on a currency hedged basis, as Shinzo Abe won a sweeping victory in the house election. The Bank of Japan also recognized the difficulties created by negative interest rates, and in an attempt to help the banks, announced a “yield curve targeting” plan. Despite lackluster growth and low inflation, European stocks outperformed as Draghi reassured investors that the quantitative easing program will not end abruptly despite it being scheduled to end March 2017. U.S. equities on the other hand underperformed international markets in the final three months of the fiscal year. Third quarter earnings disappointed and expectations have steadily risen for a rate rise in December. Presidential uncertainty also plagued U.S. equities. Global macro strategies, as measured by the IQ Hedge Global Macro Beta Index, increased 1.6 percent over the fiscal year ended October 31, 2016.

The Sub-Adviser seeks to construct a balanced growth portfolio that aims to deliver equity-like total returns with less risk and improved downside control. It attempts to achieve this goal by utilizing a multi-asset strategy that allocates dynamically across global equities, bonds, and real assets. The current strategy’s exposure is broken down into three different categories: growth assets which include developed market equities, emerging market equities, high-yield bonds, and emerging market debt; hedging assets which include developed and emerging market currency, global cash, investment-grade bonds, and global developed and sovereign bonds; and real assets which include global commodities, global inflation-linked bonds, and inflation-sensitive derivatives.

For the first three quarters of the fiscal year, the hedging assets positively contributed to Fund performance. The hedging assets exposure helped shield some of the volatility during the first three months of the fiscal year, most notably the position in U.S. Treasuries. As global bond yields fell, the Sub-Adviser decreased the allocation to global bonds. The allocation reached a low of approximately 6 percent during the end of the second fiscal quarter. Bonds retreated and the Sub-Adviser slowly increased the position, reaching an overall exposure of 32 percent by the end of April. In the third fiscal quarter, the Sub-Adviser cut risk in the Fund by reducing equity exposure and purchasing options. Historically, the Fund has held positions in U.S. equity options to protect the Fund, but when the U.S. equity market strongly outperformed other markets earlier in the year, the Sub-Adviser believed U.S. equity options may not be the most efficient hedge. As a result, the Sub-Adviser initiated positions in Euro Stoxx and Nikkei options, which benefitted the Fund. The hedging assets detracted from Fund performance in the final three months of the fiscal year. After contributing positively to performance for the first three quarters of the fiscal year, U.S. Treasuries detracted from Fund performance as the yield on the U.S. Treasury increased from 1.5 to 1.9 percent over the fiscal quarter. However, the Fund’s short positions to German Bunds and UK Gilts positively contributed to Fund performance.

The volatility over the first six months of the fiscal year significantly affected the growth asset strategy exposure. However, going into December the Sub-Adviser saw an increase in risk on the horizon, especially considering the fact that the ECB has historically exhibited its propensity to disappoint. On the first day of December the Sub-Adviser worked towards cutting risk in half over the entire Fund due to this concern, which somewhat shielded the Fund. With the uncertainty and volatility in growth assets rising over the second fiscal quarter, the Sub-Adviser reduced and diversified the positions within its allocation to growth assets. The Sub-Adviser increased the allocation to high-yield bonds over the second fiscal quarter as high-yield bonds have traditionally had a lower beta to the broad U.S. equity markets. Despite volatility present in the third fiscal quarter amid the “Brexit” event, equities were a major contributor to positive performance. One of the top performers over the third fiscal quarter was the Funds allocation to U.S. equities. On average, the Fund held a 25 percent allocation to U.S. equities during the third fiscal quarter. In the final quarter of the fiscal year, the growth assets once again contributed to Fund performance. Unlike the third fiscal quarter, the allocation to U.S. equities detracted from Fund performance. The SPDR S&P 500 ETF Trust (SPY) (holding percentage*: 25.00 percent) declined 1.6 percent over the final three months, however it increased 4.4 percent over the full fiscal year. The Fund’s exposure to international equities and high-yield bonds made up for a portion of the underperformance of U.S. stocks in the final fiscal quarter of the year. Over this time period, the iShares Currency Hedged MSCI Japan ETF (HEWJ) (holding percentage*: 9.03 percent) increased 7.9 percent and the SPDR Barclays High Yield Bond ETF (JNK) (holding percentage*: 4.73 percent) climbed 2.1 percent. The Exposure to high-yield bonds also contributed to Fund performance for the full fiscal year as JNK increased 5.9 percent. Based on the risk present in emerging markets, the Fund had no exposure to emerging market equities and has not been invested in them since August 2015.

The Sub-Adviser completely divested the position in real assets in mid-2015, as it believes the current risk/reward characteristics of this strategy do not warrant a place in the Fund at this time. Although the Sub-Adviser believes that positions in commodities do not warrant an allocation due to its risks, certain attributes that this strategy generally provides are still desired within the Fund. The Sub-Adviser believes that commodities are currently too expensive; therefore, in order to add a hedge against inflation, the Sub-Adviser added Treasury Inflation-Protected Securities to the portfolio. Over the fiscal year ended October 31, 2016, this allocation contributed positively to Fund performance. For example, the iShares TIPS ETF (TIP) (holding percentage*: 4.82 percent) increased 5.8 percent over the fiscal year. Due to the Fund’s dynamic nature, the Sub-Adviser’s view on real assets can change quickly.

The Sub-Adviser is optimistic for the coming fiscal quarter and the next fiscal year. The Sub-Adviser believes that this volatility-targeted strategy may provide investors with more consistent returns than traditional asset classes. It believes that through the flexibility of the strategy and the use of alternative investments, the Fund may provide what may be considered to be attractive returns with lower beta and less correlation than traditional equity investments.

*	Holdings percentage(s) as of 10/31/2016.

Growth of $100,000 Investment

Total Returns as of October 31, 2016

		Annualized		Annualized Since
	One	Three	Annualized	Inception
	Year	Years	Five Years	(4/30/2010)
Class N	(1.83)%	0.53%	1.11%	1.16%
Class C	(2.82)%	(0.48)%	0.10%	0.15%
Class A with load of 5.75%	(7.78)%	(1.73)%	(0.34)%	(0.04)%
Class A without load	(2.14)%	0.23%	0.84%	0.88%
IQ Hedge Global Macro Beta Index	1.64%	0.23%	0.28%	1.54%
Morningstar Multialternative Category	(1.53)%	0.06%	0.95%	1.05%

The IQ Hedge Global Macro Beta Index seeks to replicate the risk-adjusted return characteristics of a combination of hedge funds pursuing a macro strategy and hedge funds pursuing an emerging markets strategy. Investors cannot invest directly in an index or benchmark.

The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.26% for Class N, 3.26% for Class C and 2.51% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Dynamic Macro Fund
October 31, 2016

Security				Shares	Value
EXCHANGE TRADED FUNDS - 53.9%
DEBT FUNDS - 9.6%
iShares TIPS Bond ETF				14,538	$1,684,373
SPDR Barclays High Yield Bond ETF ^				45,534	1,651,063
					3,335,436
EQUITY FUNDS - 44.3%
iShares Currency Hedged MSCI Germany ETF				143,118	3,462,024
iShares Currency Hedged MSCI Japan ETF ^				122,220	3,153,276
SPDR S&P 500 ETF Trust ^				41,065	8,728,366
					15,343,666
TOTAL EXCHANGE TRADED FUNDS (Cost - $17,137,338)					18,679,102

OPTIONS * - 5.8%
CALL OPTION ON FUTURES PURCHASED - 5.2%				Contacts +
Swiss Market Index, Expiration December 16, 2016
Exercise Price CHF 8,172				70	2,521
US 10 Year Future, Expiration December 16, 2016
Exercise Price $117				143	1,805,375
					1,807,896
PUT OPTIONS ON FUTURES PURCHASED - 0.6%
Euro-Bund Option, Expiration December 16, 2016
Exercise Price $177				49	119,767
Euro Stoxx, Expiration December 16, 2016
Exercise Price $2,750				144	28,887
Nikkei 225 Option, Expiration December 16, 2016
Exercise Price JPY 15,000				72	8,222
S&P 500 E-Mini Option, Expiration December 16, 2016
Exercise Price $2,000				49	40,915
					197,791
TOTAL OPTIONS (Cost - $2,263,221)					2,005,687

	Principal	Discount
	Amount ($)	Rate		Maturity
SHORT-TERM INVESTMENTS - 40.5%
U.S. GOVERNMENT SECURITIES - 27.6%
US Treasury Bill ++	8,175,000	0.0548%		11/17/2016	8,173,955
US Treasury Bill	1,400,000	0.1656%		12/15/2016	1,399,401
					9,573,356

	Shares	Interest Rate
MONEY MARKET - 12.9%
STIT- Liquid Assets - Institutional Class	4,473,673	0.5000	% ^^		4,473,673

TOTAL SHORT-TERM INVESTMENTS - (Cost - $14,047,029)					14,047,029

COLLATERAL FOR SECURITIES LOANED - 31.7%
Mount Vernon Prime Portfolio (Cost - $11,005,156)		0.6700	% +		11,005,156

TOTAL INVESTMENTS - 131.9% (Cost - $44,452,745)					$45,736,974
LIABILITIES IN EXCESS OF OTHER ASSETS - (31.9)%					(11,058,796)
NET ASSETS - 100.0%					$34,678,178

					Unrealized
					Appreciation
Open Futures Contracts				Contracts	(Depreciation)
LONG FUTURES CONTRACTS ** - (0.3)%
AUST 10 YR Bond Future, December 2016
(Underlying Face Amount at Value $8,073,527)				80	$(101,512)
CAC 40 10 Euro Future, November 2016
(Underlying Face Amount at Value $691,604)				14	3,629
Euro Stoxx 50 Future, December 2016
(Underlying Face Amount at Value $435,071)				13	14,193
FTSE 100 Index Future, December 2016
(Underlying Face Amount at Value $2,368,694)				28	(4,835)
FTSE/MIB Index Future, December 2016
(Underlying Face Amount at Value $468,845)				5	15,931

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Dynamic Macro Fund (Continued)
October 31, 2016

		Unrealized
		Appreciation
Open Futures Contracts	Contracts	(Depreciation)
LONG FUTURES CONTRACTS ** - (0.3)% (Continued)
IBEX - 35 Index Future, November 2016
(Underlying Face Amount at Value $100,049)	1	$3,471
Nikkei 225 Index Future, December 2016
(Underlying Face Amount at Value $414,664)	5	11,467
S&P/TSX 60 IX Future, December 2016
(Underlying Face Amount at Value $129,304)	1	3,564
S&P 500 EMINI Future, December 2016
(Underlying Face Amount at Value $742,000)	7	237
SPI 200 Future, December 2016
(Underlying Face Amount at Value $603,814)	6	(4,168)
TOPIX Index Future, December 2016
(Underlying Face Amount at Value $796,498)	6	20,579
10-Year US Treasury Note Future, September 2016
(Underlying Face Amount at Value $9,721,875)	75	(58,509)
TOTAL FUTURES CONTRACTS PURCHASED		(95,953)

SHORT FUTURES CONTRACTS ** - 0.8%
CAN 10 YR Bond Future, December 2016
(Underlying Face Amount at Value $3,237,157)	(30)	16,380
DAX Index Future, December 2016
(Underlying Face Amount at Value $1,463,016)	(5)	(33,252)
Euro-Bund Future, December 2016
(Underlying Face Amount at Value $4,444,270)	(25)	52,235
Hang Seng Index Future, November 2016
(Underlying Face Amount at Value $295,364)	(2)	6,358
Long Gilt Future December 2016
(Underlying Face Amount at Value $5,049,913)	(33)	235,393
S&P 500 EMINI Future, December 2016
(Underlying Face Amount at Value $424,000)	(4)	4,083
TOTAL FUTURES CONTRACTS SOLD		281,197

WRITTEN PUT FUTURE OPTIONS *- 0.1%
Swiss Market Index, Expiration December 16, 2016
Exercise Price CHF 8,172 ( Premium - $19,056)	(70)	(27,685)

ETF - Exchange Traded Fund

*	Non income producing security.

+	Each option contract allows holder to purchase/sell 100 shares of the underlying security at the exercise price.

++	All or part of the security was held as collateral for futures outstanding as of October 31, 2016.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $10,775,310.

^^	Variable rate security. Interest rate is as of October 31, 2016.

**	The amounts shown are the underlying reference notional amounts to stock exchange indices, debt securities and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

Portfolio Composition * - (Unaudited)

Equity Funds	33.6%	Debt Funds	7.3%
Collateral for securities loaned	24.1%	Call Options On Futures Purchased	3.9%
U.S. Government Securities	20.9%	Put Option On Futures Purchased	1.9%
Money Market Fund	8.3%	Total	100.0%

*	Based on total value of investments as of October 31, 2016.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham High-Yield Bond Fund

Message from the Sub-Adviser (PENN Capital Management Company, Inc.)

High-yield bonds, as measured by the BofA ML US Cash Pay High Yield Index, outperformed investment-grade corporate bonds, as measured by the BofA ML Corporate Index, for the fiscal year ended October 31, 2016. Although high-yield bonds underperformed Treasury bonds, as measured by the BofA ML US Treasury Index, last fiscal year, this time around they fared better, outperforming for the fiscal year. Interest rates on 10-year Treasury bonds generally increased at the beginning of the fiscal year, hitting a high on November 9, 2015. They subsequently reversed course and went on a general down-trend, hitting a low for the fiscal year on July 8, 2016, before trending up again, to finish the fiscal year lower than they began. During this fiscal year, Treasury bonds rose 3.5 percent, investment-grade corporate bonds gained 7.0 percent, while high-yield bonds increased 10.1 percent.

Interest rates on 10-year Treasury bonds expanded their range during the fiscal year, fluctuating by 99 basis points. Rates went from a high of 2.34 percent on November 9, 2016 to a low of 1.35 percent on July 8, 2016, before settling in and ending the fiscal year at 1.82 percent. The Fund’s double-B focus and longer duration bias detracted from performance over the fiscal year ended October 31, 2016, as single-B rated bonds and shorter duration credit generally outperformed. During the fiscal year, bonds rated single-B were up 9.1 percent, bonds rated double-B increased 8.9 percent, while those rated triple-C and below performed the best, gaining 18.3 percent. Currently, the Fund has over 50 percent invested in double-B rated credit and about 40 percent in single-B rated debt. As of October 31, 2016, the Sub-Adviser holds no triple-C rated bonds as default rates on below investment-grade bonds are near historic lows and if they rise, bonds rated triple-C and lower could be adversely affected.

Despite the Fund historically maintaining a shorter duration exposure relative to the benchmark index, the average duration crept up during the fiscal quarter. The Fund kept a bias toward the intermediate segment of the credit curve that matures in three to seven years and historically has exhibited less volatility. The average duration of positions held by the Fund was 4.4 years for the fiscal quarter versus 4.2 years for bonds contained in the benchmark index. Bonds that have a maturity of more than 10 years have generally been avoided unless purchased at a significant discount to par. The Sub-Adviser has also targeted higher coupons in an attempt to mitigate the effects of having an overall lower duration, should interest rates continue to fall.

The Sub-Adviser continued to heavily underweight the metals and mining sector relative to the benchmark, which detracted from the Fund during a surge in steel and gold commodities over the fiscal year. Security selection benefited the Fund over the same time period. One of the contributors from this sector that the Fund held exposure to during the fiscal year was Freeport-McMoRan, Inc. (35671DBG9) (holdings percentage*: 0.54 percent), an international natural resources company that operates large, geographically diverse assets with significant reserves of copper, gold, molybdenum, cobalt, oil, and gas. A specific bond (35671DBG9) from the issuer held from the beginning of May through the end of the fiscal year gained 12.6 percent.

The technology sector held an overweight relative to the benchmark throughout the fiscal year. Combined with strong security selection, the sector overweight benefited the Fund over the fiscal year. One of the outperformers from this sector that the Fund held exposure to through multiple bonds during the fiscal year was Western Digital Corp. (958102AK1) (holdings percentage*: 2.52 percent). The company offers telecommunications services, including local telephone, high-speed internet, long distance, network access, and video services to residential and business customers in rural communities throughout the United States. A specific bond (958102AK1) the Fund purchased near the beginning of April gained 21.7 percent through the fiscal year ended October 31, 2016.

The financial services sector was a consistent contributor to the Fund throughout the fiscal year, while the media & broadcasting and energy - distribution sectors also positively aided over the course of the fiscal year. The chemicals and services sectors were some of the largest detractors of the Fund’s performance, while the leisure & entertainment sector was a benefit.

Going forward, the Sub-Adviser believes high-yield bonds may see tepid activity due to the market pricing in the possibility of the Federal Reserve raising interest rates by the end of the year, as well as upward movements in the 3-Month Libor. The Sub-Adviser believes that the quality of issuance for double-B rated debt has remained high, while new issuance levels have been modest. The Sub-Adviser has also seen a lack of activity in the number of mergers and acquisitions occurring, which may cause a decline in supply for bond markets. The Sub-Adviser expects to see the level of issuance used for refinancing to keep its current trend, due to geopolitical and international economic uncertainty that forces companies to take on less risk. The Sub-Adviser believes that the largest current risk for a pull-back in high-yield bonds comes from volatility in the oil market.

*	Holdings percentage(s) as of 10/31/2016.

Growth of $100,000 Investment

Total Returns as of October 31, 2016

		Annualized	Annualized	Annualized	Annualized Since
	One Year	Three Years	Five Years	Ten Years	Inception(7/1/05)
Class N	5.39%	2.47%	4.83%	5.20%	5.15%
Class C	4.65%	1.72%	4.05%	4.42%	4.36%
Class A with load of 4.50%	0.52%	0.66%	3.62%	N/A	4.13%*
Class A without load	5.21%	2.23%	4.57%	N/A	4.61%*
BofA ML BB-B U.S. Non-Distressed HY Index	8.10%	4.91%	6.96%	6.42%	6.51%
Morningstar High-Yield Bond Category	6.89%	2.97%	5.82%	5.56%	5.74%

*	Class A commenced operations on January 3, 2007.

BofA ML BB-B U.S. Non-Distressed HY Index is an unmanaged portfolio constructed to mirror the public high-yield corporate debt market and is a subset of the Merrill Lynch High Yield Master II Index. Investors cannot invest directly in an index or benchmark.

The Morningstar High-Yield Bond Category is generally representative of mutual funds that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.02% for Class N, 1.77% for Class C and 1.27% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund
October 31, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
BONDS & NOTES - 95.9%
AIRLINES - 1.2%
Air Canada - 144A ^	$360,000	7.7500%	4/15/2021	$396,900
American Airlines Group, Inc. - 144A ^	535,000	4.6250	3/1/2020	540,350
UAL 2007-1 Pass Through Trust	181,154	6.6360	7/2/2022	193,608
				1,130,858
AUTO MANUFACTURERS - 0.8%
Fiat Chrysler Automobiles NV ^	715,000	5.2500	4/15/2023	731,981

AUTO PARTS & EQUIPMENT - 0.3%
TI Group Automotive Systems LLC - 144A	250,000	8.7500	7/15/2023	266,875

BEVERAGES - 0.5%
Cott Beverages, Inc. ^	445,000	5.3750	7/1/2022	453,344

BUILDING MATERIALS - 1.7%
Griffon Corp.	480,000	5.2500	3/1/2022	487,800
James Hardie International Finance Ltd - 144A	500,000	5.8750	2/15/2023	530,000
Masonite International Corp. - 144A	265,000	5.6250	3/15/2023	275,600
Summit Materials LLC / Summit Materials Finance Corp.	300,000	6.1250	7/15/2023	309,000
				1,602,400
CHEMICALS - 1.0%
Blue Cube Spinco, Inc. ^	350,000	9.7500	10/15/2023	413,000
Blue Cube Spinco, Inc.	180,000	10.0000	10/15/2025	216,900
Platform Specialty Products Corp. - 144A ^	295,000	6.5000	2/1/2022	287,625
				917,525
COMMERCIAL SERVICES - 3.7%
ADT Corp. ^	160,000	3.5000	7/15/2022	152,400
ADT Corp. - 144A	280,000	4.8750	7/15/2032	240,800
ADT Corp. ^	275,000	6.2500	10/15/2021	302,156
Avis Budget Car Rental LLC - 144A	495,000	5.1250	6/1/2022	486,956
Cardtronics, Inc.	570,000	5.1250	8/1/2022	585,675
Jaguar Holding Co II - 144A	505,000	6.3750	8/1/2023	509,040
Live Nation Entertainment, Inc. - 144A	555,000	5.3750	6/15/2022	577,200
United Rentals North America, Inc.	710,000	6.1250	6/15/2023	745,500
				3,599,727
COMPUTERS - 6.7%
Diamond 1 & 2 Finance Corp. - 144A	140,000	6.0200	6/15/2026	152,884
Diamond 1 & 2 Finance Corp. - 144A ^	1,495,000	8.1000	7/15/2036	1,789,368
Diamond 1 & 2 Finance Corp. - 144A	175,000	8.3500	7/15/2046	212,701
Diamond 1 & 2 Finance Corp. - 144A	85,000	5.8750	6/15/2021	89,621
Diamond 1 & 2 Finance Corp. - 144A	110,000	7.1250	6/15/2024	120,596
Seagate HDD Cayman	865,000	4.8750	6/1/2027	783,101
Seagate HDD Cayman	595,000	5.7500	12/1/2034	518,542
Western Digital Corp. - 144A	345,000	7.3750	4/1/2023	378,206
Western Digital Corp. - 144A ^	2,050,000	10.5000	4/1/2024	2,372,875
				6,417,894

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
DIVERSIFIED FINANCIAL SERVICES - 3.8%
Ally Financial, Inc.	$1,020,000	5.7500%	11/20/2025	$1,048,050
Ally Financial, Inc.	790,000	8.0000	11/1/2031	948,000
Ally Financial, Inc.	345,000	4.2500	4/15/2021	349,312
Fly Leasing Ltd.	410,000	6.3750	10/15/2021	421,275
International Lease Finance Corp.	760,000	8.6250	1/15/2022	933,850
				3,700,487
ELECTRIC - 3.4%
Calpine Corp.	350,000	5.7500	1/15/2025	341,687
Calpine Corp.	515,000	5.3750	1/15/2023	512,425
Dynegy, Inc.	305,000	6.7500	11/1/2019	310,212
Dynegy, Inc. ^	955,000	7.3750	11/1/2022	925,753
NRG Energy, Inc.	270,000	6.2500	7/15/2022	272,025
NRG Energy, Inc.	168,000	7.8750	5/15/2021	176,400
NRG Energy, Inc.	315,000	6.6250	3/15/2023	315,788
NRG Energy, Inc. - 144A	460,000	6.6250	1/15/2027	431,393
				3,285,683
ELECTRICAL COMPONENTS & EQUIPMENT - 1.6%
Anixter, Inc.	425,000	5.1250	10/1/2021	445,825
Anixter, Inc.	255,000	5.5000	3/1/2023	269,344
Belden, Inc. - 144A	365,000	5.5000	9/1/2022	375,037
WESCO Distribution, Inc.	435,000	5.3750	12/15/2021	446,419
				1,536,625
ENTERTAINMENT - 2.3%
Eldorado Resorts, Inc.	230,000	7.0000	8/1/2023	245,525
LG FinanceCo Corp. - 144A	375,000	5.8750	11/1/2024	380,391
Penn National Gaming, Inc. ^	370,000	5.8750	11/1/2021	384,800
Pinnacle Entertainment, Inc. - 144A	160,000	5.6250	5/1/2024	161,600
Regal Entertainment Group	550,000	5.7500	6/15/2023	567,875
Scientific Games International, Inc. - 144A ^	480,000	7.0000	1/1/2022	512,928
				2,253,119
FOOD - 1.0%
JBS USA LLC - 144A	265,000	7.2500	6/1/2021	272,950
JBS USA LLC - 144A	90,000	7.2500	6/1/2021	92,700
JBS USA LLC - 144A	565,000	5.8750	7/15/2024	570,650
				936,300
GAS - 0.5%
NGL Energy Partners LP / NGL Energy Finance Corp.	270,000	6.8750	10/15/2021	267,300
NGL Energy Partners LP / NGL Energy Finance Corp. - 144A	260,000	7.5000	11/1/2023	261,950
				529,250
HEALTHCARE-PRODUCTS - 1.0%
Kinetic Concepts, Inc. / KCI USA, Inc.	345,000	10.5000	11/1/2018	363,112
Kinetic Concepts, Inc. / KCI USA, Inc. - 144A	255,000	9.6250	1/1/2021	247,350
Mallinckrodt International Finance SA	395,000	4.7500	4/15/2023	346,119
				956,581

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
HEALTHCARE-SERVICES - 4.1%
Amsurg Corp.	$365,000	5.6250%	7/15/2022	$373,669
Centene Corp.	395,000	6.1250	2/15/2024	421,662
Envision Healthcare Corp. - 144A	475,000	5.1250	7/1/2022	477,375
HCA, Inc.	455,000	7.5000	2/15/2022	518,927
HCA, Inc.	370,000	5.3750	2/1/2025	378,122
HealthSouth Corp.	350,000	5.7500	11/1/2024	362,687
MEDNAX, Inc. - 144A	290,000	5.2500	12/1/2023	303,775
Select Medical Corp. ^	750,000	6.3750	6/1/2021	744,375
Tenet Healthcare Corp.	400,000	6.0000	10/1/2020	422,352
				4,002,944
HOME BUILDERS - 1.1%
Taylor Morrison Communities, Inc. - 144A	385,000	5.2500	4/15/2021	396,550
William Lyon Homes, Inc.	655,000	8.5000	11/15/2020	689,387
				1,085,937
HOME FURNISHINGS - 0.7%
Tempur Sealy International, Inc.	250,000	5.5000	6/15/2026	258,125
Tempur Sealy International, Inc.	390,000	5.6250	10/15/2023	405,600
				663,725
HOUSEHOLD PRODUCTS - 0.4%
Spectrum Brands, Inc.	320,000	5.7500	7/15/2025	348,000

INDUSTRIALS - 0.5%
Herc Rentals, Inc. - 144A ^	60,000	7.7500	6/1/2024	60,450
Herc Rentals, Inc. - 144A	455,000	7.5000	6/1/2022	456,138
				516,588
IRON/STEEL - 0.4%
United States Steel Corp. ^	375,000	7.3750	4/1/2020	375,000

LEISURE TIME - 0.4%
NCL Corp. Ltd. - 144A ^	400,000	4.6250	11/15/2020	407,000

LODGING - 1.5%
MGM Resorts International	325,000	4.6250	9/1/2026	314,437
MGM Resorts International ^	950,000	7.7500	3/15/2022	1,102,000
				1,416,437
MEDIA - 13.1%
Altice Financing SA - 144A	545,000	6.6250	2/15/2023	562,713
Cablevision Systems Corp. ^	995,000	5.8750	9/15/2022	920,375
CBS Radio, Inc. -144A	150,000	7.2500	11/1/2024	156,188
Cequel Communications Holdings I LLC - 144A	565,000	6.3750	9/15/2020	584,069
Clear Channel Worldwide Holdings, Inc. ^	740,000	6.5000	11/15/2022	757,390
Clear Channel Worldwide Holdings, Inc.	740,000	7.6250	3/15/2020	719,650
CSC Holdings LLC	245,000	6.7500	11/15/2021	258,475
CSC Holdings LLC	170,000	5.2500	6/1/2024	159,375
CSC Holdings LLC - 144A ^	325,000	10.1250	1/15/2023	367,250
DISH DBS Corp.	340,000	7.8750	9/1/2019	379,950
DISH DBS Corp.	370,000	7.7500	7/1/2026	407,233

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
MEDIA (CONTINUED) - 13.1%
DISH DBS Corp.	$280,000	6.7500%	6/1/2021	$301,526
Gray Television, Inc. - 144A	90,000	5.1250	10/15/2024	87,525
Gray Television, Inc. - 144A	275,000	5.8750	7/15/2026	274,313
LIN Television Corp.	390,000	6.3750	1/15/2021	403,650
Mediacom LLC.	660,000	7.2500	2/15/2022	688,875
Nexstar Broadcasting, Inc. - 144A ^	325,000	6.1250	2/15/2022	334,750
Nexstar Broadcasting, Inc. ^	1,140,000	6.8750	11/15/2020	1,184,175
Radio One, Inc. - 144A	650,000	7.3750	4/15/2022	656,500
SFR Group SA - 144A	680,000	6.0000	5/15/2022	699,768
SFR Group SA - 144A	750,000	6.2500	5/15/2024	752,340
Sinclair Television Group, Inc. - 144A	265,000	5.6250	8/1/2024	268,975
TEGNA, Inc. - 144A	85,000	5.5000	9/15/2024	87,444
Time, Inc. - 144A	350,000	5.7500	4/15/2022	338,625
Townsquare Media, Inc. - 144A ^	400,000	6.5000	4/1/2023	398,500
Tribune Media Co. ^	380,000	5.8750	7/15/2022	381,900
Videotron Ltd	425,000	5.0000	7/15/2022	445,188
				12,576,722
MINING - 2.7%
FMG Resources August 2006 Pty Ltd. - 144A	310,000	9.7500	3/1/2022	361,150
Freeport-McMoRan, Inc. ^	600,000	5.4500	3/15/2043	501,000
Freeport-McMoRan, Inc. ^	530,000	3.1000	3/15/2020	512,775
Teck Resources Ltd	275,000	4.5000	1/15/2021	277,750
Teck Resources Ltd	430,000	6.2500	7/15/2041	427,850
Teck Resources Ltd	630,000	5.2000	3/1/2042	571,725
				2,652,250
OFFICE/BUSINESS EQUIPMENT - 0.3%
CDW Finance Corp.	240,000	5.5000	12/1/2024	253,274

OIL & GAS - 7.2%
Antero Resources Corp. ^	580,000	5.3750	11/1/2021	591,600
Antero Resources Corp.	240,000	5.1250	12/1/2022	243,000
Callon Petroleum Co. - 144A	370,000	6.1250	10/1/2024	382,025
Carrizo Oil & Gas, Inc. ^	525,000	7.5000	9/15/2020	546,656
Continental Resources, Inc.	240,000	7.1250	4/1/2021	248,772
Continental Resources, Inc. ^	845,000	4.9000	6/1/2044	723,531
Ensco PLC	530,000	5.7500	10/1/2044	356,425
Gulfport Energy Corp. - 144A	240,000	6.0000	10/15/2024	244,800
Noble Holding International Ltd.	465,000	3.9500	3/15/2022	358,050
Oasis Petroleum, Inc. ^	360,000	6.8750	3/15/2022	358,200
PDC Energy, Inc. - 144A	335,000	6.1250	9/15/2024	349,237
Sunoco LP / Sunoco Finance Corp.	95,000	6.2500	4/15/2021	97,613
Transocean, Inc. - 144A	255,000	9.0000	7/15/2023	250,378
Transocean, Inc. ^	415,000	8.1250	12/15/2021	402,633
Transocean, Inc.	355,000	6.8000	3/15/2038	235,188
Unit Corp	535,000	6.6250	5/15/2021	494,875
Western Refining, Inc.	570,000	6.2500	4/1/2021	577,125
WPX Energy, Inc. ^	520,000	6.0000	1/15/2022	521,300
				6,981,408

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
OIL & GAS SERVICES - 1.1%
McDermott International, Inc. - 144A	$515,000	8.0000%	5/1/2021	$502,125
SESI LLC	300,000	6.3750	5/1/2019	297,750
SESI LLC	245,000	7.1250	12/15/2021	240,100
				1,039,975
PACKAGING & CONTAINERS - 0.7%
Reynolds Group Issuer, Inc.	670,000	5.7500	10/15/2020	688,445

PHARMACEUTICALS - 2.7%
Endo Finance LLC - 144A	805,000	5.7500	1/15/2022	728,525
Valeant Pharmaceuticals International, Inc. - 144A ^	800,000	6.3750	10/15/2020	694,000
Valeant Pharmaceuticals International, Inc. - 144A	725,000	5.3750	3/15/2020	634,375
Valeant Pharmaceuticals International, Inc. - 144A	655,000	6.7500	8/15/2021	569,850
				2,626,750
PIPELINES - 8.4%
Blue Racer Midstream LLC. - 144A	400,000	6.1250	11/15/2022	393,000
DCP Midstream LLC - 144A	180,000	4.7500	9/30/2021	184,950
DCP Midstream LLC - 144A	240,000	5.3500	3/15/2020	248,400
DCP Midstream LLC - 144A	855,000	5.8500	5/21/2043	731,025
DCP Midstream Operating LP	260,000	3.8750	3/15/2023	254,150
MPLX LP	600,000	4.5000	7/15/2023	618,087
MPLX LP	240,000	5.5000	2/15/2023	250,096
NGPL PipeCo LLC - 144A ^	320,000	7.7680	12/15/2037	352,000
Rockies Express Pipeline LLC - 144A	525,000	5.6250	4/15/2020	553,219
Rockies Express Pipeline LLC - 144A	985,000	6.8750	4/15/2040	1,031,788
Sabine Pass Liquefaction LLC	370,000	5.6250	2/1/2021	391,275
Sabine Pass Liquefaction LLC	860,000	6.2500	3/15/2022	946,000
Sabine Pass Liquefaction LLC - 144A	560,000	5.0000	3/15/2027	571,200
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. - 144A	250,000	5.5000	9/15/2024	249,375
Targa Resources Partners Finance Corp.	365,000	5.2500	5/1/2023	364,124
Williams Partners LP	255,000	4.8750	5/15/2023	258,494
Williams Partners LP	360,000	4.8750	3/15/2024	369,500
Williams Partners LP	170,000	5.1000	9/15/2045	163,969
Williams Partners LP	170,000	6.3000	4/15/2040	182,849
				8,113,501
PRIVATE EQUITY - 0.5%
Icahn Enterprises LP / Icahn Enterprises Finance Corp.	500,000	5.8750	2/1/2022	478,125

REAL ESTATE - 0.9%
Realogy Group LLC - 144A ^	855,000	5.2500	12/1/2021	903,094

REITS - 2.7%
CyrusOne Finance Corp.	840,000	6.3750	11/15/2022	894,600
Equinix, Inc.	175,000	5.3750	1/1/2022	186,375
Equinix, Inc.	250,000	5.8750	1/15/2026	267,855
FelCor Lodging LP	720,000	5.6250	3/1/2023	746,633
RHP Hotel Properties LP	480,000	5.0000	4/15/2021	496,800
				2,592,263

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
RETAIL - 1.5%
Dollar Tree, Inc. ^	$420,000	5.7500%	3/1/2023	$449,400
GameStop Corp. - 144A ^	225,000	5.5000	10/1/2019	232,031
JC Penney Corp, Inc.	345,000	8.1250	10/1/2019	377,344
PetSmart, Inc. - 144A ^	400,000	7.1250	3/15/2023	419,500
				1,478,275
SEMICONDUCTORS - 1.6%
Micron Technology, Inc. - 144A	90,000	7.5000	9/15/2023	99,563
Micron Technology, Inc. - 144A	300,000	5.6250	1/15/2026	292,500
Micron Technology, Inc. - 144A	615,000	5.2500	8/1/2023	605,775
Micron Technology, Inc. ^	135,000	5.8750	2/15/2022	139,948
Qorvo, Inc.	330,000	6.7500	12/1/2023	362,588
				1,500,374
SOFTWARE - 2.0%
First Data Corp. - 144A	220,000	5.0000	1/15/2024	224,125
First Data Corp. - 144A	930,000	7.0000	12/1/2023	976,500
Nuance Communications, Inc. - 144A	685,000	5.3750	8/15/2020	704,266
				1,904,891
TELECOMMUNICATIONS - 11.1%
CenturyLink, Inc.	80,000	7.5000	4/1/2024	83,500
CenturyLink, Inc.	220,000	6.4500	6/15/2021	235,950
CenturyLink, Inc. ^	370,000	5.6250	4/1/2020	396,362
CenturyLink, Inc.	280,000	7.6000	9/15/2039	250,600
Cincinnati Bell, Inc. - 144A	220,000	7.0000	7/15/2024	231,000
Cogent Communications Finance, Inc. - 144A	460,000	5.6250	4/15/2021	463,450
CommScope, Inc. - 144A	200,000	5.5000	6/15/2024	210,250
EarthLink Holdings Corp.	960,000	7.3750	6/1/2020	1,012,800
FairPoint Communications, Inc. - 144A	825,000	8.7500	8/15/2019	842,531
Frontier Communications Corp.	265,000	10.5000	9/15/2022	276,594
Frontier Communications Corp.	115,000	6.2500	9/15/2021	109,825
Frontier Communications Corp.	465,000	6.8750	1/15/2025	391,181
Frontier Communications Corp.	480,000	8.5000	4/15/2020	514,200
Frontier Communications Corp.	855,000	9.2500	7/1/2021	905,231
GCI, Inc.	335,000	6.8750	4/15/2025	341,700
Intelsat Jackson Holdings SA - 144A	240,000	8.0000	2/15/2024	242,400
Level 3 Financing, Inc.	330,000	5.1250	5/1/2023	334,125
Qwest Corp.	210,000	6.7500	12/1/2021	233,362
Sprint Capital Corp.	285,000	6.8750	11/15/2028	262,912
Sprint Communications, Inc.	615,000	7.0000	8/15/2020	641,138
Sprint Communications, Inc. - 144A	200,000	7.0000	3/1/2020	218,000
Sprint Corp.	495,000	7.2500	9/15/2021	507,994
Sprint Corp.	705,000	7.8750	9/15/2023	699,713
West Corp. - 144A ^	410,000	5.3750	7/15/2022	396,163
Windstream Services LLC ^	555,000	7.7500	10/1/2021	552,919
Windstream Services LLC	350,000	7.7500	10/15/2020	357,875
				10,711,775

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2016

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
TRANSPORTATION - 0.8%
Watco Cos LLC - 144A	$730,000	6.3750%		4/1/2023	$744,600
					744,600

TOTAL BONDS & NOTES (Cost - $89,276,989)					92,380,002
		Interest
Security	Shares	Rate
SHORT-TERM INVESTMENT - 1.9%
MONEY MARKET FUND - 1.9%
First American Government Obligations Fund, 0.24%	1,891,803	0.24	% +		1,891,803
TOTAL SHORT-TERM INVESTMENT (Cost - $1,891,803)

COLLATERAL FOR SECURITIES LOANED - 23.0%
Mount Vernon Prime Portfolio (Cost - $22,131,280)	22,131,280	0.67	% +		22,131,280

TOTAL INVESTMENTS - 120.8% (Cost - $113,300,072)					$116,403,085
LIABILITIES IN EXCESS OF OTHER ASSETS - (20.8)%					(20,044,718)
NET ASSETS - 100.0%					$96,358,367

^	All or a portion of these securities are on loan. Total loaned securities had a value of $21,332,052 at October 31, 2016. Securities loaned with a value of $666,513 have been sold and are pending settlement.

+	Variable rate security. Interest rate is as of October 31, 2016.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

LLC - Limited Liability Corporation

LP - Limited Partnership

REITS - Real Estate Investment Trusts.

Portfolio Composition ** - (Unaudited)

Collateral For Securities Loaned	19.0%	Ba2	8.0%
B1	17.5%	Caa1	7.8%
B3	15.9%	Baa3	4.6%
B2	11.3%	Ba1	3.6%
Ba3	10.7%	Short-Term Investment	1.6%
		Total	100.0%

**	Based on total value of investments as of October 31, 2016.

**	Bond Ratings provided by Fitch Ratings.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham International Opportunity Bond Fund

Message from the Sub-Adviser (Rogge Global Partners Limited)

International bonds, as measured by the Barclays Global ex US Aggregate Bond Index Unhedged, continued to see U.S. dollar movements relative to foreign currencies causing volatility in the foreign bond markets. During the most recent fiscal quarter, international bonds decreased 4.2 percent after increasing 11.1 percent across the previous three fiscal quarters. This most recent decrease brought performance for the fiscal year to 6.5 percent. The most recent fiscal quarter’s meaningful decline coincided with the U.S. dollar appreciating more than 3.0 percent against a basket of major world currencies. Over the fiscal year, the U.S. dollar appreciated 1.3 percent against the same basket of world currencies. In contrast to the previous fiscal quarter, the rise in the U.S. dollar was somewhat consistent across foreign markets, as its 1.8 percent gain versus the euro was matched with a 3.4 percent rise versus the Japanese yen. The British pound’s significant 9.5 percent decline versus the U.S. dollar in the previous fiscal quarter was almost repeated in the most recent fiscal quarter, as the British pound declined 8.1 percent versus the U.S. dollar. Britain’s vote to leave the European Union during the third fiscal quarter was the primary catalyst behind the large fluctuations in the British pound, and over the course of the fiscal year the pound lost 20.7 percent relative to the U.S. dollar.

The Sub-Adviser primarily focuses on developed markets, which underperformed developing country debt during the fiscal year. Emerging markets bonds, as measured by the Barclays Emerging Markets Local Currency Government Index, decreased 0.4 percent during the most recent fiscal quarter, after surging 9.6 percent across the previous three fiscal quarters. As emerging markets bonds experienced only a slight decline in the most recent fiscal quarter, those bonds in general outperformed their developed markets counterparts when measured across the entire fiscal year, ending up 9.2 percent. While the Sub-Adviser continues to believe that emerging markets countries are still working through their deleveraging cycle that was brought on during the financial crisis, it is concerned about fundamental headwinds that may adversely affect emerging markets-based corporations. Therefore, the Sub-Adviser has been cautious and selective in its approach to emerging markets debt. The Fund’s emerging markets allocation included the Mexico sovereign bond, Mex Bonos Desrr Fix Rate 5.75% 3/5/2026 (BYNMJL4) (holding percentage*: 0.47 percent). This holding has experienced increased volatility, primarily attributable to the swings in peso-to-U.S. dollar valuations. During the fiscal year, the peso declined 12.5 percent versus the U.S. dollar. The total return for the bond during the fiscal year was 5.5 percent when measured in local terms, but when converting back to the U.S. dollar, the decline was 7.6 percent for the same 12-month period.

The Sub-Adviser’s stance on Japanese debt shifted meaningfully during the fiscal year, from an overweight near the beginning of the period, to an underweight at the end of the period. This change in the Sub-Adviser’s macro view was primarily due to the yen’s fluctuations and the promise and implementation of policies by the densely populated country’s central bank. These policies translated to significant swings in the valuation of the Japanese yen, leading to a 13.3 percent surge versus the U.S. dollar in the first half of the fiscal year. In the second half of the fiscal year, the yen continued to gain versus the U.S. dollar, adding 1.6 percent. The Fund continued to benefit from its exposure to Japanese debt, primarily from the currency effect and less from any coupon (many of which are negligible or even offer a negative yield). For example, the Fund held the Japan 0.1% 6/20/2026 (BYT3PS0) (holding percentage*: 2.88 percent), which declined 1.3 percent in local currency terms during the most recent fiscal quarter. Converting to U.S. dollars, the bond was down closer to 5 percent, as the yen’s value depreciated relative to the U.S. dollar during the most recent three-month period. However, over the fiscal year, the yen’s 15.1 percent increase versus the U.S. dollar significantly aided the returns of these intermediate-to-long-term Japanese bonds.

In the second half of the fiscal year, Britain voted to leave the European Union, and speculation and discussions regarding its impact on the European Union persisted through the end of the fiscal year. The Sub-Adviser maintained positions in Spain and Italy, such as the Italian bond Buoni Poliennali Del Tesoro 4.5% 3/1/2024 (BCRYKK8) (holding percentage*: 1.45 percent), and the Spanish bond Bonos Y Oblig Del Estado 4.2% Due 01/21/2037 (B05L4R2) (holding percentage*: 0.67 percent). During the fiscal year, the Italian bond increased 2.2 percent and the Spanish bond surged 12.2 percent in local currency terms. As both of these countries are members of the euro-zone the slight depreciation of the euro versus the U.S. dollar detracted 0.2 percent from the performance for each of these two bonds. The Fund also held British bonds, such as the UK Treasury 4.25% 12/7/2055 (B7W4LN8) (holding percentage*: 0.39 percent). The long-dated British bond rose 22.4 percent during the fiscal year, while the British pound’s decline versus the U.S. dollar erased the majority of the return, detracting 20.7 percent from the bond’s performance.

The Sub-Adviser is optimistic that some of the divergence across the various sectors and countries within the foreign bond markets provides opportunities for its investment strategy. The Sub-Adviser believes that some of the global central banks’ stimulus programs are unclear and will provide increased volatility within the credit markets. In addition, the global disinflationary pressures appear less intense than earlier in the year and long-term inflation expectations are subdued across the most prominent developed countries.

*	Holdings percentage(s) as of 10/31/2016.

Growth of $100,000 Investment

Total Returns as of October 31, 2016

		Annualized Since
	One Year	Inception (11/1/13)
Class N	5.03%	(1.93)%
Class C	4.19%	(2.68)%
Class A with load of 4.50%	0.05%	(3.66)%
Class A without load	4.77%	(2.17)%
Barclays Global ex-US Aggregate Bond Index Unhedged	6.47%	(0.83)%
Morningstar World Bond Category	5.20%	1.38%

The Barclays Global ex US Aggregate Bond Index Unhedged is designed to be a broad based measure of the global investment-grade, fixed rate, fixed income corporate markets outside the United States. Investors cannot invest directly in an index or benchmark.

The Morningstar World Bond Category is generally representative of funds that invest at least 40% of bonds in foreign markets. Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.38% for Class N, 2.13% for Class C and 1.63% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund
October 31, 2016

	Principal		Interest
Security	Amount		Rate%		Maturity Date	Value
CORPORATE BONDS & NOTES - 38.6%
AGRICULTURE - 2.4%
BAT International Finance PLC	400,000	EUR	0.8750		10/13/2023	$444,454
Imperial Brands Finance PLC	200,000	EUR	2.2500		2/26/2021	235,620
						680,074
AUTO MANUFACTURERS - 2.2%
BMW Finance NV	350,000	EUR	0.7500		4/15/2024	391,493
FCE Bank PLC	200,000	EUR	1.8750		6/24/2021	231,857
						623,350
BANKS - 12.7%
ABN AMRO Bank NV	200,000	EUR	6.3750		4/27/2021	271,217
Banco de Sabadell SA	200,000	EUR	0.6250		11/3/2020	224,874
BNP Paribas SA	200,000	EUR	2.8750		9/26/2023	254,170
BPCE SA	200,000	EUR	4.6250		7/18/2023	261,474
CaixaBank SA	300,000	EUR	0.6250		11/12/2020	337,668
Credit Agricole SA/London	100,000	EUR	3.8750		2/13/2019	119,326
HSBC Holdings PLC	200,000	EUR	6.0000		6/10/2019	252,252
Intesa Sanpaolo SpA	200,000	EUR	4.3750		10/15/2019	243,562
KBC Group NV	200,000	EUR	2.3750	+	11/25/2024	227,674
Lloyds Bank PLC	150,000	EUR	6.5000		3/24/2020	193,527
National Australia Bank Ltd.	100,000	GBP	5.1250		12/9/2021	143,342
Santander UK PLC	100,000	EUR	2.0000		1/14/2019	114,115
Societe Generale SA	100,000	EUR	0.7500		5/26/2023	111,232
Societe Generale SA	200,000	EUR	4.0000		6/7/2023	251,189
UBS AG/London	200,000	GBP	6.6250		4/11/2018	264,178
Westpac Banking Corp	250,000	EUR	2.1250		7/9/2019	291,102
						3,560,902
BEVERAGES - 1.8%
Anheuser-Busch InBev SA/NV	250,000	USD	0.8750		3/17/2022	282,157
Pernod Richard SA	200,000	EUR	1.5000		5/18/2026	229,556
						511,713
CHEMICALS - 3.1%
Air Liquide Finance SA	400,000	EUR	0.7500		6/13/2024	445,912
Linde Finance BV	350,000	EUR	3.1250		12/12/2018	410,002
						855,914
ELECTRIC - 3.6%
Enel Finance International NV	200,000	EUR	1.9660		1/27/2025	238,516
Engie SA	200,000	EUR	2.3750		5/19/2026	253,704
Engie SA	150,000	GBP	7.0000		10/30/2028	276,334
Iberdrola Finanzas SAU	200,000	EUR	4.1250		3/23/2020	249,058
						1,017,612
ELECTRONICS - 0.4%
Trionista Holdco GmbH	100,000	EUR	5.0000		4/30/2020	113,041

ENGINEERING & CONSTRUCTION - 1.5%
ABB Finance BV	350,000	EUR	2.6250		3/26/2019	407,900

ENTERTAINMENT - 0.5%
CPUK Finance Ltd.	100,000	GBP	7.0000		8/28/2020	129,622

INSURANCE - 2.0%
Aviva PLC	100,000	EUR	3.3750	+	12/12/2045	107,364
AXA SA	150,000	EUR	5.2500	+	4/16/2040	183,452
Willow No 2 Ireland PLC for Zurich Insurance Co. Ltd.	200,000	EUR	3.3750		6/27/2022	255,192
						546,008
MEDIA - 0.8%
Altice Financing SA	100,000	EUR	6.5000		1/15/2022	115,959
SFR Group SA - 144A	100,000	EUR	5.3750		5/15/2022	114,706
						230,665
MINING - 0.8%
Anglo American Capital PLC	100,000	EUR	2.7500		6/7/2019	114,774
Glencore Finance Canada Ltd	100,000	USD	2.7000		10/25/2017	100,384
						215,158
OIL & GAS - 1.4%
BG Energy Capital PLC	100,000	EUR	3.0000		11/16/2018	116,373
BG Energy Capital PLC	250,000	EUR	1.2500		11/21/2022	288,100
						404,473

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund (Continued)
October 31, 2016

Security	Principal Amount		Interest Rate%	Maturity Date	Value
PACKAGING & CONTAINERS - 0.4%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc - 144A	100,000	EUR	4.1250	5/15/2023	$115,238

REAL ESTATE - 0.4%
Deutsche Raststaetten Gruppe IV GmbH	100,000	EUR	6.7500	12/30/2020	114,725

SAVINGS & LOANS - 1.5%
Nationwide Building Society	250,000	EUR	1.6250	4/3/2019	283,471
Nationwide Building Society	100,000	GBP	5.6250	9/9/2019	136,990
					420,461
TELECOMMUNICATIONS - 3.1%
America Movil SAB de CV	200,000	EUR	3.0000	7/12/2021	245,360
Deutsche Telekom International Finance BV	200,000	EUR	0.6250	4/3/2023	222,478
Play Finance 2 SA	100,000	EUR	5.2500	2/1/2019	112,689
Telecom Italia SpA/Milano	50,000	GBP	6.3750	6/24/2019	67,032
Telefonica Emisiones SAU	200,000	EUR	1.4770	9/14/2021	229,342
					876,901
TOTAL CORPORATE BONDS & NOTES(Cost - $11,507,962)					10,823,757

FOREIGN GOVERNMENT BONDS - 55.8%
Bundesobligation	200,000	EUR	1.0000	10/12/2018	226,236
Bundesrepublik Deutschland	250,000	EUR	2.5000	7/4/2044	393,097
Canadian Government Bond	145,000	CAD	4.0000	6/1/2041	153,527
Denmark Government Bond	1,850,000	DKK	3.0000	11/15/2021	317,328
France Government Bond OAT	120,000	EUR	4.7500	4/25/2035	216,833
France Government Bond OAT	150,000	EUR	4.5000	4/25/2041	281,549
Hungary Government International Bond	100,000	USD	5.3750	3/25/2024	115,080
Indonesia Government International Bond - 144A	150,000	EUR	2.8750	7/8/2021	175,307
Ireland Government Bond	100,000	EUR	5.4000	3/13/2025	153,549
Italy Buoni Poliennali Del Tesoro	100,000	EUR	5.5000	11/1/2022	139,086
Italy Buoni Poliennali Del Tesoro	290,000	EUR	4.5000	3/1/2024	391,044
Italy Buoni Poliennali Del Tesoro	240,000	EUR	3.7500	9/1/2024	310,638
Italy Buoni Poliennali Del Tesoro	200,000	EUR	5.0000	9/1/2040	312,649
Japan Government Ten Year Bond	73,900,000	JPY	1.4000	9/20/2019	736,524
Japan Government Ten Year Bond	80,450,000	JPY	0.1000	6/20/2026	778,201
Japan Government Thirty Year Bond	106,800,000	JPY	2.5000	6/20/2036	1,425,273
Japan Government Twenty Year Bond	185,250,000	JPY	1.9000	9/20/2023	2,017,156
Japan Government Twenty Year Bond	133,800,000	JPY	2.1000	12/20/2027	1,572,668
Kingdom of Belgium Government	150,000	EUR	4.2500	9/28/2022	208,214
Kingdom of Belgium Government - 144A	100,000	EUR	5.0000	3/28/2035	187,021
Korea Treasury Bond	674,150,000	KRW	3.0000	9/10/2024	647,509
Malaysia Government Bond	2,700,000	MYR	3.8000	8/17/2023	654,015
Malaysia Government Bond	400,000	MYR	3.9000	11/3/2026	97,669
Mexican Bonos	2,450,000	MXN	5.7500	3/5/2026	125,874
Province of British Columbia Canada	100,000	CAD	4.7000	6/18/2037	97,758
Province of British Columbia Canada	100,000	CAD	4.9500	6/18/2040	102,796
Province of Ontario Canada	550,000	CAD	2.4000	6/2/2026	422,692
Republic of Austria Government Bond - 144A	200,000	EUR	1.2000	10/20/2025	239,108
Republic of Poland Government Bond	300,000	PLN	5.7500	9/23/2022	88,677
Romanian Government International Bond	100,000	EUR	2.8750	10/28/2024	119,995
Russian Foreign Bond - Eurobond	200,000	EUR	3.6250	9/16/2020	242,746
Spain Government Bond - 144A	80,000	EUR	5.4000	1/31/2023	114,393
Spain Government Bond - 144A	200,000	EUR	4.4000	10/31/2023	275,668
Spain Government Bond - 144A	250,000	EUR	3.8000	4/30/2024	333,859
Spain Government Bond - 144A	50,000	EUR	1.9500	4/30/2026	58,773
Spain Government Bond - 144A	120,000	EUR	4.2000	1/31/2037	180,682
Sweden Government Bond	3,600,000	SEK	4.2500	3/12/2019	446,653
Switzerland Government Bond	400,000	CHF	4.0000	2/11/2023	524,848
United Kingdom Gilt	100,000	GBP	4.2500	6/7/2032	166,544
United Kingdom Gilt	235,000	GBP	4.5000	12/7/2042	444,143
United Kingdom Gilt	50,000	GBP	4.2500	12/7/2055	105,038
United Kingdom Gilt	20,000	GBP	4.0000	1/22/2060	41,667
TOTAL FOREIGN GOVERNMENT BONDS (Cost - $15,504,445)					15,642,087

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund (Continued)
October 31, 2016

	Principal		Interest
Security	Amount		Rate%		Maturity Date	Value
MORTGAGE BACKED SECURITIES - 0.8%
Sunrise Srl 2015-3 A1	100,000	EUR	0.5290	+	5/27/2035	$110,210
Taurus 2013 GMF1 PLC	95,244	EUR	0.7510	+	5/21/2024	104,855
TOTAL MORTGAGE BACKED SECURITIES (Cost - $219,458)						215,065

WHOLE LOAN COLLATERAL - 0.9%
Bankinter 10 FTA	119,623	EUR	2.7300	+	6/21/2043	129,170
Fondo de Titulizacion de Activos Santander Hipotecario 2	54,805	EUR	4.2500	+	1/18/2049	59,142
Silverstone Master Issuer PLC - 144A	50,000	GBP	0.7718	+	1/21/2070	61,147
TOTAL WHOLE LOAN COLLATERAL (Cost - $260,942)						249,459
	Shares
SHORT-TERM INVESTMENTS - 0.5%
MONEY MARKET FUND - 0.5%
Fidelity Institutional Money Market
Funds - Government Portfolio (Cost - $144,356)	144,356		0.2800	+		$144,356

TOTAL INVESTMENTS - 96.6% (Cost - $27,637,163)						$27,074,724
OTHER ASSETS LESS LIABILITIES - 3.4%						974,883
NET ASSETS - 100.0%						$28,049,607

CAD - Canadian Dollar	EUR - Euro	KRW - South Korean Won	PLN - Polish Zloty
CHF - Swiss Franc	GBP - United Kingdom Pound	MXN - Mexican Peso	SEK - Swedish Krona
DKK - Danish Krone	JPY - Japanese Yen	MYR - Malaysian Ringgit	USD - US Dollar

+	Variable rate security. Interest rate is as of October 31, 2016.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

		Unrealized
		Appreciation
Futures Contracts	Contracts	(Depreciation)
FUTURES CONTRACTS PURCHASED *
AUST 10Y BOND Future maturing December, 2016
(Underlying Face Amount at Value $403,676)	4	$(8,836)
EURO-BOND Future maturing December, 2016
(Underlying Face Amount at Value $533,312)	3	(4,839)
EURO BUXL 30Y BND Future maturing December, 2016
(Underlying Face Amount at Value $197,184)	1	(10,691)
EURO-SCHATZ Future maturing December, 2016
(Underlying Face Amount at Value $1,595,783)	13	(975)
Long Gilt Future maturing December, 2016
(Underlying Face Amount at Value $459,083)	3	(20,744)
NET UNREALIZED LOSS FROM FUTURES CONTRACTS PURCHASED		(46,085)

FUTURES CONTRACTS SOLD *
EURO-BOBL Future maturing December, 2016
(Underlying Face Amount at Value $2,587,011)	(18)	10,562

NET UNREALIZED LOSS FROM FUTURES CONTRACTS		$(35,523)

*	Face amounts are the underlying reference notional amounts to stock exchange indices and bonds upon which the fair value of the futures contracts traded by the Fund are based. While face amounts do not represent the current fair value and are not necessarily indicative of the future cash flows of the Fund’s futures contracts, the underlying price changes in relation to the variables specified by the face amounts affect the fair value of these derivative financial instruments.

Portfolio Composition ** - (Unaudited)

Japan	24.1%	Belgium	3.3%
Britain	12.7%	Canada	3.2%
France	11.1%	Germany	3.1%
Spain	8.1%	Switzerland	2.9%
Netherlands	7.2%	Other Countries	18.5%
Italy	5.8%	Total	100.00%

**	Based on total value of investments as of October 31, 2016.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Appreciation & Income Fund

Message from the Sub-Adviser (PENN Capital Management Company, Inc.)

Historically, less than one-third of the convertible securities in the Bank of America/Merrill Lynch All Convertibles Index are issued by large capitalization companies, leaving the majority more closely related to the movements in small capitalization and mid capitalization stocks. U.S. large cap stocks, as measured by the Russell 1000 Index, declined 1.7 percent after rising 13.8 percent across the previous two fiscal quarters. This brought the return for U.S. large cap stocks to 4.3 percent for the fiscal year. U.S. small cap stocks, as measured by the Russell 2000 Index, declined 2.0 percent after surging 18.7 percent across the previous two fiscal quarters. Across the fiscal year, U.S. small cap stocks were up 4.1 percent. During the most recent fiscal quarter, convertible securities fell 0.2 percent, which was less negative than both large cap stocks and small cap stocks during the same period. This decrease followed a 13.7 percent increase across the previous two fiscal quarters. Convertible securities returned 3.5 percent over the fiscal year.

Most convertible securities are considered to be “equity-sensitive,” meaning significant amounts of a convertible security’s price movements are related to the movements of the underlying common stock rather than the bond itself. However, the bond component may still play a meaningful role in the pricing of the convertible security. Bonds in general, as measured by the Barclays Aggregate Bond Index, declined 0.9 percent during the fiscal quarter, after rising 4.5 percent across the previous two fiscal quarters. Bond performance over the fiscal year was 4.4 percent.

The Sub-Adviser has consistently focused on small and mid capitalization companies, and primarily on convertible securities that were considered to be trading based upon both the value of their fixed income features (i.e., coupon rate, default risk, etc.) and the price changes of the underlying common stock. This is in contrast to convertible securities that trade predominantly on either the underlying stock movements or on the underlying bond characteristics. The Sub-Adviser believes that by focusing on this area of the convertible securities spectrum, it can reduce the volatility experienced from the common stocks while benefitting from the support offered by the bond features.

During the fiscal year, results were mixed across and within sectors. For example, some of the best performers within the Fund were within the technology and health care sectors, but some of the worst performers were in those same sectors. The best performing sector in the benchmark index during the fiscal year was information technology, and it was the second-best performing sector during the most recent fiscal quarter. Within the technology sector, one of the best performing securities in the previous fiscal quarter was the convertible bond of internet radio company Pandora Media Inc. (698354AA5) (holding percentage*: 2.79 percent). During the previous fiscal quarter, the common stock of Pandora Media Inc. (P) (holding percentage*: not held) surged 37.0 percent and the convertible bond rose 16.7 percent. However, in the most recent fiscal quarter, the common stock of Pandora Media Inc. declined 16.7 percent and the convertible bond fell with it, but to a far lesser extent, down 7.2 percent. This brought the overall performance of the Pandora Media Inc.’s common stock to 14.1 percent across the most recent two fiscal quarters, while the convertible bond was up 8.3 percent across the same six-month time period. When observed since its issuance in December 2015, Pandora Media Inc.’s common stock decreased 7.5 percent, while the convertible only fell slightly, down 1.3 percent.

Healthcare continued to be a significant sector weighting in the Fund, but was one of the worst performing sectors during the fiscal year. Within the healthcare sector, Depomed, Inc. (249908AA2) (holding percentage*: 4.69 percent), a developer of oral drug delivery technologies, and Allergan PLC (EP0481507), (holding percentage*: 2.38 percent), a global pharmaceutical developer and distributor, produced performance at opposite ends of the spectrum. The Allergan PLC convertible preferred stock decreased 12.7 percent after increasing 16.8 percent in the previous fiscal quarter. This most recent fiscal quarter’s decline was less than the common stock’s decline of 17.4 percent in the same fiscal quarter. Conversely, the Depomed, Inc. convertible bond rose 11.7 percent during the fiscal quarter, after rising 10.4 percent in the previous fiscal quarter. This increase in the Depomed, Inc. convertible bond in the most recent fiscal quarter coincided with a 17.9 percent increase in the company’s common stock. Allergan’s common stock fell 32.3 percent, while Depomed’s common stock surged 27.8 percent over the fiscal year. However, their convertible securities decreased 21.3 percent and rose 19.5 percent, respectively over the same time period.

The Sub-Adviser remains optimistic that its fairly concentrated and selective approach to the convertible securities market will identify attractive risk-adjusted opportunities for the Fund. The large dispersion across sector performance, as well as significant dislocations of convertible bonds within the sectors has provided opportunities for the Sub-Adviser to consider within its disciplined selection process.

*	Holdings percentage(s) as of 10/31/2016.

Growth of $100,000 Investment

Total Returns as of October 31, 2016

		Annualized	Annualized	Annualized	Annualized Since
	One Year	Three Years	Five Years	Ten Years	Inception (12/10/04)
Class N	(1.92)%	1.45%	4.39%	4.54%	4.88%
Class C	(2.95)%	0.44%	3.34%	3.50%	3.85%
Class A with load of 5.75%	(7.79)%	0.75%	2.90%	N/A	3.53%*
Class A without load	(2.19)%	1.21%	4.13%	N/A	4.15%*
Bof A Merrill Lynch All Convertibles All Qualities Index	4.51%	5.81%	9.92%	7.00%	6.65%
Morningstar Convertibles Category	2.10%	3.36%	7.18%	5.26%	5.82%

*	Class A commenced operations on January 3, 2007.

The Bof A Merrill Lynch All Convertibles All Qualities Index is a widely used index that measures convertible securities’ performance. It measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

The Morningstar Convertibles Category is generally representative of convertible bond portfolios that are designed to offer some of the capital-appreciation of stock portfolios, while also supplying some of the safety and yield of bond portfolios.

As disclosed in the Trust’s latest registration statement as supplemented,, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.29% for Class N, 2.29% for Class C and 1.29% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund
October 31, 2016

Security			Shares	Value
COMMON STOCK - 0.0%
Southwestern Energy Co *			10	$108

TOTAL COMMON STOCK (Cost - $136)				108

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
CONVERTIBLE BONDS - 79.2%
DIVERSIFIED FINANCIAL SERVICES - 3.6%
PRA Group, Inc. ^	$960,000	3.0000%	8/1/2020	865,800

HEALTHCARE-PRODUCTS - 10.8%
Hologic, Inc.	565,000	2.0000	3/1/2042	722,494
NuVasive, Inc. - 144A	585,000	2.2500	3/15/2021	696,150
Wright Medical Group, Inc.	1,115,000	2.0000	2/15/2020	1,146,359
				2,565,003
HEALTHCARE-SERVICES - 4.0%
Molina Healthcare, Inc.	820,000	1.6250	8/15/2044	953,250

INSURANCE - 4.7%
AmTrust Financial Services, Inc.	745,000	2.7500	12/15/2044	641,631
Fidelity National Financial, Inc.	235,000	4.2500	8/15/2018	470,294
				1,111,925
INTERNET - 4.9%
FireEye, Inc.	558,000	1.6250	6/1/2035	503,944
Pandora Media, Inc. - 144A	670,000	1.7500	12/1/2020	661,206
				1,165,150
MEDIA - 3.1%
DISH Network Corp. - 144A	630,000	3.3750	8/15/2026	724,894

OIL & GAS - 8.8%
Chesapeake Energy Corp. - 144A	360,000	5.5000	9/15/2026	339,750
Oasis Petroleum, Inc.	635,000	2.6250	9/15/2023	709,216
PDC Energy, Inc.	590,000	1.1250	9/15/2021	602,536
SM Energy Co.	400,000	1.5000	7/1/2021	447,500
				2,099,002
OIL & GAS SERVICES - 2.4%
Helix Energy Solutions Group, Inc. ^	565,000	3.2500	3/15/2032	560,409

PHARMACEUTICALS - 12.0%
Depomed, Inc.	837,000	2.5000	9/1/2021	1,112,687
Impax Laboratories, Inc.	1,020,000	2.0000	6/15/2022	889,950
Jazz Investments I Ltd. ^	850,000	1.8750	8/15/2021	846,813
				2,849,450
SEMICONDUCTORS - 10.6%
Micron Technology, Inc. ^	690,000	3.0000	11/15/2043	611,944
ON Semiconductor Corp. ^	1,205,000	1.0000	12/1/2020	1,208,766
Rambus, Inc.	609,000	1.1250	8/15/2018	706,440
				2,527,150

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date		Value
SOFTWARE - 6.1%
Medidata Solutions, Inc.	$760,000	1.0000%	8/1/2018		$837,900
ServiceNow, Inc.	470,000	0.0000	11/1/2018		615,406
					1,453,306
TELECOMMUNICATIONS - 3.3%
Gogo, Inc.	1,010,000	3.7500	3/1/2020		773,281

TRANSPORTATION - 4.9%
Echo Global Logistics, Inc. ^	850,000	2.5000	5/1/2020		780,937
Hornbeck Offshore Services, Inc.	610,000	1.5000	9/1/2019		386,206
					1,167,143

TOTAL CONVERTIBLE BONDS (Cost - $19,105,807)					18,815,763

			Dividend
		Shares	Rate
PREFERRED STOCK - 11.0%
OIL & GAS - 3.6%
Resolute Energy Corp. - 144A		150	8.1250		162,225
Southwestern Energy Co.		5,750	6.2500		144,152
WPX Energy, Inc.		10,175	6.2500		557,692
					864,069
PHARMACEUTICALS - 2.4%
Allergan PLC		735	5.5000		563,837

REITS - 2.6%
Crown Castle International Corp.		5,750	4.5000		619,562

TELECOMUNICATIONS - 2.4%
Frontier Communications Corp.		6,825	11.1250		569,956

TOTAL PREFERRED STOCK (Cost - $2,943,781)					2,617,424

			Interest
			Rate
SHORT-TERM INVESTMENT - 9.6%
MONEY MARKET FUND - 9.6%
First American Government Obligations Fund		2,284,184	0.24	% +	2,284,184
TOTAL SHORT-TERM INVESTMENT (Cost - $2,284,184)

COLLATERAL FOR SECURITIES LOANED - 17.7%
Mount Vernon Prime Portfolio (Cost - $4,189,895)		4,189,895	0.67	% +	4,189,895

TOTAL INVESTMENTS - 117.5% (Cost - $28,523,803)					$27,907,374
LIABILITIES IN EXCESS OF OTHER ASSETS - (17.5)%					(4,159,295)
TOTAL NET ASSETS - 100.0%					$23,748,079

^	All or a portion of these securities are on loan. Total loaned securities had a value of $4,096,292 at October 31, 2016. Securities loaned with a value of $82,758 have been sold and are pending settlement.

*	Non-income producing security.

+	Variable rate security. Interest rate is as of October 31, 2016.

REITS - Real Estate Investment Trusts.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Portfolio Composition * - (Unaudited)
Convertible Bonds	67.4%
Collateral For Securities Loaned	15.0%
Preferred Stock	9.4%
Common Stock	0.0%
Short-Term Investment	8.2%
Total	100.0%

*	Based on total value of investments as of October 31, 2016.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Alternative Dividend Fund

Message from the Sub-Adviser (Sungarden Investment Research)

With the U.S. Presidential election concluded, many changes have been firmly set into motion. It is the Sub-Adviser’s belief that the bond bull market of over 35 years appears to be finally ending, with interest rates poised to move higher across many parts of the fixed income spectrum, from Treasuries to Corporates, Municipals to High Yield. Meanwhile, the stock market is trying to predict winners and losers from expected future isolationist policies in the U.S. and other parts of the world. The Sub-Adviser feels that this noticeably spells out more volatility, as market participants sort out their suspicions and later, the reality of what is to come. Conservative strategies, as measured by the Dow Jones Moderately Conservative Portfolio Index, gained 1.6 percent over the two-month period ended October 31, 2016.

The Fund is an income-oriented portfolio, driven primarily by equity dividends but without “reaching” for yield. A secondary goal of the strategy is to exhibit lower volatility than the broad stock market. The Sub-Adviser’s investment process consists of investing in large capitalization common stocks and American Depositary Receipts (ADRs) that offer above-average dividend yields, while hedging the portfolio using securities such as inverse exchange traded funds (ETFs), which aim to deliver performance opposite a major stock index (e.g., S&P 500); put options on indexes and ETFs; and cash.

The Sub-Adviser notes that the Fund was negatively impacted by the return of the REIT sector and by price weakness in two of the fund’s core telecommunications holdings, Verizon Communications, Inc. (VZ) (holding percentage*: 3.43 percent) and AT&T, Inc. (T) (holding percentage*: 3.53 percent), which declined 7.45% and 9.61% respectively. REITs and Telecoms are a core holding for many dividend-oriented managers, and while the Fund’s allocation to these sectors was moderate during the period, they did detract from performance.

During a two-month period in which many core dividend stocks did not help performance, the Fund’s ability to identify and invest in stocks outside of those sectors (e.g. “non-traditional” dividend stocks) contributed strongly to the upside. Top contributors during the quarter included a pair of technology stocks, Qualcomm, Inc. (Q) (holding percentage*: 3.87) percent and Western Digital (WDC) (holding percentage*: 2.66 percent); two casino gaming businesses, Las Vegas Sands (LVS) (holding percentage*: 2.83 percent and International Game Technology PLC (IGT) (holding percentage*: 0.05 percent); and a theme park operator, Six Flags Entertainment (SIX) (holding percentage*: 2.07 percent).

The Sub-Adviser spent the first two months of its existence gradually building positions in its “core” holdings, while using most of the remaining Fund assets to position for the environment described above. Core holdings are the stocks that the Fund expects to hold for the longest period of time, hopefully for years. They are businesses the Sub-Adviser believes have sustainable competitive advantages and whose financial condition will support their above-average dividend payments well into the future.

In addition to these core holdings, the Sub-Adviser took advantage of a low-volatility market environment to purchase positions in a variety of put and call options. Most of these are “defensive” in nature, such as the purchase of put options, in which the Fund spends a modest amount of capital to try to protect the portfolio from a large decline in the broad equity market, one of its component sectors, or individual stocks. A key theme in this early positioning is the focus the Sub-Adviser has taken on attempting to benefit from a rise in interest rates. There are many ways to accomplish this, including put purchases on ETFs representing the various segments of the bond market, as well as equity sectors that are considered interest rate sensitive. These include REITs, Utilities, Telecommunications and Energy stocks.

The Sub-Adviser has also made modest use of call options to minimize capital outlay to pursue profits in certain market segments or individual companies. This is a strategy that is employed when the Sub-Adviser believes that reward potential in a specific security is high, but risk is as well. The purchase of a call or put option limits loss to the amount of money invested in that option, which is a small fraction of the value of securities that option controls. This is one of many risk-management measures the Sub-Adviser employs.

The bottom-line for investors in the Fund is that the Sub-Adviser believes that current market conditions play right into the hands of flexible, market-agnostic investors. Furthermore, they believe that 2017 will usher in an era in which long-short, dividend-focused investing will be increasingly recognized for its value.

*	Holdings percentage(s) as of 10/31/2016.

SCHEDULE OF INVESTMENTS
Dunham Alternative Dividend Fund
October 31, 2016

Security	Shares	Value
COMMON STOCK - 73.3%
AUTO MANUFACTURERS - 1.8%
General Motors Co.	14,100	$445,560

CHEMICALS - 6.5%
Agrium, Inc.	10,100	927,382
CF Industries Holdings, Inc.	26,800	643,468
		1,570,850
COMMERCIAL SERVICES - 1.6%
Macquarie Infrastructure Corp.	4,700	384,507

COMPUTERS - 4.9%
Apple, Inc.	4,900	556,346
Western Digital Corp.	10,900	636,996
		1,193,342
ELECTRIC - 3.6%
Entergy Corp.	12,000	884,160

ELECTRICAL COMPONENTS & EQUIPMENT - 3.8%
Emerson Electric Co.	18,300	927,444

ELECTRONICS - 1.7%
Garmin Ltd	8,800	425,568

ENTERTAINMENT - 5.6%
Regal Entertainment Group	40,200	864,702
Six Flags Entertainment Corp.	8,900	495,285
		1,359,987
LEISURE - 1.6%
Royal Caribbean Cruises Ltd.	5,000	384,350

LODGING - 2.8%
Las Vegas Sands Corp.	11,700	677,196

MINING - 1.7%
BHP Billiton Ltd. - ADR	12,000	420,240

MISCELLANEOUS MANUFACTURING - 3.7%
General Electric Co.	30,700	893,370

OIL & GAS - 6.1%
BP PLC - ADR	11,600	412,380
Royal Dutch Shell PLC - ADR	8,000	418,480
Phillips 66	2,000	162,300
Valero Energy Corp.	8,300	491,692
		1,484,852
PHARMACEUTICALS - 3.9%
GlaxoSmithKline PLC	23,700	948,237

REITS - 7.6%
EPR Properties	6,000	436,320
Host Hotels & Resorts, Inc.	58,800	910,224
Omega Healthcare Investors, Inc.	15,500	493,365
		1,839,909
SAVINGS & LOANS - 3.9%
People’s United Financial, Inc.	59,000	958,160

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Alternative Dividend Fund (Continued)
October 31, 2016

Security	Shares		Value
SEMICONDUCTORS - 3.8%
QUALCOMM, Inc.	13,500		$927,720

TELECOMMUNICATIONS - 8.7%
AT&T, Inc.	23,000		846,170
CenturyLink, Inc.	17,000		451,860
Verizon Communications, Inc.	17,100		822,510
			2,120,540

TOTAL COMMON STOCK (Cost - $18,119,008)			17,845,992

EXCHANGE TRADED FUNDS - 8.4%
EQUITY FUNDS - 8.4%
Global SuperDividend US ETF	39,232		941,568
JPMorgan Alerian MLP Index ETN	29,400		886,116
VanEck Vectors Steel ETF	7,000		232,680
TOTAL EQUITY FUNDS			2,060,364

TOTAL EXCHANGE TRADED FUNDS (Cost - $2,109,829)			2,060,364

		Contracts**	Value
PURCHASED CALL OPTIONS * - 0.2%
American Tower Corp., Expiration November 2016, Exercise Price $116		35	9,275
Bristol-Myers Squibb Co., Expiration January 2017, Exercise Price $52.50		40	6,960
Bristol-Myers Squibb Co., Expiration March 2017, Exercise Price $52.50		40	11,000
Bristol-Myers Squibb Co., Expiration January 2017, Exercise Price $55		40	3,800
Bristol-Myers Squibb Co., Expiration March 2017, Exercise Price $55		40	7,120
iShares Gold Trust, Expiration January 2017, Exercise Price $30		40	3,600
iShares Gold Trust, Expiration April 2017, Exercise Price $30		40	6,300
Johnson Controls International, Expiration January 2017, Exercise Price $48		50	2,900
Medifirst Solutions, Inc., Expiration February 2017, Exercise Price $62.50		75	10,800
TOTAL PURCHASED CALL OPTIONS (Cost - $76,896)			61,755

		Contracts**	Value
PURCHASED PUT OPTIONS * - 2.8%
iShares Dow Jones US Real Estate, Expiration January 2017, Exercise Price $75		35	9,240
iShares Dow Jones US Real Estate, Expiration March 2017, Exercise Price $75		60	18,600
iShares Dow Jones US Real Estate, Expiration January 2017, Exercise Price $77		35	12,040
iShares Dow Jones US Real Estate, Expiration January 2017, Exercise Price $81		36	22,500
iShares IBoxx Invest Grade Corp Bond Fund, Expiration March 2017, Exercise Price $120		75	15,563
iShares IBoxx Invest Grade Corp Bond Fund, Expiration December 2016, Exercise Price $121		30	3,975
S&P 500 Index, Expiration December 2017, Exercise Price $1,900		11	99,275
S&P 500 Index, Expiration December 2016, Exercise Price $2,100		15	57,375
S&P 500 Index, Expiration January 2017, Exercise Price $2,100		18	92,790
S&P 500 Index, Expiration March 2017, Exercise Price $2,100		4	29,800
S&P 500 Index, Expiration November 2016, Exercise Price $2,150		7	30,555
S&P 500 Index, Expiration June 2017, Exercise Price $2,150		7	73,395
S&P 500 Index, Expiration January 2017, Exercise Price $2,175		4	33,200
S&P 500 Index, Expiration March 2017, Exercise Price $2,175		10	105,450
AT&T, Inc., Expiration December 2016, Exercise Price $38		30	4,560
AT&T, Inc., Expiration January 2017, Exercise Price $38		30	6,600
iShares Barclays 20+ Year Treasury Bond Fund, Expiration March 2017, Exercise Price $130		75	32,700
iShares Barclays 20+ Year Treasury Bond Fund, Expiration January 2017, Exercise Price $135		7	4,165
Verizon Communications, Inc., Expiration January 2017, Exercise Price $49		25	5,475
Verizon Communications, Inc., Expiration December 2016, Exercise Price $50		25	5,475
SPDR Utilities ETF, Expiration January 2017, Exercise Price $47		50	4,050
SPDR Utilities ETF, Expiration January 2017, Exercise Price $49		60	8,880
TOTAL PURCHASED PUT OPTIONS (Cost - $705,858)			675,663

TOTAL OPTIONS PURCHASED (Cost - $782,754)			737,418

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Alternative Dividend Fund (Continued)
October 31, 2016

		Interest
Security	Shares	Rate	Value
SHORT-TERM INVESTMENT - 13.7%
MONEY MARKET FUND - 13.7%
STIT-Treasury Portfolio	3,326,409	0.23%+	$3,326,409
TOTAL SHORT-TERM INVESTMENT (Cost - $3,326,409)

TOTAL INVESTMENTS - 98.4% (Cost - $24,338,000)			$23,970,183
OTHER ASSETS LESS LIABILITIES - 1.6%			381,354
NET ASSETS - 100.0%			$24,351,537

*	Non-Income producing security.

**	Each Purchased Put Option and Call Option contract allows the Fund to sell/buy 100 shares of the underlying security at the exercise price.

+	Variable rate security. Interest rate is as of October 31, 2016.

ADR- American Depositary Receipt.

PLC - Public Limited Company

REITS - Real Estate Investment Trusts

ETF - Exchange Traded Fund

ETN - Exchange Traded Notes

Portfolio Composition * - (Unaudited)
Consumer, Cyclical	12.0%	Basic Materials	8.3%
Financial	11.7%	Energy	6.2%
Industrial	9.4%	Consumer, Non-cyclical	5.6%
Communications	8.8%	Utilities	3.7%
Technology	8.8%	Purchased Options	3.1%
Exchange Traded Funds	8.6%	Short-Term Investment	13.8%
		Total	100.0%

*	Based on total value of investments as of October 31, 2016.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Large Cap Value Fund
Message from the Sub-Adviser (Rothschild Asset Management, Inc.)

After two consecutive fiscal quarters of significant positive returns, large cap value stocks, as measured by the Russell 1000 Value Index, slumped 1.0 percent in the most recent fiscal quarter, to end the fiscal year up 6.3 percent. Many themes that prevailed earlier in the fiscal year appeared to reverse, while some persisted. This was most noticeable in the sector performance, as energy was one of the few positive performing sectors in the most recent fiscal quarter, after lagging most other sectors in the previous fiscal quarter. Energy prices and concerns were consistently making headlines, and the Fed’s view on “when” to raise interest rates led to sizeable moves in valuations for both fixed income securities as well as dividend-paying stocks. The latter included not only the financial services sector, but also impacted dividend-paying stocks in the utilities and telecommunications sectors.

Energy was the second largest sector in the large value space, but was also one of the worst performing sectors during the fiscal year. The Sub-Adviser reduced its relative underweight to the sector towards the end of the fiscal year, as the diverging performance of the sector produced some opportunities. The Fund continued to hold energy-related stocks such as ConocoPhillips (COP) (holding percentage*: 2.20 percent), Exxon Mobil Corp. (XOM) (holding percentage*: 4.33 percent), and EOG Resources Inc. (EOG) (holding percentage*: 2.18 percent). All three of these companies are engaged in the exploration, development, production and marketing of crude oil and natural gas. After COP declined 13.6 percent in the previous fiscal quarter, it responded as one of the strongest performers in the most recent fiscal quarter, increasing 7.1 percent. This most recent fiscal quarter’s increase was not enough to bring its performance for the fiscal year into positive territory, as it ended the 12-month period down 16.5 percent. EOG also experienced a significant increase during the most recent fiscal quarter, increasing 10.9 percent, which was enough to push the stock’s performance into the black for the fiscal year, ending up 6.2 percent. Conversely, XOM declined 5.5 percent during the most recent fiscal quarter, but its strong performance earlier in the fiscal year was enough to offset the poor recent performance and XOM finished the most recent 12-month period up 4.3 percent.

For most of the fiscal year, the utilities sector’s fluctuations coincided with speculation on the timing of interest rates increases. The Sub-Adviser maintained the underweight to the sector that it had established in the first half of the fiscal year. Many utilities stocks faced headwinds as interest rates precipitously rose from the recent lows achieved in July. The Fund continued to hold Edison International (EIX) (holding percentage*: 1.70 percent), a global electrical power developer and operator. During the most recent fiscal quarter, EIX fell 4.4 percent, after surging 21.2 percent in the previous two fiscal quarters. The most recent fiscal quarter’s decline brought EIX’s performance for the fiscal year to 24.8 percent. The Sub-Adviser continued to favor media and telecommunications stocks, maintaining a substantial overweight to the sector. Within the telecommunications sector, AT&T Inc (T) (holding percentage*: 3.21 percent), plummeted 13.9 percent. This most recent fiscal quarter’s decline followed a massive increase of 34.0 percent across the previous three fiscal quarters, resulting in a 15.4 percent return for the fiscal year. Within the media industry, CBS Corp (CBS) (holding percentage*: 1.15 percent) offset its previous fiscal quarter’s decline of 6.3 percent when it increased 8.8 percent in the most recent fiscal quarter, ending the 12-month period up 23.2 percent.

The financial services sector shifted from being a top-performing sector to a bottom-performing sector throughout the fiscal year. It was the leading performer during the most recent fiscal quarter. The Sub-Adviser has generally sought to underweight the Fund’s exposure to the sector, as the low interest rate environment has provided a bleak backdrop for improvement in the short-term. Given that financial services is the largest sector within the large cap value space, the Sub-Adviser has focused on holdings such as The Allstate Corp. (ALL) (holding percentage*: 1.35 percent), a property and casualty insurer. During the fiscal year, ALL increased 11.9 percent, outperforming the sector as a whole. Other financial services holdings included the global credit card companies American Express Co. (AXP) (holding percentage*: 1.02 percent) and Discover Financial Services (DFS) (holding percentage*: 1.36 percent). During the fiscal year, AXP decreased 7.6 percent, while DFS rose 2.3 percent.

The Sub-Adviser continues to emphasize that it is cautious to avoid overreacting to short-term divergences in the markets, especially when speculation may result in significant price changes. The Sub-Adviser’s combination of fundamental analysis with quantitative tools that drive its stock selection to potentially identify stocks that it believes will prevail in a prolonged low-to-moderate growth environment.

*	Holdings percentage(s) as of 10/31/2016.

Growth of $100,000 Investment

Total Returns as of October 31, 2016

		Annualized	Annualized	Annualized	Annualized Since Inception
	One	Three	Five Years	Ten Years	(12/10/04)
	Year	Years
Class N	1.73%	5.14%	10.14%	4.49%	5.53%
Class C	0.66%	4.08%	9.02%	3.44%	4.48%
Class A with load of 5.75%	(4.39)%	2.78%	8.56%	N/A	3.26%*
Class A without load	1.43%	4.84%	9.85%	N/A	3.88%*
Russell 1000 Value Index	6.37%	7.59%	13.31%	5.35%	6.70%
Morningstar Large Cap Value Category	3.61%	5.65%	11.17%	4.52%	5.64%

*	Class A commenced operations on January 3, 2007.

The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.25% for Class N, 2.25% for Class C and 1.50% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund
October 31, 2016

Security	Shares	Value
COMMON STOCK -99.3%
AEROSPACE/DEFENSE - 2.8%
Northrop Grumman Corp.	4,915	$1,125,535
Raytheon Co.	3,196	436,606
		1,562,141
AIRLINES - 1.2%
Delta Air Lines, Inc.	16,759	700,023

APPAREL - 0.8%
Sketchers U.S.A., Inc. * ^	21,919	460,957

AUTO PARTS & EQUIPMENT - 0.6%
Lear Corp.	2,809	344,889

BANKS - 11.8%
Bank of America Corp.	95,214	1,571,031
JPMorgan Chase & Co. ^	27,614	1,912,546
M&T Bank Corp. ^	5,454	669,369
State Street Corp.	9,945	698,238
SunTrust Banks, Inc.	21,102	954,443
Wells Fargo & Co.	17,986	827,536
		6,633,163
BEVERAGES - 1.7%
PepsiCo, Inc.	8,750	938,000

BIOTECHNOLOGY - 1.7%
Amgen, Inc.	3,201	451,853
Gilead Sciences, Inc.	7,064	520,122
		971,975
CHEMICALS - 2.9%
Dow Chemical Co.	17,633	948,832
LyondellBasell Industries NV - Class A	8,291	659,549
		1,608,381
COMPUTERS - 3.0%
Amdocs Ltd.	9,586	560,302
Apple, Inc.	3,708	421,006
Hewlett Packard Enterprise Co.	30,873	693,716
		1,675,024
COSMETICS / PERSONAL CARE - 2.1%
Procter & Gamble Co.	13,540	1,175,272

DIVERSIFIED FINANCIAL SERVICES - 3.3%
American Express Co.	8,666	575,596
Ameriprise Financial, Inc.	5,982	528,749
Discover Financial Services	13,594	765,750
		1,870,095
ELECTRIC - 6.2%
American Electric Power Co., Inc.	16,662	1,080,364
DTE Energy Co.	7,877	756,271
Edison International	13,019	956,636
Public Service Enterprise Group, Inc. ^	17,254	726,048
		3,519,319
ENGINEERING & CONSTRUCTION - 1.3%
Fluor Corp. ^	14,330	745,017

ENVIRONMENTAL CONTROL - 1.7%
Waste Management, Inc. ^	14,297	938,741

FOOD - 2.4%
Kroger Co. ^	16,831	521,424
Tyson Foods, Inc.	11,952	846,799
		1,368,223
FOREST PRODUCTS & PAPER - 1.2%
International Paper Co. ^	14,968	674,009
Security	Shares	Value
HAND / MACHINE TOOLS - 1.3%
Stanley Black & Decker, Inc.	6,481	$737,797

HEALTHCARE-PRODUCTS - 3.9%
Becton Dickinson and Co. ^	3,303	554,607
Danaher Corp. ^	7,007	550,400
Medtronic PLC	13,579	1,113,750
		2,218,757
HEALTHCARE-SERVICES - 1.4%
UnitedHealth Group, Inc.	5,671	801,482

HOME BUILDERS - 1.2%
PulteGroup, Inc. ^	37,654	700,364

INSURANCE - 6.3%
Allstate Corp.	11,209	761,091
American International Group, Inc. ^	11,936	736,451
Berkshire Hathaway, Inc. *	2,404	346,897
Chubb Ltd.	8,072	1,025,144
MetLife, Inc.	13,995	657,205
		3,526,788
MEDIA - 3.4%
CBS Corp.	11,401	645,525
Comcast Corp. - Class A	11,912	736,400
Time Warner, Inc.	5,682	505,641
		1,887,566
MISCELLANEOUS MANUFACTURING - 1.4%
General Electric Co.	26,641	775,253

OIL & GAS - 13.1%
Antero Resources Corp. ^*	24,972	661,009
Chevron Corp. ^	13,416	1,405,326
ConocoPhillips ^	28,501	1,238,368
EOG Resources, Inc. ^	13,541	1,224,377
Exxon Mobil Corp. ^	29,263	2,438,193
Valero Energy Corp.	7,124	422,026
		7,389,299
PHARMACEUTICALS - 6.6%
Johnson & Johnson	7,220	837,448
Merck & Co., Inc. ^	10,036	589,314
Pfizer, Inc.	56,581	1,794,184
VCA, Inc. *	8,514	523,270
		3,744,216
REITS - 2.0%
Boston Properties, Inc. ^	4,533	546,136
Equity LifeStyle Properties, Inc.	7,646	579,873
		1,126,009
RETAIL - 2.1%
Home Depot, Inc.	5,119	624,569
PVH Corp.	5,121	547,845
		1,172,414
SEMICONDUCTORS - 3.6%
Intel Corp. ^	37,131	1,294,758
Qualcomm, Inc.	11,134	765,129
		2,059,887
SOFTWARE - 1.1%
Microsoft Corp.	10,354	620,412

TELECOMMUNICATIONS - 7.2%
AT&T, Inc. ^	49,060	1,804,917
Cisco Systems, Inc.	39,439	1,209,989
Verizon Communications	22,067	1,061,423
		4,076,329

TOTAL COMMON STOCK (Cost - $49,502,641)		56,021,802

See accompanying notes to Financial Statements.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund (Continued)
October 31, 2016

Security	Shares	Value
SHORT - TERM INVESTMENT - 0.9%
MONEY MARKET FUND - 0.9%
STIT-STIC Prime Portfolio - 0.25% +	503,004	503,004
(Cost - $503,004)

COLLATERAL FOR SECURITIES LOANED - 33.6%
Mount Vernon Prime Portfolio 0.67% +	18,963,231	18,963,231
(Cost - 18,963,231)
Security	Value

TOTAL INVESTMENTS - 133.8% (Cost - $68,968,876)	$75,488,037
LIABILITIES IN EXCESS OF OTHER ASSETS - (33.8)%	(19,068,467)
NET ASSETS - 100.0%	$56,419,570

^	All or a portion of these securities are on loan. Total loaned securities had a value of $18,573,447 at October 31, 2016.

*	Non-income producing security.

+	Variable rate security. Interest rate is as of October 31, 2016.

Portfolio Composition * - (Unaudited)

Collateral for Securities Loaned	25.1%	Technology	5.8%
Financial	17.4%	Utilities	4.7%
Consumer, Non-Cyclical	14.8%	Consumer, Cyclical	4.5%
Energy	9.8%	Basic Materials	3.0%
Communications	7.9%	Funds	0.7%
Industrial	6.3%	Total	100.0%

*	Based on total value of investments as of October 31, 2016.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to Financial Statements.

Dunham Focused Large Cap Growth Fund
Message from the Sub-Adviser (The Ithaka Group, LLC)

Over the most recent fiscal year, the backdrop for the financial markets was highlighted by the possibility of rising interest rates in the U.S., attempts to reign in global oil production levels, uncertainty over the U.S. presidential election, and possible consequences from the Brexit. Large cap growth stocks, as measured by the Russell 1000 Growth Index, had a moderate fiscal year with a return of 2.3 percent. The most recent performance lagged behind other broader equity indexes, such as the S&P 500 Index, which returned 4.5 percent.

The Sub-Adviser strives to own companies with robust business models and balance sheets that it believes are built to withstand difficult economic environments. With few expectations, each of the companies in the current portfolio historically exhibited strong fundamentals during the 2008/2009 downturn. Those few that did not have since then significantly strengthened their balance sheets. The Sub-Adviser believes that the companies in the Fund have a low risk of poor fundamental performance in an economic downturn, and a low risk of underperforming the market over the course of a business cycle.

The most damaging quarter to absolute value for the Fund was the first quarter of the most recent fiscal year. The Sub-Adviser attributes this difficult quarter to certain macroeconomic factors, such as data concerning China’s market health and the U.S. Federal Reserve voting to raise interest rates. The Sub-Adviser also believes that low oil prices and members of the Organization of Petroleum Exporting Countries (OPEC) refusal to reduce oil production also added to market turbulence during the first fiscal quarter of the year. One holding that detracted from performance during this period of volatility was Amazon.com (AMZN) (Holding Percentage*: 5.61 percent), an online retailer that offers a wide range of products, personalized shopping services, web-based credit card payment and direct shipping to customers. From the beginning of the fiscal year through January 31, 2016 AMZN declined 6.2 percent. The Sub-Adviser believed that this decline was not reflective of the fundamentals of the company. The Fund was rewarded for its conviction as AMZN increased 26.2 percent over the fiscal year.

A weak performer in the Fund was Starbucks Corp. (SBUX) (Holding Percentage*: 3.73 percent), which is a premier roaster, marketer, and retailer of specialty coffee in the world. The Sub-Adviser thinks the recent underperformance can be attributed to not meeting investors’ unrealistic expectations during a slowdown in growth, after a year of massive buildup. Over the fiscal year Starbucks Corp declined 14.0 percent. Another weak performer in the Fund was Illumina, Inc. (ILMN) (Holding Percentage*: 2.18 percent), which declined by 5.0 percent over the fiscal year. The company develops, manufactures, and sells systems for the analysis of genetic variation and biological function. The Sub-Adviser attributes part of the decline to a transitioning of the company’s business model. The sales focus changed from being an equipment provider to centering on consumables products, and the it has taken time for the adjustment to get up to full speed. The Sub-Adviser also attributes the fiscal year’s decrease to missing sales numbers and giving weak guidance, but sees the holding as a long-term positive contributor.

Another positive contributor to the Fund was Paypal Holdings Inc. (PYPL) (Holding Percentage*: 2.27 percent), which operates as a technology platform company that enables digital and mobile payments on behalf of customers and merchants worldwide. Over the fiscal year, Paypal Holdings Inc. increased 15.7 percent. A large detractor from the Fund was Walt Disney Co. (DIS) (Holding Percentage*: 2.30 percent), an entertainment company that conducts operations in media networks, studio entertainment, theme parks and resorts, consumer products, and interactive media. The company produces motion pictures, television programs, and musical recordings, as well as books and magazines. The Sub-Adviser believes a reduction in viewers of the company’s ESPN business due to competitors new offerings has caused the holding to decline in price. Walt Disney Co. declined 17.4 percent over the fiscal year.

During the most recent fiscal year, two strong holdings within the Fund were Splunk Inc.(SPLK) (Holding Percentage*: 1.91 percent), which develops web based application software that collects and analyzes machine data generated by websites, applications, servers, networks and mobile devices, and Facebook, Inc. (FB) (Holding percentage*: 8.12 percent), which operates a social networking website. Splunk Inc. increased 7.2 percent during the fiscal year. Facebook, Inc. gained 28.5 percent over the same time period. The Sub-Adviser believes that Facebook, Inc.’s strong performance came from increased members and revenue from the company’s website, larger monetization of their Instagram application, and a heightened focus on the development of the Oculus Rift product.

The Sub-Adviser claims no expertise in economic or market predictions, and top-down analysis plays no part in their approach to investing. The Sub-Adviser does not try to “guess” where the market is heading in the next quarter or year and therefore chooses to stay fully invested at all times in what it believes are high-quality growth companies. The Sub-Adviser uses a fundamentals-driven, bottom –up process to identify and own companies that may outperform over the long-term. The Sub-Adviser continues to believe that all of the companies in the Fund are well-positioned to outperform over the economic cycle due to the strength of the long-term secular trends underpinning them, coupled with the Sub-Advisers unique abilities to take advantage of these trends.

*	Holdings percentage(s) as of 10/31/2016.

Growth of $100,000 Investment

Total Returns as of October 31, 2016

		Annualized	Annualized Since
	One	Three	Inception
	Year	Years	(12/8/11)
Class N	(5.66)%	4.98%	10.38%
Class C	(6.56)%	3.97%	9.31%
Class A with load of 5.75%	(11.23)%	2.67%	8.79%
Class A without load	(5.84)%	4.72%	10.12%
Russell 1000 Growth Index	2.28%	9.35%	14.25%
Morningstar Large Cap Growth Category	(0.08)%	6.86%	12.47%

The Russell 1000 Growth Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Growth Category Index is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.34% for Class N, 2.34% for Class C and 1.59% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our websitewww.dunham.com

SCHEDULE OF INVESTMENTS
Dunham Focused Large Cap Growth Fund
October 31, 2016

Security	Shares	Value
COMMON STOCK - 99.3%
AEROSPACE/DEFENSE - 3.0%
TransDigm Group, Inc. * ^	7,300	$1,988,958

APPAREL - 3.7%
NIKE, Inc. ^	15,781	791,891
Under Armour, Inc. - Class A * ^	28,269	879,166
Under Armour, Inc. - Class C *	28,468	736,182
		2,407,239
BIOTECHNOLOGY - 14.9%
Alexion Pharmaceuticals, Inc. *	12,131	1,583,096
Biogen Idec, Inc. *	2,389	669,350
BioMarin Pharmaceutical, Inc. *	9,189	739,898
Celgene Corp. *	22,918	2,341,761
Illumina, Inc. *	10,555	1,436,957
Incyte Corp. *	11,463	996,937
Regeneron Pharmaceuticals, Inc. *	5,846	2,016,987
		9,784,986
COMMERCIAL SERVICES - 2.3%
PayPal Holdings, Inc. *	35,850	1,493,511

DIVERSIFIED FINANCIAL SERVICES - 10.5%
MasterCard, Inc.	28,727	3,074,364
Visa, Inc. - Class A ^	46,641	3,848,349
		6,922,713
HEALTHCARE PRODUCTS - 2.7%
Edwards Lifesciences Corp. *	18,541	1,765,474

INTERNET - 25.0%
Alphabet, Inc. *	4,178	3,277,808
Amazon.com, Inc. *	4,672	3,690,039
Facebook, Inc. - Class A *	40,802	5,344,654
Priceline Group, Inc. * ^	1,971	2,905,707
Splunk, Inc. * ^	20,888	1,257,249
		16,475,457
MACHINERY-DIVERSIFIED - 2.0%
The Middleby Corp. * ^	12,053	1,351,262

MEDIA - 2.3%
Walt Disney Co.	16,334	1,513,998
Security	Shares	Value
PHARMACEUTICALS - 1.3%
DexCom, Inc.	11,396	$891,623

RETAIL - 15.9%
Domino’s Pizza Inc. ^	6,023	1,019,333
Home Depot, Inc.	9,625	1,174,346
O’Reilly Automotive, Inc. * ^	2,303	609,005
Starbucks Corp.	46,286	2,456,398
TJX Cos. Inc. ^	21,206	1,563,943
Ulta Salon, Cosmetics & Fragrances *	14,939	3,635,256
		10,458,281
SOFTWARE - 12.7%
Adobe Systems, Inc.*	20,785	2,234,595
Salesforce.com, Inc. *	47,054	3,536,579
Ultimate Software Group, Inc. *	6,613	1,395,277
Workday, Inc. - Class A * ^	13,729	1,190,030
		8,356,481
TELECOMMUNICATIONS - 3.0%
Palo Alto Networks, Inc. *	12,784	1,966,563

TOTAL COMMON STOCK (Cost - $51,922,015)		65,376,546

SHORT-TERM INVESTMENT - 0.6%
MONEY MARKET FUND - 0.6%
First American Institutional Prime Obligations Fund 0.27% + (Cost - $419,879)		419,879

COLLATERAL FOR SECURITIES LOANED - 23.0%
Mount Vernon Prime Portfolio 0.67% + (Cost - $15,156,286)		15,156,286

TOTAL INVESTMENTS - 122.9% (Cost - $67,498,180)		$80,952,711
LIABILITIES LESS OTHER ASSETS - (22.9%)		(15,102,675)
NET ASSETS - 100.0%		$65,850,036

^	All or a portion of these securities are on loan. Total loaned securities had a value of $14,852,759 at October 31, 2016.

*	Non-Income producing security.

ADR - American Depositary Receipt.

+	Variable rate security. Interest rate is as of October 31, 2016.

Portfolio Composition * - (Unaudited)

Communications	23.1%	Technology	11.9%
Collateral For Securities Loaned	18.7%	Financial	8.6%
Consumer, Non-Cyclical	17.2%	Industrial	4.1%
Consumer, Cyclical	15.9%	Short-Term Investments	0.5%
		Total	100.0%

*	Based on total value of investments as of October 31, 2016.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham International Stock Fund

Message from the Sub-Adviser (Arrowstreet Capital, L.P.)

International equity markets, as measured by the MSCI All Country World ex USA Index (Net) (referred to as the “Index”), added 0.22 percent during the year ending October 31, 2016 (the “fiscal year”).

The best performing developed market countries as measured by the Index during the fiscal year were New Zealand, up 28.53 percent, and Australia, up 12.55 percent. The worst performing developed market countries were Italy, down 23.15 percent, and Israel, down 19.81 percent. The best performing emerging market countries during the fiscal year as measured by the Index were Brazil, up 70.69 percent and Hungary, up 42.88 percent. The worst performing emerging market countries were Greece, down 42.06 percent, and Poland, down 11.82 percent.

The Sub-Adviser’s investment process is best characterized as a dynamic process that uses quantitative models to evaluate securities to exploit opportunities across companies, sectors, and countries while seeking to avoid long-term systematic biases toward any particular country, sector, style, or market capitalization. These stock selection models are designed to understand what information is likely to impact stock prices with a predictable and measurable lag that allows time to invest and profit. The models obtain the information to forecast individual stock returns by evaluating a stock’s potential on the basis of (1) direct effects - characteristics of the company itself; and (2) indirect effects - characteristics of other companies that are related by virtue of a common country and sector affiliation (called country/sector baskets); a common country affiliation; and a common global sector affiliation, and/or other common linkages. Over any time period, the strategy’s performance relative to the Index is driven by allocations to country/sector baskets, stock selection, and the effects of currency exposures differing from those of the Index.

Countries contributing most to returns relative to the Index during the fiscal year were: Brazil, primarily due to overweights to the energy and utilities sectors; and France, primarily due to underweights to the financials and health care sectors. Countries contributing most to underperformance relative to the Index included: Australia, primarily due to underweights to the financials and materials sectors; and the United Kingdom, primarily due to underweights to the energy and health care sectors.

Sectors contributing most to returns relative to the Index during the fiscal year included: the health care sector, primarily due to overweights in Canada and underweights in Switzerland, Germany, and France; the energy sector, primarily due to overweights in Russia and Brazil; and the consumer staples sector, primarily due to overweights in Belgium, Sweden, and Portugal. The sectors contributing the most to underperformance relative to the Index was the materials sector, primarily due to underweights in Australia and overweights in South Korea and Denmark; and the utilities sector, primarily due to overweights in Italy and South Korea.

The stocks contributing most to returns relative to the Index during the fiscal year included: Oil Company Lukoil Pjsc (holding percentage*: 0.99 percent), a Russian energy company; Teck Resources Limited Class B (holding percentage*: 0.70 percent), a Canadian materials company; and Swedish Match Ab (holding percentage*: 0.70 percent), a Swedish consumer staples company. Stocks contributing most to underperformance relative to the Index included: Royal Dutch Shell Plc Class A (holding percentage*: 0.58 percent), a United Kingdom energy company; HSBC Holdings Plc (holding percentage*: not held), a United Kingdom financials company; and Dai-Ichi Life Holdings, Inc. (holding percentage**: 0.03 percent), a Japanese financials company.

The foregoing Sub-Adviser Background and Insights from the Sub-Adviser are provided by Arrowstreet as of October 31, 2016 for informational purposes only and solely with respect to the portfolio of assets in the Fund managed by Arrowstreet. References to specific stocks, countries or sectors are shown for informational purposes only and are not intended as investment advice. Arrowstreet is not responsible for, and makes no representation with respect to, any other information or performance data set forth herein.

*	Holdings percentage(s) as of 10/31/2016.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns as of October 31, 2016

		Annualized	Annualized	Annualized	Annualized Since Inception
	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	0.06%	(0.82)%	5.14%	2.20%	4.34%
Class C	(0.95)%	(1.81)%	4.09%	1.18%	3.31%
Class A with load of 5.75%	(5.97)%	(3.01)%	3.64%	N/A	0.53%*
Class A without load	(0.28)%	(1.07)%	4.87%	N/A	1.13%*
MSCI All Country World ex US Index (net)	0.22%	(1.49)%	3.64%	1.61%	4.64%
Morningstar Foreign Large Cap Blend Category	(2.00)%	(1.19)%	4.71%	1.02%	3.85%

*	Class A commenced operations on January 3, 2007.

The MSCI All Country World ex US Index (net) is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes. Investors cannot invest directly in an index or benchmark.

The Morningstar Foreign Large Cap Blend Category is generally representative of mutual funds that primarily invest in non-U.S. stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is generally applicable where neither growth nor value characteristics dominate.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.04% for Class N, 3.04% for Class C and 2.29% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%.The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distribution. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund
October 31, 2016

Security	Shares	Value
COMMON STOCK - 96.5%
ADVERTISING - 0.9%
WPP PLC - ADR ^	2,900	$314,563
WPP PLC	24,372	527,850
		842,413
AEROSPACE / DEFENSE - 1.5%
Airbus Group SE - ADR	220	3,263
Airbus Group SE	6,970	413,294
BAE Systems PLC - ADR ^	12,494	331,091
Kawasaki Heavy Industries Ltd.	191,000	556,749
Rolls-Royce Holdings PLC - ADR ^	17,948	158,840
		1,463,237
AGRICULTURE - 2.4%
British American Tobacco PLC	4,850	277,264
British American Tobacco PLC - ADR ^	7,485	859,952
Imperial Brands PLC	6,138	296,155
Imperial Brands PLC - ADR	3,336	161,296
KT&G Corp.	502	49,512
Swedish Match AB	19,275	671,564
		2,315,743
AIRLINES - 0.2%
Deutsche Lufthansa AG	16,600	212,165
Turk Hava Yollari *	1	2
		212,167
APPAREL - 0.1%
Pou Chen Corp.	61,000	82,306

AUTO MANUFACTURERS - 1.0%
Hyundai Motor Co. - GDR	2,288	95,524
Mazda Motor Corp.	20,400	337,617
Porsche Automobil Holding SE - ADR	2,723	14,527
Renault SA	2,497	216,837
Volkswagen AG	2,234	333,477
		997,982
AUTO PARTS & EQUIPMENT - 0.5%
Continental AG	3,800	145,958
GKN PLC	95,089	369,891
		515,849
BANKS - 6.6%
Agricultural Bank of China Ltd.	411,000	172,911
Akbank TAS	1	1
Banco Bradesco SA - ADR	19,700	205,077
Banco do Brasil SA - ADR	19,000	174,990
Banco do Brasil SA	19,000	176,085
Banco Santander Brasil SA - ADR ^	36,010	294,562
Banco Santander Brasil SA	31,000	258,019
Bangkok Bank PCL	28,100	127,589
Bank Hapoalim BM	62,122	357,892
Bank Leumi Le-Israel BM *	54,789	206,485
Bank of China Ltd.	236,000	105,766
Bank of Communications Co. Ltd.	384,000	291,895
Barclays PLC - ADR	21,322	196,589
BNP Paribas SA	10,321	597,601
Commerzbank AG	19,043	129,504
Credicorp Ltd.	1,300	193,284
Credit Agricole SA	44,085	474,961
DNB ASA - ADR ^	800	116,400
Gentera SAB de CV	157,400	311,996
Itau Unibanco Holding SA - ADR	10,340	123,356
Itau Unibanco Holding SA	16,480	171,783
KBC Group NV *	7,729	470,503
Sberbank of Russia PJSC - ADR	42,585	404,558
Societe Generale SA	10,348	403,080
Turkiye Is Bankasi	81,167	131,698
Yapi ve Kredi Bankasi AS	129,421	154,825
		6,251,410
Security	Shares	Value
BEVERAGES - 2.7%
Anheuser-Busch InBev NV - ADR	3,759	$434,127
Anheuser-Busch InBev NV	2,817	322,850
Carlsberg A/S	2,072	186,391
Coca-Cola HBC AG	6,346	137,921
Diageo PLC - ADR ^	8,943	961,641
Heineken NV	6,541	538,010
		2,580,940
BUILDING MATERIALS - 2.6%
Asahi Glass Co. Ltd.	55,000	383,872
Cemex SAB de CV - ADR *	1	7
China Resources Cement Holdings Ltd.	272,000	109,843
Cie de Saint-Gobain	4,573	202,769
CRH PLC - ADR	7,700	248,710
Geberit AG	829	350,707
HeidelbergCement AG	3,171	299,547
James Hardie Industries PLC	10,581	157,537
LafargeHolcim Ltd.	5,477	292,339
Sika AG	74	355,912
Titan Cement Co SA	4,082	94,678
		2,495,921
CHEMICALS - 2.6%
Akzo Nobel NV	7,070	456,155
Covestro AG	7,604	449,653
Croda International PLC	826	35,234
Hitachi Chemical Co. Ltd.	5,400	125,977
IRPC PCL	1,816,300	247,915
Johnson Matthey PLC	1,793	74,549
K+S AG	5,344	108,062
LG Chem Ltd.	529	113,619
Mexichem SAB de CV	45,447	109,150
Mitsui Chemicals, Inc.	110,000	540,603
Novozymes A/S - ADR	6,260	231,401
		2,492,318
COAL - 0.8%
China Coal Energy Co. Ltd. *	767,000	434,260
Semirara Mining & Power Corp.	7,810	20,316
Yanzhou Coal Mining Co. Ltd.	364,000	269,601
		724,177
COMMERCIAL SERVICES - 2.6%
AerCap Holdings NV	7,709	316,917
Ashtead Group PLC	11,360	176,558
Edenred	6,784	156,784
Experian PLC	55,436	1,063,033
RELX NV	29,210	491,859
RELX PLC - ADR	14,800	268,472
		2,473,623
COMPUTERS - 2.6%
BlackBerry Ltd. * ^	52,600	370,830
Capgemini SA	877	72,528
Compal Electronics, Inc.	375,000	222,981
Computershare Ltd.	38,711	310,189
Foxconn Technology Co. Ltd.	74,740	216,657
Fujitsu Ltd.	62,000	366,978
Lenovo Group Ltd. - ADR	7,411	94,638
Lenovo Group Ltd.	646,000	413,854
Quanta Computer, Inc.	83,000	167,906
TDK Corp.	3,800	261,836
		2,498,397
COSMETICS / PERSONAL CARE - 2.7%
Kao Corp.	2,200	112,973
L’Oreal SA	2,925	523,301
L’Oreal SA - ADR	2,000	71,640
Svenska Cellulosa AB SCA	3,916	111,043
Svenska Cellulosa AB SCA - ADR	3,200	90,624
Unilever NV - Dutch Certificates	19,430	811,531
Unilever NV - NY Reg. Shares ^	4,609	192,748

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2016

Security	Shares	Value
COSMETICS / PERSONAL CARE (Continued)- 2.7%
Unilever PLC	4,648	$193,559
Unilever PLC - ADR	11,600	483,372
		2,590,791
DISTRIBUTION / WHOLESALE - 0.2%
Wolseley PLC - ADR	33,350	171,919

DIVERSIFIED FINANANCIAL SERVICES - 2.2%
BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	28,000	165,832
CITIC Securities Co. Ltd.	260,000	575,061
DGB Financial Group, Inc.	9,195	77,023
Hana Financial Group, Inc.	11,900	340,366
Huatai Securities Co. Ltd.	36,400	76,849
IGM Financial, Inc.	8,300	222,944
KB Financial Group, Inc. - ADR	2,900	107,242
Samsung Card Co. Ltd.	8,552	360,036
Worldpay Group PLC	51,103	177,155
		2,102,508
ELECTRIC - 2.0%
Centrais Eletricas Brasileiras SA - ADR *	9,100	78,897
CEZ AS	4,959	93,404
Cia Paranaense de Energia	3,000	22,364
E.ON SE	11,987	87,727
E.ON SE - ADR	21,400	157,611
Electricite de France SA	10,081	112,851
Enel SpA	106,437	456,963
Iberdrola SA	43,865	298,100
Iberdrola SA - ADR	1,777	48,370
Korea Electric Power Corp. - ADR	3,799	164,347
Korea Electric Power Corp. - ADR	12,167	265,362
Mercury NZ Ltd.	33,148	72,394
Uniper SE	1,198	15,923
		1,874,313
ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
Brother Industries Ltd.	10,100	184,948
Legrand A	2,937	165,697
LG Electronics, Inc.	2,499	104,177
Osram Licht AG	3,407	193,234
Schneider Electric SE	7,618	511,588
		1,159,644
ELECTRONICS - 2.8%
Alps Electric Co. Ltd.	2,400	57,453
Assa Abloy AB	4,504	81,950
Assa Abloy AB - ADR	15,300	138,312
AU Optronics Corp.	1,197,000	454,643
Hitachi High-Technologies Corp.	13,500	561,879
Hoya Corp.	8,400	349,765
Koninklijke Philips NV	2,529	76,097
LG Display Co. Ltd.	8,546	204,332
Murata Manufacturing Co. Ltd.	2,200	306,583
Nippon Electric Glass Co. Ltd.	43,000	233,441
Pegatron Corp.	40,000	107,711
Synnex Technology International Corp.	85,050	90,617
		2,662,783
ENGINEERING & CONSTRUCTION - 1.4%
ACS Actividades de Construccion y Servicios SA	5,020	153,338
Auckland International Airport Ltd.	42,795	201,631
Enka Insaat ve Sanayi AS	13,463	20,548
Grupo Aeroportuario del Pacifico SAB de CV	13,000	126,216
HOCHTIEF AG	3,125	426,107
LendLease Group	30,287	310,359
Promotora y Operadora de Infraestructura SAB de CV	5,639	63,219
		1,301,418
ENTERTAINMENT - 0.3%
Aristocrat Leisure Ltd.	25,172	293,170
Security	Shares	Value
FOOD - 6.1%
Ajinomoto Co., Inc.	3,300	$73,233
Associated British Foods PLC	2,400	73,416
Barry Callebaut AG	45	56,076
Carrefour SA	5,076	132,849
Chocoladefabriken Lindt & Sprungli AG	39	202,652
Cosan Ltd.	43,300	385,370
Jeronimo Martins SGPS SA	3,382	58,031
Kerry Group PLC	1,389	100,666
Koninklijke Ahold NV	4,266	97,188
Koninklijke Ahold NV - ADR	16,861	384,094
Marine Harvest ASA	13,519	245,644
MEIJI Holdings Co. Ltd.	2,000	199,072
METRO AG	2,522	75,438
Nestle SA	8,704	631,576
Nestle SA - ADR	16,865	1,225,158
Nisshin Seifun Group, Inc.	12,600	185,221
Nissin Foods Holdings Co. Ltd.	1,200	69,313
Orkla ASA	38,782	366,680
Pioneer Foods Group Ltd.	5,873	70,763
Seven & I Holdings Co. Ltd. - ADR	4,892	101,998
Tesco PLC - ADR	22,150	170,001
Toyo Suisan Kaisha Ltd.	4,800	194,068
Uni-President Enterprises Corp.	180,000	347,769
WH Group Ltd.	380,000	307,788
Wm Morrison Supermarkets PLC	29,595	81,719
		5,835,783
FOOD SERVICE - 0.3%
Compass Group PLC - ADR	17,272	313,660

FOREST PRODUCTS & PAPER - 1.1%
Mondi PLC	5,864	114,149
Nine Dragons Paper Holdings Ltd.	129,000	104,888
Sappi Ltd. *	30,854	171,696
Stora Enso OYJ	20,293	191,501
UPM-Kymmene OYJ	14,043	326,200
West Fraser Timber Co. Ltd.	2,800	95,934
		1,004,368
GAS - 1.0%
Gas Natural SDG SA	14,555	286,101
National Grid PLC - ADR	9,443	617,761
		903,862
HAND / MACHINE TOOLS - 0.7%
Finning International, Inc.	13,514	251,677
Sandvik AB	15,928	181,178
Schindler Holding AG	1,047	193,935
		626,790
HEALTHCARE - PRODUCTS - 0.4%
Smith & Nephew PLC - ADR	8,738	255,587
Terumo Corp.	2,100	81,045
		336,632
HEALTHCARE - SERVICES - 0.1%
Ramsay Health Care Ltd.	2,335	130,067

HOLDING COMPANIES-DIVERSIFIED - 0.0%
Haci Omer Sabanci Holdings AS	1	2

HOME FURNISHINGS - 0.6%
Arcelik AS	1	7
Electrolux AB - Series B	9,343	221,394
Panasonic Corp.	35,500	365,464
		586,865
HOUSEHOLD PRODUCTS - 0.7%
Reckitt Benckiser Group PLC	3,781	337,394
Reckitt Benckiser Group PLC - ADR	10,200	186,048
Societe BIC SA	978	135,371
		658,813

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2016

Security	Shares	Value
INSURANCE - 2.3%
Allianz SE	2,686	$418,704
AXA SA	15,564	350,664
Hannover Rueck SE	2,506	279,178
Industrial Alliance Insurance & Financial Services, Inc.	4,500	174,393
Manulife Financial Corp.	7,400	107,280
Manulife Financial Corp.	24,935	361,059
Muenchener Rueckversicherungs-Gesellschaft AG	1,340	259,806
Power Corp of Canada	12,900	276,913
		2,227,997
INTERNET - 1.3%
SEEK Ltd.	11,538	128,187
Tencent Holdings Ltd.	33,000	874,656
United Internet AG	5,428	222,855
		1,225,698
INVESTMENT COMPANIES - 0.1%
Melker Schorling AB	2,212	128,001

IRON / STEEL - 2.7%
ArcelorMittal	38,915	262,576
ArcelorMittal - NY Reg Shares ^	30,900	207,957
Eregli Demir ve Celik Fabrikalari TAS	36,196	49,179
Fortescue Metals Group Ltd.	57,925	243,170
JFE Holdings, Inc.	17,900	256,028
Kobe Steel Ltd.	92,700	763,424
POSCO	1,362	283,395
POSCO - ADR	4,101	213,047
Thyssenkrupp AG	11,589	268,521
Voestalpine AG	1,429	50,552
		2,597,849
LEISURE TIME - 0.7%
Carnival PLC - ADR ^	4,013	196,115
Flight Centre Travel Group Ltd.	8,510	218,723
TUI AG *	18,534	235,489
		650,327
LODGING - 0.2%
Crown Resorts Ltd.	17,942	148,379

MACHINERY CONSTRUCTION & MINING - 2.3%
ABB Ltd.	42,279	872,807
ABB Ltd. - ADR	9,160	189,154
Atlas Copco AB - A Shares	9,312	273,118
Atlas Copco AB - B Shares	3,574	93,465
Hitachi Ltd.	106,000	563,919
Hitachi Ltd. - ADR	2,293	122,515
Mitsubishi Electric Corp.	8,200	110,712
		2,225,690
MACHINERY - DIVERSIFIED - 0.5%
ANDRITZ AG	5,092	265,861
Kone OYJ	2,252	103,472
Metso OYJ	5,366	140,497
		509,830
MEDIA - 0.4%
ITV PLC	54,584	113,506
Thomson Reuters Corp.	2,300	90,713
Wolters Kluwer NV	4,038	155,930
		360,149
METAL FABRICATE / HARDWARE - 0.2%
SKF AB	3,695	62,660
Tenaris SA	193	2,726
Tenaris SA - ADR ^	5,623	158,569
		223,955
MINING - 5.7%
AngloGold Ashanti Ltd. *	4,434	60,378
Barrick Gold Corp.	13,479	237,096
Barrick Gold Corp.	21,884	385,348
BHP Billiton PLC	10,980	164,689
Security	Shares	Value
MINING (Continued) - 5.7%
Boliden AB	12,611	$292,623
First Quantum Minerals Ltd.	32,494	308,878
Glencore PLC *	230,943	705,151
Gold Fields Ltd.	17,264	71,208
Goldcorp, Inc.	10,016	152,230
Grupo Mexico SAB de CV	139,200	343,420
Industrias Penoles SAB de CV	8,333	202,593
Kinross Gold Corp. *	46,000	178,818
Mitsubishi Materials Corp.	3,500	100,073
MMC Norilsk Nickel PJSC - ADR	6,586	99,317
Rio Tinto Ltd.	1,889	78,182
Rio Tinto PLC - ADR	10,426	363,346
Silver Wheaton Corp.	6,100	147,101
Sumitomo Metal Mining Co. Ltd.	8,000	103,745
Teck Resources Ltd.	31,000	669,845
Turquoise Hill Resources Ltd. *	210,700	653,991
Yamana Gold, Inc.	38,500	137,597
		5,455,629
MISCELLANEOUS MANUFACTURING - 1.3%
Doosan Corp.	1,200	107,374
Konica Minolta Holdings, Inc.	24,000	214,529
Siemens AG - ADR	4,800	545,520
Wartsila OYJ Abp	7,961	343,543
		1,210,966
OFFICE / BUSINESS - 0.1%
Seiko Epson Corp. - ADR	7,700	77,693

OIL & GAS - 6.9%
BP PLC	176,266	1,039,394
BP PLC - ADR ^	17,789	632,399
CNOOC Ltd.	226,000	284,396
CNOOC Ltd. - ADR	949	119,081
Crescent Point Energy Corp.	6,600	78,645
Formosa Petrochemical Corp.	15,000	50,083
Gazprom OAO - ADR	135,365	586,130
Lukoil OAO - ADR	19,435	947,456
Neste Oil OYJ	5,898	254,093
Novatek OJSC - GDR	2,344	250,574
Petroleo Brasileiro SA *	107,300	632,442
Petroleo Brasileiro SA - ADR * ^	25,958	302,930
Rosneft OAO - GDR	26,472	144,272
Royal Dutch Shell PLC	22,287	554,550
Seven Generations Energy Ltd. *	11,368	242,585
SK Innovation Co. Ltd.	2,918	384,109
Surgutneftegas OAO - ADR	8,288	38,415
		6,541,554
PACKAGING & CONTAINERS - 0.2%
CCL Industries, Inc.	1,200	213,578

PHARMACEUTICALS - 2.5%
Actelion Ltd.	2,866	414,397
Astellas Pharma, Inc.	30,000	444,345
Daiichi Sankyo Co. Ltd.	11,700	280,567
GlaxoSmithKline PLC - ADR ^	7,636	305,516
Otsuka Holdings Co. Ltd.	4,900	214,014
Roche Holding AG - Genusschein	848	197,218
Shire PLC	4,534	255,354
Shire PLC - ADR	1,384	233,398
		2,344,809
PIPELINES - 0.2%
Petronas Gas Bhd	40,800	213,644

REAL ESTATE - 0.2%
REA Group Ltd.	6,015	233,353

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2016

Security	Shares	Value
REIT - 0.6%
Scentre Group	188,699	$604,137

RETAIL - 1.1%
Domino’s Pizza Enterprises Ltd.	2,499	121,781
FF Group *	4,769	114,055
Harvey Norman Holdings Ltd.	9,276	35,535
Home Product Center PCL	2,072,100	596,674
Lojas Americanas SA	12,000	59,700
Marks & Spencer Group PLC	8,500	70,720
Pandora A/S	592	76,875
		1,075,340
SEMICONDUCTORS - 7.5%
Advanced Semiconductor Engineering, Inc.	303,000	356,019
ASML Holding NV	9,325	985,136
Infineon Technologies AG	34,445	618,629
Infineon Technologies AG - ADR	18,864	339,175
MediaTek, Inc.	21,000	159,178
Rohm Co. Ltd.	2,400	125,897
Samsung Electronics Co. Ltd.	691	988,357
Samsung Electronics Co. Ltd. - GDR - Reg S	375	215,807
Silicon Motion Technology Corp. - ADR	6,763	274,645
SK Hynix, Inc.	10,874	388,926
STMicroelectronics NV	28,573	270,804
STMicroelectronics NV - NY Shares ^	12,884	121,754
Taiwan Semiconductor Manufacturing Co. Ltd.	35,000	210,047
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR ^	55,388	1,722,567
Tokyo Electron Ltd. - ADR	2,200	49,456
Tokyo Electron Ltd.	3,800	342,078
		7,168,475
SOFTWARE - 2.8%
Amadeus IT Holding SA	10,559	496,245
NetEase, Inc. - ADR	3,795	975,277
Open Text Corp.	2,500	155,344
Sage Group PLC	6,798	59,827
SAP SE	9,557	840,778
SAP SE - ADR ^	1,238	108,746
		2,636,217
TELECOMMUNICATIONS - 4.0%
KDDI Corp.	23,300	706,712
KT Corp. - ADR	5,497	87,897
Nice Ltd.	2,420	160,451
Nice Ltd. - ADR	1,240	82,423
Nippon Telegraph & Telephone Corp. - ADR	14,427	640,415
Nippon Telegraph & Telephone Corp.	7,800	345,120
NTT DOCOMO, Inc.	32,500	814,535
NTT DOCOMO, Inc. - ADR	1,558	39,168
Telefonaktiebolaget LM Ericsson - ADR	28,153	137,105
Telekomunikasi Indonesia Persero Tbk PT	1,285,200	414,957
ZTE Corp.	274,400	377,049
		3,805,832
TEXTILES - 0.2%
Formosa Taffeta Co. Ltd.	203,000	184,947

TRANSPORTATION - 0.8%
Airports of Thailand PLC	30,700	333,996
Aurizon Holdings Ltd.	27,572	102,186
Rumo Logistica Operadora Multimodal SA *	179,100	404,493
Sinotrans Ltd.	341,000	160,586
		1,001,261
WATER - 0.6%
Cia de Saneamento Basico do Estado de Sao Paulo	52,200	555,661

TOTAL COMMON STOCK (Cost - $86,526,655)		92,120,842
Security	Dividend Rate	Shares	Value
PREFERRED STOCK - 1.5%
AUTO MANUFACTURER - 0.5%
Porsche Automobil Holding SE	2.2000%	9,046	488,141

BANKS - 0.2%
Itau Unibanco Holding SA	0.5200	13,390	162,752

ELECTRIC - 0.1%
COMPANHIA ENERGETICA DE MINAS GERAIS	3.6800	36,000	110,871

FOOD - 0.1%
CJ CheilJedang Corp	2.5500	362	55,603

HOUSEHOLD PRODUCTS - 0.2%
Henkel AG & Co KGaA	1.3600	1,434	184,053

MISCELLANEOUS MANUFACTURING - 0.1%
Doosan Corp.	4.6000	1,070	61,969

OIL & GAS - 0.2%
PETROBRAS- PETROLEO BRAS	0.0000	41,800	233,568

SEMICONDUCTORS - 0.1%
Samsung Electronics Co., Ltd.	1.6400	123	141,422

TOTAL PREFERRED STOCK (Cost - $1,248,202)			1,438,379

SHORT-TERM INVESTMENT - 1.7%
MONEY MARKET FUND - 1.7%
Fidelity Institutional Money Market Funds - Government
Portfolio 0.27% +, ^^ (Cost - $1,628,390)		1,628,390	1,628,390

COLLATERAL FOR SECURITIES LOANED - 6.1%
Mount Vernon Prime Portfolio 0.67% + (Cost - $5,780,012)		5,780,012	5,780,012

TOTAL INVESTMENTS - 105.8% (Cost - $95,183,259)			$100,967,623
LIABILITIES IN EXCESS OF OTHER ASSETS - (5.8)%			(5,539,512)
NET ASSETS - 100.0%			$95,428,111

^	All or a portion of these securities are on loan. Total loaned securities had a value of $5,684,575 at October 31, 2016.

*	Non-income producing security.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

NV - Non-Voting

REIT - Real Estate Investment Trust.

+	Variable rate security. Interest rate is as of October 31, 2016.

^^	All or part of the security was held as collateral for forward foreign currency contracts outstanding as of October 31, 2016.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2016

Portfolio Composition * - (Unaudited)
Britain	11.9%	China	5.2%
Japan	11.8%	South Korea	5.1%
United States	8.1%	Taiwan	4.6%
Germany	7.4%	France	4.5%
Switzerland	6.3%	Other Countries	29.7%
Canada	5.4%	Total	100.0%

*	Based on total value of investments as of October 31, 2016.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Real Estate Stock Fund

Message from the Sub-Adviser (Barings Real Estate Advisers LLC)

The real estate investment trust (REIT) market had a positive fiscal year ended October 31, 2016, however a negative final three months pared some of the gains. Although the Sub-Adviser believes that historical data shows evidence that REIT fundamentals have not historically been driven by interest rates shifts, the sudden increase in rates over the most recent fiscal period may have pushed investors to dump REITs. Since 1996, REITs have been up in more rising rate periods than down. Over the final three months of the fiscal year, the 10-year Treasury rose 40 basis points to end at 1.83 percent. REITs, as measured by the FTSE NAREIT All REIT Index, increased 19.2 percent through the first three quarters of the fiscal year, but fell 9.3 percent in the final fiscal quarter. For the year, REITs increased 8.2 percent while other broad equity indexes, such as the S&P 500 Index increased 4.9 percent. In contrast to the previous fiscal year when the S&P 500 Index outperformed REITs by 0.4 percent.

The Sub-Adviser believes that the intrinsic value of a listed real estate company is a function of the quality of its real estate portfolio, management team, and capital plan. Achieving a thorough understanding of the real estate assets owned by an investment candidate is the foundation of establishing the value of that enterprise. Evaluating management’s ability to drive earnings and add value to underlying real estate assets is vital to the Sub-Adviser developing an understanding of the potential sustainable future success of the company. Assessing a firm’s financial structure within the context of the prevailing financial environment provides the Sub-Adviser with a framework to understand the risk and long-term potential of a firm’s business strategy. Over the three-month period ended October 31, 2016, industrial REITs, hotel REITs and apartment REITs contributed positively to the Fund. Sectors that detracted from performance over the three-month period were infrastructure REITs, and data center REITs.

The Fund’s largest sector overweight is dedicated to the industrial REIT sector. The industrial REIT sector contributed to Fund performance over the most recent fiscal year ended October 31, 2016. The contribution to performance was primarily attributed to the Fund’s allocation to this sector, as security selection slightly detracted. The Sub-Adviser believes that this sector’s performance has been driven by ecommerce companies attempting to take market share from brick and mortar stores. In order to accomplish this, it believes ecommerce companies must develop additional fulfillment centers. From 2013 to 2014, less than 10 fulfillment centers were active for ecommerce companies and the market is attempting to catch up. In this year alone, a single ecommerce company is on pace to add 20 new one million square foot fulfillment centers. One of the largest active overweights within the Fund is the position in Prologis, Inc. (PLD) (holding percentage*:6.63 percent). Prologis is the largest public and private operator of industrial properties in the world. Over the most recent fiscal quarter, Prologis released, what the Sub-Adviser believes is, a strong earnings report. This reports showed that rents are growing at a double digit pace as supply continues to be tame. Over the fiscal year ended October 31, 2016, Prologis, Inc. contributed to the Fund’s relative performance increasing 26.4 percent. The Sub-Adviser believes that the demand within the industrials sector will remain strong through the end of 2016 and 2017.

Although the manufactured homes REIT sector contributed positively to Fund performance on an absolute basis over the fiscal year, the allocation to this sector detracted from relative performance. The Fund’s underweight to this sector detracted from performance in the fiscal year ended October 31, 2016, however, the Fund’s stock selection slightly contributed. A position within this sector that detracted from Fund performance over the fiscal quarter was Sun Communities, Inc. (SUI) (holding percentage**:1.34 percent). Sun Communities, Inc. is a self-administered and self-managed REIT. The company operates in two segments: real property operations, and home sales and rentals. Before being eliminated from the Fund Sun Communities, Inc. (SUI) declined 3.3 percent, however over the fiscal year this position increased 17.3 percent. The Sub-Adviser believes that this sector has had a strong year as a result of very little new supply hitting the market while occupancy continued to increase. Manufactured homes also have attracted a large percentage of baby boomers as rent is reasonable relative to other options.

The apartment REIT sector outperformed most other REIT sectors for the second consecutive fiscal year. Both the Fund’s security selection and allocation within the apartment REIT sector contributed positively to Fund performance. Overall, exposure to the sector added approximately 0.5 percent. Apartment Investment and Management Company (ACC) (holding percentage*: 4.61 percent), a REIT that engages in on and off-campus housing properties within close proximity to colleges and universities, contributed positively with a 33.2 percent increase in the fiscal year ended October 31, 2016. After five consecutive quarters of an overweight to this sector, the Sub-Adviser began the second half of the fiscal year with an underweight to the apartment REIT sector. The Sub-Adviser believed that landlords were losing pricing power due to an increase in supply. The increase in supply was most evident in the New York and San Francisco markets. The Sub-Adviser added back to the allocation over the most recent fiscal quarter, resulting in a 2 percent overweight by July 31, 2016. The Sub-Adviser kept the overweight in place over the most recent fiscal quarter as it believes this sector will continue to do well.

Going forward, the Sub-Adviser is optimistic about REIT performance through the end of 2016 and into 2017. It also anticipates that equity markets will remain volatile as uncertainty remains for U.S. Fed policy, global growth uncertainty, volatility in commodities, and a stronger U.S. dollar. Economic growth, rising interest rates, and inflation may support real estate fundamentals, rent growth, and in turn help REITs. The Sub-Adviser believes that real estate fundamentals remain positive in the U.S. and in Europe, and that global valuations are currently attractive.

*	Holdings percentage(s) as of 10/31/2016.

Growth of $100,000 Investment

Total Returns as of October 31 2016

	One	Annualized	Annualized	Annualized	Annualized Since Inception
	Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	5.83%	10.45%	11.31%	4.39%	7.00%
Class C	4.79%	9.35%	10.22%	3.35%	5.94%
Class A with load of 5.75%	(0.50)%	8.00%	9.73%	N/A	3.50%*
Class A without load	5.60%	10.16%	11.03%	N/A	4.13%*
FTSE NAREIT All REITs Index	8.06%	10.31%	11.73%	4.81%	7.26%
Morningstar Real Estate Category	4.97%	9.37%	10.42%	4.12%	6.84%

*	Class A commenced operations on January 3, 2007.

The FTSE NAREIT All REITs Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed on the NYSE and NASDAQ National Market. Investors cannot invest directly in an index or benchmark.

The Morningstar Real Estate Category is generally representative of mutual funds that primarily invest in REITS of various types. REITs are companies that develop and manage real estate properties.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.64% for Class N, 2.64% for Class C and 1.89% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75% The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham Real Estate Stock Fund
October 31, 2016

Security	Shares	Value
COMMON STOCK - 0.8%
LODGING - 0.8%
Hilton Worldwide Holdings, Inc.	12,940	$292,444
TOTAL COMMON STOCK (Cost - $290,738)

REITS - 97.5%
APARTMENTS - 14.5%
American Campus Communities, Inc.	33,480	1,744,643
AvalonBay Communities, Inc. ^	11,300	1,934,334
Mid-America Apartment Communities, Inc. ^	12,250	1,136,188
Post Properties, Inc.	10,860	714,480
		5,529,645
DATA CENTER - 7.3%
CyrusOne, Inc.	22,430	1,000,603
Equinix, Inc. ^	4,190	1,497,003
QTS Realty Trust, Inc.	6,430	295,523
		2,793,129
FREE STANDING - 3.8%
Spirit Realty Capital, Inc. ^	83,200	990,912
STORE Capital Corp.	17,130	467,478
		1,458,390
HEALTHCARE - 13.2%
National Health Investors, Inc.	6,170	467,438
Physicians Realty Trust ^	41,850	827,374
Ventas, Inc. ^	27,650	1,873,287
Welltower, Inc. ^	26,950	1,846,883
		5,014,982
HOTELS - 2.6%
DiamondRock Hospitality Co.	32,790	300,029
FelCor Lodging Trust, Inc. ^	49,600	316,944
Sunstone Hotel Investors, Inc. ^	28,890	362,858
		979,831
INDUSTRIAL 11.6%
Duke Realty Corp.	37,010	967,811
First Industrial Realty Trust, Inc.	35,840	946,534
Prologis, Inc. ^	48,100	2,508,896
		4,423,241
OFFICE - 13.7%
Boston Properties, Inc. ^	13,340	1,607,203
Brandywine Realty Trust	37,190	576,445
Highwoods Properties, Inc. ^	13,600	674,968
Hudson Pacific Properties, Inc.	11,280	379,234
Kilroy Realty Corp. ^	16,663	1,196,903
Paramount Group Inc.	49,260	765,993
		5,200,746
Security	Shares	Value
REGIONAL MALLS - 12.9%
Macerich Co. ^	20,580	$1,456,652
Simon Property Group, Inc.	15,451	2,873,268
Taubman Centers, Inc.	7,990	578,955
		4,908,875
SHOPPING CENTERS - 10.4%
Acadia Realty Trust	32,758	1,103,617
Equity One, Inc.	33,850	964,725
Ramco-Gershenson Properties Trust ^	29,480	511,183
Regency Centers Corp.	12,530	903,037
Tanger Factory Outlet Centers, Inc. ^	13,630	474,324
		3,956,886
SINGLE FAMILY - 1.2%
Colony Starwood Homes	16,130	467,931

SELF STORAGE - 3.6%
Public Storage	4,530	968,152
Extra Space Storage	5,220	381,843
		1,349,995
SPECIALTY - 0.8%
The GEO Group, Inc.	12,640	302,855

TIMBER - 1.9%
Weyerhaeuser Co. ^	24,630	737,176

TOTAL REITS (Cost - $32,638,224)		37,123,682

SHORT-TERM INVESTMENT - 1.4%
MONEY MARKET FUND - 1.4%
Fidelity Institutional Money Market, 0.27% +	545,597	545,597
TOTAL SHORT-TERM INVESTMENT (Cost - $545,597)

COLLATERAL FOR SECURITIES LOANED -33.4%
Mount Vernon Prime Portfolio 0.67% + (Cost - $12,692,392)	12,692,392	12,692,392

TOTAL INVESTMENTS - 133.1% (Cost - 46,166,951)		$50,654,115
LIABILITIES LESS OTHER ASSETS - (33.1)%		(12,588,546)
TOTAL NET ASSETS - 100.00%		$38,065,569

^	All or a portion of these securities are on loan. Total loaned securities had a value of $12,573,071 at October 31, 2016.

REITS - Real Estate Investment Trusts.

+	Variable rate security. Interest rate is as of October 31, 2016.

Portfolio Composition * - (Unaudited)
Collateral for Securities Loaned	25.3%	Free Standing	2.9%
Apartments	11.0%	Hotels	1.9%
Office	10.4%	Self Storage	1.7%
Healthcare	10.0%	Timber	1.5%
Regional Malls	9.8%	Single Family	0.9%
Industrial	8.8%	Specialty	0.6%
Shopping Centers	7.9%	Lodging	0.6%
Data Center	5.6%	Short-Term Investment	1.1%
			100.0%

*	Based on total value of investments as of October 31, 2016.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Value Fund
Message from the Sub-Adviser (Piermont Capital Management LLC)

Small cap value stocks, as measured by the Russell 2000 Value Index, rose by 8.8 percent in the 12-month period ended October 31, 2016. Small cap value and small cap growth stocks followed the same pattern over the fiscal year, showing negative returns in the first and fourth fiscal quarters, while producing nice gains in the second and third fiscal quarters. Comparatively, small cap growth stocks in the Russell 2000 Growth Index significantly underperformed small value stocks, returning a negative 0.5 percent over the fiscal year. On a broader level, small cap stocks, as measured by the Russell 2000 Index, underperformed large cap stocks, as measured by the S&P 500 Index. During the fiscal period, the Russell 2000 Index increased by 4.1 percent, while the S&P 500 Index rose 4.5 percent. Top performing sectors in the Fund included technology - services and utilities while the services – consumer and healthcare sectors lagged somewhat.

The Sub-Adviser’s strategy continued to focus on, what it believes to be, high quality firms, using 14 sector-specific models consisting of a combination of five to nine factors for each sector model, which measure both fundamental and technical metrics. Stocks must rank in the top 20 percent to be considered for purchase and also undergo a qualitative red flag review. The red flag review may include reviewing news stories that could adversely affect a stock, high turnover in senior management, and an accelerating debt ratio, among other factors. Another core premise of the strategy is that the Fund should remain sector and industry neutral, so as to avoid large risks by overweighting or underweighting a particular sector. This allows the Sub-Adviser to focus solely on picking the best stocks in each sector and industry rather than trying to predict macroeconomic trends. It is this complete bottom-up selection approach that makes the Sub-Adviser’s investment process somewhat unique.

Exposure to the technology – services sector had a decidedly positive impact on the Fund, as technology – services stocks held by the Sub-Adviser outperformed those within the benchmark by an astounding 33.3 percent. Tech stocks in the Fund increased 36.1 percent, the highest of any sector, while those contained in the index rose only 27.1 percent. With a weighting of more than 5 percent, this sector was a very important driver of performance. The stock that had the highest contribution to Fund performance over the entire fiscal year was TiVo Corporation (fka Rovi Corp.) (TIVO) (Holding Percentage**: 0.42 percent), a firm that specializes in entertainment technology and audience insights, offering services that allow viewers to record and control live television, customize viewing preferences, and access television shows. From the time the Sub-Adviser bought the stock on November 11, 2015, to the time the Sub-Adviser sold the stock on January 11, 2016, the stock gained 64.8 percent, adding 79 basis points to Fund performance.

Although stocks in the technology – hardware sector in the Fund underperformed the benchmark by 12.6 percent, the second highest contributing stock to Fund performance came from this sector. II-VI Incorporated (IIVI) (holding percentage*: 1.46 percent), designs, manufactures, and markets optical and optoelectronic devices used in laser processing, fiber-optic telecommunication, infrared missile guidance, advanced x-ray systems, and nuclear radiation detection, manufacturing its products in the United States, Singapore, China, Mexico, and Belgium. IIVI gained 53.4 percent over the fiscal year and contributed 57 basis points to the Fund’s performance. Not surprisingly, the worst performing stock over the fiscal year also came from the technology – hardware sector. OSI Systems, Inc. (OSIS) (holding percentage**: 0.33 percent) produces medical monitoring and anesthesia systems; security and inspection systems; and lasers, optics, and optoelectronic components. The stock was down 41.4 percent from the beginning of the fiscal year to May 24, 2016, at which time the Sub-Adviser sold the stock. OSIS detracted 71 basis points from Fund performance over the fiscal year.

Stocks in the healthcare sector, the second worst performing sector for the Fund, underperformed stocks in the benchmark by 16.5 percent over the fiscal year. A stock that detracted from Fund performance was Progenics Pharmaceuticals, Inc. (PGNX) (holding percentage**: 0.05 percent), a biopharmaceutical company that develops and distributes therapeutic products to treat the unmet medical needs of patients with debilitating conditions and life-threatening diseases. Detracting 49 basis points from Fund performance over the fiscal year, the stock was down 35.1 percent from the beginning of the fiscal year until April 8, 2016, at which time the Sub-Adviser sold the stock.

Going forward, the Sub-Adviser plans to continue its sector-, beta-, and market-capitalization-neutral bottom-up stock picking strategy without regard to outside economic factors, interest rate changes, or any other top-down methodology. The qualitative review of small-cap stocks that meet the criteria for consideration for investment within the Fund may, however, lead the Sub-Adviser to consider the impact of macro-economic factors when assessing various risks specific to each company. The Sub-Adviser will continue to analyze its multi-factor model, only making adjustments when it is deemed that a particular metric is no longer working properly or it is found that a new fundamental or technical indicator may be more useful.

*	Holdings percentage(s) as of 10/31/2016.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns as of October 31, 2016

					Annualized Since
		Annualized	Annualized	Annualized	Inception
	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	4.58%	4.29%	9.82%	4.77%	4.97%
Class C	3.52%	3.28%	8.73%	3.73%	3.94%
Class A with load of 5.75%	(1.71)%	2.02%	8.31%	N/A	3.41%*
Class A without load	4.33%	4.06%	9.59%	N/A	4.03%*
Russell 2000 Value Index	8.81%	4.47%	11.63%	4.91%	6.31%
Morningstar Small Cap Value Category	4.74%	3.33%	10.70%	5.38%	6.41%

*	Class A commenced operations on January 3, 2007.

The Russell 2000 Value Index is an unmanaged index that measures the performance of small cap companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates. Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Value Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.80% for Class N, 2.80% for Class C and 2.05% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund
October 31, 2016

Security	Shares	Value
COMMON STOCK - 99.0%
AUTO PARTS & EQUIPMENT - 2.1%
Cooper Tire & Rubber Co.	9,487	$348,647
Superior Industries International, Inc. ^	9,786	239,757
		588,404
BANKS - 17.6%
Camden National Corp.	4,800	158,496
CenterState Banks, Inc.	7,466	139,465
Central Pacific Financial Corp.	12,519	320,862
Customers Bancorp, Inc. *	5,607	151,781
First Citizens BancShares, Inc. - Class B	1,110	323,010
First Financial Corp.	1,828	73,303
First Horizon National Corp.	20,750	319,757
First Interstate BancSystem, Inc. ^	8,468	270,129
Great Western Bancorp, Inc. ^	9,457	304,894
Heartland Financial USA, Inc.	5,560	208,222
IBERIABANK Corp.	4,870	319,715
Old National Bancorp ^	22,810	335,307
Peoples Bancorp, Inc.	4,730	117,162
Prosperity Bancshares, Inc.	5,990	332,265
Renasant Corp.	8,720	294,213
Simmons First National Corp.	4,970	245,270
State Bank Financial Corp.	3,592	79,204
TriCo Bancshares	5,993	157,736
Umpqua Holdings Corp. ^	20,280	309,878
United Community Banks, Inc.	15,539	335,176
WesBanco, Inc.	5,786	190,417
		4,986,262
BIOTECHNOLOGY - 1.0%
Five Prime Therapeutics, Inc. *	2,809	136,321
Spectrum Pharmaceuticals, Inc. *	39,352	139,306
		275,627
CHEMICALS - 2.7%
Cabot Corp.	4,508	235,047
Innophos Holdings, Inc.	6,579	301,581
OMNOVA Solutions, Inc. *	28,320	215,232
		751,860
COMMERCIAL SERVICES - 5.9%
CRA International, Inc. *	5,985	186,373
Ennis, Inc.	10,200	149,430
Green Dot Corp. *	9,200	204,240
Huron Consulting Group, Inc. *	4,861	272,459
LendingTree, Inc. ^*	3,100	247,535
McGrath RentCorp ^	11,227	337,933
Quad/Graphics, Inc.	10,940	259,934
		1,657,904
COMPUTERS - 3.9%
DST Systems, Inc.	3,070	295,211
Insight Enterprises, Inc. *	12,460	358,723
Mentor Graphics Corp. ^	15,190	438,991
		1,092,925
DISTRIBUTION/WHOLESALE - 0.6%
Fossil Group, Inc. ^*	6,680	182,164

DIVERSIFIED FINANCIAL SERVICES - 2.3%
KCG Holdings, Inc.	23,423	298,877
Piper Jaffray Cos. ^*	6,256	353,777
		652,654
ELECTRIC - 2.9%
Hawaiian Electric Industries, Inc.	9,900	292,050
NRG Energy, Inc.	17,300	183,899
PNM Resources, Inc. ^	10,190	334,741
		810,690
ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
EnerSys	4,080	265,730
Security	Shares	Value

ELECTRONICS - 2.4%
FARO Technologies, Inc. *	8,265	$277,291
II-VI, Inc. *	14,840	412,552
		689,843
ENGINEERING & CONSTRUCTION - 1.9%
KBR, Inc.	20,120	297,977
Tutor Perini Corp. ^*	12,360	235,458
		533,435
ENTERTAINMENT - 0.8%
International Speedway Corp.	7,104	233,722

FOOD - 2.1%
John B Sanfilippo & Son, Inc. ^	5,716	289,687
Lancaster Colony Corp. ^	2,330	304,414
		594,101
GAS - 2.5%
Southwest Gas Corp. ^	5,910	428,239
Spire, Inc.	4,550	285,740
		713,979
HAND / MACHINE TOOLS - 1.0%
Regal Beloit Corp. ^	5,030	297,273

HEALTHCARE - PRODUCTS - 2.0%
Haemonetics Corp. *	8,350	278,974
OraSure Technologies, Inc. *	36,842	276,683
		555,657
HEALTHCARE - SERVICES - 1.0%
LifePoint Health, Inc. *	4,800	287,280

HOME BUILDERS- 1.6%
M/I Homes, Inc. *	10,658	229,254
Taylor Morrison Home Corp. *	13,000	221,780
		451,034
HOUSEHOLD PRODUCTS / WARES - 1.6%
ACCO Brands Corp. ^*	23,869	264,946
Central Garden & Pet Co. ^*	8,227	200,081
		465,027
INSURANCE - 5.3%
American Equity Investment Life Holding Co. ^	19,136	343,108
Aspen Insurance Holdings Ltd.	5,750	277,438
Maiden Holdings Ltd. ^	21,107	288,111
ProAssurance Corp.	5,400	287,820
Selective Insurance Group, Inc.	8,597	317,659
		1,514,136
INTERNET - 0.7%
FTD Cos, Inc. ^*	9,200	185,104

IRON / STEEL - 0.8%
Commercial Metals Co. ^	13,980	219,626

LODGING - 0.4%
La Quinta Holdings, Inc. *	12,790	128,028

METAL FABRICATE / HARDWARE - 1.1%
Timken Co. ^	9,050	299,103

MISCELLANEOUS MANUFACTURING - 2.4%
ITT Corp.	9,090	320,150
Lydall, Inc.	7,800	364,650
		684,800
OFFICE FURNISHINGS - 1.0%
Interface, Inc.	17,900	283,715

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund (Continued)
October 31, 2016

Security	Shares	Value
OIL & GAS - 3.2%
Diamond Offshore Drilling, Inc. ^	10,300	$169,847
Murphy USA, Inc. ^	4,211	289,633
SM Energy Co. ^	6,100	205,143
Unit Corp. *	13,678	234,304
		898,927
OIL & GAS SERVICES - 2.4%
Flotek Industries, Inc. ^*	21,156	249,218
Gulf Island Fabrication, Inc.	11,440	114,400
Oceaneering International, Inc. ^	6,840	162,792
TETRA Technologies, Inc. *	29,500	160,775
		687,185
PHARMACEUTICALS - 0.7%
Anika Therpeutics, Inc. *	4,273	189,550

REITS - 12.2%
Cousins Properties, Inc. ^	33,480	260,140
DCT Industrial Trust, Inc.	7,664	358,292
Invesco Mortgage Capital, Inc.	20,700	309,051
Mack-Cali Realty Corp. ^	11,000	282,480
Pebblebrook Hotel Trust ^	11,366	275,966
Pennsylvania Real Estate Investment Trust ^	12,930	252,264
Piedmont Office Realty Trust, Inc.	15,545	318,362
PS Business Parks, Inc. ^	2,800	307,412
Ramco-Gershenson Properties Trust ^	16,500	286,110
Summit Hotel Properties, Inc.	21,310	276,817
Washington Real Estate Investment Trust	10,120	297,730
Whitestone REIT	16,400	218,120
		3,442,744
RETAIL - 2.4%
Abercrombie & Fitch Co.	8,170	119,364
American Eagle Outfitters, Inc. ^	18,160	309,446
DineEquity, Inc.	3,316	262,296
		691,106
SAVINGS & LOANS - 2.8%
First Defiance Financial Corp.	3,173	125,270
Flagstar Bancorp, Inc. *	7,982	218,946
HomeStreet, Inc. *	12,335	339,829
OceanFirst Financial Corp. ^	5,105	105,571
		789,616
Security	Shares	Value
SEMICONDUCTORS - 2.4%
Nanometrics, Inc. *	11,862	$247,797
Teradyne, Inc.	13,200	307,428
Xcerra Corp. *	22,751	125,358
		680,583
SOFTWARE - 1.3%
MicroStrategy, Inc. ^*	1,860	362,347

TELECOMMUNICATIONS - 2.2%
Ixia *	11,000	131,451
Sonus Networks, Inc. *	16,000	92,640
Spok Holdings, Inc.	10,330	186,457
West Corp.	10,880	214,554
		625,102
TRANSPORTATION - 0.9%
Hub Group, Inc. *	7,150	260,617

TOTAL COMMON STOCK - (Cost - $27,230,957)		28,027,860

SHORT-TERM INVESTMENT - 1.0%
MONEY MARKET FUND - 1.0%
Invesco STIT-Treasury Portfolio Institutional - 0.25% +	270,538	270,538
(Cost - $270,538)

COLLATERAL FOR SECURITIES LOANED - 29.8%
Mount Vernon Prime Portfolio 0.67% +	8,419,723	8,419,723
(Cost - $8,419,723)

TOTAL INVESTMENTS - 129.8% (Cost - $35,921,218)		$36,718,121
LIABILITIES IN EXCESS OF OTHER ASSETS - (29.8) %		(8,420,463)
NET ASSETS - 100.0%		$28,297,658

REIT - Real Estate Investment Trust

^	All or a portion of these securities are on loan. Total loaned securities had a value of $8,271,513 at October 31, 2016.

*	Non Income producing security.

+	Variable rate security - interest rate is as October 31, 2016.

Portfolio Composition * - (Unaudited)

Financial	31.0%	Energy	4.3%
Collateral for Securities Loaned	22.9%	Utilities	4.2%
Consumer, Non-Cyclical	11.0%	Basic Materials	2.7%
Industrial	8.2%	Communications	2.2%
Consumer, Cyclical	7.0%	Short-Term Investment	0.7%
Technology	5.8%	Total	100.0%

*	Based on total value of investments as of October 31, 2016.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Emerging Markets Stock Fund
Message from the Sub-Adviser (Bailard, Inc.)

Emerging market equities, as measured by the MSCI Emerging Markets Index, had a volatile fiscal year ended October 31, 2016, gaining 9.3 percent. With various geopolitical concerns and volatile commodity prices during the first six months of the fiscal period, emerging market equities decreased 0.1 percent. In the final six months of the fiscal period emerging markets surged 9.4 percent as oil volatility calmed. The index outperformed its U.S. counterpart, as measured by the S&P 500 Index, which increased 4.5 percent over the fiscal year.

The Sub-Adviser continued to focus on individual countries and bottom-up stock selection within those countries, with overweights or underweights to economic sectors being largely incidental. On an absolute basis, top performing countries in the Fund included Taiwan, Russia, and Hungary, while Vietnam, Turkey, and South Africa lagged. For the fiscal year, overall country selection benefited performance while stock selection detracted relative to the benchmark index.

The largest country allocation within the Fund was the allocation to Chinese equities, which contributed through both stock and country selection. A Chinese holding that contributed to the Fund’s positive performance was NetEase Inc. ADR (NTES) (holding percentage*: 2.74 percent), an internet technology company that develops applications, services and other internet technologies. Its core businesses consist of e-mail service, web portal and online entertainment, including online gaming services. The company also offers online advertising, search, mobile applications, and e-commerce. The Sub-Adviser attributes positive performance to the production of multiple popular video games as well as better monetization of the company’s smaller assets. This holding rose 80.6 percent during the fiscal quarter. Another Chinese holding, Geely Automobile Holdings Ltd. (175 HK) (holding percentage* 1.19 percent), which manufactures and sells automobiles and related components, was a contributor to the Fund over the fiscal year. The holding gained 93.6 percent through the fiscal year.

The allocation to Taiwan within the Fund added to absolute returns, with the Fund’s stock selection contributing and country selection detracting from Fund performance. A contributor was Micro-Star International Co. (2377 TT) (holding percentage*: 0.87 percent), a company that manufactures and markets motherboards and video graphic accelerator cards. Micro-Star exports products to Europe, North America, and other Asian countries. The Sub-Adviser believes outperformance by the company was linked to sales of its high-end graphics cards. The holding was purchased in the beginning of April and gained 90.1 percent through the end of the fiscal year. The Fund allocation to Russia benefited on a relative and absolute basis, as stock and country selection added to performance. A holding that contributed to performance over the fiscal year was Severstal PJSC (SVST LI) (holding percentage*: 1.55 percent), which is a steel and mining company that has three main business divisions in resources, Russian steel, and international business operations. Severstal PSCJ was purchased near the end of April and gained 30.6 percent over the rest of the fiscal year.

As mentioned above, the Fund’s allocation to South Africa detracted from Fund performance. The country allocation aided performance while the stock selection detracted. A holding that still eked out positive performance from the country was Gold Fields Ltd. (GFI SJ) (holding percentage*: 0.55 percent), a gold producer with annualized production of approximately 2 million gold equivalent ounces from six operating mines in Australia, Ghana, Peru, and South Africa. The company also has four major projects at the resource development or feasibility levels. The Sub-Adviser believes a weakening in the price of gold during the fiscal year and a decline in the company’s output caused the holding to underperform relative to other holdings in the Fund. Gold Fields Ltd. was added to the Fund mid-January and gained 5.4 percent through the fiscal year. The allocation to Turkey also detracted from performance, on a stock and country basis. A Turkish holding that declined was Turk Hava Yollari AO (THYAO TI) (holding percentage**: 0.61 percent), also known as Turkish Airlines, which provides passenger and cargo air transportation services. The position was initiated in mid-December of 2015 and exited near the beginning of May, declining 24.8 percent during the time period.

Going forward, the Sub-Adviser is optimistic for emerging markets companies and believes value can be found. The Sub-Adviser has seen stronger performance in Asia and believes investors will rotate to focus on investing with more countries in the area. They attribute this improved growth in Asia to a concentration on building out infrastructure. The Sub-Adviser believes that favorable prices in commodities have allowed the boom in infrastructure. China is still a concern as its issues may never go away, in terms of growth, but investors are getting accustomed to this slowdown. The Sub-Adviser believes that growth in emerging markets stocks has been promoted by companies focusing on expanding businesses rather than strong earnings reports. They conclude that this will allow emerging markets to outperform in comparison to global markets, which may provide a strong opportunity for investors. Additionally, political change all over the world will need to be monitored closely as these changes could potentially contribute to the volatility of many emerging markets countries.

*	Holdings percentage(s) as of 10/31/2016.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns as of October 31, 2016

		Annualized	Annualized	Annualized	Annualized Since Inception
	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	7.13.%	(3.93)%	(0.65)%	0.63%	4.80%
Class C	6.10%	(4.90)%	1.63)%	(0.37)%	3.78%
Class A with load of 5.75%	0.73%	(6.06)%	(2.05)%	N/A	(1.41)%*
Class A without load	6.84%	(4.18)%	(0.88)%	N/A	(0.82)%*
MSCI Emerging Markets Index (net)	9.27%	(2.05)%	0.55%	3.49%	7.61%
Morningstar Diversified Emerging Markets Category	7.89%	(2.18)%	0.82%	2.44%	6.56%

*	Class A commenced operations on January 3, 2007.

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Investors cannot invest directly in an index or benchmark.

The Morningstar Diversified Emerging Markets Category is generally representative of mutual funds that primarily invest among 20 or more developing nations, with a general focus on the emerging markets of Asia and Latin America rather than on the emerging markets countries in the Middle East, Africa, or Europe.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.80% for Class N, 2.80% for Class C and 2.05% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund
October 31, 2016

Security	Shares	Value
COMMON STOCK - 96.1%
ADVERTISING - 0.4%
Smiles SA	12,000	$221,362

AGRICULTURE - 1.4%
Adecoagro SA *	30,000	330,000
KT&G Corp.	4,500	443,836
		773,836
APPAREL - 0.6%
Peak Sport Products Co. Ltd.	1,000,000	332,999

AUTO MANUFACTURERS - 1.2%
Geely Automobile Holdings Ltd.	650,000	668,879

BANKS - 20.0%
Akbank TAS	100,000	267,417
Banco Bradesco SA - ADR	40,000	416,400
Banco Macro SA -ADR	7,000	533,610
Bank Rakyat Indonesia Persero Tbk PT	570,000	532,249
Bank Tabungan Negara Persero Tbk PT	2,000,000	292,539
China Construction Bank Corp.	1,250,000	912,891
China Merchants Bank Co. Ltd.	170,000	413,434
Commercial International Bank Egypt SAE - GDR	274,999	1,215,496
Credicorp Ltd.	5,000	743,400
FirstRand Ltd.	150,000	537,915
Industrial & Commercial Bank of China Ltd.	600,000	360,176
Kasikornbank PCL - NVDR	65,000	319,060
Krung Thai Bank PCL - NVDR	1,500,000	736,684
National Bank of Pakistan	750,000	513,906
OTP Bank PLC	53,000	1,486,360
Sberbank of Russia - ADR	120,000	1,140,000
Woori Bank	45,000	490,416
Yapi ve Kredi Bankasi AS *	250,000	299,072
		11,211,025
CHEMICALS - 5.1%
Engro Corp Ltd./Pakistan	300,000	798,888
Formosa Chemicals & Fibre Corp.	100,000	296,901
Kingboard Chemical Holdings Ltd.	225,000	665,172
Lotte Chemical Corp.	2,000	502,505
UPL Ltd.	60,000	627,868
		2,891,334
COAL - 1.0%
Adaro Energy Tbk PT	3,000,000	364,203
Coal India Ltd.	40,000	194,749
		558,952
COMMERCIAL SERVICES - 1.4%
Qualicorp SA	75,000	488,731
Zhejiang Expressway Co., Ltd.	300,000	314,113
		802,844
COMPUTERS - 1.7%
Infosys Ltd. - ADR	25,000	381,500
Lite-On Technology Corp.	400,000	573,440
		954,940
DISTRIBUTION / WHOLESALE - 1.1%
Hanwha Corp.	19,500	635,084

DIVERSIFIED FINANCIAL SERVICES - 2.3%
BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	100,000	592,258
Fubon Financial Holding Co. Ltd.	200,000	282,982
Hana Financial Group, Inc.	15,000	429,033
		1,304,273
ELECTRIC - 1.3%
Korea Electric Power Corp.	10,000	432,607
Transmissora Alianca de Energia Eletrica SA	48,000	312,333
		744,940
Security	Shares	Value
ELECTRICAL COMPONENTS & EQUIPMENT - 1.5%
China High Speed Transmission Equipment Group Co. Ltd.	350,000	$362,808
LG Electronics, Inc.	12,000	500,248
		863,056
ELECTRONICS - 3.1%
Hon Hai Precision Industry Co. Ltd.	462,000	1,247,938
Micro-Star International Co. Ltd.	170,000	489,056
		1,736,994
ENGINEERING & CONSTRUCTION - 0.5%
Airports of Thailand PLC - NVDR	25,000	271,984

FOOD - 3.8%
Charoen Pokphand Foods PCL - NVDR	600,000	539,597
Indofood CBP Sukses Makmur Tbk PT	600,000	432,192
M Dias Branco SA	6,500	279,599
Sao Martinho SA	25,000	503,893
SPAR Group Ltd.	25,000	354,479
		2,109,760
FOREST PRODUCTS & PAPER - 0.8%
Mondi Ltd.	22,500	439,544

HOLDING COMPANIES - DIVERSIFIED - 1.1%
Siam Cement PCL - NVDR	25,000	356,993
Tekfen Holding AS	100,000	253,539
		610,532
HOME BUILDERS - 0.5%
MRV Engenharia e Participacoes SA	75,000	291,391

HOME FURNISHINGS - 0.9%
Steinhoff International Holdings Ltd.	95,000	512,541

INSURANCE - 1.0%
China Life Insurance Co. Ltd.	600,000	553,059

INTERNET- 2.4%
Tencent Holdings Ltd.	50,000	1,325,236

IRON / STEEL- 1.6%
Severstal PAO - GDR	62,000	874,200

LEISURE TIME - 0.6%
Bajaj Auto Ltd.	8,000	341,539

MEDIA - 0.4%
Naspers Ltd.	1,500	251,244

MINING - 1.6%
Cia de Minas Buenaventura SAA - ADR	45,000	598,050
Gold Fields Ltd. - ADR	75,000	311,250
		909,300
OIL & GAS - 9.4%
Cosan SA Industria e Comercio	67,500	910,632
Gazprom OAO - ADR	220,000	952,600
Lukoil OAO - ADR	37,000	1,803,750
MOL Hungarian Oil & Gas PLC	7,500	481,402
Pakistan Petroleum Ltd.	200,000	282,667
PTT PCL - NVDR	40,000	393,851
SK Innovation Co. Ltd.	3,500	460,720
		5,285,622
PACKAGING & CONTAINERS - 0.7%
Lee & Man Paper Manufacturing Ltd.	500,000	375,721

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund (Continued)
October 31, 2016

Security	Shares	Value
PHARMACEUTICALS - 1.5%
Richter Gedeon Nyrt	25,000	$537,069
Sinopharm Group Co. Ltd.	66,800	324,410
		861,479
REAL ESTATE - 3.8%
China Overseas Land & Investment Ltd.	160,000	491,227
Country Garden Holdings Co. Ltd.	750,000	389,261
Emlak Konut Gayrimenkul Yatirim Ortakligi AS - REIT	220,000	224,508
Guangzhou R&F Properties Co. Ltd.	170,000	239,609
Highwealth Construction Corp.	320,000	473,913
Redefine Properties Ltd. - REIT	400,000	342,308
		2,160,826
RETAIL - 2.2%
CP ALL PCL - NVDR	300,000	520,019
Matahari Department Store Tbk PT	370,000	510,253
Xtep International Holdings Ltd.	500,000	220,066
		1,250,338
SEMICONDUCTORS - 8.0%
Dongbu HiTek Co. Ltd. *	37,500	557,203
Powertech Technology, Inc.	120,000	342,385
Samsung Electronics Co. Ltd.	1,250	1,787,911
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	58,000	1,803,800
		4,491,299
SOFTWARE - 4.5%
HCL Technologies Ltd.	40,000	457,260
NetEase, Inc. - ADR	6,000	1,541,940
TravelSky Technology Ltd.	265,000	565,446
		2,564,646
TELECOMMUNICATIONS - 5.9%
BYD Electronic International Co. Ltd.	840,000	660,959
China Mobile Ltd.	130,000	1,489,466
Telekomunikasi Indonesia Persero Tbk PT	1,620,000	523,056
Vodacom Group Ltd.	60,000	647,397
		3,320,878
TRANSPORTATION - 2.2%
Rumo Logistica Operadora Multimodal SA *	300,000	677,543
Super Group Ltd. *	185,000	546,067
		1,223,610
WATER - 0.6%
Cia de Saneamento Basico do Estado de Sao Paulo	30,000	319,345

TOTAL COMMON STOCK (Cost - $48,819,777)		54,044,612
Security	Shares	Value
PREFERRED STOCK - 2.7%
BANKS - 0.9%
Banco Bradesco SA	15,000	$158,583
Itau Unibanco Holding SA	29,500	358,564
		517,147
CHEMICALS - 0.8%
Braskem SA	50,000	447,589

HOLDING COMPANIES - DIVERSIFIED - 1.0%
Itausa - Investimentos Itau SA - Preference	190,000	565,346

TOTAL PREFERRED STOCK (Cost - $1,393,450)		1,530,082

EXCHANGE TRADED FUND - 0.6%
EQUITY FUNDS - 0.6%
iShares MSCI All Peru Capped ETF (Cost - $299,207)	10,000	328,300

SHORT-TERM INVESTMENT - 0.8%
MONEY MARKET - 0.8%
First American Government Obligations Fund 0.25% +
(Cost - $441,234)	441,234	441,234

TOTAL INVESTMENTS - 100.2% (Cost - $50,953,668)		$56,344,228
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2) %		(135,190)
NET ASSETS - 100.0%		$56,209,038

ADR - American Depositary Receipt	ETF - Exchange Traded Fund

GDR - Global Depositary Receipt	NVDR - Non-Voting Depositary Receipt

REIT - Real Estate Investment Trust

*	Non-income producing security

+	Variable rate security. Interest rate is as of October 31, 2016.

Portfolio Composition * - (Unaudited)

China	14.7%	South Africa	7.0%
Brazil	11.6%	Hong Kong	6.0%
South Korea	11.0%	Thailand	5.6%
Taiwan	10.8%	Indonesia	4.7%
Russia	8.5%	Other Countries	20.1%
		Total	100.0%

*	Based on total value of investments as of October 31, 2016.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Growth Fund
Message from the Sub-Adviser (Pier Capital, LLC)

Following a volatile year for small capitalization growth stocks, fiscal year 2016 experienced a downturn and low returns, as small capitalization growth stocks, measured by the Russell 2000 Growth Index, declined 0.5 percent for the fiscal year ending October 31, 2016. Growth stocks in the small capitalization space lagged their larger capitalization peers, as measured by the Russell 1000 Growth Index, which rose 2.3 percent for the fiscal year as investors grew cautious of small capitalization growth stocks and opted for their larger brethren as the preferred risk option. Small capitalization growth stocks fell behind small capitalization value stocks, as measured by the Russell 2000 Value Index, which gained 8.8 percent after also experiencing a volatile year. Small capitalization growth stocks, in general, lagged the market as a whole, as measured by the Russell 3000 Index, which saw an increase of 4.2 percent for the year ending October 31, 2016.

During the fiscal year, there were no material changes to the Sub-Adviser’s investment decision making process. The Sub-Adviser continued to implement a bottom-up process to selecting stocks for the Fund, focusing on individual firm characteristics rather than sector weightings or the economy as a whole. It seeks companies on the verge of experiencing large increases in market share. By seeking out and identifying market catalysts, the Sub-Adviser believes that the securities it selects for the Fund are tailored towards organic growth due to some kind of market advantage. Given that the U.S. economy is on more solid ground than many economies around the globe bodes well for the companies in which the Fund invests. Having said that, the Sub-Adviser remains aware of global concerns and how that may impact the competitive position of U.S. small cap growth companies with their global peers.

A sector that provided a strong benefit to the Fund during the fiscal year was the information technology sector. This sector was primarily helped by Acacia Communications, Inc. (ACIA) (holding percentage*: 0.23 percent), which designs, develops, manufactures, and markets communication equipment. The company offers high-speed coherent optical interconnected products for cloud infrastructure operators and content and communication service providers. The Sub-Adviser initiated the position in mid-May of 2016, where the holding gained 148.9 percent from initiation to the end of the fiscal year. Another strong information technology holding was Gigamon, Inc. (GIMO) (holding percentage*: 1.07 percent), which designs and markets networking products and solutions around the world. The company provides high-density networking traffic switches that replicate, filter, stream, monitor, analyze, and record information. The holding realized a gain of 110.8 percent during the fiscal year.

Sectors within the Fund that contained underperforming holdings for the fiscal year were the industrials and financials sectors. The industrials sector was hurt by the performance of Allegiant Travel Co. (ALGT) (holding percentage**: 0.41 percent), which is a leisure travel company that operates a passenger airline marketed to travelers in small cities at discount prices. The Sub-Adviser credits poor performance to a fall in oil prices that has allowed larger airline competitors to match the discount rates of smaller airlines, reducing market share. The Sub-Adviser lost conviction in the holding and exited the position in the beginning of August of 2016, realizing a drop of 33.9 percent for the Fund. Bank of the Ozarks (OZRK) (holdings percentage*: 0.91 percent), a holding from the financials sector, detracted from Fund performance as well. The company provides a wide range of retail and commercial banking services to businesses, individuals, and government agencies through the company’s banking offices. The Sub-Adviser initiated the position in the beginning of March of 2016, experiencing a 12.5 percent decline through the fiscal year.

The Sub-Adviser is hesitant about short-term U.S. economic improvement after seeing a less hawkish stance by the Fed, volatility over the coming U.S. presidential election, negative interest rates abroad, and global insecurity in the markets. The Sub-Adviser believes these events have created negative investor sentiment, which may slowly change as these events conclude. They regard this market environment as one centered on timing, and see the conclusion of these events as catalysts for growth in 2017. The Sub-Adviser believes it has positioned the portfolio to take advantage of this growth on the horizon. In addition, the Sub-Adviser believes consumer sentiment and manufacturing levels will improve in the near future, which they see as a benefit to the types of holdings the Sub-Adviser seeks out.

*	Holdings percentage(s) as of 10/31/2016.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns as of October 31, 2016

		Annualized	Annualized	Annualized	Annualized Since Inception
	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	(1.88)%	2.31%	9.84%	6.98%	7.03%
Class C	(2.82)%	1.30%	8.76%	5.92%	5.97%
Class A with load of 5.75%	(7.73)%	0.05%	8.28%	N/A	5.82%*
Class A without load	(2.12)%	2.05%	9.57%	N/A	4.46%*
Russell 2000 Growth Index	(0.49)%	3.70%	11.33%	6.92%	7.39%
Morningstar Small Cap Growth Category	0.28%	2.57%	9.95%	5.60%	6.22%

*	Class A commenced operations on January 3, 2007.

The Russell 2000 Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Growth Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are projected to grow faster than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.58% for Class N, 2.58% for Class C and 1.83% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund
October 31, 2016

Security	Shares	Value
COMMON STOCK - 94.3%
BANKS - 2.7%
Bank of the Ozarks ^	8,154	$301,372
FCB Financial Holdings, Inc. *	8,057	300,526
Western Alliance Bancorp * ^	8,674	324,061
		925,959
BIOTECHNOLOGY - 1.6%
Exact Sciences Corp. * ^	15,542	242,144
Sage Therapeutics, Inc.	6,867	298,989
		541,133

COMMERICAL SERVICES - 3.6%
Bright Horizons Family Solutions, Inc. *	4,943	330,736
HMS Holdings Corp.* ^	13,778	290,302
Nord Anglia Education, Inc. * ^	13,428	289,239
Vantiv, Inc. *	5,126	299,153
		1,209,430
COMPUTERS - 4.8%
Globant SA *	3,612	157,122
Lumentum Holdings, Inc. ^	7,946	266,986
Mercury Systems, Inc. * ^	20,995	583,241
Nutanix, Inc. ^	9,863	241,644
Vocera Communications, Inc.	19,982	367,669
		1,616,662
COSMETICS - 0.9%
elf Beauty, Inc.	12,338	319,061

DISTRIBUTION/WHOLESALE - 1.7%
Beacon Roofing Supply, Inc. * ^	6,831	287,175
SiteOne Landscape Supply, Inc. *	9,371	292,188
		579,363
DIVERSIFIED FINANCIAL SERVICES - 1.9%
Ellie Mae, Inc.*	3,140	332,495
WageWorks, Inc. *	5,141	303,062
		635,557
ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
Universal Display Corp. * ^	2,960	153,032

ELECTRONICS - 2.1%
IMAX Corp. * ^	12,425	375,856
Orbotech Ltd. *	11,597	317,758
		693,614
ENGINEERING & CONSTRUCTION - 2.1%
Granite Construction, Inc. ^	8,379	411,912
MasTec, Inc.	10,992	313,822
		725,734
ENTERTAINMENT - 2.0%
Red Rock Resorts, Inc.	13,913	304,695
Vail Resorts, Inc. ^	2,286	364,480
		669,175
FOOD - 1.0%
Blue Buffalo Pet Products, Inc. *	12,016	301,842

HEALTHCARE-PRODUCTS - 9.1%
Cerus Corp. * ^	46,350	223,407
CryoLife, Inc.	18,471	314,007
Edwards Lifesciences Corp. *	1,610	153,304
Security	Shares	Value

HEALTHCARE-PRODUCTS (CONTINUED) - 9.1%
Endologix, Inc. * ^	12,140	$126,984
ICU Medical, Inc.	2,164	301,445
Merit Medical Systems, Inc. *	14,641	321,370
Nevro Corp. * ^	1,711	157,275
NuVasive, Inc. * ^	2,733	163,242
NxStage Medical, Inc.	12,221	277,906
Obalon Therapeutics, Inc. ^	22,941	296,627
Penumbra, Inc.	4,287	282,728
Spectranetics Corp. *	6,786	147,256
West Pharmaceutical Services, Inc.	3,840	291,955
		3,057,506
HEALTHCARE-SERVICES - 1.6%
Surgical Care Affiliates, Inc. *	6,149	263,116
Surgery Partners, Inc. ^	17,343	279,223
		542,339
HOME BUILDERS - 1.7%
Installed Building Products, Inc.*	8,829	291,798
LGI Homes, Inc. * ^	9,642	286,946
		578,744
INTERNET - 10.3%
8x8, Inc. *	21,644	308,427
Etsy, Inc.	23,680	307,366
Mimecast Ltd.	7,582	153,460
Proofpoint, Inc. ^	4,399	344,794
Ringcentral, Inc. *	17,910	370,737
Shopify, Inc. *	7,730	320,409
Shutterstock, Inc. ^	5,181	305,627
Splunk, Inc. ^	6,415	386,119
The Trade Desk, Inc. ^	11,828	297,829
Wix.com Ltd.* ^	3,819	152,760
Yelp, Inc.	7,627	249,098
Zendesk, Inc. *	10,481	275,545
		3,472,171
LEISURE TIME - 1.1%
Planet Fitness, Inc. * ^	17,159	363,771

MACHINERY-CONSTRUCTION & MINING - 1.3%
Astec Industries, Inc. ^	5,264	291,415
Cognex Corp.	3,015	155,574
		446,989
METAL FABRICATE/HARDWARE - 1.2%
Mueller Water Products, Inc.	32,516	400,597

MINING - 1.1%
US Silica Holdings, Inc. ^	7,848	362,499

MISCELLANEOUS MANUFACTURING - 2.4%
Fabrinet	7,830	297,227
John Bean Technologies Corp. ^	6,231	497,545
		794,772
OIL & GAS - 3.6%
Oasis Petroleum, Inc.	27,754	291,139
Parsley Energy , Inc. *	10,004	329,132
PDC Energy, Inc. *	4,588	281,382
RSP Permian, Inc. *	8,733	315,261
		1,216,914

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund (Continued)
October 31, 2016

Security	Shares	Value
PHARMACEUTICALS - 3.3%
Collegium Pharmaceutical, Inc. ^	13,456	$201,436
Eagle Pharmaceuticals, Inc. ^	5,271	294,543
Patheon NV *	12,008	304,883
PRA Health Sciences, Inc. *	5,961	317,244
		1,118,106
RETAIL - 2.1%
American Eagle Outfitters, Inc. ^	9,268	157,927
BMC Stock Holdings, Inc.*	15,436	255,466
Five Below, Inc. *	7,720	290,118
		703,511
SEMICONDUCTORS - 10.4%
Ambarella, Inc. ^	2,490	152,811
Advanced Micro Devices, Inc. * ^	58,698	424,387
Cavium, Inc. *	6,486	366,135
CEVA, Inc. *	10,081	302,934
Himax Technologies, Inc. ^	47,225	370,716
Impinj, Inc. ^	11,255	277,886
Inphi Corp. * ^	7,562	280,550
MKS Instruments, Inc.	6,591	332,516
Monolithic Power Systems, Inc. ^	4,684	369,146
Nanometrics, Inc. *	7,888	164,780
NVIDIA Corp. ^	6,598	469,514
		3,511,375
SOFTWARE - 17.3%
Activision Blizzard, Inc.	8,099	349,634
Aspen Technology, Inc.*	7,392	363,982
Box, Inc. ^	27,665	398,929
Broadsoft, Inc. *	3,507	145,716
CommVault Systems, Inc. *	8,783	469,891
Cornerstone OnDemand, Inc.*	4,421	182,587
Coupa Software, Inc.	11,243	281,075
Evolent Health, Inc.* ^	13,258	279,081
Five9, Inc. *	18,707	267,884
HubSpot, Inc. * ^	5,781	303,213
Instructure, Inc. ^	9,730	247,629
Medidata Solutions, Inc. *	5,872	281,797
Omnicell, Inc.*	7,974	260,152
Security	Shares	Value
SOFTWARE (CONTINUED) - 17.3%
Red Hat, Inc.*	4,461	$345,504
ServiceNow, Inc.* ^	4,680	411,419
Take-Two Interactive Software, Inc.* ^	8,554	379,712
Talend SA*	12,804	277,463
Twilio, Inc.	6,702	228,672
Tyler Technologies, Inc. *	2,159	346,304
		5,820,644
TELECOMMUNICATIONS - 1.3%
Acacia Communications, Inc. *	1,093	76,171
Gigamon, Inc. * ^	6,418	354,915
		431,086
TRANSPORTATION - 1.7%
Air Transport Services Group, Inc. *	32,150	425,344
Covenant Transportation Group, Inc. *	9,459	151,249
		576,593

TOTAL COMMON STOCK (Cost - $29,299,070)		31,768,179

SHORT-TERM INVESTMENT - 4.3%
MONEY MARKET FUND - 4.3%
Fidelity Institutional Money Market Funds -
Government Portfolio, 0.27% +	1,459,638	1,459,638
TOTAL SHORT-TERM INVESTMENT (Cost - $1,459,638)

COLLATERAL FOR SECURITIES LOANED - 32.8%
Mount Vernon Prime Portfolio 0.67% + (Cost - $11,064,256)	11,064,256	11,064,256

TOTAL INVESTMENTS - 131.4% (Cost - $41,822,964)		$44,292,073
LIABILITIES IN EXCESS OF OTHER ASSETS - (31.4) %		(10,587,458)
NET ASSETS - 100.0%		$33,704,615

^	All or a portion of these securities are on loan. Total loaned securities had a value of $10,570,250 at October 31, 2016. Securities loaned with a value of $161,982 have been sold and are pending settleme

*	Non-Income producing security.

+	Variable rate security. Interest rate is as of October 31, 2016.

Portfolio Composition * - (Unaudited)

Collateral For Securities Loaned	25.0%	Consumer, Cyclical	6.5%
Technology	24.7%	Financial	3.5%
Consumer, Non-Cyclical	16.0%	Field Energy	2.8%
Communication	8.8%	Basic Materials	0.8%
Industrial	8.6%	Short-Term Investment	3.3%
		Total	100.0%

*	Based on total value of investments as of October 31, 2016.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2016

		Dunham	Dunham			Dunham
	Dunham	Monthly	Corporate /	Dunham	Dunham	International	Dunham
	Floating Rate	Distribution	Government	Dynamic Macro	High-Yield	Opportunity	Appreciation &
	Bond Fund	Fund	Bond Fund	Fund	Bond Fund	Bond Fund	Income Fund
Assets:
Investments in securities, at cost	$120,416,768	$281,459,983	$63,457,185	$44,452,745	$113,300,072	$27,637,163	$28,523,803
Investments in securities, at value	$120,150,326	$284,006,046	$64,631,974	$45,736,974	$116,403,085	$27,074,724	$27,907,374
Foreign currency, at value (Cost $791,756, $16,097, and $78,420 respectively)	—	797,396	—	15,649	—	76,772	—
Deposits with brokers	—	4,624,272	—	—	—	99,613	—
Unrealized appreciation on swap contracts	—	2,518,239	—	—	—	—	—
Unrealized appreciation on futures	—	—	—	387,520	—	10,562	—
Cash	52,330	11,887,299	—	45,651	—	—	—
Receivable for securities sold	360,448	4,770,563	66,481	—	1,132,050	776,079	—
Interest and dividends receivable	587,679	275,448	434,134	3,887	1,524,735	275,161	109,473
Receivable for fund shares sold	79,799	96,205	174,191	82,945	47,728	19,974	5,290
Receivable for open forward foreign currency contracts	—	69,656	—	—	—	104,211	—
Prepaid expenses and other assets	24,857	39,879	24,158	35,241	19,297	26,807	18,702
Total Assets	121,255,439	309,085,003	65,330,938	46,307,867	119,126,895	28,463,903	28,040,839

Liabilities:
Option contracts written (premiums received $6,055,973 and $19,056, respectively)	—	6,385,631	—	27,685	—	—	—
Currency overdraft (cost $341,039)	—	—	—	329,504	—	—	—
Payable upon return of securities loaned	506,125	8,851,794	7,559,736	11,005,156	22,131,280	—	4,189,895
Securities sold short (proceeds $34,548,796)	—	40,371,996	—	—	—	—	—
Unrealized depreciation on swaps	—	2,096,023	—	—	—	—	—
Unrealized depreciation on futures	—	—	—	202,276	—	46,085	—
Payable for dividends on short sales	—	39,590	—	—	—	—	—
Payable for securities purchased	10,914,677	12,923,391	1,453,495	3,471	429,350	226,236	—
Payable for fund shares redeemed	13,926	116,656	3,534	1,067	55,718	1,761	48,080
Payable for open forward foreign currency contracts	—	52,147	—	—	—	79,856	—
Distributions payable	9,758	60,059	242	—	13,868	—	—
Payable to adviser	54,177	131,477	23,711	18,714	49,386	14,372	13,425
Payable to sub-adviser	20,750	133,784	12,881	10,076	16,930	4,971	5,909
Payable for distribution fees	2,367	45,945	5,184	—	18,236	1,218	7,954
Payable for administration fees	18,963	28,361	14,584	3,982	15,532	741	3,564
Payable for fund accounting fees	5,060	14,526	2,673	2,035	7,641	3,028	1,883
Payable for transfer agent fees	2,762	3,302	3,522	1,914	3,124	1,625	2,898
Payable for custody fees	1,443	14,925	5,594	1,983	1,919	—	1,179
Payable for non 12b-1 shareholder servicing fees	—	17,468	1,589	1,475	1,846	—	—
Accrued expenses and other liabilities	19,243	43,587	23,046	20,351	23,698	34,403	17,973
Total Liabilities	11,569,251	71,330,662	9,109,791	11,629,689	22,768,528	414,296	4,292,760

Net Assets	$109,686,188	$237,754,341	$56,221,147	$34,678,178	$96,358,367	$28,049,607	$23,748,079

Net Assets:
Paid in capital	$112,073,699	$261,317,495	$56,854,282	$35,417,329	$105,798,993	$28,395,022	$26,059,477
Accumulated net investment income (loss)	12,588	(1,211,967)	3,392	(9,192)	167,801	(24,355)	466,372
Accumulated net realized gain (loss) on investments, options, securities sold short, futures, swap contracts, and foreign currency transactions	(2,133,657)	(19,199,219)	(1,811,316)	(2,201,890)	(12,711,440)	254,196	(2,161,341)
Net unrealized appreciation (depreciation) on investments, options, securities sold short, futures, swap contracts, and foreign currency translations	(266,442)	(3,151,968)	1,174,789	1,471,931	3,103,013	(575,256)	(616,429)

Net Assets	$109,686,188	$237,754,341	$56,221,147	$34,678,178	$96,358,367	$28,049,607	$23,748,079

Net Asset Value Per Share
Class N Shares:
Net Assets	$94,218,535	$153,084,208	$48,024,607	$28,650,290	$78,193,706	$24,727,569	$16,928,864
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	9,709,568	4,283,651	3,450,212	3,001,068	8,744,606	2,640,406	2,101,918
Net asset value, offering and redemption price per share	$9.70	$35.74	$13.92	$9.55	$8.94	$9.37	$8.05

Class A Shares:
Net Assets	$10,923,020	$45,552,303	$4,832,050	$3,897,096	$10,477,776	$2,117,885	$3,637,816
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	1,126,507	1,305,134	347,535	409,349	1,161,949	227,167	452,966
Net asset value and redemption price per share *	$9.70	$34.90	$13.90	$9.52	$9.02	$9.32	$8.03
Front-end sales charge factor	0.9550	0.9425	0.9550	0.9425	0.9550	0.9550	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$10.16	$37.03	$14.55	$10.10	$9.45	$9.76	$8.52

Class C Shares:
Net Assets	$4,544,633	$39,117,830	$3,364,490	$2,130,792	$7,686,885	$1,204,153	$3,181,399
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	468,859	1,351,630	243,560	230,878	865,424	130,672	404,779
Net asset value, offering and redemption price per share	$9.69	$28.94	$13.81	$9.23	$8.88	$9.22	$7.86

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
October 31, 2016

			Dunham				Dunham
	Dunham	Dunham	Focused	Dunham	Dunham	Dunham	Emerging	Dunham
	Alternative	Large Cap	Large Cap	International	Real Estate	Small Cap	Markets	Small Cap
	Dividend Fund	Value Fund	Growth Fund	Stock Fund	Stock Fund	Value Fund	Stock Fund	Growth Fund
Assets:
Investments in securities, at cost	$24,338,000	$68,968,876	$67,498,180	$95,183,259	$46,166,951	$35,921,218	$50,953,668	$41,822,964
Investments in securities, at value	$23,970,183	$75,488,037	$80,952,711	$100,967,623	$50,654,115	$36,718,121	$56,344,228	$44,292,073
Foreign currency, at value (Cost $198,925 and $18,742, respectively)	—	—	—	198,417	—	—	18,742	—
Cash	—	3,953	—	9,886	—	—	—	—
Receivable for securities sold	1,408,012	812,264	—	209,666	1,665,300	—	1,373,598	769,956
Interest and dividends receivable	72,319	62,494	182,353	244,769	27,294	9,671	63,235	5,797
Receivable for fund shares sold	—	15,141	12,775	61,568	6,626	19,540	11,595	22,950
Receivable for open forward foreign currency contracts	—	—	—	345	—	—	—	—
Prepaid expenses and other assets	6,854	27,285	30,463	29,348	23,315	24,286	25,210	20,937
Total Assets	25,457,368	76,409,174	81,178,302	101,721,622	52,376,650	36,771,618	57,836,608	45,111,713

Liabilities:
Payable upon return of securities loaned	—	18,963,231	15,156,286	5,780,012	12,692,392	8,419,723	—	11,064,256
Payable for securities purchased and foreign currency transactions	1,054,349	852,777	—	292,808	1,519,602	—	1,425,684	252,398
Payable for fund shares redeemed	12,703	96,371	91,102	36,459	52,486	911	105,798	30,322
Payable for open forward foreign currency contracts	—	—	—	68	—	—	—	—
Payable to adviser	12,358	31,207	36,558	52,618	21,293	15,824	31,223	19,285
Payable to sub-adviser	883	5,065	11,344	52,618	59	2,783	7,419	4,844
Payable for distribution fees	237	5,973	6,060	10,953	1,187	3,396	6,740	8,666
Payable for administration fees	1,550	5,665	4,724	19,330	3,103	2,925	5,118	3,802
Payable for fund accounting fees	875	2,964	2,207	4,328	1,639	1,818	2,994	1,844
Payable for transfer agent fees	2,095	2,641	1,922	1,999	1,917	2,824	3,186	2,362
Payable for custody fees	450	—	1,425	21,331	—	2,480	13,830	3,734
Payable for non 12b-1 shareholder servicing fees	17	—	248	1,174	76	1,896	1,229	53
Accrued expenses and other liabilities	20,314	23,710	16,390	19,813	17,327	19,380	24,349	15,532
Total Liabilities	1,105,831	19,989,604	15,328,266	6,293,511	14,311,081	8,473,960	1,627,570	11,407,098

Net Assets	$24,351,537	$56,419,570	$65,850,036	$95,428,111	$38,065,569	$28,297,658	$56,209,038	$33,704,615

Net Assets:
Paid in capital	$24,838,930	$50,973,998	$54,673,137	$95,298,901	$28,591,828	$26,436,251	$61,460,362	$31,804,843
Accumulated net investment income (loss)	30,441	739,093	(402,872)	(161,564)	440,040	129,834	528,087	(123,870)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(150,017)	(1,812,682)	(1,874,760)	(5,480,464)	4,546,537	934,670	(11,172,582)	(445,467)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(367,817)	6,519,161	13,454,531	5,771,238	4,487,164	796,903	5,393,171	2,469,109

Net Assets	$24,351,537	$56,419,570	$65,850,036	$95,428,111	$38,065,569	$28,297,658	$56,209,038	$33,704,615

Net Asset Value Per Share
Class N Shares:
Net Assets	$23,933,711	$45,025,579	$51,242,380	$78,639,763	$25,478,574	$22,254,263	$46,480,707	$26,009,542
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	2,041,744	3,686,053	3,218,087	5,524,151	1,391,576	1,544,250	3,651,020	1,695,574
Net asset value, offering and redemption price per share	$11.72	$12.22	$15.92	$14.24	$18.31	$14.41	$12.73	$15.34

Class A Shares:
Net Assets	$12	$6,543,806	$9,619,848	$10,305,425	$9,376,205	$3,802,100	$6,347,952	$5,540,086
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	1	538,075	611,712	727,090	510,979	266,145	509,825	373,081
Net asset value, and redemption price per share *	$11.72 **	$12.16	$15.73	$14.17	$18.35	$14.29	$12.45	$14.85
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$12.44	$12.90	$16.69	$15.03	$19.47	$15.16	$13.21	$15.76

Class C Shares:
Net Assets	$417,814	$4,850,185	$4,987,808	$6,482,923	$3,210,790	$2,241,295	$3,380,379	$2,154,987
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	35,687	416,233	328,822	476,856	182,964	172,201	286,007	168,520
Net asset value, offering and redemption price per share	$11.71	$11.65	$15.17	$13.60	$17.55	$13.02	$11.82	$12.79

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

**	NAV does not recalculate due to rounding.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2016

		Dunham	Dunham			Dunham
	Dunham	Monthly	Corporate /	Dunham	Dunham	International	Dunham
	Floating Rate	Distribution	Government	Dynamic Macro	High-Yield	Opportunity	Appreciation &
	Bond Fund	Fund	Bond Fund	Fund	Bond Fund	Bond Fund	Income Fund

Investment Income:
Interest income	$4,362,915	$750,036	$1,953,749	$31,783	$5,808,195	$530,794	$853,281
Dividend income	15,787	5,170,714	27,393	486,343	924	—	234,901
Securities lending income	—	11,445	7,800	40,000	43,481	—	18,461
Less: Foreign withholding taxes	—	(26,824)	—	—	—	(2,159)	—
Total Investment Income	4,378,702	5,905,371	1,988,942	558,126	5,852,600	528,635	1,106,643

Operating Expenses:
Investment advisory fees	543,315	1,659,368	264,596	226,768	569,532	187,466	169,547
Sub-advisory fees	362,210	1,920,633	158,758	261,656	379,688	140,600	118,065
Sub-advisory performance fees	4,694	(1,048,973)	(52,997)	(56,566)	(194,823)	(91,903)	(47,615)
Fund accounting fees	27,415	80,658	16,575	10,597	31,721	9,493	8,659
Distribution fees- Class C Shares	28,886	435,975	27,433	21,556	61,768	10,041	32,233
Distribution fees- Class A Shares	23,453	146,158	13,273	9,043	25,598	6,543	9,839
Administration fees	109,296	164,572	79,035	23,134	84,916	30,953	20,018
Registration fees	34,997	67,581	42,619	40,812	50,767	29,506	44,367
Transfer agent fees	23,688	45,189	22,024	16,594	24,609	15,343	17,508
Custodian fees	45,926	57,359	23,258	8,650	8,146	40,237	4,598
Professional fees	21,210	33,955	22,206	17,881	22,509	20,150	18,146
Chief Compliance Officer fees	14,482	41,514	8,446	4,728	15,102	6,566	4,878
Printing and postage expense	15,966	84,723	7,868	1,440	12,312	2,838	4,148
Trustees’ fees	4,989	14,408	2,513	1,847	5,327	1,580	1,459
Insurance expense	280	365	1,376	417	352	1,314	59
Non 12b-1 shareholder servicing fees	912	55,738	372	2,283	5,533	2,072	2,750
Dividend expenses on short sales	—	1,109,557	—	—	—	—	—
Security borrowing fees	—	429,323	—	—	—	—	—
Miscellaneous expenses	7,380	21,551	4,258	6,982	9,053	4,182	10,762
Total Operating Expenses	1,269,099	5,319,654	641,613	597,822	1,112,110	416,981	419,421
Less: Advisory/Sub-advisory fees waived	—	(31,929)	—	—	—	—	—
Net Operating Expenses	1,269,099	5,287,725	641,613	597,822	1,112,110	416,981	419,421

Net Investment Income (Loss)	3,109,603	617,646	1,347,329	(39,696)	4,740,490	111,654	687,222

Realized and Unrealized Gain (Loss) on Investments, Futures, Options Purchased, Securities Sold Short, Written Options, Swap Contracts, Foreign Currency Transactions, Capital Gain Distribution from Regulated Investment Companies, and Foreign Currency Exchange Contracts:
Net realized gain (loss) from:
Investments	(1,050,725)	(15,981,115)	(391,669)	(458,964)	(4,616,046)	(1,455,944)	(2,201,104)
Futures	—	—	—	(1,055,780)	—	44,527	—
Options purchased	—	(6,165,788)	—	177,424	—	—	—
Securities sold short	—	(3,743,925)	—	—	—	—	—
Written options	—	9,642,109	—	20,592	—	—	—
Swap contracts	—	(1,325,675)	—	—	—	—	—
Foreign currency transactions	—	(170,265)	—	7,211	—	70,051	—
Capital gain distribution from regulated investment companies	—	—	—	16,065	—	—	—
Foreign currency exchange contracts	—	3,250,373	—	1,533	—	595,869	—
Net change in unrealized appreciation (depreciation) on:
Investments	2,127,148	18,347,154	1,137,437	745,207	4,880,003	2,274,189	851,564
Futures	—	—	—	(155,340)	—	(25,598)	—
Options purchased	—	375,471	—	(220,062)	—	—	—
Securities sold short	—	(3,725,027)	—	—	—	—	—
Written options	—	2,052,591	—	(20,089)	—	—	—
Swap contracts	—	138,588	—	—	—	—	—
Foreign currency translations	—	20,952	—	(22,881)	—	38,396	—
Foreign currency exchange contracts	—	(133,779)	—	—	—	(37,175)	—
Net Realized and Unrealized Gain (Loss)	1,076,423	2,581,664	745,768	(965,084)	263,957	1,504,315	(1,349,540)

Net Increase (Decrease) in Net Assets Resulting From Operations	$4,186,026	$3,199,310	$2,093,097	$(1,004,780)	$5,004,447	$1,615,969	$(662,318)

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year or Period Ended October 31, 2016

			Dunham				Dunham
	Dunham	Dunham	Focused	Dunham	Dunham	Dunham	Emerging	Dunham
	Alternative	Large Cap	Large Cap	International	Real Estate	Small Cap	Markets	Small Cap
	Dividend Fund*	Value Fund	Growth Fund	Stock Fund	Stock Fund	Value Fund	Stock Fund	Growth Fund

Investment Income:
Interest income	$2,854	$2,636	$1,543	$3,545	$1,364	$542	$2,258	$2,010
Dividend income	86,019	1,492,624	321,539	2,785,456	1,239,549	563,382	1,735,331	203,644
Securities lending income	—	16,426	30,520	32,293	14,682	18,637	11,523	60,803
Less: Foreign withholding taxes	(1,037)	—	(100)	(306,177)	—	—	(197,454)	(18)
Total Investment Income	87,836	1,511,686	353,502	2,515,117	1,255,595	582,561	1,551,658	266,439

Operating Expenses:
Investment advisory fees	20,806	358,282	416,072	582,548	278,179	179,163	335,015	216,301
Sub-advisory fees	9,603	165,361	224,039	582,548	170,925	124,036	258,399	166,832
Sub-advisory performance fees	(4,821)	(176,941)	(55,096)	(98,079)	(87,856)	(14,709)	(169,031)	(120,338)
Fund accounting fees	875	16,098	18,887	27,226	12,938	9,262	15,777	10,200
Distribution fees- Class C Shares	376	54,724	53,146	68,986	29,135	23,483	32,851	23,481
Distribution fees- Class A Shares	—	15,849	24,108	22,810	25,118	9,253	12,694	14,315
Administration fees	1,550	34,059	37,957	118,648	25,654	12,983	42,845	21,698
Registration fees	543	40,557	47,264	44,602	43,610	39,523	43,317	45,293
Transfer agent fees	2,258	17,989	20,564	29,935	18,516	17,928	19,918	17,551
Custodian fees	450	15,134	7,261	121,916	10,239	9,939	59,601	13,193
Professional fees	22,770	16,525	18,991	21,567	17,845	16,882	19,480	16,668
Chief Compliance Officer fees	1,279	8,409	9,876	12,882	6,629	1,697	7,013	5,410
Printing and postage expense	3,770	7,602	8,373	10,082	5,689	4,302	11,120	5,246
Trustees’ fees	10	3,326	3,580	4,913	2,421	2,154	3,560	1,881
Insurance expense	—	297	191	—	153	783	1,102	104
Interest expense	—	—	—	—	1,073	—	—	—
Non 12b-1 shareholder servicing fees	101	183	4,538	2,183	5,234	2,483	1,283	3,654
Miscellaneous expenses	1,002	4,448	5,064	10,668	11,397	563	6,129	7,829
Net Operating Expenses	60,572	581,902	844,815	1,563,435	576,899	439,725	701,073	449,318

Net Investment Income (Loss)	27,264	929,784	(491,313)	951,682	678,696	142,836	850,585	(182,879)

Realized and Unrealized Gain (Loss) on Investments, Options Purchased and Foreign Currency Purchased Transactions:
Net realized gain (loss) from:
Investments	(129,605)	(1,062,540)	(1,355,084)	(4,324,879)	5,144,472	1,004,619	(3,037,150)	(256,335)
Foreign currency transactions	—	—	—	(254,336)	—	—	161,210	—
Foreign currency exchange contracts	—	—	—	(1,011,194)	—	—	(288,412)	—
Options purchased	(20,412)	—	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(322,481)	1,012,440	(1,728,147)	4,795,843	(2,930,583)	114,680	6,273,000	383,831
Foreign currency translations	—	—	—	13,692	—	—	13,989	—
Foreign currency exchange contracts	—	—	—	(255,851)	—	—		—
Options purchased	(45,336)	—	—	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)	(517,834)	(50,100)	(3,083,231)	(1,036,725)	2,213,889	1,119,299	3,122,637	127,496

Net Increase (Decrease) in Net Assets Resulting From Operations	$(490,570)	$879,684	$(3,574,544)	$(85,043)	$2,892,585	$1,262,135	$3,973,222	$(55,383)

*	Fund commenced operations on August 31, 2016.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham		Dunham		Dunham
	Floating Rate		Monthly Distribution		Corporate/Government		Dynamic Macro		High-Yield
	Bond Fund		Fund		Bond Fund		Fund		Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2016	Oct. 31, 2015	Oct. 31, 2016	Oct. 31, 2015	Oct. 31, 2016	Oct. 31, 2015	Oct. 31, 2016	Oct. 31, 2015	Oct. 31, 2016	Oct. 31, 2015
Operations:
Net investment income (loss)	$3,109,603	$2,659,546	$617,646	$(2,091,574)	$1,347,329	$1,579,986	$(39,696)	$(367,594)	$4,740,490	$5,358,316
Net realized gain (loss) from investments, futures options purchased, securities sold short, written options, swap contracts foreign currency transactions and foreign currency exchange contracts	(1,050,725)	(989,927)	(14,494,286)	8,665,171	(391,669)	(802,542)	(1,307,984)	(784,599)	(4,616,046)	(4,691,852)
Capital gain distributions from regulated investment companies	—	—	—	—	—	—	16,065	—	—	—
Net change in unrealized appreciation (depreciation) on investments, futures, options purchased, securities sold short, written options foreign currency transactions, and foreign currency translations	2,127,148	(1,351,525)	17,075,950	(12,530,696)	1,137,437	(628,811)	326,835	885,984	4,880,003	(2,895,283)
Net Increase (Decrease) in Net Assets Resulting From Operations	4,186,026	318,094	3,199,310	(5,957,099)	2,093,097	148,633	(1,004,780)	(266,209)	5,004,447	(2,228,819)

Distributions to Shareholders From:
Net Realized Gains:
Class N	—	—	—	(3,465,984)	—	—	—	—	—	—
Class A	—	—	—	(1,580,917)	—	—	—	—	—	—
Class C	—	—	—	(1,315,549)	—	—	—	—	—	—
Net Investment Income:
Class N	(2,713,303)	(2,306,306)	(2,340,282)	—	(1,222,601)	(1,444,152)	—	—	(3,843,760)	(4,206,990)
Class A	(304,360)	(280,234)	(932,730)	—	(133,317)	(123,639)	—	—	(486,798)	(633,882)
Class C	(106,752)	(90,378)	(825,662)	—	(75,263)	(89,766)	—	—	(351,832)	(426,203)
Distributions From Paid In Capital:
Class N	—	—	(2,992,066)	(1,924,706)	—	—	—	—	—	—
Class A	—	—	(1,107,072)	(906,907)	—	—	—	—	—	—
Class C	—	—	(1,018,406)	(731,788)	—	—	—	—	—	—
Total Distributions to Shareholders	(3,124,415)	(2,676,918)	(9,216,218)	(9,925,851)	(1,431,181)	(1,657,557)	—	—	(4,682,390)	(5,267,075)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	31,114,732	26,805,380	33,193,976	59,506,155	12,243,447	11,821,827	9,668,935	19,642,140	11,238,721	14,380,469
Class A	4,944,773	7,478,894	10,795,276	32,835,909	2,890,580	2,730,333	2,600,999	2,239,845	2,527,980	7,270,669
Class C	1,700,297	1,313,889	6,193,711	20,947,149	925,221	982,704	1,008,278	671,518	1,389,655	1,348,348
Reinvestment of distributions
Class N	2,712,469	2,305,799	5,121,998	5,020,988	1,221,719	1,443,731	—	—	3,778,722	4,059,205
Class A	282,009	263,845	1,739,112	2,064,283	120,244	118,869	—	—	405,699	539,405
Class C	105,282	89,580	1,495,861	1,582,690	71,622	87,339	—	—	302,390	362,639
Cost of shares redeemed
Class N	(13,814,046)	(16,957,527)	(46,252,134)	(49,477,110)	(7,944,853)	(13,876,442)	(8,718,724)	(2,621,968)	(15,743,954)	(36,343,091)
Class A	(3,023,031)	(12,506,881)	(39,725,577)	(35,643,072)	(3,065,377)	(1,627,587)	(1,876,087)	(658,270)	(2,742,308)	(18,668,200)
Class C	(884,861)	(1,119,025)	(17,096,041)	(16,937,091)	(1,378,310)	(958,740)	(752,842)	(453,699)	(3,228,961)	(3,431,763)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	23,137,624	7,673,954	(44,533,818)	19,899,901	5,084,293	722,034	1,930,559	18,819,566	(2,072,056)	(30,482,319)

Total Increase (Decrease) in Net Assets	24,199,235	5,315,130	(50,550,726)	4,016,951	5,746,209	(786,890)	925,779	18,553,357	(1,749,999)	(37,978,213)

Net Assets:
Beginning of Year	85,486,953	80,171,823	288,305,067	284,288,116	50,474,938	51,261,828	33,752,399	15,199,042	98,108,366	136,086,579
End of Year *	$109,686,188	$85,486,953	$237,754,341	$288,305,067	$56,221,147	$50,474,938	$34,678,178	$33,752,399	$96,358,367	$98,108,366
* Includes accumulated net investment income (loss) at end of year	$12,588	$27,400	$(1,211,967)	$(1,394,669)	$3,392	$16,342	$(9,192)	$(42,659)	$167,801	$108,995

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham	Dunham		Dunham
	International Opportunity		Appreciation &		Alternative	Large Cap		Focused Large Cap
	Bond Fund		Income Fund		Dividend Fund	Value Fund		Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2016	Oct. 31, 2015	Oct. 31, 2016	Oct. 31, 2015	October 31, 2016^	Oct. 31, 2016	Oct. 31, 2015	Oct. 31, 2016	Oct. 31, 2015
Operations:
Net investment income (loss)	$111,654	$219,651	$687,222	$765,356	$27,264	$929,784	$496,880	$(491,313)	$(678,553)
Net realized gain (loss) from investments and foreign currency transactions	(745,497)	(3,043,314)	(2,201,104)	898,618	(150,017)	(1,062,540)	15,237,873	(1,355,084)	638,277
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	2,249,812	(1,185,869)	851,564	(2,532,611)	(367,817)	1,012,440	(15,021,215)	(1,728,147)	7,298,519
Net Increase (Decrease) in Net Assets Resulting From Operations	1,615,969	(4,009,532)	(662,318)	(868,637)	(490,570)	879,684	713,538	(3,574,544)	7,258,243

Distributions to Shareholders From:
Net Realized Gains:
Class N	—	—	(403,190)	(2,968,783)	—	(11,078,720)	—	(291,262)	—
Class A	—	—	(86,592)	(748,302)	—	(1,618,488)	—	(56,919)	—
Class C	—	—	(104,911)	(649,083)	—	(1,560,943)	—	(33,681)	—
Net Investment Income:
Class N	(26,161)	(20,234)	(786,055)	(287,785)	—	(494,656)	(323,640)	—	—
Class A	(1,468)	(1,136)	(158,001)	(61,328)	—	(56,644)	(42,004)	—	—
Class C	(112)	—	(157,682)	(23,109)	—	(12,668)	—	—	—
Total Distributions to Shareholders	(27,741)	(21,370)	(1,696,431)	(4,738,390)	—	(14,822,119)	(365,644)	(381,862)	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	5,357,077	12,663,574	2,852,756	6,612,666	24,751,166	7,574,814	10,056,662	12,060,706	18,681,958
Class A	929,673	4,644,903	754,836	1,658,013	12	1,925,829	2,688,351	4,522,263	9,683,964
Class C	349,149	674,903	993,090	2,201,019	424,059	739,554	1,091,246	1,855,230	1,171,037
Reinvestment of distributions
Class N	26,161	20,234	1,183,251	3,247,305	—	11,569,073	323,513	289,776	—
Class A	1,390	1,098	190,060	583,948	—	1,655,337	41,709	55,382	—
Class C	111	—	230,784	669,690	—	1,571,854	—	30,681	—
Cost of shares redeemed
Class N	(13,978,227)	(19,792,147)	(5,730,350)	(4,405,250)	(333,069)	(7,907,047)	(8,002,850)	(9,460,088)	(9,982,425)
Class A	(2,163,714)	(4,479,173)	(1,189,036)	(1,625,832)	—	(2,032,040)	(3,835,677)	(3,121,382)	(22,089,093)
Class C	(840,513)	(753,425)	(2,555,588)	(1,088,712)	(61)	(1,737,158)	(950,437)	(1,722,420)	(843,277)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	(10,318,893)	(7,020,033)	(3,270,197)	7,852,847	24,842,107	13,360,216	1,412,517	4,510,148	(3,377,836)

Total Increase (Decrease) in Net Assets	(8,730,665)	(11,050,935)	(5,628,946)	2,245,820	24,351,537	(582,219)	1,760,411	553,742	3,880,407

Net Assets:
Beginning of Period	36,780,272	47,831,207	29,377,025	27,131,205	$—	57,001,789	55,241,378	65,296,294	61,415,887
End of Period *	$28,049,607	$36,780,272	$23,748,079	$29,377,025	$24,351,537	$56,419,570	$57,001,789	$65,850,036	$65,296,294
* Includes accumulated net investment income (loss) at end of period	$(24,355)	$(70,155)	$466,372	$956,577	$30,441	$739,093	$373,351	$(402,872)	$(612,912)

^	Dunham Alternative Dividend Fund commenced operations on August 31, 2016

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	International		Real Estate		Small Cap		Emerging Markets		Small Cap
	Stock Fund		Stock Fund		Value Fund		Stock Fund		Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2016	Oct. 31, 2015	Oct. 31, 2016	Oct. 31, 2015	Oct. 31, 2016	Oct. 31, 2015	Oct. 31, 2016	Oct. 31, 2015	Oct. 31, 2016	Oct. 31, 2015
Operations:
Net investment income (loss)	$951,682	$(61,967)	$678,696	$330,722	$142,836	$(62,459)	$850,585	$220,476	$(182,879)	$(481,979)
Net realized gain (loss) from investments and foreign currency transactions	(5,590,409)	(522,400)	5,144,472	4,411,509	1,004,619	960,175	(3,164,352)	(4,267,938)	(256,335)	3,247,630
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	4,553,684	(2,388,134)	(2,930,583)	(2,058,419)	114,680	(1,248,260)	6,286,989	(4,292,625)	383,831	(1,058,568)

Net Increase (Decrease) in Net Assets Resulting From Operations	(85,043)	(2,972,501)	2,892,585	2,683,812	1,262,135	(350,544)	3,973,222	(8,340,087)	(55,383)	1,707,083

Distributions to Shareholders From:
Net Realized Gains:
Class N	—	(213,428)	(2,998,341)	(1,801,657)	(721,628)	(1,480,348)	—	—	(1,889,987)	(1,843,030)
Class A	—	(29,714)	(955,297)	(494,611)	(123,232)	(199,656)	—	—	(500,800)	(582,886)
Class C	—	(24,848)	(377,983)	(214,050)	(87,966)	(163,574)	—	—	(305,357)	(313,703)
Net Investment Income:
Class N	(43,319)	(1,143,359)	(353,676)	(214,891)	(13,002)	(55,192)	(286,567)	(471,950)	—	—
Class A	—	(136,048)	(86,476)	(48,514)	—	—	(20,580)	(46,968)	—	—
Class C	—	(70,549)	(4,842)	—	—	—	—	(18,608)	—	—
Distributions From Paid In Capital:
Class N	—	—	—	—	—	—	—	—	(54,926)	—
Class A	—	—	—	—	—	—	—	—	(14,554)	—
Class C	—	—	—	—	—	—	—	—	(8,874)	—
Total Distributions to Shareholders	(43,319)	(1,617,946)	(4,776,615)	(2,773,723)	(945,828)	(1,898,770)	(307,147)	(537,526)	(2,774,498)	(2,739,619)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	11,593,024	30,030,021	4,921,239	10,087,909	3,216,505	5,052,309	10,467,796	18,180,906	8,676,971	6,472,774
Class A	3,460,232	4,446,411	1,598,423	9,349,776	946,333	1,406,383	2,816,620	2,545,109	1,105,692	1,939,467
Class C	1,189,320	1,892,802	836,149	1,047,720	367,054	373,937	929,078	1,043,954	438,741	650,423
Reinvestment of distributions
Class N	43,140	1,356,407	3,276,127	1,959,665	734,047	1,534,285	286,387	471,942	1,940,454	1,836,187
Class A	—	146,152	1,027,941	537,515	119,701	197,400	20,108	46,050	363,529	414,220
Class C	—	94,504	351,559	205,692	87,856	163,312		18,512	313,976	312,902
Cost of shares redeemed
Class N	(9,905,060)	(8,142,350)	(14,843,844)	(15,912,244)	(4,020,261)	(6,542,402)	(10,120,339)	(4,402,409)	(5,872,142)	(5,627,001)
Class A	(2,206,684)	(2,889,429)	(3,203,589)	(3,240,007)	(1,114,590)	(801,068)	(1,487,050)	(1,122,138)	(1,667,965)	(2,284,547)
Class C	(1,909,025)	(833,335)	(1,626,251)	(1,555,919)	(606,898)	(428,369)	(1,010,559)	(764,943)	(1,405,211)	(801,682)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	2,264,947	26,101,183	(7,662,246)	2,480,107	(270,253)	955,787	1,902,041	16,016,983	3,894,045	2,912,743

Total Increase (Decrease) in Net Assets	2,136,585	21,510,736	(9,546,276)	2,390,196	46,054	(1,293,527)	5,568,116	7,139,370	1,064,164	1,880,207

Net Assets:
Beginning of Year	93,291,526	71,780,790	47,611,845	45,221,649	28,251,604	29,545,131	50,640,922	43,501,552	32,640,451	30,760,244
End of Year *	$95,428,111	$93,291,526	$38,065,569	$47,611,845	$28,297,658	$28,251,604	$56,209,038	$50,640,922	$33,704,615	$32,640,451
* Includes accumulated net investment income (loss) at end of period	$(161,564)	$(322,883)	$440,040	$206,337	$129,834	$—	$528,087	$108,161	$(123,870)	$—

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Floating Rate Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N			Class A			Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2016	2015	2014*	2016	2015	2014*	2016	2015	2014*

Net asset value, beginning of year	$9.60	$9.87	$10.00	$9.59	$9.87	$10.00	$9.59	$9.86	$10.00
Income (loss) from investment operations:
Net investment income**	0.33	0.32	0.29	0.31	0.30	0.28	0.26	0.24	0.22
Net realized and unrealized gain (loss)	0.10	(0.27)	(0.15)	0.11	(0.28)	(0.16)	0.10	(0.26)	(0.16)
Total income (loss) from investment operations	0.43	0.05	0.14	0.42	0.02	0.12	0.36	(0.02)	0.06
Less distributions:
Distributions from net investment income	(0.33)	(0.32)	(0.27)	(0.31)	(0.30)	(0.25)	(0.26)	(0.25)	(0.20)
Total distributions	(0.33)	(0.32)	(0.27)	(0.31)	(0.30)	(0.25)	(0.26)	(0.25)	(0.20)
Net asset value, end of year	$9.70	$9.60	$9.87	$9.70	$9.59	$9.87	$9.69	$9.59	$9.86

Total return +	4.63%	0.51%	1.43%	4.49%	0.16%	1.20%	3.87%	(0.23)%	0.63%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$94,219	$73,316	$63,120	$10,923	$8,598	$13,664	$4,545	$3,573	$3,888

Ratios of expenses to average net assets:	1.34%	1.27%	1.27%	1.59%	1.52%	1.52%	2.10%	2.02%	2.02%
Ratios of net investment income to average net assets:	3.24%	3.24%	2.87%	3.49%	2.99%	2.84%	2.74%	2.49%	2.24%

Portfolio turnover rate	62%	51%	50%	62%	51%	50%	62%	51%	50%

*	The Fund commenced operations on November 1, 2013.

**	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended
	October 31,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$36.36	$38.16	$38.47	$37.22	$35.87
Income (loss) from investment operations:
Net investment income (loss)*	0.14	(0.18)	0.17	0.36	0.14
Net realized and unrealized gain (loss)	0.49	(0.39)	1.35	2.13	2.41
Total income (loss) from investment operations	0.63	(0.57)	1.52	2.49	2.55
Less distributions:
Distributions from net investment income	(0.55)	—	—	(0.41)	(0.22)
Distributions from net realized gains	—	(0.80)	(1.59)	(0.83)	(0.32)
Tax return of capital	(0.70)	(0.43)	(0.24)	0.00	(0.66)
Total distributions	(1.25)	(1.23)	(1.83)	(1.24)	(1.20)
Net asset value, end of year	$35.74	$36.36	$38.16	$38.47	$37.22

Total return +	1.79%	(1.53)%	4.01%	6.75%	7.19%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$153,084	$163,843	$156,964	$161,347	$127,346
Ratios of expenses to average net assets:
After waivers	1.85%	2.09%	2.53%	2.23%	2.75%
Dividends/borrowings on short sales	0.61%	0.47%	0.59%	0.24%	0.52%
Excluding dividends/borrowings on short sales:
Before fee waivers	1.26%	2.17%	2.11%	2.10%	2.23%
After fee waivers	1.24%	1.62%	1.94%	1.99%	2.23%
Ratios of net investment income (loss) to average net assets:
Before fee waivers	0.39%	(0.56)%	0.26%	0.84%	0.39%
After fee waivers	0.40%	(0.48)%	0.43%	0.95%	0.39%
Portfolio turnover rate	208%	155%	229%	227%	205%

	Class A					Class C
	Year Ended					Year Ended
	October 31,					October 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

Net asset value, beginning of year	$35.63	$37.52	$37.95	$36.82	$35.58	$29.99	$32.01	$32.87	$32.29	$31.55
Income (loss) from investment operations:
Net investment income (loss)*	0.13	(0.27)	0.07	0.24	0.03	(0.14)	(0.46)	(0.20)	(0.07)	(0.18)
Net realized and unrealized gain (loss)	0.39	(0.39)	1.33	2.13	2.40	0.34	(0.33)	1.17	1.89	2.09
Total income (loss) from investment operations	0.52	(0.66)	1.40	2.37	2.43	0.20	(0.79)	0.97	1.82	1.91
Less distributions:
Distributions from net investment income	(0.55)	—	—	(0.41)	(0.21)	(0.55)	—	—	(0.41)	(0.19)
Distributions from net realized gains	—	(0.80)	(1.59)	(0.83)	(0.32)	—	(0.80)	(1.59)	(0.83)	(0.32)
Tax return of capital	(0.70)	(0.43)	(0.24)	0.00	(0.66)	(0.70)	(0.43)	(0.24)	0.00	(0.66)
Total distributions	(1.25)	(1.23)	(1.83)	(1.24)	(1.19)	(1.25)	(1.23)	(1.83)	(1.24)	(1.17)
Net asset value, end of year	$34.90	$35.63	$37.52	$37.95	$36.82	$28.94	$29.99	$32.01	$32.87	$32.29

Total return +	1.54%	(1.80)%	3.74%	6.50%	6.92%	0.75%	(2.53)%	2.99%	5.71%	6.13%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$45,552	$74,247	$79,132	$68,427	$51,485	$39,118	$50,215	$48,193	$37,577	$30,206
Ratios of expenses to average net assets:
After waivers	2.06%	2.33%	2.78%	2.48%	3.00%	2.83%	3.09%	3.53%	3.23%	3.75%
Dividends/borrowings on short sales	0.59%	0.47%	0.59%	0.24%	0.52%	0.60%	0.47%	0.59%	0.24%	0.52%
Excluding dividends/borrowings on short sales:
Before fee waivers	1.49%	2.42%	2.36%	2.34%	2.48%	2.24%	3.16%	3.11%	3.10%	3.23%
After fee waivers	1.48%	1.86%	2.19%	2.24%	2.48%	2.23%	2.62%	2.94%	2.99%	3.23%
Ratios of net investment income (loss) to average net assets:
Before fee waivers	0.36%	(0.79)%	0.01%	0.52%	0.14%	(0.50)%	(1.54)%	(0.74)%	(0.32)%	(0.61)%
After fee waivers	0.37%	(0.71)%	0.18%	0.63%	0.14%	(0.48)%	(1.46)%	(0.57)%	(0.21)%	(0.61)%
Portfolio turnover rate	208%	155%	229%	227%	205%	208%	155%	229%	227%	205%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$13.75	$14.14	$14.07	$14.74	$14.32
Income from investment operations:
Net investment income*	0.36	0.42	0.38	0.37	0.36
Net realized and unrealized gain (loss)	0.19	(0.37)	0.16	(0.36)	0.77
Total income from investment operations	0.55	0.05	0.54	0.01	1.13
Less distributions:
Distributions from net investment income	(0.38)	(0.44)	(0.42)	(0.41)	(0.42)
Distributions from net realized gains	—	—	(0.05)	(0.27)	(0.29)
Total distributions	(0.38)	(0.44)	(0.47)	(0.68)	(0.71)
Net asset value, end of year	$13.92	$13.75	$14.14	$14.07	$14.74

Total return +#	4.09%	0.36%	3.85%	0.09%	8.10%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$48,025	$41,989	$43,888	$81,201	$103,912
Ratios of expenses to average net assets:	1.13%	1.06%	1.37%	1.21%	1.14%
Ratios of net investment income to average net assets:	2.61%	3.00%	2.69%	2.56%	2.50%
Portfolio turnover rate	58%	54%	60%	173%	211%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

Net asset value, beginning of year	$13.73	$14.13	$14.06	$14.73	$14.31	$13.65	$14.05	$13.98	$14.64	$14.23
Income (loss) from investment operations:
Net investment income*	0.33	0.38	0.35	0.34	0.29	0.26	0.31	0.27	0.26	0.27
Net realized and unrealized gain (loss)	0.19	(0.37)	0.15	(0.36)	0.79	0.18	(0.37)	0.16	(0.35)	0.74
Total income (loss) from investment operations	0.52	0.01	0.50	(0.02)	1.08	0.44	(0.06)	0.43	(0.09)	1.01
Less distributions:
Distributions from net investment income	(0.35)	(0.41)	(0.38)	(0.38)	(0.37)	(0.28)	(0.34)	(0.31)	(0.30)	(0.31)
Distributions from net realized gains	—	—	(0.05)	(0.27)	(0.29)	—	—	(0.05)	(0.27)	(0.29)
Total distributions	(0.35)	(0.41)	(0.43)	(0.65)	(0.66)	(0.28)	(0.34)	(0.36)	(0.57)	(0.60)
Net asset value, end of year	$13.90	$13.73	$14.13	$14.06	$14.73	$13.81	$13.65	$14.05	$13.98	$14.64

Total return + #	3.86%	0.04%	3.59%	(0.15)%	7.78%	3.27%	(0.45)%	3.08%	(0.59)%	7.30%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$4,832	$4,788	$3,684	$6,888	$3,598	$3,364	$3,698	$3,690	$7,733	$9,007
Ratios of expenses to average net assets:	1.38%	1.31%	1.62%	1.46%	1.39%	1.88%	1.81%	2.12%	1.96%	1.89%
Ratios of net investment income to average net assets:	2.40%	2.74%	2.44%	2.37%	2.25%	1.89%	2.27%	1.94%	1.80%	1.75%
Portfolio turnover rate	58%	54%	60%	173%	211%	58%	54%	60%	173%	211%

*	The net investment income per share data was determined using the average shares outstanding throughout each year

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of share

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Dynamic Macro Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year

	Class N
	Year Ended October 31,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$9.81	$9.65	$9.67	$9.95	$10.10
Income from investment operations:
Net investment income (loss) *	(0.00)	(0.14)	0.19	0.33	0.30
Net realized and unrealized gain (loss) **	(0.26)	0.30	(0.02)	(0.25)	0.02
Total income from investment operations	(0.26)	0.16	0.17	0.08	0.32
Less distributions:
Distributions from net investment income	—	—	(0.19)	(0.33)	(0.35)
Tax return of capital	—	—	—	(0.03)	(0.12)
Total distributions	—	—	(0.19)	(0.36)	(0.47)
Net asset value, end of year	$9.55	$9.81	$9.65	$9.67	$9.95

Total return + #	(2.68)%	1.66%	1.80%	0.80%	3.29%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$28,650	$28,518	$11,758	$7,185	$9,002

Ratios of expenses to average net assets:	1.63%	2.15%	1.90%	1.67%	2.28%
Ratios of net investment income (loss) to average net assets:	(0.03)%	(1.37)%	1.96%	3.35%	2.94%
Portfolio turnover rate	54%	70%	238%	292%	418%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

Net asset value, beginning of year	$9.81	$9.68	$9.70	$9.98	$10.06	$9.58	$9.52	$9.56	$9.86	$9.96
Income (loss) from investment operations:
Net investment income (loss) *	(0.02)	(0.14)	0.18	0.31	0.26	(0.09)	(0.26)	0.11	0.23	0.17
Net realized and unrealized gain (loss) **	(0.27)	0.27	(0.04)	(0.25)	0.03	(0.26)	0.32	(0.04)	(0.26)	0.05
Total income (loss) from investment operations	(0.29)	0.13	0.14	0.06	0.29	(0.35)	0.06	0.07	(0.03)	0.22
Less distributions:
Distributions from net investment income	—	—	(0.16)	(0.31)	(0.25)	—	—	(0.11)	(0.24)	(0.20)
Tax return of capital	—	—	—	(0.03)	(0.12)	—	—	—	(0.03)	(0.12)
Total distributions	—	—	(0.16)	(0.34)	(0.37)	—	—	(0.11)	(0.27)	(0.32)
Net asset value, end of year	$9.52	$9.81	$9.68	$9.70	$9.98	$9.23	$9.58	$9.52	$9.56	$9.86

Total return + #	(2.95)%	1.34%	1.52%	0.55%	3.00%	(3.66)%	0.63%	0.78%	(0.29)%	2.27%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$3,897	$3,296	$1,729	$1,782	$2,230	$2,131	$1,938	$1,712	$2,053	$1,786

Ratios of expenses to average net assets:	1.88%	2.40%	2.15%	1.92%	2.53%	2.63%	3.15%	2.90%	2.67%	3.28%
Ratios of net investment income (loss) to average net assets:	(0.26)%	(1.63)%	1.92%	3.13%	2.69%	(1.02)%	(2.35)%	1.19%	2.38%	1.94%
Portfolio turnover rate	54%	70%	238%	292%	418%	54%	70%	238%	292%	418%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

**	The amount of net realized and unrealized gain (loss) on investment per share for the years ended October 31, 2015 and 2014 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year

	Class N
	Year Ended
	October 31,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$8.92	$9.51	$9.61	$9.52	$9.08
Income (loss) from investment operations:
Net investment income*	0.44	0.44	0.46	0.47	0.53
Net realized and unrealized gain (loss)	0.02	(0.59)	(0.10)	0.09	0.44
Total income (loss) from investment operations	0.46	(0.15)	0.36	0.56	0.97
Less distributions:
Distributions from net investment income	(0.44)	(0.44)	(0.46)	(0.47)	(0.53)
Total distributions	(0.44)	(0.44)	(0.46)	(0.47)	(0.53)
Net asset value, end of year	$8.94	$8.92	$9.51	$9.61	$9.52

Total return +	5.39%	(1.63)%	3.77%	6.05%	10.96%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$78,194	$78,654	$102,412	$134,487	$114,810

Ratios of expenses to average net assets:	1.08%	1.02%	1.09%	1.11%	1.23%
Ratios of net investment income to average net assets:	5.09%	4.77%	4.72%	4.89%	5.70%

Portfolio turnover rate	62%	51%	62%	94%	58%

	Class A					Class C
	Year Ended					Year Ended
	October 31,					October 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

Net asset value, beginning of year	$8.99	$9.58	$9.68	$9.59	$9.15	$8.86	$9.46	$9.55	$9.47	$9.04
Income (loss) from investment operations:
Net investment income*	0.42	0.41	0.44	0.45	0.51	0.37	0.37	0.38	0.40	0.47
Net realized and unrealized gain (loss)	0.03	(0.59)	(0.10)	0.09	0.44	0.02	(0.60)	(0.08)	0.08	0.43
Total income (loss) from investment operations	0.45	(0.18)	0.34	0.54	0.95	0.39	(0.23)	0.30	0.48	0.90
Less distributions:
Distributions from net investment income	(0.42)	(0.41)	(0.44)	(0.45)	(0.51)	(0.37)	(0.37)	(0.39)	(0.40)	(0.47)
Total distributions	(0.42)	(0.41)	(0.44)	(0.45)	(0.51)	(0.37)	(0.37)	(0.39)	(0.40)	(0.47)
Net asset value, end of year	$9.02	$8.99	$9.58	$9.68	$9.59	$8.88	$8.86	$9.46	$9.55	$9.47

Total return +	5.21%	(1.88)%	3.49%	5.74%	10.70%	4.65%	(2.47)%	3.13%	5.17%	10.19%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$10,478	$10,224	$22,022	$19,888	$13,722	$7,687	$9,231	$11,652	$13,741	$14,457

Ratios of expenses to average net assets:	1.33%	1.27%	1.34%	1.36%	1.48%	1.83%	1.77%	1.84%	1.86%	1.98%
Ratios of net investment income to average net assets:	4.84%	4.52%	4.47%	4.64%	5.45%	4.34%	4.02%	3.97%	4.15%	4.95%

Portfolio turnover rate	62%	51%	62%	94%	58%	62%	51%	62%	94%	58%

*	The net investment income per share data was determined using the average shares outstanding throughout each year

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Opportunity Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding for each year

	Class N			Class A				Class C
	Year Ended October 31,			Year Ended October 31,				Year Ended October 31,
	2016	2015	2014*	2016		2015	2014*	2016		2015	2014*

Net asset value, beginning of year	$8.92	$9.64	$10.00	$8.90		$9.64	$10.00	$8.84		$9.62	$10.00
Income (loss) from investment operations:
Net investment income (loss)**	0.04	0.05	0.07	0.01		0.02	0.04	(0.03)		(0.02)	(0.01)
Net realized and unrealized gain (loss)	0.42	(0.77)	(0.37)	0.41		(0.76)	(0.36)	0.41		(0.76)	(0.36)
Total income (loss) from investment operations	0.46	(0.72)	(0.30)	0.42		(0.74)	(0.32)	0.38		(0.78)	(0.37)
Less distributions:
Distributions from net investment income	(0.01)	—	—	(0.00	) (a)	—	—	(0.00	) (a)	—	—
Tax return of capital	—	—	(0.06)	—		—	(0.04)	—		—	(0.01)
Total distributions	(0.01)	—	(0.06)	(0.00	) (a)	—	(0.04)	(0.00	) (a)	—	(0.01)
Net asset value, end of year	$9.37	$8.92	$9.64	$9.32		$8.90	$9.64	$9.22		$8.84	$9.62

Total return +	5.14%	(7.42)%	(2.99)%	4.77%		(7.65)%	(3.22)%	4.31%		(8.11)%	(3.72)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$24,728	$31,935	$42,440	$2,118		$3,208	$3,513	$1,204		$1,638	$1,879

Ratios of expenses to average net assets	1.28%	1.38%	1.38%	1.53%		1.63%	1.63%	2.03%		2.13%	2.13%
Ratios of net investment income (loss) to average net assets	0.41%	0.52%	0.66%	0.10%		0.29%	0.41%	(0.33)%		(0.24)%	(0.09)%

Portfolio turnover rate	64%	52%	60%	64%		52%	60%	64%		52%	60%

*	The Fund commenced operations on November 1, 2013.

**	The net investment income (loss) per share data was determined using the average shares outstanding throughout the year

(a)	Represents less than $0.01 per share.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Appreciation & Income Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year

	Class N
	Year Ended
	October 31,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$8.75	$10.88	$10.09	$8.90	$8.86
Income (loss) from investment operations:
Net investment income*	0.23	0.27	0.11	0.16	0.10
Net realized and unrealized gain (loss)	(0.39)	(0.51)	0.83	1.28	0.05
Total income (loss) from investment operations	(0.16)	(0.24)	0.94	1.44	0.15
Less distributions:
Distributions from net investment income	(0.36)	(0.17)	(0.15)	(0.25)	(0.11)
Distributions from net realized gains	(0.18)	(1.72)	—	—	—
Total distributions	(0.54)	(1.89)	(0.15)	(0.25)	(0.11)
Net asset value, end of year	$8.05	$8.75	$10.88	$10.09	$8.90

Total return +	(1.92)%	(2.67)%	9.37%	16.59%	1.83%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$16,929	$20,210	$18,576	$15,855	$23,843

Ratios of expenses to average net assets:	1.42%	1.34%	1.44%	1.39%	1.60%
Ratios of net investment income to average net assets:	2.83%	2.83%	1.07%	1.70%	1.13%

Portfolio turnover rate	96%	82%	129%	62%	51%

	Class A					Class C
	Year Ended					Year Ended
	October 31,					October 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

Net asset value, beginning of year	$8.73	$10.85	$10.06	$8.88	$8.83	$8.56	$10.66	$9.90	$8.74	$8.70
Income (loss) from investment operations:
Net investment income (loss)*	0.20	0.24	0.09	0.13	0.08	0.14	0.18	0.01	0.06	0.01
Net realized and unrealized gain (loss)	(0.39)	(0.50)	0.82	1.27	0.06	(0.39)	(0.50)	0.80	1.26	0.06
Total income (loss) from investment operations	(0.19)	(0.26)	0.91	1.40	0.14	(0.25)	(0.32)	0.81	1.32	0.07
Less distributions:
Distributions from net investment income	(0.33)	(0.14)	(0.12)	(0.22)	(0.09)	(0.27)	(0.06)	(0.05)	(0.16)	(0.03)
Distributions from net realized gains	(0.18)	(1.72)	—	—	—	(0.18)	(1.72)	—	—	—
Total distributions	(0.51)	(1.86)	(0.12)	(0.22)	(0.09)	(0.45)	(1.78)	(0.05)	(0.16)	(0.03)
Net asset value, end of year	$8.03	$8.73	$10.85	$10.06	$8.88	$7.86	$8.56	$10.66	$9.90	$8.74

Total return +	(2.19)%	(2.84)%	9.10%	16.21%	1.63%	(2.95)%	(3.53)%	8.21%	15.35%	0.84%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$3,638	$4,211	$4,509	$4,368	$4,470	$3,181	$4,956	$4,046	$3,765	$3,867

Ratios of expenses to average net assets:	1.67%	1.59%	1.69%	1.64%	1.85%	2.44%	2.34%	2.44%	2.39%	2.60%
Ratios of net investment income (loss) to average net assets:	2.57%	2.56%	0.83%	1.45%	0.88%	1.81%	1.91%	0.08%	0.70%	0.13%

Portfolio turnover rate	96%	82%	129%	62%	51%	96%	82%	129%	62%	51%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Alternative Dividend Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout the Period

	Class N		Class A		Class C
	Period Ended		Period Ended		Period Ended
	October 31,		October 31,		October 31,
	2016*		2016*		2016*

Net asset value, beginning of period	$12.00		$12.00		$12.00
Income (loss) from investment operations:
Net investment income**	0.02		0.08		0.01
Net realized and unrealized loss	(0.30)		(0.36)		(0.30)
Total loss from investment operations	(0.28)		(0.28)		(0.29)
Net asset value, end of period	$11.72		$11.72		$11.71

Total return +	(2.33)%		(2.33)%		(2.42)%
Ratios/Supplemental Data:
Net assets, end of period	$23,934		$12		$418

Ratios of expenses to average net assets: ^	1.88%		2.61%		2.74%
Ratios of net investment income to average net assets: ^	0.86%		4.18%		0.44%

Portfolio turnover rate	41	% (1)	41	% (1)	41	% (1)

*	The Fund commenced operations on August 31, 2016.

**	The net investment income per share data was determined using the average shares outstanding throughout the period.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Not annualized.

^	Annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$16.32	$16.21	$14.55	$11.74	$10.60
Income from investment operations:
Net investment income *	0.22	0.17	0.13	0.16	0.12
Net realized and unrealized gain (loss)	(0.04)	0.06	1.70	2.78	1.07
Total income from investment operations	0.18	0.23	1.83	2.94	1.19
Less distributions:
Distributions from net investment income	(0.18)	(0.12)	(0.17)	(0.13)	(0.05)
Distributions from net realized gains	(4.10)	—	—	—	—
Total distributions	(4.28)	(0.12)	(0.17)	(0.13)	(0.05)
Net asset value, end of year	$12.22	$16.32	$16.21	$14.55	$11.74

Total return +,#	1.73%	1.41%	12.64%	25.30%	11.29%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$45,026	$44,620	$41,917	$37,688	$37,650

Ratios of expenses to average net assets:	0.93%	1.12%	1.26%	1.00%	1.17%
Ratios of net investment income to average net assets:	1.81%	1.03%	0.82%	1.25%	1.04%

Portfolio turnover rate	59%	101%	22%	16%	30%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

Net asset value, beginning of year	$16.26	$16.16	$14.52	$11.72	$10.57	$15.74	$15.68	$14.09	$11.36	$10.31
Income from investment operations:
Net investment income (loss)*	0.19	0.13	0.09	0.13	0.09	0.10	0.00 (a)	(0.03)	0.03	0.00 (a)
Net realized and unrealized gain (loss)	(0.05)	0.06	1.69	2.77	1.08	(0.06)	0.06	1.65	2.71	1.05
Total income from investment operations	0.14	0.19	1.78	2.90	1.17	0.04	0.06	1.62	2.74	1.05
Less distributions:
Distributions from net investment income	(0.14)	(0.09)	(0.14)	(0.10)	(0.02)	(0.03)	—	(0.03)	(0.01)	—
Distributions from net realized gains	(4.10)	—	—	—	—	(4.10)	—	—	—	—
Total distributions	(4.24)	(0.09)	(0.14)	(0.10)	(0.02)	(4.13)	—	(0.03)	(0.01)	—
Net asset value, end of year	$12.16	$16.26	$16.16	$14.52	$11.72	$11.65	$15.74	$15.68	$14.09	$11.36

Total return +, #	1.43%	1.15%	12.31%	24.99%	11.04%	0.66%	0.38%	11.49%	24.09%	10.18%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$6,544	$6,577	$7,685	$4,980	$2,969	$4,850	$5,805	$5,639	$5,029	$5,431

Ratios of expenses to average net assets:	1.18%	1.37%	1.51%	1.25%	1.42%	1.93%	2.12%	2.26%	2.00%	2.17%
Ratios of net investment income (loss)to average net assets:	1.57%	0.78%	0.57%	0.99%	0.79%	0.83%	0.03%	(0.18)%	0.25%	0.04%

Portfolio turnover rate	59%	101%	22%	16%	30%	59%	101%	22%	16%	30%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(a)	Represents less than $0.01 per share.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2016	2015	2014	2013	2012*

Net asset value, beginning of period	$16.97	$15.01	$14.02	$10.42	$10.00
Income (loss) from investment operations:
Net investment loss**	(0.10)	(0.16)	(0.11)	(0.10)	(0.16)
Net realized and unrealized gain (loss)	(0.86)	2.12	1.29	3.70	0.58
Total income (loss) from investment operations	(0.96)	1.96	1.18	3.60	0.42
Less distributions:
Distributions from net realized gains	(0.09)	—	(0.19)	—	—
Total distributions	(0.09)	—	(0.19)	—	—
Net asset value, end of period	$15.92	$16.97	$15.01	$14.02	$10.42

Total return +	(5.66)%	13.06%	8.48%	34.55%	4.20%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$51,242	$51,312	$37,106	$814	$450
Ratios of expenses to average net assets:
Before fee waivers ^	1.20%	1.34%	1.16%	1.71%	2.11%
After fee waivers ^	1.20%	1.34%	1.16%	1.69%	1.80%
Ratios of net investment loss to average net assets:
Before fee waivers ^	(0.64)%	(1.00)%	(0.76)%	(0.70)%	(1.06)%
After fee waivers ^	(0.64)%	(1.00)%	(0.76)%	(0.67)%	(0.75)%
Portfolio turnover rate	29%	45%	29%	91%	27	% (1)

	Class A						Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,		October 31,	October 31,	October 31,	October 31,	October 31,
	2016	2015	2014	2103	2012		2016	2015	2014	2103	2012*

Net asset value, beginning of period	$16.80	$14.91	$13.96	$10.39	$10.00		$16.33	$14.59	$13.76	$10.33	$10.00
Income (loss) from investment operations:
Net investment loss**	(0.14)	(0.19)	(0.21)	(0.11)	(0.09)		(0.25)	(0.31)	(0.26)	(0.26)	(0.30)
Net realized and unrealized gain (loss)	(0.84)	2.08	1.35	3.68	0.48		(0.82)	2.05	1.28	3.69	0.63
Total income (loss) from investment operations	(0.98)	1.89	1.14	3.57	0.39		(1.07)	1.74	1.02	3.43	0.33
Less distributions:
Distributions from net realized gains	(0.09)	—	(0.19)	—	—		(0.09)	—	(0.19)	—	—
Total distributions	(0.09)	—	(0.19)	0.00	0.00		(0.09)	—	(0.19)	—	—
Net asset value, end of period	$15.73	$16.80	$14.91	$13.96	$10.39		$15.17	$16.33	$14.59	$13.76	$10.33

Total return +	(5.84)%	12.68%	8.23%	34.36%	3.90%		(6.56)%	11.93%	7.47%	33.20%	3.30%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$9,620	$8,762	$19,949	$11,399	$10,344		$4,988	$5,222	$4,361	$510	$146
Ratios of expenses to average net assets:
Before fee waivers ^	1.45%	1.59%	1.41%	1.96%	2.36%		2.20%	2.34%	2.16%	2.71%	3.11%
After fee waivers ^	1.45%	1.59%	1.41%	1.94%	2.05%		2.20%	2.34%	2.16%	2.69%	2.80%
Ratios of net investment loss to average net assets:
Before fee waivers ^	(0.91)%	(1.20)%	(1.48)%	(0.95)%	(1.31)%		(1.67)%	(2.00)%	(1.87)%	(1.70)%	(2.06)%
After fee waivers ^	(0.91)%	(1.20)%	(1.48)%	(0.92)%	(1.00)%		(1.67)%	(2.00)%	(1.87)%	(1.67)%	(1.75)%
Portfolio turnover rate	29%	45%	29%	91%	27	% (1)	29%	45%	29%	91%	27	% (1)

*	The Fund commenced operations on December 8, 2011.

**	The net investment loss per share data was determined using the average shares outstanding throughout each period.

^	Annualized for periods less than a year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$14.24	$15.21	$15.22	$12.05	$11.85
Income (loss) from investment operations:
Net investment income *	0.16	0.00	0.15	0.07	0.14
Net realized and unrealized gain (loss)	(0.15)	(0.61)	0.10	3.24	0.22
Total income (loss) from investment operations	0.01	(0.61)	0.25	3.31	0.36
Less distributions:
Distributions from net investment income	(0.01)	(0.30)	(0.26)	(0.14)	(0.16)
Distributions from net realized gains	—	(0.06)	—	—	—
Total distributions	(0.01)	(0.36)	(0.26)	(0.14)	(0.16)
Net asset value, end of year	$14.24	$14.24	$15.21	$15.22	$12.05

Total return + #	0.06%	(4.10)%	1.66%	27.64%	3.16%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$78,640	$76,992	$57,359	$49,815	$44,947

Ratios of expenses to average net assets:	1.63%	2.04%	2.04%	2.11%	1.97%
Ratios of net investment income to average net assets:	1.17%	0.03%	0.99%	0.52%	1.24%

Portfolio turnover rate	143%	125%	117%	131%	142%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2016	2015	2014	2013	2012	2016	2015	2014		2013	2012

Net asset value, beginning of year	$14.21	$15.16	$15.19	$12.03	$11.84	$13.73	$14.68	$14.70		$11.64	$11.44
Income (loss) from investment operations:
Net investment income (loss)*	0.13	(0.03)	0.15	0.06	0.10	0.03	(0.14)	(0.00	) (a)	(0.06)	0.03
Net realized and unrealized gain (loss)	(0.17)	(0.60)	0.06	3.22	0.22	(0.16)	(0.59)	0.10		3.13	0.21
Total income (loss) from investment operations	(0.04)	(0.63)	0.21	3.28	0.32	(0.13)	(0.73)	0.10		3.07	0.24
Less distributions:
Distributions from net investment income	—	(0.26)	(0.24)	(0.12)	(0.13)	—	(0.16)	(0.12)		(0.01)	(0.04)
Distributions from net realized gains	—	(0.06)	—	—	—	—	(0.06)	—		—	—
Total distributions	—	(0.32)	(0.24)	(0.12)	(0.13)	—	(0.22)	(0.12)		(0.01)	(0.04)
Net asset value, end of year	$14.17	$14.21	$15.16	$15.19	$12.03	$13.60	$13.73	$14.68		$14.70	$11.64

Total return + #	(0.28)%	(4.26)%	1.35%	27.40%	2.80%	(0.95)%	(5.06)%	0.67%		26.40%	2.10%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$10,305	$9,032	$7,871	$4,741	$1,580	$6,483	$7,268	$6,551		$5,627	$5,881

Ratios of expenses to average net assets:	1.88%	2.29%	2.29%	2.36%	2.22%	2.63%	3.04%	3.04%		3.11%	2.97%
Ratios of net investment income (loss) to average net assets:	0.93%	(0.19)%	0.97%	0.41%	0.99%	0.20%	(0.94)%	(0.02)%		(0.46)%	0.24%

Portfolio turnover rate	143%	125%	117%	131%	142%	143%	125%	117%		131%	142%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions

(a)	Represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year

	Class N
	Year Ended
	October 31,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$19.23	$19.27	$16.53	$15.79	$13.80
Income from investment operations:
Net investment income *	0.32	0.15	0.13	0.23	0.21
Net realized and unrealized gain	0.73	0.85	3.20	1.27	1.90
Total income from investment operations	1.05	1.00	3.33	1.50	2.11
Less distributions:
Distributions from net investment income	(0.21)	(0.11)	(0.20)	(0.23)	(0.12)
Distributions from net realized gains	(1.76)	(0.93)	(0.39)	(0.53)	—
Total distributions	(1.97)	(1.04)	(0.59)	(0.76)	(0.12)
Net asset value, end of year	$18.31	$19.23	$19.27	$16.53	$15.79

Total return +	5.77%	5.13%	21.09%	9.85%	15.46%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$25,479	$33,379	$37,143	$33,545	$20,424

Ratios of expenses to average net assets:	1.21%	1.64%	1.59%	1.30%	1.46%
Ratios of net investment income to average net assets:	1.74%	0.80%	0.77%	1.40%	1.42%

Portfolio turnover rate	110%	110%	97%	163%	123%

	Class A					Class C
	Year Ended					Year Ended
	October 31,					October 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

Net asset value, beginning of year	$19.26	$19.33	$16.55	$15.77	$13.80	50$18.	65$18.	$16.02	$15.33	$13.40
Income from investment operations:
Net investment income (loss) *	0.27	0.10	0.08	0.15	0.21	0.13	(0.04)	(0.04)	0.07	0.07
Net realized and unrealized gain	0.74	0.85	3.22	1.31	1.87	0.70	0.82	3.11	1.23	1.86
Total income from investment operations	1.01	0.95	3.30	1.46	2.08	0.83	0.78	3.07	1.30	1.93
Less distributions:
Distributions from net investment income	(0.16)	(0.09)	(0.13)	(0.15)	(0.11)	(0.02)	0.00	(0.05)	(0.08)	0.00
Distributions from net realized gains	(1.76)	(0.93)	(0.39)	(0.53)	—	(1.76)	(0.93)	(0.39)	(0.53)	—
Total distributions	(1.92)	(1.02)	(0.52)	(0.68)	(0.11)	(1.78)	(0.93)	(0.44)	(0.61)	0.00
Net asset value, end of year	$18.35	$19.26	$19.33	$16.55	$15.77	$17.55	$18.50	$18.65	$16.02	$15.33

Total return +	5.54%	4.85%	20.73%	9.60%	15.20%	4.73%	4.08%	19.88%	8.73%	14.40%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$9,376	10,386 $	$3,913	$2,539	$709	$3,211	$3,847	$4,166	$2,684	$2,370

Ratios of expenses to average net assets:	1.45%	1.89%	1.84%	1.55%	1.71%	2.21%	2.64%	2.59%	2.30%	2.46%
Ratios of net investment income (loss) to average net assets:	1.45%	0.53%	0.48%	1.15%	1.17%	0.70%	(0.21)%	(0.24)%	0.40%	0.42%

Portfolio turnover rate	110%	110%	97%	163%	123%	110%	110%	97%	163%	123%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year

	Class N
	Year Ended October 31,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$14.27	$15.45	$14.65	$11.21	$10.44
Income (loss) from investment operations:
Net investment income (loss) *	0.09	(0.01)	0.04	0.07	0.00 (a)
Net realized and unrealized gain (loss)	0.54	(0.18)	1.45	3.40	0.77
Total income (loss) from investment operations	0.63	(0.19)	1.49	3.47	0.77
Less distributions:
Distributions from net investment income	(0.01)	(0.04)	(0.02)	(0.03)	—
Distributions from net realized gains	(0.48)	(0.95)	(0.67)	—	—
Total distributions	(0.49)	(0.99)	(0.69)	(0.03)	—
Net asset value, end of year	$14.41	$14.27	$15.45	$14.65	$11.21

Total return + #	4.58%	(1.59)%	10.30%	31.05%	7.38%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$22,254	$22,068	$23,783	$16,640	$15,764

Ratios of expenses to average net assets:	1.48%	1.79%	1.45%	1.29%	2.02%
Ratios of net investment income (loss) to average net assets:	0.64%	(0.10)%	0.27%	0.62%	0.04%

Portfolio turnover rate	129%	122%	106%	147%	62%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

Net asset value, beginning of year	$14.18	$15.36	$14.59	$11.16	$10.40	$13.06	$14.32	$13.74	$10.59	$9.96
Income (loss) from investment operations:
Net investment income (loss)*	0.05	(0.05)	(0.00)	0.01	0.00 (a)	(0.05)	(0.15)	(0.10)	(0.03)	(0.10)
Net realized and unrealized gain (loss)	0.54	(0.18)	1.44	3.42	0.76	0.49	(0.16)	1.35	3.18	0.73
Total income (loss) from investment operations	0.59	(0.23)	1.44	3.43	0.76	0.44	(0.31)	1.25	3.15	0.63
Less distributions:
Distributions from net realized gains	(0.48)	(0.95)	(0.67)	—	—	(0.48)	(0.95)	(0.67)	—	—
Total distributions	(0.48)	(0.95)	(0.67)	—	—	(0.48)	(0.95)	(0.67)	—	—
Net asset value, end of year	$14.29	$14.18	$15.36	$14.59	$11.16	$13.02	$13.06	$14.32	$13.74	$10.59

Total return + #	4.33%	(1.83)%	10.02%	30.74%	7.31%	3.52%	(2.56)%	9.22%	29.75%	6.33%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$3,802	$3,801	$3,268	$1,756	$567	$2,241	$2,383	$2,494	$2,057	$2,099

Ratios of expenses to average net assets:	1.73%	2.04%	1.70%	1.54%	2.27%	2.48%	2.79%	2.45%	2.29%	3.02%
Ratios of net investment income (loss) to average net assets:	0.40%	(0.36)%	(0.06)%	0.15%	(0.21)%	(0.36)%	(1.11)%	(0.70)%	(0.37)%	(0.96)%

Portfolio turnover rate	129%	122%	106%	147%	62%	129%	122%	106%	147%	62%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares

(a)	Represents less than $0.01 per share.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year

	Class N
	Year Ended October 31,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$11.97	$14.75	$14.66	$13.82	$13.43
Income (loss) from investment operations:
Net investment income*	0.20	0.08	0.20	0.00 (a)	0.04
Net realized and unrealized gain (loss) **	0.64	(2.67)	(0.11)	0.84	0.35
Total income (loss) from investment operations	0.84	(2.59)	0.09	0.84	0.39
Less distributions:
Distributions from net investment income	(0.08)	(0.19)	—	—	—
Total distributions	(0.08)	(0.19)	—	—	—
Net asset value, end of year	$12.73	$11.97	$14.75	$14.66	$13.82

Total return + #	7.13%	(17.73)%	0.61%	6.08%	2.90%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$46,481	$42,831	$35,872	$24,736	$16,017

Ratios of expenses to average net assets:	1.27%	1.76%	1.29%	2.00%	1.75%
Ratios of net investment income (loss) to average net assets:	1.73%	0.59%	1.39%	0.03%	0.29%

Portfolio turnover rate	97%	137%	108%	166%	104%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

Net asset value, beginning of year	$11.71	$14.44	$14.39	$13.59	$13.23	$11.14	$13.76	$13.82	$13.16	$12.90
Income (loss) from investment operations:
Net investment income (loss)*	0.17	0.05	0.16	(0.07)	0.05	0.08	(0.06)	0.04	(0.14)	(0.09)
Net realized and unrealized gain (loss) **	0.62	(2.62)	(0.11)	0.87	0.31	0.60	(2.49)	(0.10)	0.80	0.35
Total income (loss) from investment operations	0.79	(2.57)	0.05	0.80	0.36	0.68	(2.55)	(0.06)	0.66	0.26
Less distributions:
Distributions from net investment income	(0.05)	(0.16)	—	—	—	—	(0.07)	—	—	—
Total distributions	(0.05)	(0.16)	—	—	—	—	(0.07)	—	—	—
Net asset value, end of year	$12.45	$11.71	$14.44	$14.39	$13.59	$11.82	$11.14	$13.76	$13.82	$13.16

Total return + #	6.84%	(17.94)%	0.35%	5.89%	2.72%	6.10%	(18.60)%	(0.43)%	5.02%	2.02%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$6,348	$4,594	$4,036	$2,475	$11,364	$3,380	$3,216	$3,593	$2,735	$2,497

Ratios of expenses to average net assets:	1.52%	2.01%	1.54%	2.25%	2.00%	2.27%	2.76%	2.29%	3.00%	2.75%
Ratios of net investment income (loss) to average net assets:	1.46%	0.40%	1.14%	(0.48)%	0.04%	0.77%	(0.48)%	0.34%	(1.03)%	(0.71)%

Portfolio turnover rate	97%	137%	108%	166%	104%	97%	137%	108%	166%	104%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year

(a)	Represents less than $0.01 per share.

**	The amount of net realized and unrealized loss on investment per share for the year ended October 31, 2014 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended
	October 31,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$17.08	$17.71	$20.62	$15.69	$14.75
Income from investment operations:
Net investment loss*	(0.06)	(0.24)	(0.29)	(0.19)	(0.17)
Net realized and unrealized gain (loss) ^	(0.24)	1.19	1.11	6.10	1.11
Total income (loss) from investment operations	(0.30)	0.95	0.82	5.91	0.94
Less distributions:
Distributions from net realized gains	(1.40)	(1.58)	(3.73)	(0.98)	—
Tax return of capital	(0.04)	—	—	—	—
Total distributions	(1.44)	(1.58)	(3.73)	(0.98)	—
Net asset value, end of year	$15.34	$17.08	$17.71	$20.62	$15.69

Total return + #	(1.88)%	5.36%	3.64%	40.28%	6.37%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$26,010	$23,152	$21,153	$16,146	$14,627

Ratios of expenses to average net assets:	1.23%	1.58%	1.84%	1.35%	1.34%
Ratios of net investment loss to average net assets:	(0.38)%	(1.30)%	(1.61)%	(1.08)%	(1.12)%

Portfolio turnover rate	181%	138%	192%	231%	211%

	Class A					Class C
	Year Ended					Year Ended
	October 31,					October 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

Net asset value, beginning of year	$16.62	$17.31	$20.28	$15.49	$14.59	$14.61	$15.51	$18.66	$14.43	$13.69
Income from investment operations:
Net investment loss*	(0.10)	(0.27)	(0.34)	(0.24)	(0.21)	(0.18)	(0.36)	(0.42)	(0.32)	(0.30)
Net realized and unrealized gain (loss) ^	(0.23)	1.16	1.10	6.01	1.11	(0.20)	1.04	1.00	5.53	1.04
Total income (loss) from investment operations	(0.33)	0.89	0.76	5.77	0.90	(0.38)	0.68	0.58	5.21	0.74
Less distributions:
Distributions from net realized gains	(1.40)	(1.58)	(3.73)	(0.98)	—	(1.40)	(1.58)	(3.73)	(0.98)	—
Tax return of capital	(0.04)	—	—	—	—	(0.04)	—	—	—	—
Total distributions	(1.44)	(1.58)	(3.73)	(0.98)	—	(1.44)	(1.58)	(3.73)	(0.98)	—
Net asset value, end of year	$14.85	$16.62	$17.31	$20.28	$15.49	$12.79	$14.61	$15.51	$18.66	$14.43

Total return + #	(2.12)%	5.12%	3.36%	39.88%	6.17%	(2.82)%	4.29%	2.56%	38.87%	5.41%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$5,540	$6,326	$6,443	$5,890	$2,418	$2,155	$3,163	$3,165	$2,685	$2,694

Ratios of expenses to average net assets:	1.48%	1.83%	2.09%	1.60%	1.59%	2.23%	2.58%	2.84%	2.35%	2.34%
Ratios of net investment loss to average net assets:	(0.69)%	(1.53)%	(1.86)%	(1.33)%	(1.37)%	(1.45)%	(2.29)%	(2.61)%	(2.08)%	(2.12)%

Portfolio turnover rate	181%	138%	192%	231%	211%	181%	138%	192%	231%	211%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

^	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2016

1.	ORGANIZATION

Each Dunham Fund (each, a “Fund” and collectively the “Funds”) is a series of shares of beneficial interest in the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. Prior to that date, the Dunham Funds were a series of AdvisorOne Funds, also a Delaware Business Trust. The Dunham Funds currently consist of fifteen funds: Floating Rate Bond Fund; Monthly Distribution Fund; Corporate/Government Bond Fund; Dynamic Macro Fund; High-Yield Bond Fund; International Opportunity Bond Fund; Appreciation & Income Fund; Alternative Dividend Fund; Large Cap Value Fund; Focused Large Cap Growth Fund; International Stock Fund; Real Estate Stock Fund; Small Cap Value Fund; Emerging Markets Stock Fund; and Small Cap Growth Fund. With the exception of Focused Large Cap Growth Fund, International Opportunity Bond Fund, and Real Estate Stock Fund. These remaining Funds are diversified funds within the meaning of the 1940 Act.

Fund	Primary Objective
Floating Rate Bond	High level of current income
Monthly Distribution	Positive returns in rising and falling market environments
Corporate/Government Bond	Current income and capital appreciation
Dynamic Macro	Maximize total return from capital appreciation and dividends
High-Yield Bond	High level of current income
International Opportunity Bond	High level of current income
Appreciation & Income	Total return under varying market conditions through both current income and capital appreciation
Alternative Dividend	Current income while preserving capital during market downturns
Large Cap Value	Maximize total return from capital appreciation and dividends
Focused Large Cap Growth	Maximize capital appreciation
International Stock	Maximize total return from capital appreciation and dividends
Real Estate Stock	Maximize total return from capital appreciation and dividends
Small Cap Value	Maximize total return from capital appreciation and income
Emerging Markets Stock	Maximize capital appreciation
Small Cap Growth	Maximize capital appreciation

Currently, each Fund offers Class A, Class C and Class N shares. Each class represents an interest in the same assets of the applicable Fund with the only differences being that Class A shares are subject to a front-end sales charge and an annual service fee, Class C shares are subject to an annual service and distribution fee and Class N shares have a higher minimum investment amount. Investors that purchase $1,000,000 or more of Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. The Class C and Class N shares, with the exception of Monthly Distribution, High-Yield Bond, Dynamic Macro, Focused Large Cap Growth, Floating Rate Bond, International Opportunity Bond, and Alternative Dividend commenced operations on December 10, 2004 and were formed as a result of tax-free conversions from common trusts. The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares. High-Yield Bond Class C and Class N shares commenced operations on July 1, 2005. The Class A shares for all Funds except Monthly Distribution, Dynamic Macro, Focused Large Cap Growth, Floating Rate Bond, International Opportunity Bond, and Alternative Dividend commenced operations on January 3, 2007. Monthly Distribution’s Predecessor Fund’s Class A shares and Class C shares commenced operations on December 26, 2000. Monthly Distribution’s Class N shares commenced operations on September 29, 2008. Dynamic Macro commenced operations on April 30, 2010. Focused Large Cap Growth commenced operations on December 8, 2011. Floating Rate Bond and International Opportunity Bond commenced operations on November 1, 2013. Alternative Dividend Fund’s Class A, Class C and Class N shares commenced operations on August 31, 2016.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If no sale price is reported, the mean between the current bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board of Trustees of the Trust (the “Board”) (or its delegate). U.S. Government and agency securities are valued at the mean between the most recent bid and ask prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible

NOTES TO FINANCIAL STATEMENTS
October 31, 2016 (Continued)

bonds, bank loans and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system selected by Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and ask prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and ask prices may be used. Short-term debt securities with a remaining maturity of 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and ask price.

Equity swaps are valued at the last reported sale price at the close of the exchange on which the underlying security is primarily traded. If no sale price is reported, then they are valued at the mean of their most recent quoted bid and asked price.

Futures and future options are valued at the final settled price or, in the absence of a settled price, at the mean between the current bid and ask prices on the day of valuation.

Trading in securities on far eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (“NYSE”) is open). In addition, far eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s NAV is not calculated. Each Fund calculates NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in a Fund’s NAV. However, Funds may determine that such developments are so significant that they will materially affect the value of a Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Both International Stock and Emerging Markets Stock utilize fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Securities for which current market quotations are not readily available, or for which quotations are not deemed to be representative of market values, are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board of directors of the open-end funds.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

NOTES TO FINANCIAL STATEMENTS
October 31, 2016 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2016 for the Funds’ assets and liabilities measured at fair value:

Floating Rate Bond

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Fund *	$1,087,953	$—	$—	$1,087,953
Bank Loans *	—	100,589,411	—	100,589,411
Bonds & Notes *	—	5,757,772	—	5,757,772
Asset Backed Securities	—	2,097,192		2,097,192
Private Placements		267,300		267,300
Short-Term Investment	9,844,573	—	—	9,844,573
Collateral for Securities Loaned	506,125	—	—	506,125
Total	$11,438,651	$108,711,675	$—	$120,150,326

Monthly Distribution

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$207,046,319	$—	$—	$207,046,319
Rights	72,251	—	—	72,251
Warrants	11,611	—	—	11,611
Closed End Funds	6,315,191	—	—	6,315,191
Preferred Stock	3,954,722	—	—	3,954,722
Bonds & Notes *	—	18,421,882	—	18,421,882
Purchased Call Options	2,340	—	—	2,340
Purchased Put Options	684,677	—	—	684,677
Short-Term Investment	38,645,259	—	—	38,645,259
Collateral for Securities Loaned	8,851,794			8,851,794
Total Assets	$265,584,164	$18,421,882	$—	$284,006,046
Asset - Derivatives
Forward Currency Exchange Contracts	—	69,656	—	69,656
Equity Swap Contracts	2,518,239		—	2,518,239
Total Derivatives	$2,518,239	$69,656	$—	$2,587,895
Liabilities-Securities Sold Short	40,371,996		—	40,371,996
Total Liabilities	$40,371,996	$—	$—	$40,371,996
Liabilities-Derivatives
Written Call Options	6,315,934	—	—	6,315,934
Written Put Options	69,697	—	—	69,697
Equity Swap Contracts	2,096,023	—	—	2,096,023
Forward Currency Exchange Contracts	—	52,147	—	52,147
Total Derivatives	$8,481,654	$52,147	$—	$8,533,801

NOTES TO FINANCIAL STATEMENTS
October 31, 2016 (Continued)

Corporate/Government Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes *	$—	$31,687,498	$—	$31,687,498
Foreign Government Bonds	—	164,175	—	164,175
Municipal	—	2,046,533	—	2,046,533
U.S. Government & Agency	—	17,943,753	—	17,943,753
Bank Loans *	—	2,140,168	—	2,140,168
Preferred Stock *	774,840	—	—	774,840
Short-Term Investment	2,315,271	—	—	2,315,271
Collateral for Securities Loaned	7,559,736	—	—	7,559,736
Total	$10,649,847	$53,982,127	$—	$64,631,974

Dynamic Macro

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds *	$18,679,102	$—	$—	$18,679,102
Short-Term Investments	14,047,029	—	—	14,047,029
Collateral for Securities Loaned	11,005,156	—	—	11,005,156
Asset - Derivatives
Purchased Options	2,005,687	—	—	2,005,687
Futures	387,520	—	—	387,520
Total	$46,124,494	$—	$—	$46,124,494
Liabilities - Derivatives
Futures	$202,276	$—	$—	$202,276
Written Options	27,685	—	—	27,685
Total	$229,961	$—	$—	$229,961

High-Yield Bond

Assets	Level 1	Level 2	Level 3	Total
Bonds & Notes *	$—	$92,380,002	$—	$92,380,002
Short-Term Investment	1,891,803	—	—	1,891,803
Collateral for Securities Loaned	22,131,280	—	—	22,131,280
Total	$24,023,083	$92,380,002	$—	$116,403,085

International Opportunity Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes *	$—	$10,823,757	$—	$10,823,757
Foreign Government Bonds *	—	15,642,087	—	15,642,087
Mortgage Backed Securities	—	215,065	—	215,065
Whole Loan Collateral	—	249,459	—	249,459
Short-Term Investment	144,356	—	—	144,356
Total Assets	$144,356	$26,930,368	$—	$27,074,724
Asset - Derivatives
Futures Contracts	$10,562	$—	$—	$10,562
Foreign Currency Exchange Contracts	—	104,211	—	104,211
Total Derivatives	$10,562	$104,211	$—	$114,773
Liabilities-Derivatives
Futures Contracts	$46,085	$—	$—	$46,085
Foreign Currency Exchange Contracts	—	79,856	—	79,856
Total Derivatives	$46,085	$79,856	$—	$125,941

NOTES TO FINANCIAL STATEMENTS
October 31, 2016 (Continued)

Appreciation & Income

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$108	$—	$—	$108
Convertible Bonds *	—	18,815,763	—	18,815,763
Preferred Stock *	2,617,424	—	—	2,617,424
Short-Term Investment	2,284,184	—	—	2,284,184
Collateral for Securities Loaned	4,189,895	—	—	4,189,895
Total	$9,091,611	$18,815,763	$—	$27,907,374

Alternative Dividend

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$17,845,992	$—	$—	$17,845,992
Exchange Traded Funds	2,060,364	—	—	2,060,364
Asset - Derivatives
Purchased Options	164,340	573,078	—	737,418
Short-Term Investment	3,326,409	—	—	3,326,409
Total	$23,397,105	$573,078	$—	$23,970,183

Large Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$56,021,802	$—	$—	$56,021,802
Short-Term Investment	503,004	—	—	503,004
Collateral for Securities Loaned	18,963,231	—	—	18,963,231
Total	$75,488,037	$—	$—	$75,488,037

Focused Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$65,376,546	$—	$—	$65,376,546
Short-Term Investment	419,879	—	—	419,879
Collateral for Securities Loaned	15,156,286	—	—	15,156,286
Total	$80,952,711	$—	$—	$80,952,711

International Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$31,922,033	$60,198,809	$—	$92,120,842
Preferred Stock *	507,191	931,188	—	1,438,379
Short-Term Investment	1,628,390	—	—	1,628,390
Collateral for Securities Loaned	5,780,012	—	—	5,780,012
Total Assets	$39,837,626	$61,129,997	$—	$100,967,623
Assets - Derivatives
Forward Currency Exchange Contracts	$—	$345	$—	$345

Liabilities - Derivatives
Forward Currency Exchange Contracts	$—	$68	$—	$68

Real Estate Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$292,444	$—	$—	$292,444
REITS *	37,123,682	—	—	37,123,682
Short-Term Investment	545,597	—	—	545,597
Collateral for Securities Loaned	12,692,392	—	—	12,692,392
Total	$50,654,115	$—	$—	$50,654,115

NOTES TO FINANCIAL STATEMENTS
October 31, 2016 (Continued)

Small Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$28,027,860	$—	$—	$28,027,860
Short-Term Investment	270,538	—	—	270,538
Collateral for Securities Loaned	8,419,723	—	—	8,419,723
Total	$36,718,121	$—	$—	$36,718,121

Emerging Markets Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$18,128,552	$35,916,060	$—	$54,044,612
Preferred Stock *	1,530,082	—	—	1,530,082
Exchange Traded Fund	328,300	—	—	328,300
Short-Term Investment	441,234	—	—	441,234
Total	$20,428,168	$35,916,060	$—	$56,344,228

Small Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$31,768,179	$—	$—	$31,768,179
Short-Term Investment	1,459,638	—	—	1,459,638
Collateral for Securities Loaned	11,064,256	—	—	11,064,256
Total	$44,292,073	$—	$—	$44,292,073

*	See each Fund’s Schedule of Investments for breakdown by industry.

The Funds did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 or Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c. Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund’s investment objective. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statements of Operations.

d. Options – Monthly Distribution, Dynamic Macro, and Alternative Dividend are subject to stock market risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by that Fund as a liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished. Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes. If a call option that a Fund has written on any equity security is exercised, that Fund will realize a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option. When a Fund writes a put option, that Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

NOTES TO FINANCIAL STATEMENTS
October 31, 2016 (Continued)

A Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in that Fund’s portfolio. If such a decline occurs, the put options will permit that Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by that Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to that Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to that Fund, the benefits realized by that Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.

e. Swap Agreements – Monthly Distribution is subject to stock market risk in the normal course of pursuing its investment objectives. The Fund may enter into various swap transactions for investment purposes to manage equity risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive.

f. Futures Contracts – International Opportunity Bond and Dynamic Macro are subject to equity interest rate risk and forward currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The notional value of the derivative instruments outstanding as of October 31, 2016 as disclosed in the Schedule of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

g. Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund would be obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

h. Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations – The following is a summary of the location of derivative investments of each Fund in the Statement of Assets and Liabilities as of October 31, 2016:

NOTES TO FINANCIAL STATEMENTS
October 31, 2016 (Continued)

Location on the Statements of Assets and Liabilities
Derivates Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity	Investment in securities	Options contracts written
Interest rate contracts	Unrealized appreciation on Swap Contracts	Unrealized depreciation on Swap Contracts
	Unrealized appreciation on futures	Unrealized depreciation on futures
	Receivable for open forward foreign currency contracts	Payable for open forward foreign currency contracts

Asset Derivatives Investment Value
					Total value at
	Equity	Currency	Commodity	Interest Rate	October 31,
	Contracts	Contracts	Contracts	Contracts	2016
Monthly Distribution
Forward Foreign Currency Contracts	$—	$69,656	$—	$—	$69,656
Swaps	2,518,239	—	—	—	2,518,239
Purchased Options	687,017	—	—	—	687,017
Dynamic Macro
Futures	$83,512	$—	$—	$304,008	$387,520
Purchased Options	80,545	—	—	1,925,142	2,005,687
International Opportunity Bond
Forward Foreign Currency Contracts	$—	$104,211	$—	$—	$104,211
Futures	—	—	—	10,562	10,562
Alternative Dividend
Purchased Options	$737,418	$—	$—	$—	$737,418
International Stock
Forward Foreign Currency Contracts	$—	$345	$—	$—	$345

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of October 31, 2016:

Liability Derivatives Investment Value
					Total value at
	Equity	Currency	Commodity	Interest Rate	October 31,
	Contracts	Contracts	Contracts	Contracts	2016
Monthly Distribution
Forward Foreign Currency Contracts	$—	$52,147	$—	$—	$52,147
Swaps	2,096,023	—	—	—	2,096,023
Written Options	6,385,631	—	—	—	6,385,631
Dynamic Macro
Futures	$42,255	$—	$—	$160,021	$202,276
Written Options	27,685	—	—	—	27,685
International Opportunity Bond
Forward Foreign Currency Contracts	$—	$79,856	$—	$—	$79,856
Futures	—	—	—	46,085	46,085
International Stock
Forward Foreign Currency Contracts	$—	$68	$—	$—	$68

The following is a summary of the location of derivative investments of each Fund in the Statements of Operations for the year ended October 31, 2016.

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/ Interest rate contracts	Net Realized gain (loss) from: Futures, Options purchased, Written options, Swap contracts, Foreign currency exchange contracts Net change in unrealized appreciation (depreciation) on: Futures, Options purchased, Written options, Swap contracts, Foreign currency exchange contracts

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended October 31, 2016:

NOTES TO FINANCIAL STATEMENTS
October 31, 2016 (Continued)

Realized gain/(loss) on derivatives recognized in the Statements of Operations
					Total value at
	Equity	Currency	Commodity	Interest Rate	October 31,
Derivative Investment type	Contracts	Contracts	Contracts	Contracts	2016
Monthly Distribution
Forward Foreign Currency Contracts	$—	$3,250,373	$—	$—	$3,250,373
Swaps	(1,325,675)	—	—	—	(1,325,675)
Purchased Options	(6,165,788)	—	—	—	(6,165,788)
Written Options	9,642,109	—	—	—	9,642,109
Dynamic Macro
Futures	$(577,652)	$—	$—	$(478,128)	$(1,055,780)
Forward Foreign Currency Contracts	—	1,533	—	—	1,533
Purchased Options	(527,753)	—	—	705,177	177,424
Written Options	20,592	—	—	—	20,592
International Opportunity Bond
Forward Foreign Currency Contracts	$—	$595,869	$—	$—	$595,869
Futures	—	—	—	44,527	44,527
Alternative Dividend
Purchased Options	$(20,412)	$—	$—	$—	$(20,412)
International Stock
Forward Foreign Currency Contracts	$—	$(1,011,194)	$—	$—	$(1,011,194)
Emerging Markets Stock
Forward Foreign Currency Contracts	$—	$(288,412)	$—	$—	$(288,412)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
					Total value at
	Equity	Currency	Commodity	Interest Rate	October 31,
Derivative Investment type	Contracts	Contracts	Contracts	Contracts	2016
Monthly Distribution
Forward Foreign Currency Contracts	$—	$(133,779)	$—	$—	$(133,779)
Swaps	138,588	—	—	—	138,588
Purchased Options	375,471	—	—	—	375,471
Written Options	2,052,591	—	—	—	2,052,591
Dynamic Macro
Futures	(453,717)	—	—	298,377	(155,340)
Purchased Options	(9,354)	—	—	(210,708)	(220,062)
Written Options	(20,089)	—	—	—	(20,089)
International Opportunity Bond
Forward Foreign Currency Contracts	$—	$(37,175)	$—	$—	$(37,175)
Futures	—		—	(25,598)	(25,598)
Alternative Dividend
Purchased Options	$(45,336)	$—	$—	$—	$(45,336)
International Stock
Forward Foreign Currency Contracts	$—	$(255,851)	$—	$—	$(255,851)

i. Offsetting of Financial Assets and Derivative Assets – Monthly Distribution, International Opportunity Bond, Dynamic Macro and International Stock policies are to recognize a net asset or liability equal to the unrealized on futures contracts, forward foreign currency contracts, swaps and written options. During the year ended October 31, 2016, the Funds are subject to a master netting arrangement for the swaps. The following table shows additional information regarding the offsetting of assets and liabilities at October 31, 2016.

NOTES TO FINANCIAL STATEMENTS
October 31, 2016 (Continued)

Monthly Distribution
				Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Assets Presented in		Cash
	of Recognized	Statement of Assets	the Statement of	Financial	Collateral
Description	Assets	& Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Equity Swap Contracts	$2,518,239	$—	$2,518,239	$(2,096,023)	$—	$422,216
Forward Foreign Currency
Contracts	69,656	—	69,656	(52,147)	—	17,509
Total	$2,587,895	$—	$2,587,895	$(2,148,170)	$—	$439,725

Liabilities:				Gross Amounts Not Offset in the
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Liabilities Presented		Cash
	of Recognized	Statement of Assets	in the Statement of	Financial	Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Written Options	$(6,385,631)	$—	$(6,385,631)	$6,385,631	$—	$—
Equity Swap Contracts	(2,096,023)	—	(2,096,023)	2,096,023	—	—
Forward Foreign Currency
Contracts	(52,147)	—	(52,147)	52,147	—	—
Total	$(8,533,801)	$—	$(8,533,801)	$8,533,801	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

Dynamic Macro
				Gross Amounts Not Offset in
				the Statement of Assets & Liabilities
Assets:
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Assets Presented in		Cash
	Recognized	Statement of Assets	the Statement of	Financial	Collateral
Description	Assets	& Liabilities	Assets & Liabilities	Instruments	Pledged	Net Amount
Futures Contracts	$387,520	$—	$387,520	$(202,276)	$—	$185,244
Total	$387,520	$—	$387,520	$(202,276)	$—	$185,244

				Gross Amounts Not Offset in
				the Statement of Assets & Liabilities
Liabilities:
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Liabilities Presented		Cash
	Recognized	Statement of Assets	in the Statement of	Financial	Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Futures Contracts	$(202,276)	$—	$(202,276)	$202,276	$—	$—
Written Options	(27,685)	—	$(27,685)	—	$27,685	—
Total	$(229,961)	$—	$(229,961)	$202,276	$27,685	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS
October 31, 2016 (Continued)

International Opportunity Bond
				Gross Amounts Not Offset in
				the Statement of Assets &
Assets:				Liabilities
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Assets Presented in		Cash
	Recognized	Statement of Assets	the Statement of	Financial	Collateral
Description	Assets	& Liabilities	Assets & Liabilities	Instruments	Pledged	Net Amount
Forward Foreign
Currency Contracts	$104,211	$—	$104,211	$(79,856)	$—	$24,355
Futures Contracts	10,562	—	10,562	(10,562)	—	—
Total	$114,773	$—	$114,773	$(90,418)	$—	$24,355

				Gross Amounts Not Offset in
				the Statement of Assets & Liabilities
Liabilities:
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Liabilities Presented		Cash
	Recognized	Statement of Assets	in the Statement of	Financial	Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Forward Foreign
Currency Contracts	$(79,856)	$—	$(79,856)	$79,856	$—	$—
Futures Contracts	(46,085)	—	(46,085)	10,562	35,523	—
Total	$(125,941)	$—	$(125,941)	$90,418	$35,523	$—

International Stock
Gross Amounts Not Offset in
the Statement of Assets &
Assets:				Liabilities
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Assets Presented in		Cash
	Recognized	Statement of Assets	the Statement of	Financial	Collateral
Description	Assets	& Liabilities	Assets & Liabilities	Instruments	Pledged	Net Amount
Forward Foreign
Currency Contracts	$345	$—	$345	$(68)	$—	$277
Total	$345	$—	$345	$(68)	$—	$277

Gross Amounts Not Offset in
the Statement of Assets &
Liabilities:				Liabilities
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Liabilities Presented		Cash
	Recognized	Statement of Assets	in the Statement of	Financial	Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Forward Foreign
Currency Contracts	$(68)	$—	$(68)	$68	$—	$—
Total	$(68)	$—	$(68)	$68	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS
October 31, 2016 (Continued)

j. Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

k. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds. Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

l. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region. Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

Certain Funds may invest in collateralized mortgage obligations which are secured by groups of individual mortgages, but are similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

The risk in writing a call option is that a Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received. The risk in writing a put option is that a Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received. Generally, option transactions also involve risks concerning liquidity of the options market. An illiquid market for an option may limit a Fund’s ability to write options or enter closing transactions. As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

m. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of 2012 to 2015 and expected to be taken in tax year 2016 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Funds identify their major tax jurisdictions as U.S. Federal. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

n. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually except for Monthly Distribution, Corporate/Government Bond, High-Yield Bond, Floating Rate Bond and International Opportunity Bond which will distribute their respective net investment income, if any, monthly. For Dynamic Macro dividends attributable to earned income, if any, will be declared and paid quarterly. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income

NOTES TO FINANCIAL STATEMENTS
October 31, 2016 (Continued)

per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on ex-date. Monthly Distribution’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate (“Prime Rate”). Additionally, Monthly Distribution’s distribution policy is not designed to generate, and is not expected to result in distributions that equal a fixed percentage of Monthly Distribution’s current net asset value per share. Shareholders receiving periodic payments from Monthly Distribution may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from Monthly Distribution is net profit.

o. Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a.	Management Fees – Dunham & Associates serves as each Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds. The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser. As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets. The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund. Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee.” A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when out-performing, or is penalized when under-performing, a Fund’s benchmark index. As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

		Adviser’s	Sub-Adviser’s
	Management Fee	Portion	Portion
Floating Rate Bond	0.80% – 1.20%	0.60%	0.20% – 0.60%
Monthly Distribution	0.90% – 1.90%	0.65%	0.25% – 1.25% *
Corporate/Government Bond	0.65% – 0.95%	0.50%	0.15% – 0.45%
Dynamic Macro	1.05% – 1.75%	0.65%	0.40% – 1.10%
High-Yield Bond	0.80% – 1.20%	0.60%	0.20% – 0.60%
International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% – 0.70%
Appreciation & Income	0.85% – 1.35%	0.65%	0.20% – 0.60%
Alternative Dividend	0.95% – 1.55%	0.65%	0.30% - 0.90%
Large Cap Value	0.75% – 1.15%	0.65%	0.10% – 0.50%
Focused Large Cap Growth	0.85% – 1.15%	0.65%	0.20% – 0.50%
International Stock	0.95% – 1.65%	0.65%	0.30% – 1.00%
Real Estate Stock	0.75% – 1.35%	0.65%	0.10% – 0.70%
Small Cap Value	0.75% – 1.45%	0.65%	0.10% – 0.80%
Emerging Markets Stock	0.75% – 1.55%	0.65%	0.10% – 0.90%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% – 1.00%

*	Effective April 1, 2013, the Sub-Adviser had contractually agreed to waive a portion of its sub-advisory fee (excluding 12b-1 fees) until at least February 28, 2017, so that such fees, on annual basis will have a range of 0.25%-1.05%, of the Fund’s aggregate average daily net assets of its Class N, Class A and Class C shares.

Each Fund’s Sub-Advisory Fulcrum Fee is calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”). Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively. In addition, most Fulcrum Fees employ a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease. During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Funds during the calculation period. After the initial 12 months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling 12-month period. All Funds, with the exception of Alternative Dividend which is in its initial year of the Fulcrum Fee arrangement, are calculating Performance Fees on a rolling 12-month basis as of October 31, 2016.

NOTES TO FINANCIAL STATEMENTS
October 31, 2016 (Continued)

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”). However, because each such Sub-Advisory Agreement requires that the Sub-Adviser only be paid out the monthly Minimum Fee during the first year (in most cases, 0.10%), the Sub-Adviser, in most cases, will receive less compensation until the end of the first year. At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period. If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the Performance Fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time. Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%. In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The table below lists the current Sub-Advisers along with their Fulcrum Fee arrangements.

				Null	Minimum	Maximum
Fund	Sub-Adviser	Benchmark	Base Fee	Zone	Fee	Fee
Floating Rate Bond	New fleet Asset Management, LLC	S&P/LSTA Leveraged Loan Index	0.40%	+/- 0.00%	0.20%	0.60%
Monthly Distribution*	Westchester Capital Management, LLC	IQ Hedge Market Neutral Beta Index	0.75%	+/- 0.15%	0.25%	1.25%
Corporate/Government Bond	New fleet Asset Management, LLC	Barclays Aggregate Bond Index	0.30%	+/- 0.10%	0.15%	0.45%
Dynamic Macro	Mellon Capital Management Corporation	IQ Hedge Global Macro Beta Index	0.75%	+/- 0.00%	0.40%	1.10%
High-Yield Bond	PENN Capital Management Co., Inc.	BofA Merrill Lynch U.S. Non- Distressed BB-B High-Yield Index	0.40%	+/- 0.20%	0.20%	0.60%
International Opportunity Bond	Rogge Global Partners Limited	Barclays Global ex US Aggregate Bond Index	0.45%	+/- 0.00%	0.20%	0.70%
Appreciation & Income	PENN Capital Management Co., Inc.	Merrill Lynch All Convertibles All Qualities Index	0.40%	+/- 0.00%	0.20%	0.60%
Alternative Dividend	Sungarden Fund Management, LLC	Dow Jones Moderately Conservative Index	0.60%	+/- 0.00%	0.30%	0.90%
Large Cap Value	Rothschild Asset Management, Inc.	Russell 1000 Value Index	0.30%	+/- 0.00%	0.10%	0.50%
Focused Large Cap Growth	The Ithaka Group, LLC	Russell 1000 Growth Index	0.35%	+/- 0.30%	0.20%	0.50%
International Stock	Arrow street Capital L.P.	MSCI All Country World Index ex USA (Net)	0.65%	+/- 0.20%	0.30%	1.00%
Real Estate Stock	Barings Real Estate Advisers LLC	FTSE NAREIT All REITs Index	0.40%	+/- 0.00%	0.10%	0.70%
Small Cap Value	Piermont Capital Management, LLC	Russell 2000 Value Index	0.45%	+/- 0.00%	0.10%	0.80%
Emerging Markets Stock	Bailard, Inc.	MSCI Emerging Markets Index USD (Net)	0.50%	+/- 0.00%	0.10%	0.90%
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth Index	0.50%	+/- 0.20%	0.00%	1.00%

b. Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds. GFS receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates: 0.07% on the first $250 million of average net assets; 0.06% on average net assets between $250 million and $500 million; 0.05% on average net assets over $500 million; 0.3% on average net assets over $1 billion. Such fees are subject to an annual minimum of $400,000 in total for the entire Trust. For providing fund accounting services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following rates: 0.03% on the first $500 million of average net assets; 0.01% on average net assets over $500 million. Such fees are subject to an annual minimum $300,000 in total for the entire Trust. For providing transfer agent services, the Administrator receives from the Trust a minimum annual fee of $200,000.

NOTES TO FINANCIAL STATEMENTS
October 31, 2016 (Continued)

Pursuant to the terms of a Custody Administration Agreement, Monthly Distribution pays GFS a monthly fee of $300.

Blu Giant, LLC, (“Blu Giant”), (formerly “Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

An officer of GFS is also an officer of the Trust and is not paid by the Trust.

c. Distributor – The Distributor of the Funds is Dunham & Associates (the “Distributor”). The Funds have adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, for Class A and Class C shares. The Plan provides for the monthly payment of a distribution fee to the Distributor or other entities at an annualized rate of 0.75% for the equity Funds and 0.50% for the fixed-income Funds, based on the average daily net assets attributable to Class C shares, and 0.25% of the average daily net assets attributable to Class A shares. In addition, the Funds have adopted a Shareholder Servicing Plan which provides for the payment of a shareholder service fee at an annualized rate of up to 0.25% of the average daily net assets attributable to the Class C shares. Class N shares do not pay 12b-1 distribution or shareholder servicing fees.

d. Trustees’ Fees – The Board has approved the following Trustee compensation schedule: Each Trustee who is not an interested person of the Trust will receive $4,250 for each Board meeting attended in-person; $250 for all telephonic Board meetings; $500 for in-person committee meetings and $250 for telephonic committee meetings, unless the committee meeting is on the same day as a Board meeting, in which case the Trustee will not be compensated for the committee meeting. The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

With the exception of the Trust’s Chief Compliance Officer as discussed below, officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other Funds managed by the Adviser. The Trust has agreed to pay the Adviser a fee in the amount of $142,000 per annum plus an annual discretionary bonus as may be awarded as compensation for providing an officer or employee of the Adviser to serve as Chief Compliance Officer for the Funds (each Fund bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Adviser for the time of other officers or employees of the Adviser who serve in other compliance capacities for the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the year ended October 31, 2016 were as follows:

	Purchases	Sale Proceeds		Proceeds of
	(excluding U.S.	(excluding U.S.	Purchases of	U.S.
	Government	Government	U.S. Government	Government
Fund	Securities)	Securities)	Securities	Securities
Floating Rate Bond	$78,495,493	$55,108,707	$—	$—
Monthly Distribution	510,805,178	608,631,635	—	—
Corporate/Government Bond	26,389,396	18,916,601	11,732,566	11,069,884
Dynamic Macro	14,114,993	9,693,987	—	—
High-Yield Bond	55,445,413	56,828,125	—	—
International Opportunity Bond	19,296,724	28,637,171	—	—
Appreciation & Income	23,424,310	27,662,766	—	—
Alternative Dividend	27,608,567	7,227,191
Large Cap Value	33,697,852	33,093,461	—	—
Focused Large Cap Growth	21,785,191	18,281,652	—	—
International Stock	127,543,981	128,721,964	—	—
Real Estate Stock	46,881,613	58,100,648	—	—
Small Cap Value	35,563,627	36,440,679	—	—
Emerging Markets Stock	52,860,040	49,287,069	—	—
Small Cap Growth	59,148,652	58,495,971	—	—

Transactions in option contracts purchased/written during the year ended October 31, 2016 were as follows:

NOTES TO FINANCIAL STATEMENTS
October 31, 2016 (Continued)

Monthly Distribution

	Options Purchased		Options Written
	Contracts	Premium	Contracts	Premium
Outstanding at October 31, 2015	29,327	$3,546,892	42,025	$8,570,827
Options purchased/written during period	170,227	20,023,341	186,216	37,875,460
Options exercised during period	(5,739)	(5,019,903)	(22,130)	(4,663,291)
Options expired during period	(111,990)	(6,163,264)	(33,057)	(4,901,744)
Options closed during period	(52,485)	(10,878,061)	(143,078)	(30,825,279)
Outstanding at October 31, 2016	29,340	$1,509,005	29,976	$6,055,973

Dynamic Macro

	Options Purchased		Options Written
	Contracts	Premium	Contracts	Premium
Outstanding at October 31, 2015	351	$1,883,439	70	$18,703
Options purchased/written during period	3,303	12,030,685	500	142,848
Options exercised during period	—	—	—	—
Options expired during period	(1,113)	(4,498,307)	(210)	(56,791)
Options closed during period	(2,014)	(7,410,130)	(290)	(77,075)
Outstanding at October 31, 2016	527	$2,005,687	70	$27,685

Alternative Dividend

	Options Purchased
	Contracts	Premium
Outstanding at October 31, 2015	—	$—
Options purchased/written during period	1,054	803,166
Options exercised during period	—	—
Options expired during period	(5)	(20,412)
Options closed during period	—	—
Outstanding at October 31, 2016	1,049	$782,754

NOTES TO FINANCIAL STATEMENTS
October 31, 2016 (Continued)

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at October 31, 2016, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Floating Rate Bond	$120,417,956	$1,032,885	$(1,300,515)	$(267,630)
Monthly Distribution	241,311,554	12,294,110	(16,357,245)	(4,063,135)
Corporate/Government Bond	63,457,185	1,504,181	(329,392)	1,174,789
Dynamic Macro	44,167,526	1,541,763	—	1,541,763
High-Yield Bond	113,301,711	3,569,098	(467,724)	3,101,374
International Opportunity Bond	27,637,163	799,307	(1,361,746)	(562,439)
Appreciation & Income	28,557,403	726,556	(1,376,585)	(650,029)
Alternative Dividend	24,385,706	294,597	(710,120)	(415,523)
Large Cap Value	69,836,689	7,874,030	(2,222,682)	5,651,348
Focused Large Cap Growth	67,920,375	15,195,481	(2,163,145)	13,032,336
International Stock	95,344,546	8,511,804	(2,888,727)	5,623,077
Real Estate Stock	46,602,548	5,291,862	(1,240,295)	4,051,567
Small Cap Value	35,939,108	2,414,741	(1,635,728)	779,013
Emerging Markets Stock	51,238,804	6,964,613	(1,859,189)	5,105,424
Small Cap Growth	41,966,074	3,736,171	(1,410,172)	2,325,999

6.	FORWARD FOREIGN CURRENCY CONTRACTS

At October 31, 2016, Monthly Distribution, International Opportunity Bond, Dynamic Macro and International Stock had the following open forward foreign currency contracts:

Monthly Distribution:					Unrealized
	Settlement			U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Local Currency	Value	(Depreciation)
To Buy:
Canadian Dollar	11/2/2016	JP Morgan	2,665,456	2,013,794	(26,880)
				Total	$(26,880)
To Sell:
Canadian Dollar	11/2/2016	JP Morgan	3,574,721	2,734,479	69,656
Euro	12/20/2016	JP Morgan	4,515,632	4,943,494	(25,267)
				Total	$44,389

					$17,509

NOTES TO FINANCIAL STATEMENTS
October 31, 2016 (Continued)

International Opportunity Bond:

					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Buy:
Australian Dollar	12/15/2016	Barclays	787,728	$598,731	$(4,038)
Australian Dollar	12/15/2016	Citigroup	52,626	39,999	(273)
Brazilian Real	12/7/2016	Barclays	450,000	140,510	628
Brazilian Real	12/7/2016	Citigroup	930,000	290,388	4,744
Canadian Dollar	12/15/2016	Barclays	159,972	119,401	(2,170)
Canadian Dollar	12/15/2016	Barclays	72,000	53,740	(671)
Canadian Dollar	12/15/2016	Citigroup	378,407	282,438	(5,134)
Euro	12/15/2016	Citigroup	93,000	102,158	(1,982)
Euro	12/15/2016	Citigroup	90,000	98,863	(574)
Euro	12/15/2016	Citigroup	100,000	109,848	(2,631)
Indonesian Rupiah	12/7/2016	Barclays	7,555,070,000	576,051	11,944
Israeli Shekel	12/7/2016	Citigroup	270,000	70,361	(1,455)
Japanese Yen	12/15/2016	Barclays	159,189,923	1,517,698	(42,353)
Japanese Yen	12/15/2016	Credit Suisse	8,800,000	83,898	(551)
Mexican Peso	12/7/2016	Barclays	2,510,000	132,888	910
Mexican Peso	12/7/2016	Citigroup	607,000	32,137	775
Mexican Peso	12/7/2016	Citigroup	15,167,735	803,033	4,724
New Zealand Dollar	12/15/2016	Barclays	107,497	76,771	(1,304)
Russian Ruble	12/7/2016	Citigroup	8,400,000	131,438	(326)
Russian Ruble	12/7/2016	Barclays	18,706,000	292,701	9,362
Russian Ruble	12/7/2016	Citigroup	3,005,000	47,020	1,803
Singapore Dollar	12/7/2016	Barclays	120,000	86,235	(2,720)
South African Rand	12/7/2016	Barclays	70,000	5,153	87
South African Rand	12/7/2016	Citigroup	1,490,000	109,688	1,865
Turkish Lira New	12/7/2016	Citigroup	300,000	96,117	(3,610)
				$5,897,265	$(32,950)

International Opportunity Bond:

					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
British Pound	12/15/2016	Citigroup	(20,397)	$(24,929)	$1,147
Euro	12/15/2016	Barclays	(367,363)	(403,540)	7,971
Euro	12/15/2016	Barclays	(311,687)	(342,381)	535
Euro	12/15/2016	Citigroup	(284,075)	(312,050)	6,164
Euro	12/15/2016	Citigroup	(291,123)	(319,791)	3,352
Euro	12/15/2016	Citigroup	(71,723)	(78,786)	790
Euro	12/15/2016	Credit Suisse	(520,881)	(572,176)	(4,351)
Indonesian Rupiah	12/7/2016	Citigroup	(7,555,070,000)	(576,051)	(1,834)
Japanese Yen	12/15/2016	Credit Suisse	(7,062,075)	(67,329)	618
Malaysian Ringgit	12/7/2016	Citigroup	(2,570,000)	(611,383)	24,929
Mexican Peso	12/7/2016	Barclays	(3,555,810)	(188,257)	4,301
Mexican Peso	12/7/2016	Citigroup	(3,425,834)	(181,376)	4,164
South Korean Won	12/7/2016	Citigroup	(55,567,000)	(48,555)	1,235
Taiwan Dollar	12/7/2016	Barclays	(18,056,000)	(572,606)	(1,264)
Turkish Lira New	12/7/2016	Citigroup	(300,000)	(96,117)	1,191
				$(4,395,327)	$48,948

NOTES TO FINANCIAL STATEMENTS
October 31, 2016 (Continued)

International Opportunity Bond:

				Local Currency	U.S. Dollar	U.S. Dollar	Unrealized
		Settlement		Amount Purchased	Market Value	Market Value	Appreciation
Foreign Currency		Date	Counterparty	Sell	Buy	Sell	(Depreciation)
To Buy:	To Sell:
Czech Koruna	Euro	12/7/2016	Barclays	$(41,509)	$45,605	$(45,576)	$29
Polish Zloty	Euro	12/7/2016	Barclays	(8,486)	9,334	(9,317)	17
Euro	Danish Krone	12/15/2016	Barclays	(1,058,127)	156,112	(156,256)	(144)
Euro	Swedish Krona	12/15/2016	Barclays	(2,161,648)	247,429	(240,162)	7,267
Euro	Swiss Franc	12/15/2016	Citigroup	(207,915)	209,082	(210,800)	(1,718)
Euro	Danish Krone	12/15/2016	Citigroup	(200,063)	29,517	(29,544)	(27)
British Pound	Euro	12/15/2016	Citigroup	(552,758)	610,851	(607,191)	3,660
Norwegian Krone	Euro	12/15/2016	Citigroup	(54,412)	59,042	(59,770)	(728)
				$(4,284,918)	$1,366,972	$(1,358,616)	$8,356

International Stock:

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Buy:
Japanese Yen	11/1/2016	JP Morgan Chase	3,820,149	$36,399	$(46)

International Stock:

					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
Canadian Dollar	11/1/2016	Bank of New York/Mellon	(2,135)	$(1,593)	$4
Hong Kong Dollar	11/1/2016	Bank of New York/Mellon	(110,759)	(14,282)	2
Mexican Peso	11/1/2016	Bank of New York/Mellon	(1,431,361)	(76,106)	339
Japanese Yen	11/2/2016	US Bank	(1,757,794)	(16,727)	(22)
				$(108,708)	$323

7.	SHARES OF BENEFICIAL INTEREST

At October 31, 2016, each Fund had an unlimited number of shares authorized with no par value.

Following is a summary of shareholder transactions for each Fund for the year ended October 31, 2016 and the year ended and October 31, 2015, respectively:

NOTES TO FINANCIAL STATEMENTS
October 31, 2016 (Continued)

For the Year or Period Ended October 31, 2016:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Floating Rate Bond	3,245,963	283,827	(1,457,613)	2,072,177	518,054	29,530	(317,202)	230,382
Monthly Distribution	930,533	143,378	(1,296,398)	(222,487)	308,917	49,761	(1,137,113)	(778,435)
Corporate/Government Bond	889,311	88,721	(581,522)	396,510	212,107	8,751	(221,945)	(1,087)
Dynamic Macro	1,014,094	—	(920,799)	93,295	272,164	—	(198,785)	73,379
High-Yield Bond	1,299,855	435,039	(1,812,374)	(77,480)	290,157	46,309	(312,037)	24,429
International Opportunity Bond	573,174	2,986	(1,516,131)	(939,971)	101,064	159	(234,584)	(133,361)
Appreciation & Income	363,748	145,362	(715,847)	(206,737)	95,024	23,349	(147,881)	(29,508)
Large Cap Value	616,688	968,124	(632,723)	952,089	155,383	138,870	(160,657)	133,596
Alternative Dividend	2,069,758	—	(28,014)	2,041,744	1	—	—	1
Focused Large Cap Growth	774,330	17,116	(597,687)	193,759	284,636	3,304	(197,810)	90,130
International Stock	841,227	3,084	(726,387)	117,924	251,540	—	(160,223)	91,317
Real Estate Stock	267,773	184,156	(796,210)	(344,281)	85,202	57,555	(170,890)	(28,133)
Small Cap Value	235,460	53,816	(291,167)	(1,891)	70,193	8,834	(80,919)	(1,892)
Emerging Markets Stock	913,954	25,824	(867,084)	72,694	245,332	1,850	(129,758)	117,424
Small Cap Growth	602,298	124,708	(387,203)	339,803	77,497	24,091	(109,242)	(7,654)

	Class C Shares
				Net Increase
		Distributions		(Decrease)
Fund	Issued	Reinvested	Redeemed	in Shares
Floating Rate Bond	177,846	11,030	(92,549)	96,327
Monthly Distribution	211,987	51,254	(585,842)	(322,601)
Corporate/Government Bond	67,852	5,244	(100,458)	(27,362)
Dynamic Macro	109,872	—	(81,233)	28,639
High-Yield Bond	160,314	35,061	(371,843)	(176,468)
International Opportunity Bond	37,817	12	(92,501)	(54,672)
Appreciation & Income	125,002	28,776	(327,962)	(174,184)
Large Cap Value	59,330	136,802	(148,707)	47,425
Alternative Dividend	35,692	—	(5)	35,687
Focused Large Cap Growth	121,961	1,886	(114,862)	8,985
International Stock	90,644	—	(143,112)	(52,468)
Real Estate Stock	46,146	20,451	(91,576)	(24,979)
Small Cap Value	29,540	7,074	(46,933)	(10,319)
Emerging Markets Stock	87,692	—	(90,272)	(2,580)
Small Cap Growth	124,968	28,776	(327,919)	(174,175)

NOTES TO FINANCIAL STATEMENTS
October 31, 2016 (Continued)

Year Ended October 31, 2015:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Floating Rate Bond	2,743,474	235,935	(1,738,796)	1,240,613	762,696	27,014	(1,278,597)	(488,887)
Monthly Distribution	929,740	143,378	(1,295,605)	(222,487)	308,533	49,761	(1,136,728)	(778,434)
Corporate/Government Bond	845,565	103,425	(998,123)	(49,133)	196,543	8,530	(117,162)	87,911
Dynamic Macro	1,956,574	—	(267,309)	1,689,265	224,440	—	(67,122)	157,318
High-Yield Bond	1,563,647	443,465	(3,951,501)	(1,944,389)	792,543	58,311	(2,010,978)	(1,160,124)
International Opportunity Bond	1,385,937	2,121	(2,208,993)	(820,935)	499,486	115	(503,468)	(3,867)
Appreciation & Income	708,844	362,827	(471,083)	600,588	175,495	65,318	(174,098)	66,715
Large Cap Value	620,117	19,465	(491,285)	148,297	166,148	2,513	(239,724)	(71,063)
Focused Large Cap Growth	1,177,969	—	(625,830)	552,139	626,283	—	(1,443,105)	(816,822)
International Stock	2,084,717	92,841	(543,221)	1,634,337	302,319	10,011	(195,629)	116,701
Real Estate Stock	525,476	100,754	(817,583)	(191,353)	476,856	27,523	(167,669)	336,710
Small Cap Value	348,595	101,946	(443,428)	7,113	96,740	13,178	(54,638)	55,280
Emerging Markets Stock	1,440,620	33,977	(327,502)	1,147,095	197,080	3,384	(87,560)	112,904
Small Cap Growth	363,216	107,442	(309,334)	161,324	111,426	24,863	(127,706)	8,583

	Class C Shares
				Net Increase
		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares
Floating Rate Bond	134,346	9,176	(114,562)	28,960
Monthly Distribution	210,965	51,254	(584,826)	(322,607)
Corporate/Government Bond	71,275	6,301	(69,409)	8,167
Dynamic Macro	68,579	—	(46,093)	22,486
High-Yield Bond	147,503	39,862	(377,837)	(190,472)
International Opportunity Bond	74,858	—	(84,776)	(9,918)
Appreciation & Income	243,786	75,929	(120,326)	199,389
Large Cap Value	69,089	—	(59,967)	9,122
Focused Large Cap Growth	75,706	—	(54,770)	20,936
International Stock	133,023	6,655	(56,755)	82,923
Real Estate Stock	56,624	10,900	(82,900)	(15,376)
Small Cap Value	27,913	11,766	(31,345)	8,334
Emerging Markets Stock	85,900	1,420	(59,863)	27,457
Small Cap Growth	41,709	21,228	(50,521)	12,416

NOTES TO FINANCIAL STATEMENTS
October 31, 2016 (Continued)

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the year ended October 31, 2016 and October 31, 2015 was as follows:

	For the year or period ended October 31, 2016				For the year or period ended October 31, 2015
	Ordinary	Long-Term	Return of		Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total	Income	Capital Gains	Capital	Total
Floating Rate Bond	$3,114,657	$—	$—	$3,114,657	$2,676,918	$—	$—	$2,676,918
Monthly Distribution	4,038,615	—	5,117,544	9,156,159	6,276,573	—	3,563,401	9,839,974
Corporate/Government Bond	1,431,865	—	—	1,431,865	1,657,557	—	—	1,657,557
Dynamic Macro	—	—	—	—	—	—	—	—
High- Yield Bond	4,668,522	—	—	4,668,522	5,267,075	—	—	5,267,075
International Opportunity Bond	—	27,741	—	27,741	—	—	21,370	21,370
Appreciation & Income	1,690,059	6,372	—	1,696,431	821,516	3,916,874	—	4,738,390
Alternative Dividend	—	—	—	—	—	—	—	—
Large Cap Value	564,042	14,258,077	—	14,822,119	365,644	—	—	365,644
Focused Large Cap Growth	—	381,862	—	381,862	—	—	—	—
International Stock	43,319	—	—	43,319	1,350,442	267,504	—	1,617,946
Real Estate Stock	2,119,010	2,657,605	—	4,776,615	1,742,000	1,031,723	—	2,773,723
Small Cap Value	98,604	847,224	—	945,828	1,508,308	390,462	—	1,898,770
Emerging Markets Stock	504,601	—	—	504,601	537,526	—	—	537,526
Small Cap Growth	911,397	1,784,747	78,354	2,774,498	407,082	2,332,537	—	2,739,619

Permanent book and tax differences, primarily attributable to the reclass of net operating losses, short-term capital gains, and fund distributions and adjustments for non-deductible expenses, book/tax treatment of foreign currency exchange gains (losses), section 305(c) deemed dividend distributions, paydown gains (losses), C Corp return of capital, swap gains (losses), passive foreign investment companies, reclassifications of gains on contingent payment debt securities, real estate investment trusts, partnerships, grantor trusts, royalty trusts, corporation mergers, and the capitalization of in lieu dividend payments made in connection with short sales of stock that have not been held open for more than 45 days resulted in reclassification for the tax year ended October 31, 2016 as follows:

	Paid	Accumulated	Accumulated
	In	Net Investment	Net Realized
Fund	Capital	Income (Loss)	Gains (Loss)
Floating Rate Bond	$—	$—	$—
Monthly Distribution	—	3,663,730	(3,663,730)
Corporate/Government Bond	—	70,902	(70,902)
Dynamic Macro	(665,699)	73,163	592,536
High-Yield Bond	(706)	706	—
International Opportunity Bond	(1,032,496)	(38,113)	1,070,609
Appreciation & Income	—	(75,689)	75,689
Alternative Dividend	(3,177)	3,177	—
Large Cap Value	—	(74)	74
Focused Large Cap Growth	(701,668)	701,353	315
International Stock	(141,050)	(747,044)	888,094
Real Estate Stock	—	1	(1)
Small Cap Value	—	—	—
Emerging Markets Stock	—	(123,512)	123,512
Small Cap Growth	(59,009)	59,009	—

Net assets were unaffected by the above reclassifications.

NOTES TO FINANCIAL STATEMENTS
October 31, 2016 (Continued)

As of each of the Fund’s tax year-ended October 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Post October	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	Loss and	Carry	Book/Tax	Appreciation	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings(Deficits)
Floating Rate Bond	$22,346	$—	$—	$(2,132,469)	$(9,758)	$(267,630)	$(2,387,511)
Monthly Distribution	—	—	(798,060)	(17,926,947)	(790,114)	(4,048,033)	(23,563,154)
Corporate/Government Bond	3,634	—	—	(1,811,316)	(242)	1,174,789	(633,135)
Dynamic Macro	—	—	(9,192)	(2,546,135)	—	1,816,176	(739,151)
High-Yield Bond	181,669	—	—	(12,709,801)	(13,868)	3,101,374	(9,440,626)
International Opportunity Bond	—	254,196	—	—	—	(599,611)	(345,415)
Appreciation & Income	499,972	—	—	(2,161,341)	—	(650,029)	(2,311,398)
Alternative Dividend	30,441	—	—	(102,311)	—	(415,523)	(487,393)
Large Cap Value	739,323	—	—	(944,869)	—	5,651,348	5,445,802
Focused Large Cap Growth	—	—	(402,872)	(1,452,565)	—	13,032,336	11,176,899
International Stock	—	—	—	(5,480,464)	—	5,609,674	129,210
Real Estate Stock	1,673,832	3,748,342	—	—	—	4,051,567	9,473,741
Small Cap Value	937,880	144,514	—	—	—	779,013	1,861,407
Emerging Markets Stock	801,223	—	—	(11,160,592)	—	5,108,035	(5,251,334)
Small Cap Growth	—	—	(123,870)	(302,357)	—	2,325,999	1,899,772

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income/(loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales and straddles, adjustments for gains on contingent convertible debt securities, the mark-to-market treatment of open forward foreign currency contracts, options, futures and swap contracts, and adjustments for section 305(c) deemed dividend distributions, real estate investment trusts, partnerships, passive foreign investment companies, royalty trusts, constructive sales of securities held short, straddles and C Corporation return of capital distributions. In addition, the amount listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles and constructive sales, and tax adjustments for accrued dividend payable.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Floating Rate Bond	—
Monthly Distribution	798,060
Corporate/Government Bond	—
Dynamic Macro	9,192
High-Yield Bond	—
International Opportunity Bond	—
Appreciation & Income	—
Alternative Dividend	—
Large Cap Value	—
Focused Large Cap Growth	402,872
International Stock	—
Real Estate Stock	—
Small Cap Value	—
Emerging Markets Stock	—
Small Cap Growth	123,870

NOTES TO FINANCIAL STATEMENTS
October 31, 2016 (Continued)

At October 31, 2016, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration date as follows:

		Non-Expiring	Non-Expiring
Fund	Expiring	Short-Term	Long-Term	Total
Floating Rate Bond	$—	$627,353	$1,515,997	$2,143,350
Monthly Distribution	—	5,380,806	12,546,141	17,926,947
Corporate/Government Bond	—	502,249	1,309,067	1,811,316
Dynamic Macro	152,058	1,943,448	450,629	2,546,135
High-Yield Bond	3,403,542	3,648,764	5,657,495	12,709,801
International Opportunity Bond	—	—	—	—
Appreciation & Income	—	—	2,161,341	2,161,341
Alternative Dividend	—	73,481	28,830	102,311
Large Cap Value	—	944,869	—	944,869
Focused Large Cap Growth	—	1,139,981	312,584	1,452,565
International Stock	—	4,996,453	484,011	5,480,464
Real Estate Stock	—	—	—	—
Small Cap Value	—	—	—	—
Emerging Markets Stock	3,737,864	6,242,039	1,180,689	11,160,592
Small Cap Growth	—	302,357	—	302,357

For Monthly Distribution, $674,128 of capital loss carryforward expired in the current fiscal year.

9.	LINE OF CREDIT

Currently, the Funds have a $40,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so.

10.	SECURITIES LENDING

The Funds have entered into a Securities Lending Agreement (“Agreement”) with the Bank. Each participating fund can lend their securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current Market Value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. All interest and dividend payments received on securities which are held as collateral, provided that there is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the collateral, net of any rebates paid by the Bank to the borrowers is remitted to the Bank as lending agent and the remainder is paid to the Fund(s).

Securities lending income, if any, is disclosed in the Fund’s Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the Borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market.

NOTES TO FINANCIAL STATEMENTS
October 31, 2016 (Continued)

The following table presents financial instruments that are subject to enforceable netting arrangements as of October 31, 2016.

Gross Amounts of Assets Presented in the Statements of Assets and Liabilities
	Market Value of	Market Value of	Percentage of Total
Fund	Loaned Securities	collateral (1)	Investment Income
Floating Rate Bond	$493,658	$493,658	0.00%
Monthly Distribution	8,642,699	8,642,699	0.00%
Corporate/Government Bond	7,381,247	7,381,247	0.00%
Dynamic Macro	10,755,310	10,755,310	0.00%
High-Yield Bond	21,332,052	21,332,052	0.00%
International Opportunity Bond	—	—	0.00%
Appreciation & Income	4,096,292	4,096,292	0.00%
Alternative Dividend	—	—	0.00%
Large Cap Value	18,573,447	18,573,447	0.00%
Focused Large Cap Growth	14,852,759	14,852,759	0.00%
International Stock	5,684,575	5,684,575	0.00%
Real Estate Stock	12,573,071	12,573,071	0.00%
Small Cap Value	8,271,513	8,271,513	0.00%
Emerging Markets Stock	—	—	0.00%
Small Cap Growth	10,732,232	10,732,232	0.00%

(1)	The amount is limited to the loaned securities and accordingly, does not include excess collateral pledged

10.	NEW ACCOUNTING PRONOUNCEMENT

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements relating to the Funds presented in this report.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of the Dunham Funds

We have audited the accompanying statements of assets and liabilities of Dunham Floating Rate Bond Fund, Dunham Monthly Distribution Fund, Dunham Corporate/Government Bond Fund, Dunham Dynamic Macro Fund, Dunham High-Yield Bond Fund, Dunham International Opportunity Bond Fund, Dunham Appreciation & Income Fund, Dunham Large Cap Value Fund, Dunham Focused Large Cap Growth Fund, Dunham International Stock Fund, Dunham Real Estate Stock Fund, Dunham Small Cap Value Fund, Dunham Emerging Markets Stock Fund, and Dunham Small Cap Growth Fund, each a series of shares of beneficial interest in the Dunham Funds, including the schedules of investments, as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods presented. We have also audited the statement of assets and liabilities of Dunham Alternative Dividend Fund, including the schedule of investments, as of October 31, 2016, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period August 31, 2016 (commencement of operations) to October 31, 2016. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016 by correspondence with the custodian, agent banks, and brokers and by other appropriate auditing procedures where responses from agent banks and brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dunham Funds as of October 31, 2016, and the results of their operations for the year or period then ended, the changes in their net assets for each of the years or period in the two-year period then ended and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

December 30, 2016

TRUSTEES & OFFICERS (Unaudited)

Trustees and Officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name. Unless otherwise noted, the address of each Trustee and Officer is 10251 Vista Sorrento Parkway, Suite 200, San Diego, CA 92121.

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships
Non-Interested Trustees
Timothy M. Considine 1501 Fifth Ave., Ste. 400, San Diego, CA 92101 Age: 76	Trustee	Since January 2008	Accountant, Considine & Considine (certified public accountant), 1960- present.	16	HomeFed Corp., 1992-present
Henry R. Goldstein 3403 S. Race St. Englewood, CO 80113 Age: 85	Trustee	Since January 2008	Self-employed consultant/mediator (financial services), 2009-present; Independent Contractor, RBC Daniels (financial services company for telecom industry), 2007-2009; Managing Director, Daniels & Associates (financial services company for telecom industry), 1998- 2007.	16	None
Paul A. Rosinack Age: 69	Trustee	Since January 2008	President/ Chief Executive Officer / Director, Qualigen, Inc., (manufacturer of medical products and equipment) 2004- present.	16	None
Interested Trustees and Officers
Jeffrey A. Dunham* Age: 55	Trustee, Chairman of Board, President & Principal Executive Officer	Since January 2008	Chief Executive Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1985-present; Chief Executive Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Executive Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1986-present; Chief Executive Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1985-present; Chairman and Chief Executive Officer, Dunham Trust Company, 1999-present.	16	None
Denise S. Iverson Age: 57	Treasurer & Principal Financial Officer	Since January 2008	Chief Financial Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1999-present; Chief Financial Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Financial Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1999-present; Chief Financial Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1999-present; Chief Financial Officer and Director, Dunham Trust Company, 1999-present.	N/A	N/A
Joseph P. Kelly II Age: 41	Chief Compliance Officer	Since January 2014	General Counsel and Chief Compliance Officer, Dunham & Associates, Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), November 2013-present; Senior Associate, Dechert LLP (law firm), 2005-October 2013.	N/A	N/A
Tamara Beth Wendoll Age: 45	Secretary and AML Officer	Since October 2015 – Secretary (December 2008 - Assistant Secretary); Since September 2010 – AML Officer	Chief Operating Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 2008- present; Senior Executive Vice President, Marketing and Operations, Kelmoore Investment Co., Inc., 1998-2008.	N/A	N/A
Ryan Dykmans Age: 34	Assistant Secretary	Since October 2015	Director of Research, June 2013-present; Senior Investment Analyst from 2009- 2013, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds).	N/A	N/A
James Colantino 80 Arkay Dr., Ste. 110 Hauppauge, NY 11788 Age: 47	Assistant Treasurer	Since January 2008	Senior Vice President-Fund Administration, 2012-present; Vice President, 2004- 2012; Senior Fund Administrator, 1999-2004, Gemini Fund Services, LLC.	N/A	N/A

^	Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-3DUNHAM (338-6426).

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Meeting of the Board of Trustees Held on June 21, 2016

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) held on June 21, 2016, the Board, including a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), considered the approval of a new investment advisory agreement between the Trust and Dunham & Associates Investment Counsel, Inc. (the “Adviser”) (the “Investment Advisory Agreement”) and a new sub-advisory agreement among the Trust, the Adviser and Sungarden Fund Management, LLC (“Sungarden” or the “Sub-Adviser”) (the ” Sungarden Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the (“Advisory Agreements”)) on behalf of the Dunham Alternative Dividend Fund (the “Fund”), a new series of the Trust. In connection with its review and approval of the Advisory Agreements, the Board considered materials furnished by Sungarden and the Adviser. At the Meeting, representatives from the Adviser and Sungarden presented information regarding Sungarden and the Fund, and responded to questions from the Trustees. The Board reviewed the terms of the Advisory Agreements, and discussed the performance goals and fulcrum fee arrangements set forth in the Sungarden Sub-Advisory Agreement. In their consideration of the proposed Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreements included the following:

The matters considered by the Independent Trustees in connection with its approval of the Advisory Agreements with respect to Alternative Dividend, included the following:

Nature, Extent and Quality of Services. The Trustees discussed the qualifications of the Adviser’s and the Sub-Adviser’s key personnel. They noted the experience of the Adviser in managing mutual funds, its due diligence in recommending sub-advisers to the Board, negotiating fees and overseeing service providers. The Independent Trustees discussed that although the Sub-Adviser is a new firm, the Sub-Adviser’s lead portfolio manager and head of its investment committee, has prior experience managing a mutual fund. The Independent Trustees then discussed the other members of the portfolio management and research personnel of the Sub-Adviser and noted that they are well qualified to execute the Fund’s hedged investing strategy and the Adviser will provide the necessary oversight of the Sub-Adviser, particularly in the area of mutual fund regulations. The Independent Trustees also reviewed the Sub-Adviser’s compliance initiatives and its methodology, research and analysis for selecting investments. The Trustees discussed that the information provided indicated that the Adviser and Sub-Adviser have the resources and experience necessary to provide quality services to the Fund.

Performance. The Trustees considered the Adviser’s past performance with the existing Funds in the Trust, as well as other factors relating to the Adviser’s track record. The Board concluded that the Adviser’s past performance was acceptable. As for the performance of the Sub-Adviser, the Trustees reviewed data comparing the performance of the Sub-Adviser’s Hedged Dividend Composite to the Fund’s Benchmark Index, the Dow Jones Moderately Conservative Index, for the one-year and since inception (February 1, 2012) time periods through April 30, 2016. The Trustees noted that the returns (gross of fees) for the Composite were reasonable over the longer-term. The Independent Trustees concluded that there is a reasonable expectation that the Sub-Adviser would obtain an acceptable level of investment return for prospective shareholders of the Fund.

Costs of Services and Profitability. As to the cost of the services to be provided and the profits to be realized by the Adviser and Sub-Adviser, the Trustees noted that the proposed advisory fee is consistent with fees paid by other equity funds in the Trust. With regard to the Sub-Adviser, they noted that the fulcrum fee results in a +/-30 basis points adjustment to the Fulcrum Base Fee of 60 basis points based on the performance of the Fund’s Class N shares versus the performance of the Benchmark Index. The Trustees discussed at length the operation of the Performance Fee and the impact on fees and expenses based on various performance results and took into account that the Fulcrum fee range of 0.30%-0.90% is below the minimum and maximum fees charged by the Sub-Adviser to other accounts. The Trustees concluded that the fee adjustments under the Fulcrum fee arrangement are reasonable and appropriate to reward or penalize outperformance or underperformance, respectively and would not be the result of immaterial performance variance. The Independent Trustees discussed information provided by the Adviser and Sub-Adviser, including comparative fee information and anticipated profits to be realized by the Adviser and Sub-Adviser in connection with the operation of the Fund. The Independent Trustees concluded that the Adviser and Sub-Adviser would not reap excessive profits from their relationships with the Fund.

Economies of Scale. As to the extent to which the Fund will realize economies of scale, the Trustees concluded that it would be unlikely that any material economies of scale would be achieved by the Fund in the initial term of the Agreements.

Conclusion. Having requested and received such information from the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Investment Advisory Agreement and the Sungarden Sub-Advisory Agreement is in the best interests of Alternative Dividend and its prospective shareholders.

Meeting of the Board of Trustees Held on September 13, 2016

At a regular meeting of the Board held on September 13, 2016 (the “Meeting”), the Board considered the continuance of the Sub-Advisory Agreement with PENN Capital Management Co., Inc. (“PENN”) and the Trust (the “Penn Sub-Advisory Agreement”) with respect to the Dunham Appreciation & Income Fund (the “Fund”) and the continuance of the Sub-Advisory Agreement with Mellon Capital Management Corporation (“Mellon”) and the Trust (the “Mellon Sub-Advisory Agreement”) with respect to the Dunham Dynamic Macro Fund.

Dunham Appreciation & Income Fund

In connection with its review and approval of the Penn Sub-Advisory Agreement, the Board considered materials furnished by Penn and the Adviser, including information about, but not limited to, its personnel, operations and resources. The following is a summary of the information reviewed and considered by the Trustees and does not detail all information reviewed and considered.

Matters considered by the Board, including the Independent Trustees, in connection with its approval of continuance of the Penn Sub-Advisory Agreement with respect to Appreciation & Income included the following:

Performance. As to investment performance, the Trustees reviewed the performance data of the Fund for the 1- year period and since Penn was appointed in October 2014, through the calendar quarter ended June 30, 2016. They compared the Fund to the average of a peer group of comparable funds selected by Penn, a group of funds in Morningstar’s convertibles category, the Fund’s benchmark index and another convertible fund that Penn sub-advises in a similar manner as the Fund (the “Other Account”) (collectively, the Penn Comparison Group”). The Trustees observed that for the 1 year period, the Fund underperformed the Penn Comparison Group, however, they noted the Adviser’s report that the performance over the last quarter had been more favorable. The Board considered that in light of the challenges presented by the concentrated nature of the portfolio, the additional volatility of the portfolio is not unexpected. The Trustees further noted adjustments made by Penn to try to manage volatility. The Trustees agreed to monitor the volatility and performance of the Fund and to reevaluate Penn over a longer term.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services provided by Penn, the Board considered the experience, qualifications and stability of Penn’s investment professionals. The Trustees took into account the Adviser’s overall satisfaction with Penn’s services, noted comments from the Adviser’s CCO regarding enhancements to Penn’s compliance personnel. The Trustees concluded that Penn has the resources necessary to provide quality advisory services to the Fund in a manner that is consistent with the Board’s expectations.

Cost of Services and Profitability. The Trustees discussed that the fulcrum fee is a +/-25 basis point adjustment to the base fee of 45 basis points based on the performance of the Fund’s Class N shares versus the performance benchmark for a fee range of 0.20% to 0.70% and that the sub-adviser earned 0.35% during the prior year. They noted that even with superior performance, the sub-adviser would earn a fee that is reasonable for services provided. The Trustees reviewed an analysis of profitability provided by the sub-adviser that showed that the sub-adviser is not yet earning a profit from its relationship with the Fund. The Board concluded that profitability is not a concern.

Economies of Scale. It was the consensus of the Board that in light of the small size of the Fund and the sub-adviser’s profitability analysis, economies of scale had not been achieved and the absence of breakpoints was acceptable at this time.

Conclusion. The Trustees relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Penn Sub-Advisory Agreement. During the Board’s deliberations, it was noted that the Trustees did not identify any single piece of information that was all important or controlling. Having requested and received such information from the sub-adviser as the Board believed to be reasonably necessary to evaluate the terms of the Penn Sub-Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that the sub-advisory fee is reasonable and that continuance of the Penn Sub-Advisory Agreement is in the best interest of the Trust and shareholders of Appreciation & Income.

Dunham Dynamic Macro Portfolio

In connection with its review and approval of the Mellon Sub-Advisory Agreement, the Board considered materials furnished by Mellon and the Adviser, including information about, but not limited to, its personnel, operations and resources. The following is a summary of the information reviewed and considered by the Trustees and does not detail all information reviewed and considered.

Matters considered by the Board, including the Independent Trustees, in connection with its approval of continuance of the Mellon Sub-Advisory Agreement with respect to the Dunham Dynamic Macro Fund included the following:

Performance. As to investment performance, the Board reviewed the investment performance of the Fund as compared to the performance of the average of a peer group of funds, the average of the Morningstar multi-alternative category and a comparable benchmark index, the IQ Hedge Global Macro Beta Index, for the 1-year period and since Mellon began advising the Fund in October 2014 through June 30, 2016 (collectively, the “Mellon Comparison Group”). The Trustees noted that while the Fund underperformed the Mellon Comparison Group for the one-year period, it had significantly outperformed the Mellon Comparison Group since June 30, 2016. It was the consensus of the Board, including all the Independent Trustees, that the sub-adviser’s investment performance is satisfactory to warrant continuation of the Mellon Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Board examined the nature, extent and quality of the services provided by the sub-adviser to the Fund. Among other things, the Board considered the depth and qualifications of the sub-adviser’s personnel, including the experience of the Fund’s portfolio managers. The Trustees further considered the Adviser’s overall favorable assessment of the sub-adviser’s services, including the sub-adviser’s processes to try to manage volatility, and its culture of compliance. The Board concluded that the sub-adviser has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to provide satisfactory and reliable services to the Fund.

Cost of Services and Profitability. The Trustees discussed that the fulcrum fee is a +/-35 basis point adjustment to the base fee of 75 basis points based on the performance of the Fund’s Class N shares versus the performance benchmark for a fee range of 0.40% to 1.10% and that the sub-adviser earned 0.94% during the prior year. The Trustees, including the Independent Trustees, noted that based on information provided by Mellon, the maximum fee rate of 1.10%, which would only be earned if the Fund performed very well, is within the 0.80% to 1.60% fee range that, with one exception, is charged for similar global asset allocation strategies it manages. The Trustees reviewed an analysis of profitability provided by the Adviser and agreed that profitability did not appear to be excessive. The Board then took into account possible related benefits derived by Mellon from its relationship with the Fund. The Board concluded that, after further discussion of the profitability analysis provided, and in light of the complex nature of the Fund, excessive profitability from the sub-adviser’s relationship with the Fund was not an issue at this time

Economies of Scale. The Board noted that it did not appear that the Fund or the sub-adviser were achieving meaningful economies of scale and that the addition of break points was determined not to be necessary at this time.

Conclusion. The Trustees relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Mellon Sub-Advisory Agreement. During the Board’s deliberations, it was noted that the Trustees did not identify any single piece of information that was all important or controlling. Having requested and received such information from the sub-adviser as the Board believed to be reasonably necessary to evaluate the terms of the Mellon Sub-Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that the sub-advisory fee is reasonable and that continuance of the Mellon Sub-Advisory Agreement is in the best interest of the Trust and shareholders of Dynamic Macro.

DUNHAM FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay (1) transitional costs, such as sales load, and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	5/1/16	10/31/16	Period*	10/31/16	Period*
Class N:
Floating Rate Bond Fund	1.32%	$1,000.00	$1,031.10	$ 6.63	$1,018.00	$7.20
Monthly Distribution Fund	1.77%	$1,000.00	$1,021.10	$ 8.99	$1,015.69	$9.53
Corporate/Government Bond Fund	1.18%	$1,000.00	$1,022.60	$ 6.00	$1,019.20	$5.99
Dynamic Macro Fund	1.54%	$1,000.00	$1,019.00	$ 7.82	$1,017.39	$7.81
High-Yield Bond Fund	1.08%	$1,000.00	$1,057,90	$ 5.59	$1,019.71	$5.48
International Opportunity Bond Fund	1.23%	$1,000.00	$ 977.00	$ 6.11	$1,018.95	$6.24
Appreciation & Income Fund	1.42%	$1,000.00	$1,048.20	$ 7.31	$1,018.00	$7.20
Alternative Dividend Fund	1.88%	$1,000.00	$1,000.00	$ 3.13	$1,015.69	$9.53
Large Cap Value Fund	1.03%	$1,000.00	$1,026.90	$ 5.25	$1,019.96	$5.23
Focused Large Cap Growth Fund	1.88%	$1,000.00	$1,036.50	$ 9.62	$1,015.69	$9.53
International Stock Fund	1.58%	$1,000.00	$1,025.90	$ 8.05	$1,017.19	$ 8.01
Real Estate Stock Fund	1.21%	$1,000.00	$1,022.90	$ 6.15	$1,019.05	$ 6.14
Small Cap Value Fund	1.26%	$1,000.00	$1,059.60	$ 6.52	$1,018.80	$ 6.39
Emerging Markets Stock Fund	1.26%	$1,000.00	$1,076.10	$ 6.58	$1,018.80	$ 6.39
Small Cap Growth Fund	1.13%	$1,000.00	$1,061.60	$ 5.86	$1,019.46	$ 5.74
Class A:
Floating Rate Bond Fund	1.57%	$1,000.00	$1,028.70	$ 7.88	$1,016.74	$ 8.47
Monthly Distribution Fund	1.99%	$1,000.00	$1,019.90	$10.10	$1,012.02	$13.20
Corporate/Government Bond Fund	1.42%	$1,000.00	$1,021.30	$ 7.21	$1,018.00	$ 7.20
Dynamic Macro Fund	1.79%	$1,000.00	$1,016.90	$ 9.07	$1,016.14	$ 9.07
High-Yield Bond Fund	1.33%	$1,000.00	$1,057.30	$ 6.88	$1,018.45	$ 6.75
International Opportunity Bond Fund	1.48%	$1,000.00	$ 975.90	$ 7.35	$1,017.70	$ 7.51
Appreciation & Income Fund	1.67%	$1,000.00	$1,048.30	$ 8.60	$1,016.74	$ 8.47
Alternative Dividend Fund	2.61%	$1,000.00	$1,000.00	$ 4.35	$1,012.02	$13.20
Large Cap Value Fund	1.28%	$1,000.00	$1,025.30	$ 6.52	$1,018.70	$ 6.50
Focused Large Cap Growth Fund	2.61%	$1,000.00	$1,035.50	$13.35	$1,012.02	$13.20
International Stock Fund	1.84%	$1,000.00	$1,025.30	$ 9.37	$1,015.89	$ 9.32
Real Estate Stock Fund	1.45%	$1,000.00	$1,021.70	$ 7.37	$1,017.85	$ 7.35
Small Cap Value Fund	1.52%	$1,000.00	$1,059.30	$ 7.87	$1,017.50	$ 7.71
Emerging Markets Stock Fund	1.50%	$1,000.00	$1,074.20	$ 7.82	$1,017.60	$ 7.61
Small Cap Growth Fund	1.48%	$1,000.00	$1,060.00	$ 7.66	$1,017.70	$ 7.51

YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	5/1/16	10/31/16	Period*	10/31/16	Period*
Class C:
Floating Rate Bond Fund	2.08%	$1,000.00	$1,026.30	$10.42	$1,012.87	$12.35
Monthly Distribution Fund	2.33%	$1,000.00	$1,016.20	$11.81	$1,011.36	$13.85
Corporate/Government Bond Fund	1.93%	$1,000.00	$1,018.20	$ 9.79	$1,015.43	$ 9.78
Dynamic Macro Fund	2.54%	$1,000.00	$1,013.10	$12.85	$1,012.37	$12.85
High-Yield Bond Fund	1.83%	$1,000.00	$1,053.20	$ 9.44	$1,015.94	$ 9.27
International Opportunity Bond Fund	1.98%	$1,000.00	$ 972.50	$ 9.82	$1,015.18	$10.03
Appreciation & Income Fund	2.44%	$1,000.00	$1,043.80	$12.54	$1,012.87	$12.35
Alternative Dividend Fund	1.16%	$1,000.00	$1,000.00	$ 1.93	$1,019.30	$ 5.89
Large Cap Value Fund	2.03%	$1,000.00	$1,021.00	$ 9.80	$1,015.44	$ 9.77
Focused Large Cap Growth Fund	2.74%	$1,000.00	$1,032.00	$14.00	$1,011.36	$13.85
International Stock Fund	2.62%	$1,000.00	$1,021.00	$10.31	$1,014.93	$10.28
Real Estate Stock Fund	2.21%	$1,000.00	$1,018.00	$11.21	$1,014.27	$11.19
Small Cap Value Fund	2.27%	$1,000.00	$1,055.10	$11.73	$1,013.72	$11.49
Emerging Markets Stock Fund	2.25%	$1,000.00	$1,070.70	$11.71	$1,013.83	$11.39
Small Cap Growth Fund	2.23%	$1,000.00	$1,056.20	$11.53	$1,013.93	$11.76

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days and divided by 366 (to reflect the number of days in the six month period ending October 31, 2016).

Privacy Notice

 October 2016

FACTS	WHAT DO THE DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■         Social Security number and wire transfer instructions

■         account transactions and transaction history

■         investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	NO
For our marketing purposes - to offer our products and services to you	Yes	NO
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 442-4358 or go to www.dunham.com

What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?	We collect your personal information, for example, when you

■     open and account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes-information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds doesn’t jointly market

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330. The information on Form N-Q is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

P.O. Box 910309
San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC.

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND’S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The Board has determined, based on questionnaires completed by the Audit Committee members, that Timothy M. Considine is an audit committee financial expert. Mr. Considine is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2016 $ 181,600

FY 2015 $ 192,000

(b)	Audit-Related Fees

FY 2016 $ 0

FY 2015 $ 0

Nature of the fees:

(c)	Tax Fees

FY 2016 $ 30,000

FY 2015 $ 32,000

Nature of the fees: Preparation of federal and state tax returns and review of annual dividend calculations.

(d)	All Other Fees
	Registrant	Adviser
FY 2016	$0	$0
FY 2015	$0	$0

Nature of the fees:

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the audit committee.

(2)	Percentages of 2016 Services Approved by the Audit Committee

	Registrant	Adviser

Audit-Related Fees:	0%	0%
Tax Fees:	0%	0%
All Other Fees:	0%	0%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2016	$30,000	$ None
FY 2015	$32,000	$ None

(h)        Not applicable. All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2011

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

/s/Jeffrey Dunham

Jeffrey Dunham, President

Date 1/9/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Jeffrey Dunham

Jeffrey Dunham, President

Date 1/9/17

By (Signature and Title)

/s/Denise Iverson

Denise Iverson, Treasurer

Date 1/9/17